UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05398

AB VARIABLE PRODUCTS SERIES FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: December 31, 2019

Date of reporting period: December 31, 2019

ITEM 1.    REPORTS TO STOCKHOLDERS.

DEC    12.31.19

ANNUAL REPORT

AB VARIABLE PRODUCTS

SERIES FUND, INC.

+	BALANCED WEALTH STRATEGY PORTFOLIO

Beginning on May 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Portfolio’s shareholder reports from the insurance company that offers your contract unless you specifically request paper copies from the insurance company or from your financial intermediary. Instead of delivering paper copies of the reports, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company or your financial intermediary electronically by following the instructions provided by the insurance company or by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company or by contacting your financial intermediary. Your election to receive reports in paper will apply to all portfolio companies available under your contract with the insurance company.

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

BALANCED WEALTH STRATEGY

PORTFOLIO	AB Variable Products Series Fund

LETTER TO INVESTORS

February 14, 2020

The following is an update of AB Variable Products Series Fund—Balanced Wealth Strategy Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2019.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is to maximize total return consistent with the Adviser’s determination of reasonable risk. The Portfolio invests in a portfolio of equity and fixed-income securities that is designed as a solution for investors who seek a moderate tilt toward equity returns but also want the risk diversification offered by fixed-income securities and the broad diversification of their equity risk across styles, capitalization ranges and geographic regions. Under normal circumstances, the Portfolio will invest at least 25% of its total assets in equity securities and at least 25% of its total assets in fixed-income securities with a goal of providing moderate upside potential without excessive volatility. The Portfolio also seeks exposure to real assets by investing in real estate-related equity securities (including real estate investment trusts “REITs”), natural resource equity securities and inflation-sensitive equity securities, which are equity securities of companies that the Adviser believes maintain or grow margins in rising inflation environments, including equity securities of utilities and infrastructure-related companies (“inflation-sensitive equities”). The Portfolio pursues a global strategy, typically investing in securities of issuers located in the United States and in other countries throughout the world, including emerging-market countries.

The Adviser expects that the Portfolio will normally invest a greater percentage of its total assets in equity securities than in fixed-income securities, and will generally invest in equity securities both directly and through underlying investment companies advised by the Adviser (“Underlying Portfolios”). A significant portion of the Portfolio’s assets are expected to be invested directly in US large-cap equity securities, primarily common stocks, in accordance with the Adviser’s US Strategic Equities investment strategy (“US Strategic Equities”). Under US Strategic Equities, portfolio managers of the Adviser that specialize in various investment disciplines identify high-conviction large-cap equity securities based on their fundamental investment research for potential investment by the Portfolio. These securities are then assessed in terms of both this fundamental research and quantitative analysis in creating the equity portion of the Portfolio’s portfolio. In applying the quantitative analysis, the Adviser considers a number of metrics that historically have provided some indication of favorable future returns, including metrics related to valuation, quality, investor behavior and corporate behavior.

In addition, the Portfolio seeks to achieve exposure to international large-cap equity securities through investments in the International Strategic Equities Portfolio of Bernstein Fund, Inc. (“Bernstein International Strategic Equities Portfolio”) and the International Portfolio of Sanford C. Bernstein Fund, Inc. (“SCB International Portfolio”), each a registered investment company advised by the Adviser. Bernstein International Strategic Equities Portfolio and SCB International Portfolio focus on investing in non-US large-cap and mid-cap equity securities. Bernstein International Strategic Equities Portfolio follows a strategy similar to US Strategic Equities, but in the international context. In managing SCB International Portfolio, the Adviser selects stocks by drawing on the capabilities of its separate investment teams specializing in different investment disciplines, including value, growth, stability and others. The Portfolio also invests in other Underlying Portfolios to efficiently gain exposure to certain other types of equity securities, including small- and mid-cap and emerging-market equity securities. The Adviser selects an Underlying Portfolio based on the segment of the equity market to which the Underlying Portfolio provides exposure, its investment philosophy, and how it complements and diversifies the Portfolio’s overall portfolio.

In selecting fixed-income investments, the Adviser may draw on the capabilities of separate investment teams that specialize in different areas that are generally defined by the maturity of the debt securities and/or their ratings, and which may include subspecialties (such as inflation-indexed securities). These fixed-income teams draw on the resources and expertise of the Adviser’s internal fixed-income research staff, which includes over 50 dedicated fixed-income research analysts and economists. The Portfolio’s fixed-income securities will primarily be investment-grade debt securities, but are expected to include lower-rated securities (“junk bonds”) and preferred stock.

The Portfolio expects to enter into derivative transactions, such as options, futures contracts, forwards and swaps. Derivatives may provide a more efficient and economical exposure to market segments than direct investments, and may also be a more efficient way to alter the Portfolio’s exposure. The Portfolio may, for example, use credit default, interest rate and total return swaps to establish exposure to the fixed-income markets or particular fixed-income securities and, as noted below, may use currency derivatives to hedge foreign currency exposure.

AB Variable Products Series Fund

The Adviser may employ currency hedging strategies in the Portfolio or the Underlying Portfolios, including the use of currency-related derivatives, to seek to reduce currency risk in the Portfolio or the Underlying Portfolios, but it is not required to do so. The Adviser will generally employ currency-related hedging strategies more frequently in the fixed-income portion of the Portfolio than in the equity portion.

INVESTMENT RESULTS

The table on page 5 shows the Portfolio’s performance compared to its primary benchmark, the Morgan Stanley Capital International All Country World Index (“MSCI ACWI”) (net), and the Bloomberg Barclays Global Aggregate Bond Index (USD hedged), for the one-, five- and 10-year periods ended December 31, 2019.

For the annual period, all share classes of the Portfolio underperformed the primary benchmark, but outperformed the Bloomberg Barclays Global Aggregate Bond Index. The Portfolio’s more diversified approach, which balances exposures to equities, bonds, commodities and alternative strategies, underperformed the all-equity benchmark. During the period, equities, fixed-income assets and alternative strategies contributed to absolute performance. Security selection within equities and alternative strategies detracted from performance, while selection within fixed income was positive.

During the annual period, the Portfolio utilized derivatives for hedging and investment purposes, including futures, forwards, credit default swaps and interest rate swaps, which detracted from absolute returns, as well as Consumer Price Index swaps, which contributed.

MARKET REVIEW AND INVESTMENT STRATEGY

US and international stocks recorded strong double-digit returns while emerging markets also rallied during the annual ended December 31, 2019. After declining sharply at the end of 2018, equity markets rebounded dramatically in January, as strong corporate earnings and optimism about a trade truce between the US and China calmed investors. Trade-war tensions resurfaced, however, and emerging geopolitical pressures drove market volatility. Tariff wars, restrictive monetary policy and a decline in industrial production stoked recessionary fears throughout the global economy. In response, the world’s central banks implemented accommodative monetary policies to help support capital markets. Late in the third quarter, equity market performance was accompanied by a sharp style rotation in the US. Quality-growth and lower-volatility stocks, which had been strong performers, lagged and value stocks outperformed. However, for the most part, growth stocks continued to outperform value over the entire period. From a market-capitalization perspective, large-cap stocks outperformed their small-cap peers. In December, equity markets rallied on news that the US and China had agreed to a preliminary phase-one trade deal due to be signed in January 2020.

Global fixed-income markets performed strongly over the annual period. Long-dated developed-market treasuries were strong performers, given their interest-rate sensitivity, despite the move higher in yields since September. Investment-grade, high-yield and emerging-market sovereign debt all posted solid returns as credit spreads tightened. In addition to lowering rates, the US Federal Reserve increased its balance sheet later in the period to manage liquidity in the repurchase agreement market, effectively capping short-term rates. The European Central Bank reduced rates to a record low in September and announced the resumption of quantitative easing. The Bank of Japan issued guidance for the continuation of low rates and the government implemented a significant fiscal stimulus program in December.

The Portfolio’s Senior Investment Management Team seeks improved equity risk control by utilizing a blend of US, emerging- and international-market equities as well as diversifiers in the form of real estate, natural resources and pricing power equities. The Portfolio also features a global fixed-income component to benefit from international bond diversification and the low correlation of fixed income and equities. The blended equity and fixed-income exposures, combined with an emphasis on companies with historical and projected stable earnings and higher profitability, offer the potential to achieve higher risk-adjusted returns.

BALANCED WEALTH STRATEGY PORTFOLIO

DISCLOSURES AND RISKS	AB Variable Products Series Fund

Benchmark Disclosure

All indices are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI ACWI (net, free float-adjusted, market capitalization weighted) represents the equity market performance of developed and emerging markets. The Bloomberg Barclays Global Aggregate Bond Index (USD hedged) represents the performance of the global investment-grade developed fixed-income markets, hedged to the US dollar. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns reflect the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Market Risk: The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Allocation Risk: The allocation of investments among the different investment styles, such as growth or value, equity or debt securities, or US or non-US securities may have a more significant effect on the Portfolio’s net asset value (“NAV”) when one of these investment strategies is performing more poorly than others.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade or dispose of due to adverse market, economic, political, regulatory or other factors. These risks may be heightened with respect to investments in emerging-market countries, where there may be an increased amount of economic, political and social instability.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the Portfolio’s returns.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment-Grade Security Risk: Investments in fixed-income securities with lower ratings (“junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest-rate sensitivity, negative perceptions of the junk bond market generally and may be more difficult to trade or dispose of than other types of securities.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies are subject to market and selection risk. In addition, Contractholders invested in the Portfolio bear both their proportionate share of expenses in the Portfolio (including management fees) and, indirectly, the expenses of the investment companies (to the extent these expenses are not waived or reimbursed by the Adviser).

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Portfolio. Derivatives may also be subject to counterparty risk to a greater degree than more traditional investments.

(Disclosures, Risks and Note About Historical Performance continued on next page)

DISCLOSURES AND RISKS

(continued)	AB Variable Products Series Fund

Real Assets Risk: The Portfolio’s investments in securities linked to real assets involve significant risks, including financial, operating, and competitive risks. Investments in securities linked to real assets expose the Portfolio to adverse macroeconomic conditions, such as a rise in interest rates or a downturn in the economy in which the asset is located. Changes in inflation rates or in the market’s inflation expectations may adversely affect the market value of inflation-sensitive equities. The Portfolio’s investments in real estate securities have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in REITs may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in tax laws.

Active Trading Risk: The Portfolio expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate is expected to exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Portfolio’s return.

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Variable Products prospectus. As with all investments, you may lose money by investing in the Portfolio.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your financial advisor or insurance agent representative at your financial institution to obtain portfolio performance information current to the most recent month end.

Effective May 1, 2018, the Portfolio amended its principal strategies by eliminating the static targets for allocation of investments among asset classes, changing the securities selection strategies used for the equity portion of the Portfolio, and broadening the types of real asset securities in which the Portfolio will invest. The performance shown in the report for periods prior to May 1, 2018 is based on the Portfolio’s prior principal strategies and may not be representative of the Portfolio’s performance under its current principal strategies.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For additional copies of the Portfolio’s prospectus or summary prospectus, which contains this and other information, call your financial advisor or (800) 227 4618. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Performance assumes reinvestment of distributions and does not account for taxes.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

BALANCED WEALTH STRATEGY PORTFOLIO

HISTORICAL PERFORMANCE	AB Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARKS	Net Asset Value Returns
PERIODS ENDED DECEMBER 31, 2019 (unaudited)	1 Year	5 Years[1]	10 Years[1]

Balanced Wealth Strategy Portfolio Class A	18.53%	6.51%	7.68%

Balanced Wealth Strategy Portfolio Class B	18.20%	6.24%	7.41%

Primary Benchmark: MSCI ACWI (net)	26.60%	8.41%	8.79%

Bloomberg Barclays Global Aggregate Bond Index (USD hedged)	8.22%	3.57%	4.08%

1   Average annual returns.

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.86% and 1.11% for Class A and Class B shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios to 0.77% and 1.02% for Class A and Class B shares, respectively. These waivers/reimbursements may not be terminated before May 1, 2020 and may be extended by the Adviser for additional one-year terms. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

GROWTH OF A $10,000 INVESTMENT

12/31/2009 TO 12/31/2019 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in the Balanced Wealth Strategy Portfolio Class A shares (from 12/31/2009 to 12/31/2019) as compared to the performance of the Portfolio’s benchmarks. The chart assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

BALANCED WEALTH STRATEGY PORTFOLIO

EXPENSE EXAMPLE (unaudited)	AB Variable Products Series Fund

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$1,059.40	$2.91	0.56%	$4.05	0.78%
Hypothetical (5% annual return before expenses)	$1,000	$1,022.38	$2.85	0.56%	$3.97	0.78%

Class B
Actual	$1,000	$1,058.00	$4.20	0.81%	$5.34	1.03%
Hypothetical (5% annual return before expenses)	$1,000	$1,021.12	$4.13	0.81%	$5.24	1.03%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

+	In connection with the Portfolio’s investments in affiliated/unaffiliated underlying portfolios, the Portfolio incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Portfolio in an amount equal to the Portfolio’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Portfolio’s total expenses are equal to the classes’ annualized expense ratio plus the Portfolio’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

BALANCED WEALTH STRATEGY PORTFOLIO
TEN LARGEST HOLDINGS[1]

December 31, 2019 (unaudited)	AB Variable Products Series Fund

SECURITY	U.S. $ VALUE	PERCENT OF NET ASSETS
Microsoft Corp.	$4,451,083	1.7%
U.S. Treasury Inflation Index, 0.125%, 7/15/24 (TIPS)	3,630,248	1.4
Alphabet, Inc.	3,462,958	1.3
Apple, Inc.	3,013,436	1.2
Royal Dutch Shell PLC	2,800,319	1.1
Roche Holding AG	2,535,492	1.0
Republic of Austria Government Bond, 0.75%, 10/20/26—2/20/28	2,522,911	1.0
Facebook, Inc.	2,300,032	0.9
Netherlands Government Bond, Zero Coupon, 1/15/24	2,132,011	0.8
UnitedHealth Group, Inc.	1,943,502	0.8

	$28,791,992	11.2%

SECURITY TYPE BREAKDOWN2

December 31, 2019 (unaudited)

SECURITY TYPE	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Common Stocks	$166,338,774	64.8%
Governments—Treasuries	27,748,760	10.8
Corporates—Investment Grade	18,562,794	7.2
Inflation-Linked Securities	9,479,202	3.7
Mortgage Pass-Throughs	8,482,274	3.3
Collateralized Mortgage Obligations	6,060,429	2.4
Commercial Mortgage-Backed Securities	3,642,755	1.4
Corporates—Non-Investment Grade	3,205,573	1.2
Covered Bonds	2,724,766	1.1
Quasi-Sovereigns	1,817,516	0.7
Collateralized Loan Obligations	1,366,516	0.5
Emerging Markets—Sovereigns	1,257,176	0.5
Emerging Markets—Treasuries	693,608	0.3
Other[3]	1,937,436	0.7
Short-Term Investments	3,533,841	1.4

Total Investments	$256,851,420	100.0%

1	Long-term investments. Table shown includes investments of Underlying Portfolios.

2	The Portfolio’s security type breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). Table shown includes investments of Underlying Portfolios.

3	“Other” represents less than 0.2% weightings in the following security types: Asset-Backed Securities, Emerging Markets—Corporate Bonds, Equity Linked Notes, Governments—Sovereign Bonds, Investment Companies, Preferred Stocks, Rights and Supranationals.

BALANCED WEALTH STRATEGY PORTFOLIO
COUNTRY BREAKDOWN[1]

December 31, 2019 (unaudited)	AB Variable Products Series Fund

COUNTRY	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
United States	$130,264,739	50.7%
Japan	18,212,833	7.1
United Kingdom	13,024,433	5.1
Netherlands	7,695,631	3.0
Italy	7,298,029	2.8
China	7,060,264	2.7
Switzerland	6,861,441	2.7
France	6,048,410	2.4
Spain	4,400,867	1.7
Germany	4,380,433	1.7
Australia	3,859,591	1.5
Canada	3,377,401	1.3
Sweden	3,216,996	1.3
Other	37,616,511	14.6
Short-Term Investments	3,533,841	1.4

Total Investments	$256,851,420	100.0%

1	All data are as of December 31, 2019. The Portfolio’s country breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. Table shown includes investments of Underlying Portfolios. “Other” country weightings represent 1.2% or less in the following: Angola, Argentina, Austria, Bahrain, Belgium, Bermuda, Brazil, Cayman Islands, Chile, Colombia, Denmark, Dominican Republic, Egypt, Finland, Georgia, Greece, Hong Kong, Hungary, India, Indonesia, Ireland, Israel, Jordan, Kazakhstan, Kenya, Kuwait, Luxembourg, Malaysia, Malta, Mexico, New Zealand, Nigeria, Norway, Philippines, Poland, Portugal, Russia, Saudi Arabia, Singapore, South Africa, South Korea, Sri Lanka, Supranational, Taiwan, Thailand, Turkey, United Arab Emirates and Vietnam.

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS

December 31, 2019	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–38.9%

INFORMATION TECHNOLOGY–7.2%
COMMUNICATIONS EQUIPMENT–0.5%
Cisco Systems, Inc.	19,643	$942,078
F5 Networks, Inc.(a)	2,539	354,572

		1,296,650

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–0.2%
CDW Corp./DE	3,684	526,223
Hitachi Ltd.	900	37,976

		564,199

IT SERVICES–1.5%
Accenture PLC–Class A	440	92,651
Automatic Data Processing, Inc.	3,615	616,358
CGI, Inc.(a)	377	31,549
Fidelity National Information Services, Inc.	4,214	586,125
Paychex, Inc.	786	66,857
PayPal Holdings, Inc.(a)	6,008	649,886
VeriSign, Inc.(a)	277	53,372
Visa, Inc.–Class A	9,156	1,720,412

		3,817,210

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–1.2%
Broadcom, Inc.	2,731	863,051
Intel Corp.	7,841	469,284
Lam Research Corp.	264	77,193
Micron Technology, Inc.(a)	1,570	84,434
QUALCOMM, Inc.	429	37,851
STMicroelectronics NV	1,541	41,577
Texas Instruments, Inc.	8,292	1,063,781
Tokyo Electron Ltd.	200	43,666
Xilinx, Inc.	2,692	263,197

		2,944,034

SOFTWARE–2.6%
Adobe, Inc.(a)	1,166	384,558
Cadence Design Systems, Inc.(a)	880	61,037
Check Point Software Technologies Ltd.(a)(b)	4,087	453,494
Citrix Systems, Inc.	3,496	387,706
Constellation Software, Inc./Canada	18	17,482
Intuit, Inc.	273	71,507
Microsoft Corp.	28,225	4,451,082
Oracle Corp.	13,779	730,011
ServiceNow, Inc.(a)	287	81,026
Trend Micro, Inc./Japan	600	30,702
VMware, Inc.–Class A(a)(b)	286	43,412

		6,712,017

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS–1.2%
Apple, Inc.	10,262	$3,013,436

		18,347,546

FINANCIALS–5.2%
BANKS–2.7%
Bank of America Corp.	50,236	1,769,312
Barclays PLC	9,306	22,190
Canadian Imperial Bank of Commerce	384	31,955
Citigroup, Inc.	16,253	1,298,452
Japan Post Bank Co., Ltd.	3,000	28,784
JPMorgan Chase & Co.	12,007	1,673,775
Mizuho Financial Group, Inc.	17,400	26,803
National Bank of Canada	210	11,657
PNC Financial Services Group, Inc. (The)	3,674	586,481
Societe Generale SA	1,237	43,169
Wells Fargo & Co.	29,211	1,571,552

		7,064,130

CAPITAL MARKETS–0.6%
Amundi SA(c)	105	8,257
CI Financial Corp.	1,658	27,720
Franklin Resources, Inc.	1,240	32,215
Goldman Sachs Group, Inc. (The)	4,820	1,108,262
Moody’s Corp.	326	77,396
Morgan Stanley	518	26,480
Nomura Holdings, Inc.	1,000	5,146
S&P Global, Inc.	269	73,450
Singapore Exchange Ltd.	3,100	20,417
T. Rowe Price Group, Inc.	577	70,302

		1,449,645

CONSUMER FINANCE–0.2%
Synchrony Financial	15,983	575,548

DIVERSIFIED FINANCIAL SERVICES–0.6%
Berkshire Hathaway, Inc.–Class B(a)	6,581	1,490,596
M&G PLC(a)	6,781	21,306

		1,511,902

INSURANCE–1.1%
AIA Group Ltd.	600	6,311
Everest Re Group Ltd.	1,651	457,063
Fidelity National Financial, Inc.	11,844	537,125
iA Financial Corp., Inc.	539	29,608
Japan Post Holdings Co., Ltd.	3,300	31,035
Legal & General Group PLC	5,797	23,287
Manulife Financial Corp.	1,688	34,266
MetLife, Inc.	1,453	74,059
Progressive Corp. (The)	14,506	1,050,089
Reinsurance Group of America, Inc.–Class A	3,000	489,180
Sun Life Financial, Inc.	682	31,097

		2,763,120

		13,364,345

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

HEALTH CARE–5.0%
BIOTECHNOLOGY–0.7%
Alexion Pharmaceuticals, Inc.(a)	60	$6,489
Amgen, Inc.	156	37,607
Gilead Sciences, Inc.	6,923	449,856
Incyte Corp.(a)	278	24,275
Regeneron Pharmaceuticals, Inc.(a)	1,316	494,132
Vertex Pharmaceuticals, Inc.(a)	3,378	739,613

		1,751,972

HEALTH CARE EQUIPMENT & SUPPLIES–0.7%
Baxter International, Inc.	884	73,920
Cochlear Ltd.	168	26,478
Coloplast A/S–Class B	288	35,730
Edwards Lifesciences Corp.(a)	3,073	716,900
Hoya Corp.	300	28,639
Medtronic PLC	7,170	813,436
Stryker Corp.	380	79,777

		1,774,880

HEALTH CARE PROVIDERS & SERVICES–1.1%
Anthem, Inc.	3,066	926,024
Centene Corp.(a)(b)	204	12,825
UnitedHealth Group, Inc.	6,611	1,943,502

		2,882,351

HEALTH CARE TECHNOLOGY–0.1%
Cerner Corp.	1,012	74,271
Veeva Systems, Inc.–Class A(a)	405	56,967

		131,238

LIFE SCIENCES TOOLS & SERVICES–0.0%
Sartorius Stedim Biotech	185	30,708

PHARMACEUTICALS–2.4%
Astellas Pharma, Inc.	2,200	37,554
Bristol-Myers Squibb Co.	486	31,196
Eli Lilly & Co.	198	26,023
GlaxoSmithKline PLC	321	7,542
Johnson & Johnson	8,181	1,193,363
Merck & Co., Inc.	11,987	1,090,218
Novartis AG	41	3,882
Novo Nordisk A/S (Sponsored ADR)	8,597	497,594
Novo Nordisk A/S–Class B	894	51,806
Pfizer, Inc.	29,578	1,158,866
Roche Holding AG	237	77,026
Roche Holding AG (Sponsored ADR)	28,210	1,147,019
Shionogi & Co., Ltd.	400	24,745
UCB SA	408	32,466
Zoetis, Inc.	6,802	900,245

		6,279,545

		12,850,694

REAL ESTATE–4.3%
DIVERSIFIED REAL ESTATE ACTIVITIES–0.2%
City Developments Ltd.	5,800	$47,205
Mitsubishi Estate Co., Ltd.	3,300	63,145
Mitsui Fudosan Co., Ltd.	6,800	166,191
Sun Hung Kai Properties Ltd.	7,500	114,862
Tokyu Fudosan Holdings Corp.	6,500	44,885
UOL Group Ltd.	7,700	47,655

		483,943

DIVERSIFIED REITS–0.3%
Alexander & Baldwin, Inc.	1,650	34,584
Armada Hoffler Properties, Inc.	2,252	41,324
Essential Properties Realty Trust, Inc.	2,614	64,853
Fibra Uno Administracion SA de CV	13,590	21,045
GPT Group (The)	25,027	98,583
Hulic Reit, Inc.	46	83,486
ICADE	800	87,110
Kenedix Office Investment Corp.–Class A	6	46,358
Land Securities Group PLC	3,310	43,449
Merlin Properties Socimi SA	3,434	49,358
Mirvac Group	30,588	68,465
NIPPON REIT Investment Corp.	6	26,396
United Urban Investment Corp.	21	39,439

		704,450

EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS)–0.9%
CubeSmart	19,605	617,166
Host Hotels & Resorts, Inc.	162	3,005
Link REIT	12,768	135,264
Mid-America Apartment Communities, Inc.	9,229	1,216,936
Regency Centers Corp.	7,037	443,964
Stockland	4,037	13,098

		2,429,433

HEALTH CARE REITS–0.3%
Assura PLC	57,950	59,720
Healthpeak Properties, Inc.	4,618	159,182
Medical Properties Trust, Inc.	6,460	136,371
Omega Healthcare Investors, Inc.	3,081	130,480
Physicians Realty Trust	4,473	84,719
Welltower, Inc.	2,630	215,081

		785,553

HOTEL & RESORT REITS–0.1%
Japan Hotel REIT Investment Corp.	54	40,355
Park Hotels & Resorts, Inc.	4,581	118,510
RLJ Lodging Trust	5,826	103,237

		262,102

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

INDUSTRIAL REITS–0.4%
Americold Realty Trust	4,027	$141,187
Dream Industrial Real Estate Investment Trust	4,045	40,931
Mitsui Fudosan Logistics Park, Inc.	8	35,525
Nippon Prologis REIT, Inc.	23	58,579
Prologis, Inc.	3,768	335,880
Rexford Industrial Realty, Inc.	1,301	59,417
Segro PLC	8,426	100,332
STAG Industrial, Inc.	3,309	104,465
Tritax Big Box REIT PLC	29,120	57,464

		933,780

OFFICE REITS–0.5%
Alexandria Real Estate Equities, Inc.	1,127	182,101
Allied Properties Real Estate Investment Trust	1,685	67,566
Boston Properties, Inc.	1,315	181,286
CapitaLand Commercial Trust	49,000	72,569
City Office REIT, Inc.	2,980	40,290
Cousins Properties, Inc.	3,742	154,170
Daiwa Office Investment Corp.	6	46,075
Easterly Government Properties, Inc.	2,200	52,206
Great Portland Estates PLC	4,570	52,161
Inmobiliaria Colonial Socimi SA	4,988	63,663
Invesco Office J-Reit, Inc.	214	44,328
Japan Real Estate Investment Corp.	7	46,455
Kilroy Realty Corp.	1,309	109,825
Mori Hills REIT Investment Corp.	42	69,805

		1,182,500

REAL ESTATE DEVELOPMENT–0.1%
CIFI Holdings Group Co., Ltd.	46,000	38,895
CK Asset Holdings Ltd.	22,000	158,757
Instone Real Estate Group AG(a)(c)	2,310	57,134

		254,786

REAL ESTATE MANAGEMENT & DEVELOPMENT–0.3%
Aroundtown SA	9,673	86,881
CBRE Group, Inc.–Class A(a)	12,050	738,544
Daito Trust Construction Co., Ltd.	200	24,715

		850,140

REAL ESTATE OPERATING COMPANIES–0.3%
ADO Properties SA(c)	1,106	39,823
Azrieli Group Ltd.	471	34,502
CA Immobilien Anlagen AG	1,868	78,470
Entra ASA(c)	3,440	56,870
Fabege AB	6,792	112,823
Swire Properties Ltd.	16,000	53,006

TLG Immobilien AG	3,235	$103,236
Vonovia SE	3,753	201,571
Wharf Real Estate Investment Co., Ltd.	16,000	97,625
Wihlborgs Fastigheter AB	3,320	61,054

		838,980

REAL ESTATE SERVICES–0.0%
Unibail-Rodamco-Westfield	787	124,163

RESIDENTIAL REITS–0.4%
American Campus Communities, Inc.	1,958	92,085
American Homes 4 Rent–Class A	4,963	130,080
Bluerock Residential Growth REIT, Inc.	1,800	21,690
Camden Property Trust	872	92,519
Comforia Residential REIT, Inc.	10	31,660
Essex Property Trust, Inc.	544	163,668
Independence Realty Trust, Inc.	5,997	84,438
Japan Rental Housing Investments, Inc.	36	35,220
Killam Apartment Real Estate Investment Trust	6,391	93,216
Northview Apartment Real Estate Investment Trust	1,815	41,428
Sun Communities, Inc.	958	143,796
UNITE Group PLC (The)	3,450	57,580

		987,380

RETAIL REITS–0.3%
AEON REIT Investment Corp.	13	17,800
Agree Realty Corp.	988	69,328
Brixmor Property Group, Inc.	5,954	128,666
Japan Retail Fund Investment Corp.	12	25,823
Realty Income Corp.	2,740	201,746
Retail Properties of America, Inc.–Class A	7,680	102,912
Simon Property Group, Inc.	539	80,290
SITE Centers Corp.	4,965	69,609
Vicinity Centres	35,060	61,322

		757,496

SPECIALIZED REITS–0.2%
Digital Realty Trust, Inc.(b)	1,520	182,005
MGM Growth Properties LLC–Class A	2,730	84,548
National Storage Affiliates Trust	3,512	118,073
Public Storage	190	40,462
Safestore Holdings PLC	3,520	37,581

		462,669

		11,057,375

COMMUNICATION SERVICES–3.9%
DIVERSIFIED TELECOMMUNICATION SERVICES–1.1%
Comcast Corp.–Class A	35,298	1,587,351

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Elisa Oyj	656	$36,240
Eutelsat Communications SA	622	10,110
Quebecor, Inc.–Class B	245	6,252
Telecom Italia SpA/Milano(a)	39,769	24,836
Telecom Italia SpA/Milano (Savings Shares)	60,987	37,349
Telenor ASA	1,723	30,886
Verizon Communications, Inc.	17,773	1,091,263

		2,824,287

ENTERTAINMENT–0.5%
Activision Blizzard, Inc.	474	28,165
Electronic Arts, Inc.(a)	6,512	700,105
Walt Disney Co. (The)	4,291	620,607

		1,348,877

INTERACTIVE MEDIA & SERVICES–2.3%
Alphabet, Inc.–Class A(a)	32	42,861
Alphabet, Inc.–Class C(a)	2,558	3,420,097
Facebook, Inc.–Class A(a)	11,206	2,300,031

		5,762,989

		9,936,153

CONSUMER DISCRETIONARY–3.7%
AUTO COMPONENTS–0.3%
Magna International, Inc.–Class A (Canada)	532	29,170
Magna International, Inc.–Class A (United States)	13,624	747,140

		776,310

AUTOMOBILES–0.0%
Fiat Chrysler Automobiles NV	2,329	34,531
Ford Motor Co.	5,309	49,374
Nissan Motor Co., Ltd.	3,000	17,384

		101,289

HOTELS, RESTAURANTS & LEISURE–0.3%
Aristocrat Leisure Ltd.	1,362	32,183
Carnival Corp.	447	22,721
Compass Group PLC	403	10,100
Starbucks Corp.	7,673	674,610
Whitbread PLC	53	3,401

		743,015

HOUSEHOLD DURABLES–0.1%
Lennar Corp.–Class A	1,931	107,731
NVR, Inc.(a)	18	68,551
Panasonic Corp.	3,200	30,013

		206,295

INTERNET & DIRECT MARKETING RETAIL–0.8%
Amazon.com, Inc.(a)	559	1,032,943
Booking Holdings, Inc.(a)	453	930,340
eBay, Inc.	1,249	45,101

		2,008,384

MULTILINE RETAIL–0.2%
Dollar General Corp.	3,818	$595,531
Next PLC	562	52,369

		647,900

SPECIALTY RETAIL–1.6%
AutoZone, Inc.(a)	805	959,004
Hennes & Mauritz AB–Class B	1,909	38,939
Home Depot, Inc. (The)	6,331	1,382,564
Industria de Diseno Textil SA	1,349	47,674
O’Reilly Automotive, Inc.(a)	160	70,122
Ross Stores, Inc.	4,868	566,733
TJX Cos., Inc. (The)	15,885	969,938

		4,034,974

TEXTILES, APPAREL & LUXURY GOODS–0.4%
adidas AG	104	33,807
Hermes International	21	15,731
NIKE, Inc.–Class B	9,082	920,098
Yue Yuen Industrial Holdings Ltd.	7,000	20,659

		990,295

		9,508,462

ENERGY–3.3%
OIL, GAS & CONSUMABLE FUELS–3.3%
Aker BP ASA	2,770	90,912
BP PLC	76,410	480,680
Chevron Corp.	12,889	1,553,254
Continental Resources, Inc./OK	2,940	100,842
Enbridge, Inc.	220	8,747
EOG Resources, Inc.	13,969	1,170,043
Exxon Mobil Corp.	8,338	581,826
Imperial Oil Ltd.	721	19,072
Inpex Corp.	6,100	63,194
JXTG Holdings, Inc.	23,700	107,564
LUKOIL PJSC (Sponsored ADR)(b)	1,250	123,388
Motor Oil Hellas Corinth Refineries SA	3,030	70,129
OMV AG	100	5,603
PetroChina Co., Ltd.–Class H	458,000	230,555
Petroleo Brasileiro SA (Preference Shares)	41,500	313,451
Phillips 66	3,922	436,950
Repsol SA	16,671	261,904
Royal Dutch Shell PLC (Sponsored ADR)(b)	17,462	1,047,196
Royal Dutch Shell PLC–Class A	316	9,358
Royal Dutch Shell PLC–Class B	35,660	1,058,520
S-Oil Corp.	864	70,962
TC Energy Corp.	675	35,950
TOTAL SA	8,310	461,126

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Tupras Turkiye Petrol Rafinerileri AS	2,750	$58,595
Valero Energy Corp.	253	23,693

		8,383,514

CONSUMER STAPLES–2.2%
BEVERAGES–0.5%
Coca-Cola Amatil Ltd.	3,771	29,284
Coca-Cola Bottlers Japan Holdings, Inc.	200	5,110
Monster Beverage Corp.(a)	419	26,628
PepsiCo, Inc.	8,911	1,217,866

		1,278,888

FOOD & STAPLES RETAILING–0.9%
Alimentation Couche-Tard, Inc.–Class B	351	11,139
Casino Guichard Perrachon SA	679	31,760
Costco Wholesale Corp.	1,793	526,999
Empire Co., Ltd.–Class A	515	12,080
Koninklijke Ahold Delhaize NV	1,503	37,684
Metro, Inc./CN	375	15,476
Sysco Corp.	99	8,469
US Foods Holding Corp.(a)	9,730	407,590
Walmart, Inc.	9,591	1,139,794
Woolworths Group Ltd.	1,261	31,983

		2,222,974

FOOD PRODUCTS–0.2%
Hershey Co. (The)	425	62,466
JBS SA	27,300	175,779
Mowi ASA	4,390	114,144
Nestle SA	487	52,725
Tyson Foods, Inc.–Class A	440	40,058

		445,172

HOUSEHOLD PRODUCTS–0.4%
Procter & Gamble Co. (The)	9,142	1,141,836

PERSONAL PRODUCTS–0.0%
Unilever NV	802	46,028
Unilever PLC	899	51,461

		97,489

TOBACCO–0.2%
Altria Group, Inc.	8,344	416,449

		5,602,808

INDUSTRIALS–2.0%
AEROSPACE & DEFENSE–0.6%
BAE Systems PLC	6,260	46,871
Boeing Co. (The)	1,857	604,936
Raytheon Co.	3,426	752,829

		1,404,636

AIR FREIGHT & LOGISTICS–0.1%
Expeditors International of Washington, Inc.	815	63,586

Company	Shares	U.S. $ Value

Kuehne & Nagel International AG	219	$36,938
SG Holdings Co., Ltd.	400	9,010

		109,534

AIRLINES–0.3%
Air Canada(a)	743	27,756
Delta Air Lines, Inc.	12,613	737,608
Japan Airlines Co., Ltd.	400	12,455

		777,819

BUILDING PRODUCTS–0.0%
Cie de Saint-Gobain	685	28,062

COMMERCIAL SERVICES & SUPPLIES–0.0%
Copart, Inc.(a)	799	72,661

ELECTRICAL EQUIPMENT–0.2%
Acuity Brands, Inc.	523	72,174
Eaton Corp. PLC	5,023	475,779
Legrand SA	478	39,035

		586,988

INDUSTRIAL CONGLOMERATES–0.4%
Honeywell International, Inc.	5,686	1,006,422
Toshiba Corp.	1,000	33,942

		1,040,364

MACHINERY–0.0%
Atlas Copco AB–Class A	393	15,687
Cummins, Inc.	187	33,465

		49,152

MARINE–0.0%
Mitsui OSK Lines Ltd.	700	19,250

PROFESSIONAL SERVICES–0.1%
Adecco Group AG	616	38,945
CoStar Group, Inc.(a)	49	29,317
ManpowerGroup, Inc.	698	67,776
Randstad NV	197	12,071
Thomson Reuters Corp.	432	30,902
Wolters Kluwer NV	501	36,581

		215,592

ROAD & RAIL–0.3%
Central Japan Railway Co.	200	40,214
Nippon Express Co., Ltd.	500	29,309
Norfolk Southern Corp.	3,227	626,458

		695,981

TRADING COMPANIES & DISTRIBUTORS–0.0%
AerCap Holdings NV(a)	1,091	67,064

TRANSPORTATION INFRASTRUCTURE–0.0%
Aena SME SA(c)	95	18,213
Sydney Airport	4,628	28,119

		46,332

		5,113,435

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

MATERIALS–1.2%
CHEMICALS–0.3%
Akzo Nobel NV	387	$39,522
Johnson Matthey PLC	1,552	61,709
Orbia Advance Corp. SAB de CV	43,300	92,337
Sasol Ltd.	2,510	54,456
Westlake Chemical Corp.	7,552	529,773

		777,797

CONSTRUCTION MATERIALS–0.0%
Grupo Cementos de Chihuahua SAB de CV	3,320	17,726

METALS & MINING–0.8%
Agnico Eagle Mines Ltd.	3,197	196,909
Alcoa Corp.(a)	7,710	165,842
AngloGold Ashanti Ltd.	3,470	78,824
Antofagasta PLC	7,860	95,167
APERAM SA	2,730	87,696
ArcelorMittal SA	5,140	90,565
BHP Group Ltd.	170	4,655
Boliden AB	1,990	52,852
Detour Gold Corp.(a)	4,770	92,347
First Quantum Minerals Ltd.	10,236	103,814
Fortescue Metals Group Ltd.	672	5,066
Glencore PLC(a)	87,010	270,924
Industrias Penoles SAB de CV	2,490	26,078
Kirkland Lake Gold Ltd.	427	18,822
Korea Zinc Co., Ltd.	200	73,495
Lundin Mining Corp.	10,430	62,329
MMC Norilsk Nickel PJSC (ADR)(b)	1,300	39,637
Newcrest Mining Ltd.	2,360	49,841
Norsk Hydro ASA	15,090	56,114
Orocobre Ltd.(a)	5,420	10,103
OZ Minerals Ltd.	6,050	44,897
Polyus PJSC (GDR)(c)	730	41,774
Rio Tinto PLC	3,360	198,895
Sumitomo Metal Mining Co., Ltd.	1,700	54,740
Syrah Resources Ltd.(a)	20,610	6,803
Wheaton Precious Metals Corp.	1,023	30,441
Yamato Kogyo Co., Ltd.	2,800	70,109

		2,028,739

PAPER & FOREST PRODUCTS–0.1%
Suzano SA	11,000	108,903

		2,933,165

UTILITIES–0.9%
ELECTRIC UTILITIES–0.8%
American Electric Power Co., Inc.	11,429	1,080,155
Endesa SA	790	21,097
Enel SpA	5,914	46,980
NextEra Energy, Inc.	2,335	565,443
PPL Corp.	2,035	73,016
Red Electrica Corp. SA	1,728	34,819
Terna Rete Elettrica Nazionale SpA	5,431	36,322

		1,857,832

Company	Shares	U.S. $ Value

GAS UTILITIES–0.0%
Snam SpA	6,804	$35,774

INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS–0.0%
Uniper SE	481	15,898

MULTI-UTILITIES–0.1%
Atco Ltd./Canada–Class I	147	5,634
CenterPoint Energy, Inc.	1,949	53,149
Consolidated Edison, Inc.	677	61,248
Sempra Energy	287	43,475
Suez	2,356	35,701
Veolia Environnement SA	1,210	32,196

		231,403

		2,140,907

TRANSPORTATION–0.0%
HIGHWAYS & RAILTRACKS–0.0%
Transurban Group	9,298	97,323

CAPITAL GOODS–0.0%
CONSTRUCTION & ENGINEERING–0.0%
Taisei Corp.	1,100	45,563

CONSUMER SERVICES–0.0%
LEISURE FACILITIES–0.0%
Planet Fitness, Inc.(a)	575	42,941

CONSUMER DURABLES & APPAREL–0.0%
HOMEBUILDING–0.0%
Taylor Wimpey PLC	13,030	33,410

Total Common Stocks (cost $74,533,568)		99,457,641

INVESTMENT COMPANIES–26.5%
FUNDS AND INVESTMENT TRUSTS–26.5%(d)(e)
AB Discovery Growth Fund, Inc.–Class Z(a)	289,037	3,306,587
AB Trust–AB Discovery Value Fund–Class Z	168,544	3,318,624
Bernstein Fund, Inc.–International Small Cap Portfolio–Class Z	782,446	8,771,224
Bernstein Fund, Inc.–International Strategic Equities Portfolio–Class Z	2,318,217	28,722,711
Bernstein Fund, Inc.–Small Cap Core Portfolio–Class Z	281,854	3,311,781
Sanford C. Bernstein Fund, Inc.–Emerging Markets Portfolio–Class Z	143,250	4,115,558
Sanford C. Bernstein Fund, Inc.–International Portfolio–Class Z	957,014	16,144,818

Total Investment Companies (cost $70,312,665)		67,691,303

AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

GOVERNMENTS– TREASURIES–10.9%
AUSTRIA–1.0%
Republic of Austria Government Bond 0.75%, 10/20/26–2/20/28(c)	EUR	2,110	$2,522,911

BELGIUM–0.3%
Kingdom of Belgium Government Bond Series 85 0.80%, 6/22/28(c)		470	562,922
Series 87 0.90%, 6/22/29(c)		240	289,926

			852,848

FINLAND–0.4%
Finland Government Bond 0.875%, 9/15/25(c)		750	896,454

FRANCE–0.7%
French Republic Government Bond OAT 1.25%, 5/25/34(c)		814	1,022,670
1.50%, 5/25/50(c)		576	744,641
1.75%, 6/25/39(c)		14	18,305

			1,785,616

GERMANY–0.3%
Bundesrepublik Deutschland Bundesanleihe 1.25%, 8/15/48(c)		519	730,478
Series 2007 4.25%, 7/04/39(c)		43	86,485

			816,963

INDONESIA–0.2%
Indonesia Treasury Bond Series FR68 8.375%, 3/15/34	IDR	7,722,000	599,070

ITALY–1.9%
Italy Buoni Poliennali Del Tesoro 0.95%, 3/01/23	EUR	780	894,087
1.35%, 4/15/22		390	450,062
2.45%, 9/01/33(c)		580	708,430
3.35%, 3/01/35(c)		1,070	1,434,850
3.85%, 9/01/49(c)		367	534,051
4.50%, 5/01/23		695	888,247

			4,909,727

JAPAN–1.4%
Japan Government Ten Year Bond Series 356 0.10%, 9/20/29	JPY	76,100	708,892
Japan Government Thirty Year Bond Series 62 0.50%, 3/20/49		69,500	656,199
	Principal Amount (000)		U.S. $ Value

Series 63 0.40%, 6/20/49	JPY	22,750	$208,802
Japan Government Twenty Year Bond Series 158 0.50%, 9/20/36		109,750	1,060,652
Series 159 0.60%, 12/20/36		53,750	526,993
Series 169 0.30%, 6/20/39		31,650	292,903

			3,454,441

MALAYSIA–1.0%
Malaysia Government Bond Series 0114 4.181%, 7/15/24	MYR	957	243,139
Series 0119 3.906%, 7/15/26		1,039	262,998
Series 0217 4.059%, 9/30/24		961	243,201
Series 0218 3.757%, 4/20/23		1,742	433,864
Series 0219 3.885%, 8/15/29		3,007	769,130
Series 0310 4.498%, 4/15/30		1,088	288,437
Series 0313 3.48%, 3/15/23		800	197,541
Series 0316 3.90%, 11/30/26		971	245,374

			2,683,684

MEXICO–0.4%
Mexican Bonos Series M 20 7.50%, 6/03/27	MXN	17,399	953,703

NETHERLANDS–1.4%
Netherlands Government Bond Zero Coupon, 1/15/24(c)	EUR	1,865	2,132,011
0.25%, 7/15/29(c)		1,145	1,322,902

			3,454,913

RUSSIA–0.4%
Russian Federal Bond–OFZ
Series 6212 7.05%, 1/19/28	RUB	8,460	143,960
Series 6215 7.00%, 8/16/23		23,075	386,863
Series 6222 7.10%, 10/16/24		7,590	128,030
Series 6227 7.40%, 7/17/24		23,954	407,478

			1,066,331

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

SPAIN–0.8%
Spain Government Bond 1.85%, 7/30/35(c)	EUR	215	$275,918
2.35%, 7/30/33(c)		323	438,209
2.90%, 10/31/46(c)		25	38,293
4.20%, 1/31/37(c)		280	479,434
4.40%, 10/31/23(c)		596	785,961

			2,017,815

UNITED KINGDOM–0.7%
United Kingdom Gilt 1.00%, 4/22/24(c)	GBP	770	1,037,444
1.75%, 9/07/37(c)		486	696,840

			1,734,284

Total Governments– Treasuries (cost $27,042,616)			27,748,760

CORPORATES– INVESTMENT GRADE–7.3%

INDUSTRIAL–4.1%
BASIC–0.3%
Braskem Netherlands Finance BV 4.50%, 1/31/30(c)	U.S.$	200	199,500
Eastman Chemical Co. 3.80%, 3/15/25		84	88,605
Glencore Finance Europe Ltd. Series E 1.75%, 3/17/25(c)	EUR	125	145,553
SABIC Capital II BV 4.00%, 10/10/23(c)	U.S.$	335	352,336

			785,994

CAPITAL GOODS–0.2%
3M Co. 3.25%, 8/26/49		135	130,995
General Electric Co. 0.875%, 5/17/25	EUR	210	236,803
Westinghouse Air Brake Technologies Corp. 4.40%, 3/15/24	U.S.$	67	71,177

			438,975

COMMUNICATIONS– MEDIA–0.3%
Charter Communications Operating LLC/Charter Communications Operating Capital 4.908%, 7/23/25		126	138,875
Comcast Corp. 3.999%, 11/01/49		80	88,831
Fox Corp. 4.709%, 1/25/29(c)		215	245,351
	Principal Amount (000)		U.S. $ Value

ViacomCBS, Inc. 3.375%, 2/15/28	U.S.$	91	$93,287
3.70%, 6/01/28		10	10,482
4.00%, 1/15/26		30	32,178
4.20%, 6/01/29		57	62,092

			671,096

COMMUNICATIONS–TELECOMMUNICATIONS–0.6%
AT&T, Inc. 2.50%, 3/15/23	EUR	100	119,816
4.125%, 2/17/26	U.S.$	345	374,063
4.55%, 3/09/49		125	138,815
5.50%, 3/15/27(c)	GBP	150	244,363
British Telecommunications PLC 9.625%, 12/15/30	U.S.$	105	161,410
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC 4.738%, 3/20/25(c)		200	212,096
Verizon Communications, Inc. 4.522%, 9/15/48		110	131,733
Vodafone Group PLC 3.75%, 1/16/24		171	180,661

			1,562,957

CONSUMER CYCLICAL–AUTOMOTIVE–0.2%
General Motors Financial Co., Inc. 5.10%, 1/17/24		128	138,948
Volkswagen Bank GmbH 1.25%, 6/10/24(c)	EUR	200	230,446
Volkswagen Leasing GmbH 2.625%, 1/15/24(c)		120	145,895

			515,289

CONSUMER CYCLICAL–ENTERTAINMENT–0.1%
Carnival PLC 1.00%, 10/28/29		200	222,009

CONSUMER CYCLICAL– OTHER–0.0%
Las Vegas Sands Corp. 3.50%, 8/18/26	U.S.$	89	92,069

CONSUMER CYCLICAL–RESTAURANTS–0.0%
Starbucks Corp. 4.50%, 11/15/48		75	86,755

CONSUMER CYCLICAL–RETAILERS–0.0%
Lowe’s Cos., Inc. 4.55%, 4/05/49		75	88,322

CONSUMER NON-CYCLICAL–1.0%
Altria Group, Inc. 1.70%, 6/15/25	EUR	265	308,888

AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

Amgen, Inc. 4.663%, 6/15/51	U.S.$	115	$135,384
Anheuser-Busch InBev Worldwide, Inc. 5.55%, 1/23/49		105	136,426
BAT Capital Corp. 3.215%, 9/06/26		262	263,852
Baxter International, Inc. 0.40%, 5/15/24	EUR	250	284,390
CVS Health Corp. 4.10%, 3/25/25	U.S.$	120	129,053
DH Europe Finance II SARL 0.45%, 3/18/28	EUR	143	158,523
Kraft Heinz Foods Co. 3.75%, 4/01/30(c)	U.S.$	217	223,679
3.95%, 7/15/25		42	44,304
Mylan NV 3.95%, 6/15/26		265	275,486
Reynolds American, Inc. 4.45%, 6/12/25		145	156,149
Tyson Foods, Inc. 3.95%, 8/15/24		206	220,288
4.00%, 3/01/26		65	70,378
Unilever PLC 1.50%, 7/22/26(c)	GBP	170	227,215

			2,634,015

ENERGY–0.6%
Baker Hughes a GE Co. LLC/Baker Hughes Co-Obligor, Inc. 4.08%, 12/15/47	U.S.$	140	143,922
BG Energy Capital PLC 5.125%, 12/01/25(c)	GBP	140	224,612
Energy Transfer Operating LP 5.50%, 6/01/27	U.S.$	111	124,936
Eni SpA 4.25%, 5/09/29(c)		270	296,160
Hess Corp. 4.30%, 4/01/27		199	211,867
Husky Energy, Inc. 4.40%, 4/15/29		6	6,468
Occidental Petroleum Corp. 3.20%, 8/15/26		21	21,243
ONEOK, Inc. 4.55%, 7/15/28		155	170,387
Plains All American Pipeline LP/PAA Finance Corp. 3.60%, 11/01/24		232	239,361

			1,438,956

OTHER INDUSTRIAL–0.1%
Alfa SAB de CV 5.25%, 3/25/24(c)		200	215,938

SERVICES–0.1%
eBay, Inc. 3.60%, 6/05/27		27	28,253
	Principal Amount (000)		U.S. $ Value

Global Payments, Inc. 3.75%, 6/01/23	U.S.$	45	$46,921
4.00%, 6/01/23		83	87,400
IHS Markit Ltd. 3.625%, 5/01/24		63	65,616

			228,190

TECHNOLOGY–0.5%
Broadcom Corp./Broadcom Cayman Finance Ltd. 3.625%, 1/15/24		42	43,498
3.875%, 1/15/27		117	121,550
Broadcom, Inc. 3.625%, 10/15/24(c)		135	140,223
4.25%, 4/15/26(c)		56	59,616
Dell International LLC/EMC Corp. 6.02%, 6/15/26(c)		96	110,836
Fidelity National Information Services, Inc. 1.50%, 5/21/27	EUR	200	237,215
Fiserv, Inc. 1.125%, 7/01/27		200	230,940
NXP BV/NXP Funding LLC/NXP USA, Inc. 3.875%, 6/18/26(c)	U.S.$	96	101,684
Oracle Corp. 4.00%, 11/15/47		125	139,520
Seagate HDD Cayman 4.75%, 1/01/25		63	67,137

			1,252,219

TRANSPORTATION–SERVICES–0.1%
Adani Ports & Special Economic Zone Ltd. 3.95%, 1/19/22(c)		200	204,500

			10,437,284

FINANCIAL INSTITUTIONS–3.0%
BANKING–2.3%
ABN AMRO Bank NV 4.75%, 7/28/25(c)		225	245,000
Australia & New Zealand Banking Group Ltd. 4.40%, 5/19/26(c)		215	229,459
Banco Santander SA 5.179%, 11/19/25		200	224,662
Bank of America Corp. Series Z 6.50%, 10/23/24(f)		77	87,404
Barclays Bank PLC 6.86%, 6/15/32(c)(f)		44	53,336
Barclays PLC 2.375%, 10/06/23(c)	GBP	100	134,906
CaixaBank SA 2.375%, 2/01/24(c)	EUR	200	240,777
Capital One Financial Corp. 1.65%, 6/12/29		270	314,389

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

Citigroup, Inc. 1.75%, 10/23/26	GBP	140	$184,737
Cooperatieve Rabobank UA 3.25%, 12/29/26(c)(f)	EUR	200	224,607
Credit Suisse Group AG 2.125%, 9/12/25(c)	GBP	170	228,864
Credit Suisse Group Funding Guernsey Ltd. 2.75%, 8/08/25(c)		165	229,686
Danske Bank A/S 3.244%, 12/20/25(c)	U.S.$	350	354,032
5.375%, 1/12/24(c)		200	219,168
Goldman Sachs Group, Inc. (The) 4.25%, 1/29/26(c)	GBP	150	224,649
HSBC Holdings PLC 4.75%, 7/04/29(c)(f)	EUR	240	303,282
ING Groep NV 3.00%, 2/18/26(c)	GBP	200	282,911
6.50%, 4/16/25(f)	U.S.$	232	251,834
JPMorgan Chase & Co. 3.22%, 3/01/25		265	274,680
Series FF 5.00%, 8/01/24(f)		158	165,191
Morgan Stanley Series G 1.75%, 3/11/24	EUR	182	216,870
Nationwide Building Society 4.00%, 9/14/26(c)	U.S.$	290	302,925
Nordea Bank Abp 3.75%, 8/30/23(c)		240	250,483
Santander UK PLC 5.00%, 11/07/23(c)		200	215,572
UBS Group AG 7.125%, 8/10/21(c)(f)		230	243,800

			5,703,224

FINANCE–0.0%
Synchrony Financial 3.95%, 12/01/27		25	26,335
4.50%, 7/23/25		51	55,122

			81,457

INSURANCE–0.5%
ASR Nederland NV 5.125%, 9/29/45(c)	EUR	210	282,475
Caisse Nationale de Reassurance Mutuelle Agricole Groupama 6.00%, 1/23/27		100	142,897
Centene Corp. 4.25%, 12/15/27(c)	U.S.$	28	28,835
4.625%, 12/15/29(c)		37	38,964
Credit Agricole Assurances SA 4.75%, 9/27/48(c)	EUR	200	276,219
	Principal Amount (000)		U.S. $ Value

Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen 3.25%, 5/26/49(c)	EUR	200	$262,139
Voya Financial, Inc. 5.65%, 5/15/53	U.S.$	145	154,287

			1,185,816

REITS–0.2%
Equinix, Inc. 2.875%, 2/01/26	EUR	115	133,865
Host Hotels & Resorts LP Series D 3.75%, 10/15/23	U.S.$	10	10,472
Welltower, Inc. 4.00%, 6/01/25		238	256,714
WPC Eurobond BV 2.125%, 4/15/27	EUR	148	175,669

			576,720

			7,547,217

UTILITY–0.2%
ELECTRIC–0.2%
Abu Dhabi National Energy Co. PJSC 4.375%, 4/23/25(c)	U.S.$	250	269,141
Enel Finance International NV 2.65%, 9/10/24(c)		308	309,152

			578,293

Total Corporates–Investment Grade (cost $17,894,766)			18,562,794

INFLATION-LINKED SECURITIES–3.7%
JAPAN–1.5%
Japanese Government CPI Linked Bond Series 21 0.10%, 3/10/26	JPY	107,988	1,015,721
Series 22 0.10%, 3/10/27		112,793	1,065,592
Series 23 0.10%, 3/10/28		190,996	1,808,795

			3,890,108

UNITED STATES–2.2%
U.S. Treasury Inflation Index 0.125%, 7/15/24 (TIPS)	U.S.$	3,609	3,630,248
0.375%, 7/15/25 (TIPS)		1,704	1,738,228
2.375%, 1/15/25 (TIPS)		198	220,618

			5,589,094

Total Inflation-Linked Securities (cost $9,365,456)			9,479,202

AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

MORTGAGE PASS-THROUGHS–3.3%
AGENCY FIXED RATE 30-YEAR–3.3%
Federal Home Loan Mortgage Corp. Series 2019 3.50%, 6/01/49–11/01/49	U.S.$	1,206	$1,262,123
Federal Home Loan Mortgage Corp. Gold Series 2018 4.00%, 8/01/48–12/01/48		534	565,609
Series 2019 4.50%, 2/01/49		291	312,545
Federal National Mortgage Association Series 2012 3.50%, 2/01/42–1/01/43		541	570,927
Series 2013 3.50%, 4/01/43		261	275,033
4.00%, 10/01/43		696	744,679
Series 2017 3.50%, 12/01/47–1/01/48		321	332,893
Series 2018 3.50%, 2/01/48–3/01/48		791	819,867
4.00%, 8/01/48–9/01/48		562	595,427
4.50%, 9/01/48		614	657,287
Series 2019 3.50%, 10/01/49–11/01/49		634	660,664
Series 2020 3.50%, 1/01/50, TBA		1,638	1,685,220

Total Mortgage Pass-Throughs (cost $8,353,116)			8,482,274

COLLATERALIZED MORTGAGE OBLIGATIONS–2.4%
RISK SHARE FLOATING RATE–1.7%
Bellemeade Re Ltd. Series 2018-2A, Class M1B 3.142% (LIBOR 1 Month + 1.35%), 8/25/28(c)(g)		240	240,605
Series 2019-1A, Class M1B 3.542% (LIBOR 1 Month + 1.75%), 3/25/29(c)(g)		220	219,484
Series 2019-3A, Class M1B 3.392% (LIBOR 1 Month + 1.60%), 7/25/29(c)(g)		225	225,240
Connecticut Avenue Securities Trust Series 2019-R02, Class 1M2 4.092% (LIBOR 1 Month + 2.30%), 8/25/31(c)(g)		104	105,064
	Principal Amount (000)		U.S. $ Value

Series 2019-R03, Class 1M2 3.942% (LIBOR 1 Month + 2.15%), 9/25/31(c)(g)	U.S.$	70	$70,987
Series 2019-R04, Class 2M2 3.892% (LIBOR 1 Month + 2.10%), 6/25/39(c)(g)		126	126,314
Series 2019-R05, Class 1M2 3.792% (LIBOR 1 Month + 2.00%), 7/25/39(c)(g)		92	92,472
Series 2019-R06, Class 2M2 3.892% (LIBOR 1 Month + 2.10%), 9/25/39(c)(g)		113	113,955
Series 2019-R07, Class 1M2 3.892% (LIBOR 1 Month + 2.10%), 10/25/39(c)(g)		70	70,658
Eagle RE Ltd. Series 2018-1, Class M1 3.492% (LIBOR 1 Month + 1.70%), 11/25/28(c)(g)		110	110,517
Federal Home Loan Mortgage Corp. Series 2019-DNA3, Class M2 3.842% (LIBOR 1 Month + 2.05%), 7/25/49(c)(g)		31	31,570
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2014-DN3, Class M3 5.792% (LIBOR 1 Month + 4.00%), 8/25/24(g)		214	228,233
Series 2014-HQ3, Class M3 6.542% (LIBOR 1 Month + 4.75%), 10/25/24(g)		156	165,037
Series 2016-DNA1, Class M3 7.342% (LIBOR 1 Month + 5.55%), 7/25/28(g)		250	275,708
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C03, Class 1M2 4.792% (LIBOR 1 Month + 3.00%), 7/25/24(g)		72	75,697
Series 2014-C04, Class 2M2 6.792% (LIBOR 1 Month + 5.00%), 11/25/24(g)		37	40,434
Series 2015-C01, Class 1M2 6.092% (LIBOR 1 Month + 4.30%), 2/25/25(g)		79	84,052

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

Series 2015-C02, Class 1M2 5.792% (LIBOR 1 Month + 4.00%), 5/25/25(g)	U.S.$	108	$114,502
Series 2015-C02, Class 2M2 5.792% (LIBOR 1 Month + 4.00%), 5/25/25(g)		82	85,247
Series 2015-C03, Class 1M2 6.792% (LIBOR 1 Month + 5.00%), 7/25/25(g)		52	57,124
Series 2015-C03, Class 2M2 6.792% (LIBOR 1 Month + 5.00%), 7/25/25(g)		124	131,968
Series 2015-C04, Class 1M2 7.492% (LIBOR 1 Month + 5.70%), 4/25/28(g)		48	53,445
Series 2015-C04, Class 2M2 7.342% (LIBOR 1 Month + 5.55%), 4/25/28(g)		185	197,647
Series 2016-C01, Class 1M2 8.542% (LIBOR 1 Month + 6.75%), 8/25/28(g)		165	183,358
Series 2016-C01, Class 2M2 8.742% (LIBOR 1 Month + 6.95%), 8/25/28(g)		110	120,677
Series 2016-C03, Class 2M2 7.692% (LIBOR 1 Month + 5.90%), 10/25/28(g)		227	245,682
Series 2016-C05, Class 2M2 6.242% (LIBOR 1 Month + 4.45%), 1/25/29(g)		167	176,032
JP Morgan Madison Avenue Securities Trust Series 2014-CH1, Class M2 6.042% (LIBOR 1 Month + 4.25%), 11/25/24(g)(h)		23	25,383
PMT Credit Risk Transfer Trust Series 2019-1R, Class A 3.70% (LIBOR 1 Month + 2.00%), 3/27/24(g)(h)		136	135,626
Radnor Re Ltd. Series 2019-1, Class M1B 3.742% (LIBOR 1 Month + 1.95%), 2/25/29(c)(g)		220	219,732
Series 2019-2, Class M1B 3.542% (LIBOR 1 Month + 1.75%), 6/25/29(c)(g)		220	220,260
	Principal Amount (000)		U.S. $ Value

Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 7.042% (LIBOR 1 Month + 5.25%), 11/25/25(g)(h)	U.S.$	111	$124,437
Series 2015-WF1, Class 2M2 7.292% (LIBOR 1 Month + 5.50%), 11/25/25(g)(h)		35	39,064

			4,406,211

AGENCY FLOATING RATE–0.4%
Federal Home Loan Mortgage Corp. REMICs Series 4416, Class BS 4.36% (6.10%–LIBOR 1 Month), 12/15/44(g)(i)		535	100,855
Series 4693, Class SL 4.41% (6.15%–LIBOR 1 Month), 6/15/47(g)(i)		517	105,713
Series 4719, Class JS 4.41% (6.15%–LIBOR 1 Month), 9/15/47(g)(i)		435	72,792
Series 4727, Class SA 4.46% (6.20%–LIBOR 1 Month), 11/15/47(g)(i)		570	107,727
Federal National Mortgage Association REMICs Series 2011-131, Class ST 4.748% (6.54%–LIBOR 1 Month), 12/25/41(g)(i)		264	57,260
Series 2012-70, Class SA 4.758% (6.55%–LIBOR 1 Month), 7/25/42(g)(i)		475	105,164
Series 2016-106, Class ES 4.208% (6.00%–LIBOR 1 Month), 1/25/47(g)(i)		510	97,519
Series 2017-16, Class SG 4.258% (6.05%–LIBOR 1 Month), 3/25/47(g)(i)		525	99,810
Series 2017-81, Class SA 4.408% (6.20%–LIBOR 1 Month), 10/25/47(g)(i)		531	105,049
Series 2017-97, Class LS 4.408% (6.20%–LIBOR 1 Month), 12/25/47(g)(i)		414	91,361
Government National Mortgage Association Series 2017-134, Class SE 4.435% (6.20%–LIBOR 1 Month), 9/20/47(g)(i)		381	59,873
Series 2017-65, Class ST 4.385% (6.15%–LIBOR 1 Month), 4/20/47(g)(i)		501	100,151

			1,103,274

AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

NON-AGENCY FIXED RATE–0.2%
Alternative Loan Trust Series 2005-20CB, Class 3A6 5.50%, 7/25/35	U.S.$	22	$20,563
Series 2006-24CB, Class A16 5.75%, 8/25/36		103	83,111
Series 2006-28CB, Class A14 6.25%, 10/25/36		76	61,545
Series 2006-J1, Class 1A13 5.50%, 2/25/36		53	47,310
Chase Mortgage Finance Trust Series 2007-S5, Class 1A17 6.00%, 7/25/37		34	26,710
Countrywide Home Loan Mortgage Pass-Through Trust Series 2006-10, Class 1A8 6.00%, 5/25/36		50	38,532
Series 2006-13, Class 1A19 6.25%, 9/25/36		27	20,416
First Horizon Alternative Mortgage Securities Trust Series 2006-FA3, Class A9 6.00%, 7/25/36		94	71,229

			369,416

NON-AGENCY FLOATING RATE–0.1%
Deutsche Alt-A Securities Mortgage Loan Trust Series 2006-AR4, Class A2 1.982% (LIBOR 1 Month + 0.19%), 12/25/36(g)		234	122,136
HomeBanc Mortgage Trust Series 2005-1, Class A1 2.042% (LIBOR 1 Month + 0.25%), 3/25/35(g)		66	59,392

			181,528

Total Collateralized Mortgage Obligations (cost $5,963,769)			6,060,429

COMMERCIAL MORTGAGE-BACKED SECURITIES–1.4%
NON-AGENCY FIXED RATE CMBS–0.8%
CGRBS Commercial Mortgage Trust Series 2013-VN05, Class A 3.369%, 3/13/35(c)		495	511,608

Commercial Mortgage Trust Series 2013-SFS, Class A1 1.873%, 4/12/35(c)	U.S.$	93	$92,269
GS Mortgage Securities Trust Series 2013-G1, Class A2 3.557%, 4/10/31(c)		276	280,014
JP Morgan Chase Commercial Mortgage Securities Trust Series 2012-C6, Class E 5.157%, 5/15/45(c)		119	114,533
JPMBB Commercial Mortgage Securities Trust Series 2015-C31, Class A3 3.801%, 8/15/48		355	379,771
LSTAR Commercial Mortgage Trust Series 2016-4, Class A2 2.579%, 3/10/49(c)		161	159,184
Morgan Stanley Capital I Trust Series 2005-IQ9, Class D 5.00%, 7/15/56(j)(k)		24	24,026
UBS Commercial Mortgage Trust Series 2018-C9, Class A4 4.117%, 3/15/51		300	332,292
Wells Fargo Commercial Mortgage Trust Series 2015-SG1, Class C 4.474%, 9/15/48		197	201,374

			2,095,071

NON-AGENCY FLOATING RATE CMBS–0.6%
Ashford Hospitality Trust Series 2018-KEYS, Class A 2.74% (LIBOR 1 Month + 1.00%), 5/15/35(c)(g)		200	199,744
BAMLL Commercial Mortgage Securities Trust Series 2017-SCH, Class AF 2.74% (LIBOR 1 Month + 1.00%), 11/15/33(c)(g)		375	375,264
BHMS Series 2018-ATLS, Class A 2.99% (LIBOR 1 Month + 1.25%), 7/15/35(c)(g)		158	157,907
BX Trust Series 2018-EXCL, Class A 2.827% (LIBOR 1 Month + 1.09%), 9/15/37(c)(g)		163	162,971
DBWF Mortgage Trust Series 2018-GLKS, Class A 2.794% (LIBOR 1 Month + 1.03%), 11/19/35(c)(g)		166	165,539

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

Invitation Homes Trust Series 2018-SFR4, Class A 2.837% (LIBOR 1 Month + 1.10%), 1/17/38(c)(g)	U.S.$	220	$221,540
Morgan Stanley Capital I Trust Series 2015-XLF2, Class SNMA 3.69% (LIBOR 1 Month + 1.95%), 11/15/26(g)(h)		90	89,521
Starwood Retail Property Trust Series 2014-STAR, Class A 3.21% (LIBOR 1 Month + 1.22%), 11/15/27(c)(g)		175	174,784

			1,547,270

Total Commercial Mortgage-Backed Securities (cost $3,584,640)			3,642,341

CORPORATES–NON- INVESTMENT GRADE–1.3%

INDUSTRIAL–0.8%
BASIC–0.2%
Sealed Air Corp. 4.00%, 12/01/27(c)		92	93,306
Smurfit Kappa Acquisitions ULC 2.875%, 1/15/26(c)	EUR	150	185,074
SPCM SA 4.875%, 9/15/25(c)	U.S.$	200	208,358
WEPA Hygieneprodukte GmbH 2.875%, 12/15/27(c)	EUR	120	139,288

			626,026

CAPITAL GOODS–0.1%
TransDigm, Inc. 6.25%, 3/15/26(c)	U.S.$	110	119,271

COMMUNICATIONS–MEDIA–0.0%
CSC Holdings LLC 6.75%, 11/15/21		45	48,448

CONSUMER CYCLICAL–AUTOMOTIVE–0.1%
Panther BF Aggregator 2 LP/Panther Finance Co., Inc. 4.375%, 5/15/26(c)	EUR	120	141,027
Tenneco, Inc. 5.00%, 7/15/24(c)		100	116,031

			257,058

	Principal Amount (000)		U.S. $ Value

CONSUMER CYCLICAL– OTHER–0.1%
International Game Technology PLC 6.25%, 2/15/22(c)	U.S.$	200	$211,268

CONSUMER NON-CYCLICAL–0.1%
Grifols SA 1.625%, 2/15/25(c)	EUR	200	228,851
Spectrum Brands, Inc. 5.75%, 7/15/25	U.S.$	135	141,283

			370,134

TECHNOLOGY–0.1%
CommScope, Inc. 5.50%, 3/01/24(c)		67	69,940
6.00%, 3/01/26(c)		88	93,637

			163,577

TRANSPORTATION–SERVICES–0.1%
Chicago Parking Meters LLC 4.93%, 12/30/25(j)(k)		200	221,035

			2,016,817

FINANCIAL INSTITUTIONS–0.5%
BANKING–0.3%
Citigroup, Inc. 5.95%, 1/30/23(f)		90	95,481
Danske Bank A/S 5.875%, 4/06/22(c)(f)	EUR	200	240,324
Goldman Sachs Group, Inc. (The) Series P 5.00%, 11/10/22(f)	U.S.$	61	61,601
Morgan Stanley Series J 5.55%, 7/15/20(f)		95	96,680
Royal Bank of Scotland Group PLC Series U 4.265% (LIBOR 3 Month + 2.32%), 9/30/27(f)(g)		200	197,262
Standard Chartered PLC 3.446% (LIBOR 3 Month + 1.51%), 1/30/27(c)(f)(g)		200	172,388

			863,736

FINANCE–0.1%
Navient Corp. 6.625%, 7/26/21		170	179,782

AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

REITS–0.1%
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc. 5.75%, 2/01/27(c)	U.S.$	130	$145,276

			1,188,794

Total Corporates–Non-Investment Grade (cost $3,112,446)			3,205,611

COVERED BONDS–1.1%
Danske Hypotek AB Series 2312 1.00%, 12/20/23(c)	SEK	4,000	436,558
Nordea Hypotek AB Series 5534 1.00%, 9/18/24(c)		4,100	446,934
Skandinaviska Enskilda Banken AB Series 576 1.00%, 12/20/23(c)		4,000	436,452
Stadshypotek AB Series 1588 1.50%, 3/01/24(c)		4,000	445,232
Swedbank Hypotek AB Series 194 1.00%, 9/18/24(c)		4,100	446,825
Turkiye Vakiflar Bankasi TAO 2.375%, 5/04/21(c)	EUR	140	158,067
UBS AG/London 4.00%, 4/08/22(c)		158	194,260
1.375%, 4/16/21(c)		140	160,438

Total Covered Bonds (cost $2,721,874)			2,724,766

QUASI-SOVEREIGNS–0.7%

QUASI-SOVEREIGN BONDS–0.7%
CHINA–0.6%
China Development Bank Series 1910 3.65%, 5/21/29	CNY	10,920	1,555,922

MEXICO–0.0%
Petroleos Mexicanos 6.84%, 1/23/30(c)	U.S.$	55	58,844

SAUDI ARABIA–0.1%
Saudi Arabian Oil Co. 2.875%, 4/16/24(c)		200	202,750

Total Quasi-Sovereigns (cost $1,804,113)			1,817,516

	Principal Amount (000)		U.S. $ Value

COLLATERALIZED LOAN OBLIGATIONS–0.5%
CLO–FLOATING RATE–0.5%
ICG US CLO Ltd. Series 2015-1A, Class A1R 3.106% (LIBOR 3 Month + 1.14%), 10/19/28(c)(g)	U.S.$	300	$299,571
Octagon Loan Funding Ltd. Series 2014-1A, Class ARR 3.084% (LIBOR 3 Month + 1.18%), 11/18/31(c)(g)		320	317,929
TIAA CLO IV Ltd. Series 2018-1A, Class A1A 3.196% (LIBOR 3 Month + 1.23%), 1/20/32(c)(g)		250	250,207
Voya CLO Ltd. Series 2016-3A, Class A1R 3.193% (LIBOR 3 Month + 1.19%), 10/18/31(c)(g)		500	498,809

Total Collateralized Loan Obligations (cost $1,370,000)			1,366,516

EMERGING MARKETS–SOVEREIGNS–0.5%
ANGOLA–0.1%
Angolan Government International Bond 8.00%, 11/26/29(b)(c)		200	213,000

BAHRAIN–0.1%
Bahrain Government International Bond 5.625%, 9/30/31(c)		200	214,000

DOMINICAN REPUBLIC–0.1%
Dominican Republic International Bond 5.95%, 1/25/27(c)		190	210,128

EGYPT–0.1%
Egypt Government International Bond 7.053%, 1/15/32(b)(c)		200	209,687

NIGERIA–0.1%
Nigeria Government International Bond 6.75%, 1/28/21(c)		200	207,563

SRI LANKA–0.0%
Sri Lanka Government International Bond 6.85%, 3/14/24(c)		200	202,798

Total Emerging Markets–Sovereigns (cost $1,195,559)			1,257,176

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

EMERGING MARKETS–TREASURIES–0.3%
SOUTH AFRICA–0.3%
Republic of South Africa Government Bond Series 2030 8.00%, 1/31/30	ZAR	9,331	$621,234
Series 2048 8.75%, 2/28/48		1,158	72,374

Total Emerging Markets–Treasuries (cost $642,700)			693,608

ASSET-BACKED SECURITIES–0.2%
OTHER ABS–FIXED RATE–0.1%
Consumer Loan Underlying Bond Credit Trust Series 2018-P1, Class A 3.39%, 7/15/25(c)	U.S.$	29	29,464
SBA Tower Trust Series 2015-1A, Class C 3.156%, 10/08/20(c)		251	251,252
SoFi Consumer Loan Program LLC Series 2017-2, Class A 3.28%, 2/25/26(c)		29	29,339

			310,055

AUTOS–FIXED RATE–0.1%
Exeter Automobile Receivables Trust Series 2016-1A, Class D 8.20%, 2/15/23(c)		140	144,605
Flagship Credit Auto Trust Series 2016-4, Class D 3.89%, 11/15/22(c)		100	101,745
Series 2017-4, Class A 2.07%, 4/15/22(c)		19	19,123
Series 2017-3, Class A 1.88%, 10/15/21(c)		6	6,216

			271,689

HOME EQUITY LOANS–FIXED RATE–0.0%
Credit-Based Asset Servicing & Securitization LLC Series 2003-CB1, Class AF 3.95%, 1/25/33		39	39,370

Total Asset-Backed Securities (cost $608,650)			621,114

	Principal Amount (000)		U.S. $ Value

GOVERNMENTS–SOVEREIGN BONDS–0.2%
SAUDI ARABIA–0.2%
Saudi Government International Bond 3.25%, 10/26/26(c)	U.S.$	200	$206,500
4.00%, 4/17/25(c)		251	270,452

Total Governments–Sovereign Bonds (cost $455,987)			476,952

EMERGING MARKETS–CORPORATE BONDS–0.2%
INDUSTRIAL–0.2%
CONSUMER NON-CYCLICAL–0.1%
Minerva Luxembourg SA 6.50%, 9/20/26(c)		200	212,875

TRANSPORTATION–SERVICES–0.1%
Rumo Luxembourg SARL 5.875%, 1/18/25(c)		200	213,813

			426,688

UTILITY–0.0%
ELECTRIC–0.0%
Terraform Global Operating LLC 6.125%, 3/01/26(h)		42	43,674

Total Emerging Markets–Corporate Bonds (cost $439,587)			470,362

SUPRANATIONALS–0.1%
SUPRANATIONALS–0.1%
European Investment Bank 4.75%, 8/07/24(c) (cost $170,755)	AUD	217	174,660

		Shares
RIGHTS–0.0%
ENERGY–0.0%
OIL, GAS & CONSUMABLE FUELS–0.0%
Repsol SA, expiring 1/09/20(a) (cost $7,878)		16,671	7,910

SHORT-TERM INVESTMENTS–1.1%
INVESTMENT COMPANIES–0.7%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 1.53%(d)(e)(l) (cost $1,822,274)		1,822,274	1,822,274

AB Variable Products Series Fund

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS–TREASURIES–0.4%
Japan Treasury Discount Bill Series 876 Zero Coupon, 3/23/20 (cost $1,079,569)	JPY	118,200	$1,088,211

Total Short-Term Investments (cost $2,901,843)			2,910,485

TOTAL INVESTMENTS BEFORE SECURITY LENDING COLLATERAL FOR SECURITIES LOANED–100.6% (cost $232,481,988)			256,851,420

		Shares
INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED–0.1%
INVESTMENT COMPANIES–0.1%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 1.53%(d)(e)(l) (cost $258,450)		258,450	258,450

TOTAL INVESTMENTS–100.7% (cost $232,740,438)			$257,109,870
Other assets less liabilities–(0.7)%			(1,692,347)

NET ASSETS–100.0%			$255,417,523

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts
3 Yr Australian Bond Futures	24	March 2020	$1,937,060	$(12,621)
10 Yr Canadian Bond Futures	10	March 2020	1,058,719	(1,093)
10 Yr Mini Japan Government Bond Futures	1	March 2020	1,400,580	3,584
Euro Buxl 30 Yr Bond Futures	4	March 2020	890,091	(27,465)
Euro-Schatz Futures	9	March 2020	1,129,715	(363)
U.S. Long Bond (CBT) Futures	9	March 2020	1,403,156	(27,200)
U.S. Ultra Bond (CBT) Futures	34	March 2020	6,176,313	(174,541)

Sold Contracts
Euro-OAT Futures	5	March 2020	912,896	11,436
Euro-BOBL Futures	7	March 2020	1,049,249	2,718
U.S. 10 Yr Ultra Futures	15	March 2020	2,110,547	31,792
U.S. T-Note 2 Yr (CBT) Futures	1	March 2020	215,500	93
U.S. T-Note 5 Yr (CBT) Futures	24	March 2020	2,846,625	6,431
U.S. T-Note 10 Yr (CBT) Futures	22	March 2020	2,825,281	24,875

				$(162,354)

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	JPY	214,341	USD	1,973	1/15/20	$(676)
Bank of America, NA	RUB	66,414	USD	1,033	1/17/20	(35,824)
Bank of America, NA	USD	405	RUB	26,007	1/17/20	13,393
Barclays Bank PLC	MYR	480	USD	114	2/13/20	(3,582)
Barclays Bank PLC	CNY	114	USD	16	2/13/20	(353)
BNP Paribas SA	EUR	531	PLN	2,280	1/16/20	4,205
BNP Paribas SA	USD	895	SGD	1,216	1/16/20	9,185
Brown Brothers Harriman & Co.	USD	888	JPY	96,101	1/15/20	(2,760)
Citibank, NA	IDR	8,456,369	USD	596	2/27/20	(12,566)
Citibank, NA	BRL	3,967	USD	972	1/03/20	(14,396)
Citibank, NA	CHF	437	USD	442	1/10/20	(9,738)
Citibank, NA	USD	984	BRL	3,967	1/03/20	1,957
Citibank, NA	USD	230	IDR	3,234,331	2/27/20	2,389
Credit Suisse International	BRL	5,769	USD	1,431	1/03/20	(2,846)
Credit Suisse International	USD	1,367	BRL	5,769	1/03/20	66,948
Goldman Sachs Bank USA	JPY	755,354	USD	6,989	1/30/20	28,746
Goldman Sachs Bank USA	MXN	18,273	USD	945	1/07/20	(20,478)
Goldman Sachs Bank USA	MYR	7,379	USD	1,753	2/13/20	(54,546)
Goldman Sachs Bank USA	USD	1,106	EUR	995	1/16/20	10,829
Morgan Stanley & Co., Inc.	ZAR	9,214	USD	618	1/23/20	(38,145)
Morgan Stanley & Co., Inc.	EUR	3,473	USD	3,845	1/16/20	(54,331)
Morgan Stanley & Co., Inc.	MYR	1,222	USD	290	2/13/20	(9,183)
Morgan Stanley & Co., Inc.	USD	2,067	EUR	1,863	1/16/20	24,250
Natwest Markets PLC	EUR	21,522	USD	23,723	1/16/20	(438,237)
Standard Chartered Bank	GBP	2,903	USD	3,742	1/10/20	(104,329)
Standard Chartered Bank	EUR	955	USD	1,062	1/16/20	(10,388)
Standard Chartered Bank	USD	663	GBP	509	1/10/20	11,424
Standard Chartered Bank	USD	721	EUR	648	1/16/20	6,602
State Street Bank & Trust Co.	SEK	21,242	USD	2,208	1/08/20	(60,125)
State Street Bank & Trust Co.	CNY	18,775	USD	2,680	2/20/20	(12,990)
State Street Bank & Trust Co.	MYR	2,052	USD	489	2/13/20	(13,737)
State Street Bank & Trust Co.	SGD	1,215	USD	893	1/16/20	(10,994)
State Street Bank & Trust Co.	MXN	553	USD	29	3/17/20	(212)
State Street Bank & Trust Co.	GBP	425	USD	548	1/10/20	(15,630)
State Street Bank & Trust Co.	AUD	255	USD	174	1/23/20	(5,791)
State Street Bank & Trust Co.	EUR	379	USD	421	1/16/20	(4,144)
State Street Bank & Trust Co.	SEK	216	USD	23	3/16/20	(174)
State Street Bank & Trust Co.	ILS	77	USD	22	3/16/20	(160)
State Street Bank & Trust Co.	AUD	105	USD	72	3/16/20	(1,590)
State Street Bank & Trust Co.	CAD	71	USD	54	1/23/20	(1,332)
State Street Bank & Trust Co.	CAD	100	USD	76	3/16/20	(950)
State Street Bank & Trust Co.	USD	46	AUD	66	3/16/20	693
State Street Bank & Trust Co.	USD	82	SGD	111	3/16/20	846
State Street Bank & Trust Co.	USD	29	CAD	38	1/23/20	696
State Street Bank & Trust Co.	USD	36	CAD	48	3/16/20	826
State Street Bank & Trust Co.	USD	54	CHF	52	3/16/20	444
State Street Bank & Trust Co.	USD	8	SEK	80	1/08/20	58
State Street Bank & Trust Co.	USD	1,595	EUR	1,434	1/16/20	14,371
State Street Bank & Trust Co.	USD	23	SEK	216	3/16/20	506

AB Variable Products Series Fund

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
State Street Bank & Trust Co.	USD	298	JPY	32,488	1/30/20	$1,676
State Street Bank & Trust Co.	EUR	347	PLN	1,486	1/16/20	2,152
State Street Bank & Trust Co.	USD	34	MXN	656	1/07/20	413
State Street Bank & Trust Co.	USD	40	JPY	4,310	3/16/20	144
State Street Bank & Trust Co.	USD	340	JPY	36,764	1/30/20	(1,135)
UBS AG	BRL	1,802	USD	442	1/03/20	(6,075)
UBS AG	USD	441	BRL	1,802	2/04/20	6,209
UBS AG	USD	447	BRL	1,802	1/03/20	889

						$(737,566)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at December 31, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
CDX-NAHY Series 33, 5 Year Index, 12/20/24*	(5.00)%	Quarterly	2.80%	USD	1,732	$(169,888)	$(113,632)	$(56,256)

*	Termination date

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)		Unrealized Appreciation/ (Depreciation)
USD	3,470	5/24/21	2.288%	3 Month LIBOR	Semi-Annual/ Quarterly	$(27,644)	$–0	–	$(27,644)
CAD	3,780	5/22/24	3 Month CDOR	1.980%	Semi-Annual/ Semi-Annual	(7,815)	2		(7,817)
USD	1,420	5/24/24	2.200%	3 Month LIBOR	Semi-Annual/ Quarterly	(29,549)	–0	–	(29,549)
USD	295	11/08/26	1.657%	3 Month LIBOR	Semi-Annual/ Quarterly	2,724	–0	–	2,724
USD	1,870	9/10/48	2.980%	3 Month LIBOR	Semi-Annual/ Quarterly	(385,697)	–0	–	(385,697)

						$(447,981)	$2		$(447,983)

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at December 31, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00%	Monthly	1.41%	USD	450	$7,150	$(8,853)	$16,003
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	5.13	USD	60	(3,036)	(7,953)	4,917

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at December 31, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00%	Monthly	5.13%	USD	55	$(2,783)	$(7,464)	$4,681
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	5.13	USD	69	(3,486)	(10,587)	7,101
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	5.13	USD	11	(556)	(1,771)	1,215
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	5.13	USD	70	(3,536)	(10,427)	6,891
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	5.13	USD	165	(8,349)	(10,668)	2,319
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	5.13	USD	75	(3,789)	(11,121)	7,332
Deutsche Bank AG
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	5.13	USD	9	(455)	(516)	61
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	5.13	USD	8	(404)	(937)	533
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	5.13	USD	48	(2,428)	(6,045)	3,617
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	5.13	USD	53	(2,682)	(6,059)	3,377
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	5.13	USD	52	(2,632)	(5,943)	3,311
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	5.13	USD	79	(3,997)	(8,506)	4,509
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	5.13	USD	64	(3,239)	(4,241)	1,002
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	5.13	USD	47	(2,378)	(4,059)	1,681
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	5.13	USD	4	(202)	(358)	156
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	5.13	USD	8	(405)	(730)	325
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	5.13	USD	8	(405)	(790)	385
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	5.13	USD	15	(759)	(1,619)	860
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	5.13	USD	78	(3,947)	(10,610)	6,663
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	5.13	USD	53	(2,682)	(5,644)	2,962
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	5.13	USD	75	(3,789)	(11,523)	7,734
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	5.13	USD	58	(2,930)	(9,475)	6,545
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	5.13	USD	82	(4,142)	(13,588)	9,446
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	5.13	USD	5	(253)	(759)	506

						$(56,114)	$(160,246)	$104,132

*	Termination date

AB Variable Products Series Fund

INFLATION (CPI) SWAPS (see Note D)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)		Unrealized Appreciation/ (Depreciation)
Bank of America, NA	USD	10,000	7/11/24	2.416%	CPI#	Maturity	$(297,162)	$–0	–	$(297,162)

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2019, the aggregate market value of these securities amounted to $39,907,941 or 15.6% of net assets.

(d)	Affiliated investments.

(e)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(f)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(g)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at December 31, 2019.

(h)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.19% of net assets as of December 31, 2019, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
JP Morgan Madison Avenue Securities Trust Series 2014-CH1, Class M2 6.042%, 11/25/24	11/06/15	$23,044	$25,383	0.01%
Morgan Stanley Capital I Trust Series 2015-XLF2, Class SNMA 3.69%, 11/15/26	11/16/15	89,627	89,521	0.04%
PMT Credit Risk Transfer Trust Series 2019-1R, Class A 3.70%, 3/27/24	3/21/19	135,750	135,626	0.05%
Terraform Global Operating LLC 6.125%, 3/01/26	2/08/18	42,000	43,674	0.02%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 7.042%, 11/25/25	9/28/15	110,892	124,437	0.05%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 2M2 7.292%, 11/25/25	9/28/15	34,370	39,064	0.02%

(i)	Inverse interest only security.

(j)	Illiquid security.

(k)	Fair valued by the Adviser.

(l)	The rate shown represents the 7-day yield as of period end.

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Currency Abbreviations:

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CHF—Swiss Franc

CNY—Chinese Yuan Renminbi

EUR—Euro

GBP—Great British Pound

IDR—Indonesian Rupiah

ILS—Israeli Shekel

JPY—Japanese Yen

MXN—Mexican Peso

MYR—Malaysian Ringgit

PLN—Polish Zloty

RUB—Russian Ruble

SEK—Swedish Krona

SGD—Singapore Dollar

USD—United States Dollar

ZAR—South African Rand

Glossary:

ABS—Asset-Backed Securities

ADR—American Depositary Receipt

BOBL—Bundesobligationen

CBT—Chicago Board of Trade

CDOR—Canadian Dealer Offered Rate

CDX-CMBX.NA—North American Commercial Mortgage-Backed Index

CDX-NAHY—North American High Yield Credit Default Swap Index

CLO—Collateralized Loan Obligations

CMBS—Commercial Mortgage-Backed Securities

CPI—Consumer Price Index

GDR—Global Depositary Receipt

LIBOR—London Interbank Offered Rates

OAT—Obligations Assimilables du Trésor

PJSC—Public Joint Stock Company

REIT—Real Estate Investment Trust

REMICs—Real Estate Mortgage Investment Conduits

TBA—To Be Announced

TIPS—Treasury Inflation Protected Security

See notes to financial statements.

BALANCED WEALTH STRATEGY PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES

December 31, 2019	AB Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $160,347,049)	$187,337,843	(a)
Affiliated issuers (cost $72,393,389—including investment of cash collateral for securities loaned of $258,450)	69,772,027
Cash	4,371
Cash collateral due from broker	768,723
Foreign currencies, at value (cost $205,866)	208,871
Unaffiliated interest and dividends receivable	761,784
Unrealized appreciation on forward currency exchange contracts	209,851
Receivable for variation margin on centrally cleared swaps	21,255
Market value on credit default swaps (net premiums received $8,853)	7,150
Affiliated dividends receivable	560
Receivable for capital stock sold	120
Other assets	4,406

Total assets	259,096,961

LIABILITIES
Payable for investment securities purchased	1,680,345
Unrealized depreciation on forward currency exchange contracts	947,417
Unrealized depreciation on inflation swaps	297,162
Payable for collateral received on securities loaned	258,450
Advisory fee payable	71,774
Payable for capital stock redeemed	68,672
Market value on credit default swaps (net premiums received $151,393)	63,264
Distribution fee payable	47,204
Payable for variation margin on futures	46,747
Administrative fee payable	21,886
Transfer Agent fee payable	132
Accrued expenses and other liabilities	176,385

Total liabilities	3,679,438

NET ASSETS	$255,417,523

COMPOSITION OF NET ASSETS
Capital stock, at par	$25,257
Additional paid-in capital	220,410,634
Distributable earnings	34,981,632

	$255,417,523

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$24,347,005	2,378,095	$10.24

B	$231,070,518	22,879,212	$10.10

(a)	Includes securities on loan with a value of $2,136,974 (see Note E).

See notes to financial statements.

BALANCED WEALTH STRATEGY PORTFOLIO
STATEMENT OF OPERATIONS

Year Ended December 31, 2019	AB Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $41,217)	$2,122,033
Affiliated issuers	1,221,131
Interest	2,690,818
Securities lending income	2,393
Other income	1,500

6,037,875

EXPENSES
Advisory fee (see Note B)	1,401,098
Distribution fee—Class B	575,471
Transfer agency—Class A	550
Transfer agency—Class B	5,159
Custodian	175,845
Audit and tax	101,208
Administrative	79,715
Printing	55,040
Legal	41,178
Directors’ fees	22,925
Miscellaneous	20,022

Total expenses before bank overdraft expense	2,478,211
Bank overdraft expense	15,664

Total expenses	2,493,875
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(519,721)

Net expenses	1,974,154

Net investment income	4,063,721

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Affiliated Underlying Portfolios	(509,273)
Investment transactions(a)	7,965,002
Forward currency exchange contracts	(523,566)
Futures	213,449
Swaps	396,201
Foreign currency transactions	679,050
Net realized gain distributions from Affiliated Underlying Portfolios	303,518
Net change in unrealized appreciation/depreciation of:
Affiliated Underlying Portfolios	11,889,821
Investments(b)	19,491,767
Forward currency exchange contracts	(607,777)
Futures	(499,006)
Swaps	(405,783)
Foreign currency denominated assets and liabilities	7,551

Net gain on investment and foreign currency transactions	38,400,954

NET INCREASE IN NET ASSETS FROM OPERATIONS	$42,464,675

(a)	Net of foreign capital gains taxes of $8,003.

(b)	Net of increase in accrued foreign capital gains taxes of $9,464.

See notes to financial statements.

BALANCED WEALTH STRATEGY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	AB Variable Products Series Fund

	Year Ended December 31, 2019		Year Ended December 31, 2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$4,063,721		$5,105,776
Net realized gain on investment and foreign currency transactions	8,220,863		30,548,043
Net realized gain distributions from Affiliated Underlying Portfolios	303,518		2,347,246
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	29,876,573		(54,922,332)
Contributions from Affiliates (see Note B)	–0	–	3,140

Net increase (decrease) in net assets from operations	42,464,675		(16,918,127)
Distributions to Shareholders
Class A	(3,532,547)		(2,582,061)
Class B	(32,838,881)		(23,104,999)
CAPITAL STOCK TRANSACTIONS
Net increase (decrease)	5,082,781		(16,551,330)

Total increase (decrease)	11,176,028		(59,156,517)
NET ASSETS
Beginning of period	244,241,495		303,398,012

End of period	$255,417,523		$244,241,495

See notes to financial statements.

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

December 31, 2019	AB Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AB Balanced Wealth Strategy Portfolio (the “Portfolio”) is a series of AB Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is to maximize total return consistent with the determination of AllianceBernstein L.P. (the “Adviser”) of reasonable risk. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers eleven separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or

AB Variable Products Series Fund

other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2019:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks:
Information Technology	$18,193,625		$153,921		$–0	–	$18,347,546
Financials	13,148,946		215,399		–0	–	13,364,345
Health Care	12,494,118		356,576		–0	–	12,850,694
Real Estate	8,349,233		2,708,142		–0	–	11,057,375
Communication Services	9,843,082		93,071		–0	–	9,936,153
Consumer Discretionary	9,205,478		302,984		–0	–	9,508,462
Energy	5,100,961		3,282,553		–0	–	8,383,514
Consumer Staples	5,058,610		544,198		–0	–	5,602,808
Industrials	4,668,733		444,702		–0	–	5,113,435
Materials	1,417,829		1,515,336		–0	–	2,933,165
Utilities	1,882,120		258,787		–0	–	2,140,907
Transportation	–0	–	97,323		–0	–	97,323
Capital Goods	–0	–	45,563		–0	–	45,563
Consumer Services	42,941		–0	–	–0	–	42,941
Consumer Durables & Apparel	–0	–	33,410		–0	–	33,410
Investment Companies	67,691,303		–0	–	–0	–	67,691,303
Governments—Treasuries	–0	–	27,748,760		–0	–	27,748,760
Corporates—Investment Grade	–0	–	18,562,794		–0	–	18,562,794
Inflation-Linked Securities	–0	–	9,479,202		–0	–	9,479,202
Mortgage Pass-Throughs	–0	–	8,482,274		–0	–	8,482,274
Collateralized Mortgage Obligations	–0	–	6,060,429		–0	–	6,060,429
Commercial Mortgage-Backed Securities	–0	–	3,642,341		–0	–	3,642,341
Corporates—Non-Investment Grade	–0	–	3,205,611		–0	–	3,205,611
Covered Bonds	–0	–	2,724,766		–0	–	2,724,766
Quasi-Sovereigns	–0	–	1,817,516		–0	–	1,817,516
Collateralized Loan Obligations	–0	–	1,366,516		–0	–	1,366,516
Emerging Markets—Sovereigns	–0	–	1,257,176		–0	–	1,257,176
Emerging Market—Treasuries	–0	–	693,608		–0	–	693,608
Asset-Backed Securities	–0	–	621,114		–0	–	621,114
Governments—Sovereign Bonds	–0	–	476,952		–0	–	476,952
Emerging Markets—Corporate Bonds	–0	–	470,362		–0	–	470,362
Supranationals	–0	–	174,660		–0	–	174,660
Rights	7,910		–0	–	–0	–	7,910
Short-Term Investments:
Investment Companies	1,822,274		–0	–	–0	–	1,822,274
Governments—Treasuries	–0	–	1,088,211		–0	–	1,088,211
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	258,450		–0	–	–0	–	258,450

Total Investments in Securities	159,185,613		97,924,257		–0	–	257,109,870
Other Financial Instruments(a):
Assets:
Futures	80,929		–0	–	–0	–	80,929	(b)
Forward Currency Exchange Contracts	–0	–	209,851		–0	–	209,851
Centrally Cleared Interest Rate Swaps	–0	–	2,724		–0	–	2,724	(b)
Credit Default Swaps	–0	–	7,150		–0	–	7,150

AB Variable Products Series Fund

	Level 1		Level 2		Level 3		Total
Liabilities:
Futures	$(243,283)		$–0	–	$–0	–	$(243,283	)(b)
Forward Currency Exchange Contracts	–0	–	(947,417)		–0	–	(947,417)
Centrally Cleared Credit Default Swaps	–0	–	(169,888)		–0	–	(169,888	)(b)
Centrally Cleared Interest Rate Swaps	–0	–	(450,705)		–0	–	(450,705	)(b)
Credit Default Swaps	–0	–	(63,264)		–0	–	(63,264)
Inflation (CPI) Swaps	–0	–	(297,162)		–0	–	(297,162)

Total	$159,023,259		$96,215,546		$–0	–	$255,238,805	(c)

(a)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(b)	Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

(c)	Amounts of $449,187, $1,355,132 and $938,551 for Asset-Backed Securities, Collateralized Loan Obligations and Commercial Mortgage-Backed Securities, respectively, were transferred out of Level 3 into Level 2 as improved transparency of price inputs received from pricing vendors has increased the observability during the reporting period.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis (the “Expense Caps”) to .75% and 1.00% of daily average net assets for Class A and Class B shares, respectively. For the year ended December 31, 2019, there were no expenses waived by the Adviser.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2019, the reimbursement for such services amounted to $79,715.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,491 for the year ended December 31, 2019.

The Portfolio may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of ..10%) until August 31, 2020. In connection with the investment by the Portfolio in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Portfolio in an amount equal to the Portfolio’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. For the year ended December 31, 2019, such waiver amounted to $1,007.

In connection with the Portfolio’s investments in other AB mutual funds, the Adviser has contractually agreed to waive fees and/or reimburse the expenses payable to the Adviser by the Portfolio in an amount equal to the Portfolio’s pro rata share of the effective advisory fees of AB mutual funds, as paid by the Portfolio as an acquired fund fee and expense. These fee waivers and/or expense reimbursements will remain in effect until December 31, 2019. For the year ended December 31, 2019, such waivers and/or reimbursements amounted to $518,640.

A summary of the Portfolio’s transactions in AB mutual funds for the year ended December 31, 2019 is as follows:

							Distributions
Fund	Market Value 12/31/18 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Realized Gain (Loss) (000)	Change in Unrealized Appr./(Depr.) (000)	Market Value 12/31/19 (000)	Dividend Income (000)	Realized Gains (000)
Government Money Market Portfolio	$241	$56,356	$54,776	$0	$0	$1,821	$23	$0
AB Discovery Growth Fund, Inc.	2,778	198	326	(34)	691	3,307	0	198
AB Discovery Value Fund, Inc.	2,913	142	179	(28)	471	3,319	35	106
Bernstein Fund, Inc.:
International Small Cap Portfolio	7,778	173	500	(76)	1,396	8,771	173	0
International Strategic Equities Portfolio	27,139	595	3,615	(189)	4,793	28,723	595	0
Small Cap Core Portfolio	2,801	16	166	(15)	676	3,312	16	0

AB Variable Products Series Fund

							Distributions
Fund	Market Value 12/31/18 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Realized Gain (Loss) (000)	Change in Unrealized Appr./(Depr.) (000)	Market Value 12/31/19 (000)	Dividend Income (000)	Realized Gains (000)
Sanford C. Bernstein Fund, Inc.:
Emerging Markets Portfolio	$3,686	$74	$471	$(39)	$866	$4,116	$74	$0
International Portfolio	14,880	303	1,907	(128)	2,997	16,145	303	0
Government Money Market Portfolio*	155	9,032	8,929	0	0	258	2	0

Total				$(509)	$11,890	$69,772	$1,221	$304

*	Investments of cash collateral for securities lending transactions (see Note E).

During the year ended December 31, 2018, the Adviser reimbursed the Portfolio $3,140 for trading losses incurred due to a trade entry error.

Brokerage commissions paid on investment transactions for the year ended December 31, 2019 amounted to $17,083, of which $211 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, a worldwide leader in life, property and casualty and health insurance and asset management, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (now named Equitable Holdings, Inc.)(“Equitable”), through an initial public offering. Equitable is the holding company for a diverse group of financial services companies, including an approximately 65.3% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings, most recently during the fourth quarter of 2019. As a result, AXA currently owns 10.1% of the outstanding shares of common stock of Equitable, and no longer owns a controlling interest in Equitable. AXA previously announced its intention to sell its entire interest in Equitable over time, subject to market conditions and other factors (the “Plan”). Most of AXA’s remaining Equitable shares are to be delivered on redemption of AXA bonds mandatorily exchangeable into Equitable shares and maturing in May 2021. AXA retains sole discretion to determine the timing of any future sales of its remaining shares of Equitable common stock.

The latest transaction under the Plan, which occurred on November 13, 2019, resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and was deemed an “assignment” causing a termination of the Portfolio’s investment advisory agreement. In order to ensure that investment advisory services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved a new investment advisory agreement with the Adviser, and shareholders of the Portfolio subsequently approved the new investment advisory agreement. This agreement became effective on November 13, 2019.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2019 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$124,300,391	$143,077,522
U.S. government securities	31,781,685	29,018,244

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$233,292,505

Gross unrealized appreciation	29,268,810
Gross unrealized depreciation	(6,282,749)

Net unrealized appreciation	$22,986,061

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures

The Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolio may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into futures, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolio to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended December 31, 2019, the Portfolio held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

AB Variable Products Series Fund

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended December 31, 2019, the Portfolio held forward currency exchange contracts for hedging and non-hedging purposes.

•	Swaps

The Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk or currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions.” A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swaps to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for OTC swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolio enters into a centrally cleared swap, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended December 31, 2019, the Portfolio held interest rate swaps for hedging and non-hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Portfolio against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the year ended December 31, 2019, the Portfolio held inflation (CPI) swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Portfolio may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same referenced obligations with the same counterparty.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also

AB Variable Products Series Fund

reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended December 31, 2019, the Portfolio held credit default swaps for hedging and non-hedging purposes.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s OTC counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the year ended December 31, 2019, the Portfolio had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Interest rate contracts	Receivable/Payable for variation margin on futures	$80,929	*	Receivable/Payable for variation margin on futures	$243,283	*

Credit contracts				Receivable/Payable for variation margin on centrally cleared swaps	56,256	*

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	2,724	*	Receivable/Payable for variation margin on centrally cleared swaps	450,707	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	209,851		Unrealized depreciation on forward currency exchange contracts	947,417

Interest rate contracts				Unrealized depreciation on inflation swaps	297,162

Credit contracts	Market value on credit default swaps	7,150		Market value on credit default swaps	63,264

Total		$300,654			$2,058,089

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)

Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$213,449	$(499,006)

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	(523,566)	(607,777)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	548,770	(635,492)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(152,569)	229,709

Total		$86,084	$(1,512,566)

The following table represents the average monthly volume of the Portfolio’s derivative transactions during the year ended December 31, 2019:

Futures:
Average notional amount of buy contracts	$24,083,015
Average notional amount of sale contracts	$17,238,201
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$16,962,526
Average principal amount of sale contracts	$57,860,216
Inflation Swaps:
Average notional amount	$10,000,000
Centrally Cleared Interest Rate Swaps:
Average notional amount	$22,441,598
Credit Default Swaps:
Average notional amount of buy contracts	$1,081,333	(a)
Average notional amount of sale contracts	$1,934,077
Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$4,236,663	(b)
Average notional amount of sale contracts	$2,594,425	(c)

(a)	Positions were open for five months during the year.

(b)	Positions were open for ten months during the year.

(c)	Positions were open for two months during the year.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

AB Variable Products Series Fund

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Portfolio as of December 31, 2019. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset		Cash Collateral Received*		Security Collateral Received*		Net Amount of Derivative Assets
Bank of America, NA	$13,393	$(13,393)		$–0	–	$–0	–	$–0	–
BNP Paribas SA	13,390	–0	–	–0	–	–0	–	13,390
Citibank, NA	4,346	(4,346)		–0	–	–0	–	–0	–
Citigroup Global Markets, Inc.	7,150	(7,150)		–0	–	–0	–	–0	–
Credit Suisse International	66,948	(14,984)		–0	–	–0	–	51,964
Goldman Sachs Bank USA/Goldman Sachs International	39,575	(39,575)		–0	–	–0	–	–0	–
Morgan Stanley & Co., Inc.	24,250	(24,250)		–0	–	–0	–	–0	–
Standard Chartered Bank	18,026	(18,026)		–0	–	–0	–	–0	–
State Street Bank & Trust Co.	22,825	(22,825)		–0	–	–0	–	–0	–
UBS AG	7,098	(6,075)		–0	–	–0	–	1,023

Total	$217,001	$(150,624)		$–0	–	$–0	–	$66,377	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged*		Security Collateral Pledged*		Net Amount of Derivative Liabilities
Bank of America, NA	$333,662	$(13,393)		$(274,000)		$–0	–	$46,269
Barclays Bank PLC	3,935	–0	–	–0	–	–0	–	3,935
Brown Brothers Harriman & Co.	2,760	–0	–	–0	–	–0	–	2,760
Citibank, NA	36,700	(4,346)		–0	–	–0	–	32,354
Citigroup Global Markets, Inc.	13,397	(7,150)		–0	–	–0	–	6,247
Credit Suisse International	14,984	(14,984)		–0	–	–0	–	–0	–
Deutsche Bank AG	12,598	–0	–	–0	–	–0	–	12,598
Goldman Sachs Bank USA/Goldman Sachs International	100,155	(39,575)		–0	–	–0	–	60,580
Morgan Stanley & Co., Inc.	101,659	(24,250)		–0	–	–0	–	77,409
Natwest Markets PLC	438,237	–0	–	–0	–	–0	–	438,237
Standard Chartered Bank	114,717	(18,026)		–0	–	–0	–	96,691
State Street Bank & Trust Co.	128,964	(22,825)		–0	–	–0	–	106,139
UBS AG	6,075	(6,075)		–0	–	–0	–	–0	–

Total	$1,307,843	$(150,624)		$(274,000)		$–0	–	$883,219	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

3. TBA and Dollar Rolls

The Portfolio may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agree-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

The Portfolio may enter into certain TBA transactions known as dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques. For the year ended December 31, 2019, the Portfolio earned drop income of $8,272 which is included in interest income in the accompanying statement of operations.

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Portfolio cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Portfolio receives non-cash collateral, the Portfolio will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Portfolio earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Portfolio in Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Portfolio’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

A summary of the Portfolio’s transactions surrounding securities lending for the year ended December 31, 2019 is as follows:

				Government Money Market Portfolio
Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*	Income from Borrowers	Income Earned	Advisory Fee Waived
$2,136,974	$258,450	$1,922,290	$2,393	$1,523	$74

*	As of December 31, 2019.

AB Variable Products Series Fund

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018
Class A
Shares sold	78,265	69,093	$848,106	$811,711
Shares issued in reinvestment of dividends and distributions	367,208	235,375	3,532,547	2,582,059
Shares redeemed	(441,090)	(402,656)	(4,638,019)	(4,591,886)

Net increase (decrease)	4,383	(98,188)	$(257,366)	$(1,198,116)

Class B
Shares sold	1,141,276	894,991	$12,135,176	$10,112,751
Shares issued in reinvestment of dividends	3,456,725	2,129,493	32,838,881	23,105,000
Shares redeemed	(3,799,936)	(4,303,899)	(39,633,910)	(48,570,965)

Net increase (decrease)	798,065	(1,279,415)	$5,340,147	$(15,353,214)

At December 31, 2019, certain shareholders of the Portfolio owned 64% in aggregate of the Portfolio’s outstanding shares. Significant transactions by such shareholders, if any, may impact the Portfolio’s performance.

NOTE G: Risks Involved in Investing in the Portfolio

Allocation Risk—The allocation of investments among the different investment styles, such as growth or value, equity or debt securities, or U.S. or non-U.S. securities may have a more significant effect on the Portfolio’s net asset value, or NAV, when one of these investment strategies is performing more poorly than others.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade or dispose of due to adverse market, economic, political, regulatory or other factors. These risks may be heightened with respect to investments in emerging market countries, where there may be an increased amount of economic, political and social instability.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the Portfolio’s returns.

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment Grade Securities Risk—Investments in fixed-income securities with lower ratings (“junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and may be more difficult to trade or dispose of than other types of securities.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Investment in Other Investment Companies Risk—As with other investments, investments in other investment companies are subject to market and selection risk. In addition, shareholders invested in the Portfolio bear both their proportionate share

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

of expenses in the Portfolio (including advisory fees) and, indirectly, the expenses of the investment companies (to the extent these expenses are not waived or reimbursed by the Adviser).

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Real Asset Risk—The Portfolio’s investments in securities linked to real assets involve significant risks, including financial, operating, and competitive risks. Investments in securities linked to real assets expose the Portfolio to adverse macroeconomic conditions, such as a rise in interest rates or a downturn in the economy in which the asset is located. Changes in inflation rates or in the market’s inflation expectations may adversely affect the market value of inflation-sensitive equities. The Portfolio’s investments in real estate securities have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in real estate investment trusts (“REITs”) may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in tax laws.

Active Trading Risk—The Portfolio expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate is expected to exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Portfolio’s return.

LIBOR Risk—The Portfolio may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority, which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR remains unclear. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Portfolio’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Portfolio’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2019.

AB Variable Products Series Fund

NOTE I: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2019 and December 31, 2018 were as follows:

	2019	2018
Distributions paid from:
Ordinary income	$5,933,950	$6,160,964
Net long-term capital gains	30,437,478	19,526,096

Total taxable distributions paid	$36,371,428	$25,687,060

As of December 31, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$5,215,391
Undistributed capital gains	6,836,715
Other losses	(8,642	)(a)
Unrealized appreciation/(depreciation)	22,955,217	(b)

Total accumulated earnings/(deficit)	$34,998,681	(c)

(a)	As of December 31, 2019, the cumulative deferred loss on straddles was $8,642.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of passive foreign investment companies (PFICs), the tax treatment of Treasury inflation-protected securities, the tax treatment of swaps, the tax deferral of losses on wash sales, and the tax treatment of partnership investments.

(c)	The differences between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to the accrual of foreign capital gains tax.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2019, the Portfolio did not have any capital loss carryforwards.

During the current fiscal year, there were no permanent differences that resulted in adjustments to distributable earnings or additional paid-in capital.

NOTE J: Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement which removes, modifies and adds disclosures to Topic 820. The amendments in this ASU 2018-13 (“ASU”) apply to all entities that are required, under existing U.S. GAAP, to make disclosures about recurring or nonrecurring fair value measurements. The amendments in this ASU are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated the impact of the amendments and elected to early adopt the ASU. The adoption of this ASU did not have a material impact on the disclosure and presentation of the financial statements of the Portfolio.

NOTE K: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

BALANCED WEALTH STRATEGY PORTFOLIO

FINANCIAL HIGHLIGHTS	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Year Ended December 31,
2019	2018	2017	2016	2015
Net asset value, beginning of period	$10.10	$11.86	$10.54	$10.99	$12.16

Income From Investment Operations
Net investment income (a)	.19	(b)	.23	(b)	.17	(b)	.19	(b)†	.20
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.58	(.87)	1.48	.34	.02	(c)
Contributions from Affiliates	–0	–	.00	(d)	.00	(d)	.00	(d)	–0	–

Net increase (decrease) in net asset value from operations	1.77	(.64)	1.65	.53	.22

Less: Dividends and Distributions
Dividends from net investment income	(.29)	(.23)	(.24)	(.24)	(.27)
Distributions from net realized gain on investment transactions	(1.34)	(.89)	(.09)	(.74)	(1.12)

Total dividends and distributions	(1.63)	(1.12)	(.33)	(.98)	(1.39)

Net asset value, end of period	$10.24	$10.10	$11.86	$10.54	$10.99

Total Return
Total investment return based on net asset value (e)*	18.53%	(6.17)%	15.84%	4.69	%†	1.65%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$24,347	$23,967	$29,328	$30,132	$33,409
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (f)(g)‡	.55%	.66%	.73%	.73%	.70%
Expenses, before waivers/reimbursements (f)(g)‡	.75%	.75%	.73%	.73%	.70%
Net investment income	1.81	%(b)	2.05	%(b)	1.51	%(b)	1.74	%(b)†	1.71%
Portfolio turnover rate**	63%	150%	108%	106%	132%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.22%	.11%	.00%	.00%	.00%

See	footnote summary on page 52.

AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Year Ended December 31,
2019	2018	2017	2016	2015
Net asset value, beginning of period	$9.98	$11.73	$10.42	$10.87	$12.05

Income From Investment Operations
Net investment income (a)	.16	(b)	.20	(b)	.14	(b)	.16	(b)†	.17
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.56	(.86)	1.47	.33	.01	(c)
Contributions from Affiliates	–0	–	.00	(d)	.00	(d)	.00	(d)	–0	–

Net increase (decrease) in net asset value from operations	1.72	(.66)	1.61	.49	.18

Less: Dividends and Distributions
Dividends from net investment income	(.26)	(.20)	(.21)	(.20)	(.24)
Distributions from net realized gain on investment transactions	(1.34)	(.89)	(.09)	(.74)	(1.12)

Total dividends and distributions	(1.60)	(1.09)	(.30)	(.94)	(1.36)

Net asset value, end of period	$10.10	$9.98	$11.73	$10.42	$10.87

Total Return
Total investment return based on net asset value (e)*	18.20%	(6.41)%	15.62%	4.44	%†	1.29%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$231,071	$220,274	$274,070	$272,733	$298,233
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (f)(g)‡	.80%	.91%	.98%	.98%	.95%
Expenses, before waivers/reimbursements (f)(g)‡	1.00%	1.00%	.98%	.98%	.95%
Net investment income	1.57	%(b)	1.79	%(b)	1.26	%(b)	1.49	%(b)†	1.46%
Portfolio turnover rate**	63%	150%	108%	106%	132%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.22%	.11%	.00%	.00%	.00%

See	footnote summary on page 52.

BALANCED WEALTH STRATEGY PORTFOLIO
FINANCIAL HIGHLIGHTS

(continued)	AB Variable Products Series Fund

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accordance with the Portfolio’s change in net realized and unrealized gain (loss) on investment transactions for the period.

(d)	Amount is less than $.005.

(e)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(f)	In connection with the Portfolio’s investments in affiliated underlying portfolios, the Portfolio incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Portfolio in an amount equal to the Portfolio’s pro rata share of certain acquired fund fees and expenses, and for the years ended December 31, 2019 and December 31, 2018, such waiver amounted to .20% and .09%, respectively.

(g)	The expense ratios presented below exclude bank overdraft expense:

	Year Ended December 31,
	2019	2018	2017	2016	2015
Class A
Net of waivers/reimbursements	.54%	N/A	N/A	N/A	N/A
Before waivers	.75%	N/A	N/A	N/A	N/A
Class B
Net of waivers	.79%	N/A	N/A	N/A	N/A
Before waivers	1.00%	N/A	N/A	N/A	N/A

†	For the year ended December 31, 2016, the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$.001	.01%	.01%

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended December 31, 2017 and December 31, 2015 by .02% and .03%, respectively.

**	The Portfolio accounts for dollar roll transactions as purchases and sales.

See notes to financial statements.

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM	AB Variable Products Series Fund

To the Shareholders and the Board of Directors of AB Balanced Wealth Strategy Portfolio:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Balanced Wealth Strategy Portfolio (the “Portfolio”) (one of the portfolios constituting AB Variable Products Series Fund, Inc. (the “Fund”)), including the portfolio of investments, as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting AB Variable Products Series Fund, Inc.) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

February 14, 2020

2019 TAX INFORMATION (unaudited)	AB Variable Products Series Fund

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable year ended December 31, 2019. For corporate shareholders, 24.09% of dividends paid qualify for the dividends received deduction.

BALANCED WEALTH STRATEGY

PORTFOLIO	AB Variable Products Series Fund

BOARD OF DIRECTORS
Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez^ Michael J. Downey^ Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS
Daniel J. Loewy(2), Vice President Jess Gaspar(2), Vice President Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Analyst	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

CUSTODIAN AND ACCOUNTING AGENT State Street Bank and Trust Company State Street Corporation CCB/5 1 Iron Street Boston, MA 02210	LEGAL COUNSEL Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

DISTRIBUTOR AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105	TRANSFER AGENT AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-Free (800) 221-5672

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

(2)

The day-to-day management of, and investment decisions for, the Portfolio’s portfolio are made by the Adviser’s Multi-Asset Solutions Team. Messrs. Loewy and Gaspar are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

^	Mr. Bermudez will be a member of the Audit Committee, the Governance, and Nominating Committee and the Independent Directors Committee when he joins the Board on January 1, 2020.

BALANCED WEALTH STRATEGY PORTFOLIO

MANAGEMENT OF THE FUND	AB Variable Products Series Fund

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR

INTERESTED DIRECTOR

Robert M. Keith,# 1345 Avenue of the Americas New York, NY 10105 59 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business with which he had been associated since prior to 2004.	91	None

INDEPENDENT DIRECTORS

Marshall C. Turner, Jr.,## Chairman of the Board 78 (2005)	Private Investor since prior to 2015. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership, and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	91	Xilinx, Inc. (programmable logic semi-conductors) since 2007

Jorge A. Bermudez,^ 68 (2020)	Private investor since prior to 2015. Former Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008, Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007, and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016. He has served as director or trustee of the AB Funds since 2020.	91	Moody’s Corporation since April 2011

AB Variable Products Series Fund

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Michael J. Downey,## 76 (2005)	Private Investor since prior to 2015. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2015 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	91	None

Nancy P. Jacklin,## 71 (2006)	Private Investor since prior to 2015. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008–2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002–May 2006); Partner, Clifford Chance (1992–2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985–1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982–1985); and Attorney Advisor, U.S. Department of the Treasury (1973–1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	91	None

Carol C . McMullen,## 64 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and member of the Advisory Board of Butcher Box (since 2018). Formerly, member, Partners Healthcare Investment Committee (2010–2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	91	None

BALANCED WEALTH STRATEGY PORTFOLIO
MANAGEMENT OF THE FUND

(continued)	AB Variable Products Series Fund

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Garry L. Moody,## 67 (2008)	Formerly, Partner, Deloitte & Touche LLP (1995–2008) where he held a number of senior positions, including Vice Chairman, and U.S . and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993–1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975–1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He is also a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council Governing Council. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	91	None

Earl D. Weiner,## 80 (2007)	Senior Counsel since 2017, Of Counsel from 2007 to 2016, and Partner prior to then, of the law firm Sullivan & Cromwell LLP. He is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	91	None

*	The address for each of the Company’s Directors is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person”, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

^	Mr. Bermudez will be a member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee when he joins the Board on January 1, 2020.

AB Variable Products Series Fund

Officer Information

Certain information concerning the Portfolio’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 59	President and Chief Executive Officer	See biography above.

Daniel J. Loewy 45	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2015. He is also Chief Investment Officer and Head of Multi-Asset Solutions and Chief Investment Officer for Dynamic Asset Allocation.

Jess Gaspar 51	Vice President	Senior Vice President of the Adviser**, with which he has been associated since December 2016. Prior thereto, he was Managing Director and head of asset allocation and research at Commonfund from prior to 2015 until 2016.

Emilie D. Wrapp 64	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2015.

Michael B. Reyes 43	Senior Analyst	Vice President of the Adviser**, with which he has been associated since prior to 2015.

Joseph J. Mantineo 60	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2015.

Phyllis J. Clarke 59	Controller	Vice President of the ABIS**, with which she has been associated since prior to 2015.

Vincent S. Noto 55	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since prior to 2015. .

*	The address for each of the Portfolio’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI, and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or the Adviser at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

BALANCED WEALTH STRATEGY PORTFOLIO

CONTINUANCE DISCLOSURE	AB Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AB Variable Products Series Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Balanced Wealth Strategy Portfolio (the “Fund”) at a meeting held on July 30-31, 2019 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2017 and 2018 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with

AB Variable Products Series Fund

the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Fund’s Class B shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended May 31, 2019 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The Adviser informed the directors that there were no institutional products managed by it that utilize investment strategies similar to the Fund’s.

The directors noted that the Fund may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that the advisory fee for the Fund would be for services that would be in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the Adviser’s expense cap for the Fund. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

BALANCED WEALTH STRATEGY PORTFOLIO
CONTINUANCE DISCLOSURE

(continued)	AB Variable Products Series Fund

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also previously discussed economies of scale with an independent fee consultant. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

VPS-BW-0151-1219

DEC    12.31.19

ANNUAL REPORT

AB VARIABLE PRODUCTS SERIES FUND, INC.

+	DYNAMIC ASSET ALLOCATION PORTFOLIO

Beginning on May 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Portfolio’s shareholder reports from the insurance company that offers your contract unless you specifically request paper copies from the insurance company or from your financial intermediary. Instead of delivering paper copies of the reports, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company or your financial intermediary electronically by following the instructions provided by the insurance company or by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company or by contacting your financial intermediary. Your election to receive reports in paper will apply to all portfolio companies available under your contract with the insurance company.

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

DYNAMIC ASSET ALLOCATION

PORTFOLIO	AB Variable Products Series Fund

LETTER TO INVESTORS

February 14, 2020

The following is an update of AB Variable Products Series Fund—Dynamic Asset Allocation Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2019.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is to maximize total return consistent with the Adviser’s determination of reasonable risk. The Portfolio invests in a globally diversified portfolio of equity and debt securities, including exchange-traded funds (“ETFs”) and other financial instruments, and expects to enter into derivatives transactions, such as options, futures contracts, forwards and swaps to achieve market exposure. The Portfolio’s neutral weighting, from which it will make its tactical asset allocations, is 60% equity exposure and 40% debt exposure. Within these broad components, the Portfolio may invest in any type of security, including common and preferred stocks, warrants and convertible securities, government and corporate fixed-income securities, commodities, currencies, real estate-related securities and inflation-indexed securities. The Portfolio may invest in US, non-US and emerging-market issuers. The Portfolio may invest in securities of companies across the capitalization spectrum, including smaller capitalization companies. The Portfolio expects its investments in fixed-income securities to have a broad range of maturities and quality levels. The Portfolio is expected to be highly diversified across industries, sectors and countries, and will choose its positions from several market indices worldwide in a manner that is intended to track the performance (before fees and expenses) of those indices.

The Adviser will continuously monitor the risks presented by the Portfolio’s asset allocation and may make frequent adjustments to the Portfolio’s exposures to different asset classes. Using its proprietary Dynamic Asset Allocation (“DAA”) techniques, the Adviser will adjust the Portfolio’s exposure to the equity and debt markets, and to segments within those markets, in response to the Adviser’s assessment of the relative risks and returns of those segments. For example, when the Adviser determines that equity market volatility is particularly low and that, therefore, the equity markets present reasonable return opportunities, the Adviser may increase the Portfolio’s equity exposure to as much as 80%. Conversely, when the Adviser determines that the risks in the equity markets are disproportionately greater than the potential returns offered, the Adviser may reduce the Portfolio’s equity exposure significantly below the target percentage or may even decide to eliminate equity exposure altogether by increasing the Portfolio’s fixed-income exposure to 100%. This investment strategy is intended to reduce the Portfolio’s overall investment risk, but may at times result in the Portfolio underperforming the markets.

The Portfolio expects to utilize derivatives and to invest in ETFs to a significant extent. Derivatives and ETFs may provide more efficient and economical exposure to market segments than direct investments, and the Portfolio’s market exposures may at times be achieved almost entirely through the use of derivatives or through the investments in ETFs. Derivatives transactions and ETFs may also be a quicker and more efficient way to alter the Portfolio’s exposure than buying and selling direct investments. As a result, the Adviser expects to use derivatives as one of the primary tools for adjusting the Portfolio’s exposure levels from its neutral weighting. The Adviser also expects to use direct investments and ETFs to adjust the Portfolio’s exposure levels. In determining when and to what extent to enter into derivatives transactions or to invest in ETFs, the Adviser will consider factors such as the relative risks and returns expected of potential investments and the cost of such transactions. The Adviser will consider the impact of derivatives and ETFs in making its assessment of the Portfolio’s risks.

Currency exchange rate fluctuations can have a dramatic impact on returns, significantly adding to returns in some years and greatly diminishing them in others. To the extent that the Portfolio invests in non-US dollar-denominated investments, the Adviser will integrate the risks of foreign currency exposures into its investment and asset allocation decision making. The Adviser may seek to hedge all or a portion of the currency exposure resulting from the Portfolio’s investments. The Adviser may also seek investment opportunities through currencies and currency-related derivatives.

INVESTMENT RESULTS

The table on page 5 shows the Portfolio’s performance compared to its primary benchmark, the Morgan Stanley Capital International (“MSCI”) World Index, the Bloomberg Barclays US Treasury Index and its blended benchmark, a 60% / 40% blend of the MSCI World Index and the Bloomberg Barclays US Treasury Index, respectively, for the one- and five-year periods ended December 31, 2019, and since the Portfolio’s inception on April 1, 2011.

All share classes of the Portfolio underperformed the primary and blended benchmarks for the annual period, but outperformed the Bloomberg Barclays US Treasury Index. Throughout most of 2019, the Portfolio maintained a modest underweight to risk assets. The Portfolio started

1

AB Variable Products Series Fund

the year significantly underweight equities, which was gradually brought to an overweight in the first quarter, as the broad risks subsided and the near-term outlook for risk assets became stable. The Portfolio’s Senior Investment Management Team (the “Team”) reduced the equity overweight to neutral at the end of April, taking advantage of equity market strength. In May, the Portfolio moved to a modest equity underweight on the Team’s expectation for increased volatility and range-bound markets as trade negotiations continued between the US and China. Other than a brief period in June, the Portfolio continued to maintain a modest underweight to risk assets. The Team’s defensive position was driven by ongoing risks from the trade war and slowing global growth, partially offset by the pivot of global central banks to more accommodative monetary policies, as well as growing defensiveness among investors. Bond duration remained close to neutral and the Portfolio maintained an allocation to high-yield bonds as a diversifier. In December, the Portfolio increased its exposure to risk assets to an overweight, as market dynamics and economic data trends improved. The Portfolio’s equity timing detracted from performance, specifically in the month of January, as equity markets performed strongly and advanced, following a meaningful sell-off at the end of 2018.

The Portfolio’s equity position was characterized by a regional bias toward international large-cap and emerging-market equities. The Team saw more pronounced headwinds for US equity markets relative to non-US developed markets, driven by relative valuations and expectations of increased volatility and range-bound markets from trade negotiations. The Portfolio’s underweight to US equities detracted from relative performance. The Portfolio’s overweight to non-US developed markets contributed to performance.

In fixed income, the Portfolio was underweight to the US, which contributed to performance. The Portfolio ended the annual period with an overweight to duration. In currency management, the Portfolio held a modest underweight to the US dollar, relative to the Portfolio’s strategic asset allocation, for most of the year. The Portfolio also ended the year with a modest underweight to the US dollar.

During the annual period, the Portfolio utilized derivatives for hedging and investment purposes in the form of futures, currency forwards, total return swaps and written options, which detracted from absolute returns, while credit default swaps, inflation swaps and purchased options added.

MARKET REVIEW AND INVESTMENT STRATEGY

US and international stocks recorded strong double-digit returns while emerging markets also rallied during the annual period ended December 31, 2019. After declining sharply at the end of 2018, equity markets rebounded dramatically in January, as strong corporate earnings and optimism about a trade truce between the US and China calmed investors. Trade-war tensions resurfaced, however, and emerging geopolitical pressures drove market volatility. Tariff wars, restrictive monetary policy and a decline in industrial production stoked recessionary fears throughout the global economy. In response, the world’s central banks implemented accommodative monetary policies to help support capital markets. Late in the third quarter, equity market performance was accompanied by a sharp style rotation in the US. Quality-growth and lower-volatility stocks, which had been strong performers, lagged and value stocks outperformed. However, for the most part, growth stocks continued to outperform value over the entire period. From a market-capitalization perspective, large-cap stocks outperformed their small-cap peers. In December, equity markets rallied on news that the US and China had agreed to a preliminary phase-one trade deal due to be signed in January 2020.

Global fixed-income markets performed strongly over the annual period. Long-dated developed-market treasuries were strong performers, given their interest-rate sensitivity, despite the move higher in yields since September. Investment-grade, high-yield and emerging-market sovereign debt all posted solid returns as credit spreads tightened. In addition to lowering rates, the US Federal Reserve increased its balance sheet later in the period to manage liquidity in the repurchase agreement market, effectively capping short-term rates. The European Central Bank reduced rates to a record low in September and announced the resumption of quantitative easing. The Bank of Japan issued guidance for the continuation of low rates and the government implemented a significant fiscal stimulus program in December.

2

DYNAMIC ASSET ALLOCATION PORTFOLIO

DISCLOSURES AND RISKS	AB Variable Products Series Fund

Benchmark Disclosure

The MSCI World Index and the Bloomberg Barclays US Treasury Index are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI World Index (free float-adjusted, market capitalization weighted) represents the equity market performance of developed markets. The Bloomberg Barclays US Treasury Index represents the performance of US Treasuries within the US government fixed-income market. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Market Risk: The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Allocation Risk: The allocation of investments among different global asset classes may have a significant effect on the Portfolio’s net asset value (“NAV”) when one of these asset classes is performing more poorly than others. As both the direct investments and derivatives positions will be periodically adjusted to reflect the Adviser’s view of market and economic conditions, there will be transaction costs that may be, over time, significant. In addition, there is a risk that certain asset allocation decisions may not achieve the desired results and, as a result, the Portfolio may incur significant losses.

Foreign (Non-US) Risk: The Portfolio’s investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade or dispose of due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

ETF Risk: ETFs are investment companies. When the Portfolio invests in an ETF, the Portfolio bears its share of the ETF’s expenses and runs the risk that the ETF may not achieve its investment objective.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Portfolio. Derivatives may also be subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk: When the Portfolio borrows money or otherwise leverages its portfolio, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase agreements, forward commitments, or by borrowing money.

(Disclosures, Risks and Note About Historical Performance continued on next page)

3

DISCLOSURES AND RISKS

(continued)	AB Variable Products Series Fund

Illiquid Investments Risk: Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Portfolio. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Portfolio shares.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Real Estate Risk: The Portfolio’s investments in real estate securities have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in real estate investment trusts (“REITs”) may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in taxes.

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Variable Products prospectus. As with all investments, you may lose money by investing in the Portfolio.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your financial advisor or insurance agent representative at your financial institution to obtain portfolio performance information current to the most recent month end.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For additional copies of the Portfolio’s prospectus or summary prospectus, which contains this and other information, call your financial advisor or (800) 227 4618. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Performance assumes reinvestment of distributions and does not account for taxes.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

4

DYNAMIC ASSET ALLOCATION PORTFOLIO

HISTORICAL PERFORMANCE	AB Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARKS	Net Asset Value Returns
PERIODS ENDED DECEMBER 31, 2019 (unaudited)	1 Year	5 Years	Since Inception[1]

Dynamic Asset Allocation Portfolio Class A	15.51%	4.75%	5.22%

Dynamic Asset Allocation Portfolio Class B	15.24%	4.49%	4.96%

Primary Benchmark: MSCI World Index	27.67%	8.74%	8.84%

Bloomberg Barclays US Treasury Index	6.86%	2.36%	2.93%

Blended Benchmark: 60% MSCI World Index / 40% Bloomberg Barclays US Treasury Index	19.24%	6.37%	6.68%

1   Inception date: 4/1/2011.

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.82% and 1.07% for Class A and Class B shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

GROWTH OF A $10,000 INVESTMENT

4/1/20111 TO 12/31/2019 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in Dynamic Asset Allocation Portfolio Class A shares (from 4/1/20111 to 12/31/2019) as compared to the performance of the Portfolio’s benchmarks. The chart assumes the reinvestment of dividends and capital gains distributions.

1	Inception date: 4/1/2011.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

5

DYNAMIC ASSET ALLOCATION PORTFOLIO

EXPENSE EXAMPLE (unaudited)	AB Variable Products Series Fund

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$1,047.00	$4.18	0.81%	$4.23	0.82%
Hypothetical (5% annual return before expenses)	$1,000	$1,021.12	$4.13	0.81%	$4.18	0.82%

Class B
Actual	$1,000	$1,045.40	$5.46	1.06%	$5.52	1.07%
Hypothetical (5% annual return before expenses)	$1,000	$1,019.86	$5.40	1.06%	$5.45	1.07%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

+	In connection with the Portfolio’s investments in affiliated/unaffiliated underlying portfolios, the Portfolio incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Portfolio in an amount equal to the Portfolio’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Portfolio’s total expenses are equal to the classes’ annualized expense ratio plus the Portfolio’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

DYNAMIC ASSET ALLOCATION PORTFOLIO
TEN LARGEST HOLDINGS[1]

December 31, 2019 (unaudited)	AB Variable Products Series Fund

SECURITY	U.S. $ VALUE	PERCENT OF NET ASSETS
U.S. Treasury Bonds & Notes	$183,330,320	32.2%
Vanguard Real Estate ETF	16,758,524	2.9
Vanguard Global ex-U.S. Real Estate ETF	11,278,863	2.0
Apple, Inc.	7,098,695	1.2
Microsoft Corp.	6,871,462	1.2
Alphabet, Inc.	4,620,781	0.8
Amazon.com, Inc.	4,379,381	0.8
Nestle SA	3,757,885	0.7
iShares Core MSCI Emerging Markets ETF	3,306,616	0.6
Facebook, Inc.	2,805,152	0.5

	$244,207,679	42.9%

PORTFOLIO BREAKDOWN2

December 31, 2019 (unaudited)

ASSET CLASSES	ALLOCATION
Equities
International Large-Cap	25.9%
U.S. Large-Cap	21.9
Emerging-Market Equities	6.1
Real Estate Equities	4.9
U.S. Mid-Cap	2.7
U.S. Small-Cap	2.6

Subtotal	64.1

Fixed Income
U.S. Bonds	29.2
International Bonds	6.7

Subtotal	35.9

Total	100.0%

SECURITY TYPE BREAKDOWN3

December 31, 2019 (unaudited)

SECURITY TYPE	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Common Stocks	$323,354,044	57.3%
Governments—Treasuries	183,330,320	32.5
Investment Companies	31,344,003	5.6
Rights	7,806	0.0
Short-Term Investments	26,016,155	4.6

Total Investments	$564,052,328	100.0%

1	Long-term investments.

2	All data are as of December 31, 2019. The Portfolio breakdown is expressed as an approximate percentage of the Portfolio’s total investments inclusive of derivative exposure, based on the Adviser’s internal classification guidelines.

3	The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

7

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS

December 31, 2019	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–56.8%

FINANCIALS–9.1%
BANKS–4.4%
AIB Group PLC	5,844	$20,360
Aozora Bank Ltd.	2,000	52,837
Australia & New Zealand Banking Group Ltd.	31,095	536,264
Banco Bilbao Vizcaya Argentaria SA	73,153	410,705
Banco de Sabadell SA	69,405	81,267
Banco Santander SA	190,461	798,555
Bank Hapoalim BM	14,749	122,487
Bank Leumi Le-Israel BM	16,778	122,361
Bank of America Corp.	46,856	1,650,268
Bank of East Asia Ltd. (The)	41,231	92,054
Bank of Ireland Group PLC	11,605	63,869
Bank of Kyoto Ltd. (The)	400	17,056
Bankia SA	10,832	23,193
Bankinter SA	7,353	54,009
Barclays PLC	188,978	450,613
Bendigo & Adelaide Bank Ltd.	9,233	63,355
BNP Paribas SA	13,908	826,665
BOC Hong Kong Holdings Ltd.	39,500	137,121
CaixaBank SA	42,465	133,725
Chiba Bank Ltd. (The)	11,000	63,249
Citigroup, Inc.	13,149	1,050,474
Citizens Financial Group, Inc.	2,179	88,489
Comerica, Inc.	950	68,162
Commerzbank AG	15,814	97,668
Commonwealth Bank of Australia	20,060	1,125,322
Concordia Financial Group Ltd.	11,221	46,081
Credit Agricole SA	14,327	208,477
Danske Bank A/S	7,940	128,456
DBS Group Holdings Ltd.	21,665	417,728
DNB ASA	9,303	174,086
Erste Group Bank AG(a)	3,207	120,462
Fifth Third Bancorp	3,690	113,431
First Republic Bank/CA	1,023	120,151
Fukuoka Financial Group, Inc.	1,800	34,391
Hang Seng Bank Ltd.	8,100	167,427
HSBC Holdings PLC	231,396	1,811,469
Huntington Bancshares, Inc./OH	4,845	73,063
ING Groep NV	36,740	441,703
Intesa Sanpaolo SpA	165,706	436,501
Israel Discount Bank Ltd.–Class A	13,191	61,262
Japan Post Bank Co., Ltd.	3,855	36,988
JPMorgan Chase & Co.	18,455	2,572,627
KBC Group NV	3,064	231,009
KeyCorp	4,965	100,492
Lloyds Banking Group PLC	821,886	680,867
Company	Shares	U.S. $ Value

M&T Bank Corp.	865	$146,834
Mebuki Financial Group, Inc.	16,800	42,833
Mediobanca Banca di Credito Finanziario SpA	12,965	142,752
Mitsubishi UFJ Financial Group, Inc.	135,900	734,721
Mizrahi Tefahot Bank Ltd.	1,057	28,195
Mizuho Financial Group, Inc.	273,362	421,092
National Australia Bank Ltd.	33,042	571,762
Nordea Bank Abp	29,390	237,770
Oversea-Chinese Banking Corp., Ltd.	37,153	303,932
People’s United Financial, Inc.	975	16,478
PNC Financial Services Group, Inc. (The)	2,580	411,845
Raiffeisen Bank International AG	1,307	32,713
Regions Financial Corp.	4,815	82,625
Resona Holdings, Inc.	21,000	91,529
Royal Bank of Scotland Group PLC	53,666	172,157
Seven Bank Ltd.	16,218	53,132
Shinsei Bank Ltd.	3,700	56,452
Shizuoka Bank Ltd. (The)	4,000	29,753
Skandinaviska Enskilda Banken AB–Class A	16,190	152,249
Societe Generale SA	9,446	329,646
Standard Chartered PLC	34,982	329,638
Sumitomo Mitsui Financial Group, Inc.	15,240	562,895
Sumitomo Mitsui Trust Holdings, Inc.	3,200	126,499
SVB Financial Group(a)	336	84,349
Svenska Handelsbanken AB–Class A	14,254	153,519
Swedbank AB–Class A	8,621	128,160
Truist Financial Corp.	7,398	416,655
UniCredit SpA	17,422	254,657
United Overseas Bank Ltd.	12,000	235,999
US Bancorp	8,505	504,261
Wells Fargo & Co.	22,995	1,237,131
Westpac Banking Corp.	38,249	653,168
Zions Bancorp NA	630	32,710

		24,904,910

CAPITAL MARKETS–1.5%
3i Group PLC	9,721	141,457
Ameriprise Financial, Inc.	845	140,760
Amundi SA(b)	1,517	119,292
ASX Ltd.	2,413	132,860
Bank of New York Mellon Corp. (The)	4,915	247,372
BlackRock, Inc.–Class A	677	340,328
Cboe Global Markets, Inc.	696	83,520
Charles Schwab Corp. (The)	6,740	320,554
CME Group, Inc.–Class A	2,050	411,476
Credit Suisse Group AG(a)	28,090	379,711

8

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Daiwa Securities Group, Inc.	16,000	$80,775
Deutsche Bank AG	19,693	152,592
Deutsche Boerse AG	2,077	325,700
E*TRADE Financial Corp.	1,470	66,694
Franklin Resources, Inc.	1,040	27,019
Goldman Sachs Group, Inc. (The)	1,938	445,604
Hargreaves Lansdown PLC	4,023	103,195
Hong Kong Exchanges & Clearing Ltd.	13,451	436,992
Intercontinental Exchange, Inc.	3,200	296,160
Invesco Ltd.	1,180	21,216
Japan Exchange Group, Inc.	4,965	87,409
Julius Baer Group Ltd.(a)	2,130	109,808
London Stock Exchange Group PLC	3,987	409,752
Macquarie Group Ltd.	3,705	358,808
Magellan Financial Group Ltd.	1,420	56,892
MarketAxess Holdings, Inc.	260	98,569
Moody’s Corp.	945	224,352
Morgan Stanley	7,260	371,131
MSCI, Inc.–Class A	557	143,806
Nasdaq, Inc.	710	76,041
Natixis SA	21,759	96,926
Nomura Holdings, Inc.	38,855	199,939
Northern Trust Corp.	1,310	139,174
Partners Group Holding AG	231	211,718
Raymond James Financial, Inc.	759	67,900
S&P Global, Inc.	1,400	382,270
SBI Holdings, Inc./Japan	2,468	52,105
Schroders PLC	1,291	57,006
Singapore Exchange Ltd.	21,000	138,309
St. James’s Place PLC	4,994	76,981
Standard Life Aberdeen PLC	24,984	108,696
State Street Corp.	1,865	147,522
T. Rowe Price Group, Inc.	1,475	179,714
UBS Group AG(a)	42,353	534,469

		8,602,574

CONSUMER FINANCE–0.2%
Acom Co., Ltd.	13,014	59,047
American Express Co.	3,900	485,511
Capital One Financial Corp.	2,653	273,020
Credit Saison Co., Ltd.	3,500	60,703
Discover Financial Services	1,960	166,247
Synchrony Financial	3,278	118,041

		1,162,569

DIVERSIFIED FINANCIAL SERVICES–0.8%
AMP Ltd.	67,589	90,921
Berkshire Hathaway, Inc.–Class B(a)	11,034	2,499,201
Challenger Ltd.	12,809	72,890
EXOR NV	3,679	285,238
Company	Shares	U.S. $ Value

Groupe Bruxelles Lambert SA	768	$81,040
IHS Markit Ltd.(a)	2,211	166,599
Industrivarden AB–Class C	4,979	120,071
Investor AB–Class B	4,336	236,719
Kinnevik AB–Class B	4,676	114,586
M&G PLC(a)	30,322	95,270
Mitsubishi UFJ Lease & Finance Co., Ltd.	7,362	47,394
ORIX Corp.	14,110	233,822
Pargesa Holding SA	1,023	84,992
Wendel SA	844	112,427

		4,241,170

INSURANCE–2.2%
Admiral Group PLC	2,010	61,422
Aegon NV	38,312	175,377
Aflac, Inc.	4,190	221,651
Ageas	2,085	123,291
AIA Group Ltd.	138,549	1,457,253
Allianz SE	4,871	1,193,530
Allstate Corp. (The)	1,850	208,033
American International Group, Inc.	4,933	253,211
Aon PLC	1,375	286,399
Arthur J Gallagher & Co.	1,152	109,705
Assicurazioni Generali SpA	11,115	229,467
Assurant, Inc.	360	47,189
Aviva PLC	43,251	240,067
Baloise Holding AG	926	167,592
Chubb Ltd.	2,612	406,584
Cincinnati Financial Corp.	910	95,687
CNP Assurances	8,285	165,080
Dai-ichi Life Holdings, Inc.	11,850	195,291
Direct Line Insurance Group PLC	13,089	54,156
Everest Re Group Ltd.	244	67,549
Gjensidige Forsikring ASA	3,690	77,456
Globe Life, Inc.	652	68,623
Hannover Rueck SE	795	153,288
Hartford Financial Services Group, Inc. (The)	1,865	113,336
Insurance Australia Group Ltd.	22,589	121,373
Japan Post Holdings Co., Ltd.	16,700	157,054
Japan Post Insurance Co., Ltd.	1,829	31,178
Legal & General Group PLC	63,405	254,702
Lincoln National Corp.	1,240	73,172
Loews Corp.	1,640	86,084
Mapfre SA	17,737	47,030
Marsh & McLennan Cos., Inc.	2,920	325,317
Medibank Pvt Ltd.	39,307	87,113
MetLife, Inc.	5,390	274,728
MS&AD Insurance Group Holdings, Inc.	4,800	158,442

9

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	1,588	$468,608
NN Group NV	7,137	271,368
Principal Financial Group, Inc.	1,590	87,450
Progressive Corp. (The)	3,315	239,973
Prudential Financial, Inc.	2,255	211,384
Prudential PLC	30,322	580,989
QBE Insurance Group Ltd.	13,053	117,953
RSA Insurance Group PLC	10,859	81,385
Sampo Oyj–Class A	4,765	208,055
SCOR SE	3,333	140,305
Sompo Holdings, Inc.	4,000	157,078
Sony Financial Holdings, Inc.	4,130	99,140
Suncorp Group Ltd.	11,891	108,016
Swiss Life Holding AG	342	171,571
Swiss Re AG	3,176	356,800
T&D Holdings, Inc.	5,500	69,551
Tokio Marine Holdings, Inc.	7,300	408,718
Travelers Cos., Inc. (The)	1,490	204,056
Tryg A/S	1,821	53,986
Unum Group	490	14,288
Willis Towers Watson PLC	787	158,927
WR Berkley Corp.	834	57,629
Zurich Insurance Group AG	1,604	657,960

		12,712,620

		51,623,843

INFORMATION TECHNOLOGY–8.3%
COMMUNICATIONS EQUIPMENT–0.3%
Arista Networks, Inc.(a)	335	68,139
Cisco Systems, Inc.	24,340	1,167,346
F5 Networks, Inc.(a)	380	53,067
Juniper Networks, Inc.	1,210	29,802
Motorola Solutions, Inc.	925	149,055
Nokia Oyj	62,192	230,040
Telefonaktiebolaget LM Ericsson–Class B	28,969	253,126

		1,950,575

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–0.7%
Alps Alpine Co., Ltd.	2,053	46,602
Amphenol Corp.–Class A	1,610	174,250
CDW Corp./DE	832	118,843
Corning, Inc.	4,115	119,788
FLIR Systems, Inc.	810	42,177
Halma PLC	4,302	120,467
Hamamatsu Photonics KK	1,600	65,569
Hexagon AB–Class B	4,263	238,946
Hirose Electric Co., Ltd.	315	40,267
Hitachi High-Technologies Corp.	1,881	133,211
Company	Shares	U.S. $ Value

Hitachi Ltd.	10,400	$438,836
Ingenico Group SA	930	101,164
IPG Photonics Corp.(a)	223	32,317
Keyence Corp.	2,108	740,200
Keysight Technologies, Inc.(a)	1,128	115,767
Kyocera Corp.	3,637	247,882
Murata Manufacturing Co., Ltd.	6,584	405,236
Omron Corp.	1,800	104,919
Shimadzu Corp.	2,000	62,546
TDK Corp.	1,200	134,855
TE Connectivity Ltd.	2,060	197,430
Venture Corp., Ltd.	4,005	48,315
Yaskawa Electric Corp.	2,723	102,578
Yokogawa Electric Corp.	4,500	79,025
Zebra Technologies Corp.–Class A(a)	312	79,697

		3,990,887

IT SERVICES–1.8%
Accenture PLC–Class A	3,625	763,316
Adyen NV(a)(b)	83	68,275
Akamai Technologies, Inc.(a)	1,005	86,812
Alliance Data Systems Corp.	280	31,416
Amadeus IT Group SA–Class A	4,973	407,272
Atos SE	677	56,572
Automatic Data Processing, Inc.	2,480	422,840
Broadridge Financial Solutions, Inc.	719	88,825
Capgemini SE	1,557	190,429
Cognizant Technology Solutions Corp.–Class A	3,190	197,844
Computershare Ltd.	3,663	43,186
DXC Technology Co.	1,018	38,267
Fidelity National Information Services, Inc.	3,499	486,676
Fiserv, Inc.(a)	3,238	374,410
FleetCor Technologies, Inc.(a)	561	161,411
Fujitsu Ltd.	2,228	209,556
Gartner, Inc.(a)	540	83,214
Global Payments, Inc.	1,777	324,409
GMO Payment Gateway, Inc.	913	62,523
International Business Machines Corp.	5,038	675,294
Itochu Techno-Solutions Corp.	1,463	41,201
Jack Henry & Associates, Inc.	497	72,398
Leidos Holdings, Inc.	895	87,612
Mastercard, Inc.–Class A	5,110	1,525,795
NEC Corp.	2,500	103,461
Nomura Research Institute Ltd.	3,900	83,406

10

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

NTT Data Corp.	6,010	$80,378
Obic Co., Ltd.	730	98,332
Otsuka Corp.	1,200	47,922
Paychex, Inc.	1,945	165,442
PayPal Holdings, Inc.(a)	6,685	723,116
VeriSign, Inc.(a)	675	130,059
Visa, Inc.–Class A	9,900	1,860,210
Western Union Co. (The)–Class W(c)	1,690	45,258
Wirecard AG	1,262	152,175
Wix.com Ltd.(a)	543	66,452
Worldline SA/France(a)(b)	270	19,141

		10,074,905

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–1.7%
Advanced Micro Devices, Inc.(a)	4,803	220,266
Advantest Corp.	2,262	127,573
Analog Devices, Inc.	2,060	244,810
Applied Materials, Inc.	5,325	325,038
ASM Pacific Technology Ltd.	900	12,492
ASML Holding NV	4,875	1,443,275
Broadcom, Inc.	2,259	713,889
Disco Corp.	309	72,561
Infineon Technologies AG	14,329	323,754
Intel Corp.	25,460	1,523,781
KLA Corp.	1,010	179,952
Lam Research Corp.	929	271,640
Maxim Integrated Products, Inc.	1,675	103,029
Microchip Technology, Inc.(c)	1,445	151,320
Micron Technology, Inc.(a)	6,280	337,738
NVIDIA Corp.	3,465	815,315
NXP Semiconductors NV	3,195	406,596
Qorvo, Inc.(a)	718	83,453
QUALCOMM, Inc.	6,914	610,022
Renesas Electronics Corp.(a)	9,161	62,588
Rohm Co., Ltd.	1,300	103,726
Skyworks Solutions, Inc.	1,024	123,781
STMicroelectronics NV	12,251	330,539
SUMCO Corp.	2,522	41,787
Texas Instruments, Inc.	5,345	685,710
Tokyo Electron Ltd.	1,689	368,759
Xilinx, Inc.	1,385	135,411

		9,818,805

SOFTWARE–2.3%
Adobe, Inc.(a)	2,780	916,872
ANSYS, Inc.(a)	512	131,794
Autodesk, Inc.(a)	1,235	226,573
AVEVA Group PLC	740	45,653
Cadence Design Systems, Inc.(a)	1,714	118,883
Check Point Software Technologies Ltd.(a)(c)	1,396	154,900
Company	Shares	U.S. $ Value

Citrix Systems, Inc.	780	$86,502
CyberArk Software Ltd.(a)	439	51,179
Dassault Systemes SE	1,424	234,854
Fortinet, Inc.(a)	869	92,775
Intuit, Inc.	1,480	387,656
Micro Focus International PLC	3,943	55,342
Microsoft Corp.	43,573	6,871,462
Nice Ltd.(a)	690	106,991
NortonLifeLock, Inc.	2,925	74,646
Oracle Corp.	12,661	670,780
Oracle Corp. Japan	500	45,379
Sage Group PLC (The)	12,240	121,429
salesforce.com, Inc.(a)	4,853	789,292
SAP SE	11,137	1,499,019
ServiceNow, Inc.(a)	1,079	304,623
Synopsys, Inc.(a)	922	128,342
Temenos AG(a)	662	104,721
Trend Micro, Inc./Japan	1,600	81,872
WiseTech Global Ltd.	2,856	46,902

		13,348,441

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS–1.5%
Apple, Inc.	24,174	7,098,695
Brother Industries Ltd.	2,200	45,437
Canon, Inc.	11,400	312,001
FUJIFILM Holdings Corp.	4,200	200,575
Hewlett Packard Enterprise Co.	6,680	105,945
HP, Inc.	8,170	167,893
Konica Minolta, Inc.	6,000	39,085
NetApp, Inc.	1,490	92,752
Ricoh Co., Ltd.	6,000	65,289
Seagate Technology PLC	1,550	92,225
Seiko Epson Corp.	2,700	40,767
Western Digital Corp.	1,813	115,071
Xerox Holdings Corp.(a)	466	17,181

		8,392,916

		47,576,529

HEALTH CARE–7.5%
BIOTECHNOLOGY–0.8%
AbbVie, Inc.	8,402	743,913
Alexion Pharmaceuticals, Inc.(a)	1,380	149,247
Amgen, Inc.	3,478	838,441
BeiGene Ltd. (Sponsored ADR)(a)	415	68,790
Biogen, Inc.(a)	1,115	330,854
CSL Ltd.	5,165	1,001,401
Genmab A/S(a)	745	165,691
Gilead Sciences, Inc.	7,225	469,480
Grifols SA	3,644	128,748
Incyte Corp.(a)	1,090	95,179
PeptiDream, Inc.(a)	1,023	52,279

11

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Regeneron Pharmaceuticals, Inc.(a)	490	$183,985
Vertex Pharmaceuticals, Inc.(a)	1,467	321,200

		4,549,208

HEALTH CARE EQUIPMENT & SUPPLIES–1.5%
Abbott Laboratories	10,026	870,858
ABIOMED, Inc.(a)	308	52,542
Alcon, Inc.(a)	4,817	272,843
Align Technology, Inc.(a)	440	122,778
Asahi Intecc Co., Ltd.	1,468	42,985
Baxter International, Inc.	2,690	224,938
Becton Dickinson and Co.	1,538	418,290
BioMerieux	788	70,254
Boston Scientific Corp.(a)	7,910	357,690
Carl Zeiss Meditec AG	488	62,039
Cochlear Ltd.	682	107,487
Coloplast A/S–Class B	1,154	143,167
Cooper Cos., Inc. (The)	311	99,921
Danaher Corp.	3,590	550,993
Demant A/S(a)	2,050	64,560
DENTSPLY SIRONA, Inc.	1,446	81,829
Edwards Lifesciences Corp.(a)	1,190	277,615
Fisher & Paykel Healthcare Corp., Ltd.	6,133	91,786
Hologic, Inc.(a)	1,620	84,580
Hoya Corp.	4,322	412,587
IDEXX Laboratories, Inc.(a)	533	139,182
Intuitive Surgical, Inc.(a)	655	387,203
Koninklijke Philips NV	14,135	690,971
Medtronic PLC	7,629	865,510
Olympus Corp.	13,355	205,837
ResMed, Inc.	866	134,204
Sartorius AG (Preference Shares)	812	173,575
Siemens Healthineers AG(b)	1,618	77,562
Smith & Nephew PLC	9,779	235,681
Sonova Holding AG	666	152,253
STERIS PLC	491	74,838
Straumann Holding AG	145	142,235
Stryker Corp.	1,765	370,544
Sysmex Corp.	1,836	125,004
Teleflex, Inc.	311	117,073
Terumo Corp.	6,600	234,130
Varian Medical Systems, Inc.(a)	545	77,396
Zimmer Biomet Holdings, Inc.	1,125	168,390

		8,781,330

HEALTH CARE PROVIDERS & SERVICES–0.9%
Alfresa Holdings Corp.	2,700	54,850
AmerisourceBergen Corp.–Class A	935	79,494
Company	Shares	U.S. $ Value

Anthem, Inc.	1,460	$440,964
Cardinal Health, Inc.	1,365	69,042
Centene Corp.(a)	2,064	129,764
Cigna Corp.(a)	2,161	441,903
CVS Health Corp.	7,389	548,929
DaVita, Inc.(a)	750	56,272
Fresenius Medical Care AG & Co. KGaA	2,085	153,514
Fresenius SE & Co. KGaA	4,696	264,260
HCA Healthcare, Inc.	1,470	217,281
Henry Schein, Inc.(a)	890	59,381
Humana, Inc.	785	287,718
Laboratory Corp. of America Holdings(a)	625	105,731
McKesson Corp.	1,165	161,143
Medipal Holdings Corp.	3,900	86,074
NMC Health PLC	1,143	26,780
Quest Diagnostics, Inc.	800	85,432
Ramsay Health Care Ltd.	1,156	58,815
Ryman Healthcare Ltd.	5,937	65,251
Sonic Healthcare Ltd.	5,598	112,872
Suzuken Co., Ltd./Aichi Japan	1,200	48,909
UnitedHealth Group, Inc.	5,405	1,588,962
Universal Health Services, Inc.–Class B	500	71,730
WellCare Health Plans, Inc.(a)	347	114,583

		5,329,654

HEALTH CARE TECHNOLOGY–0.1%
Cerner Corp.	1,980	145,312
M3, Inc.	4,140	124,844

		270,156

LIFE SCIENCES TOOLS & SERVICES–0.4%
Agilent Technologies, Inc.	1,945	165,928
Illumina, Inc.(a)	831	275,676
IQVIA Holdings, Inc.(a)	996	153,892
Lonza Group AG(a)	779	284,185
Mettler-Toledo International, Inc.(a)	170	134,858
PerkinElmer, Inc.	655	63,600
QIAGEN NV(a)	2,703	92,100
Sartorius Stedim Biotech	712	118,183
Thermo Fisher Scientific, Inc.	2,285	742,328
Waters Corp.(a)	445	103,974

		2,134,724

PHARMACEUTICALS–3.8%
Allergan PLC	1,760	336,459
Astellas Pharma, Inc.	22,500	384,075
AstraZeneca PLC	15,028	1,504,182
Bayer AG	10,385	844,265
Bristol-Myers Squibb Co.	13,315	854,690

12

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Chugai Pharmaceutical Co., Ltd.	2,537	$233,646
Daiichi Sankyo Co., Ltd.	6,428	424,532
Eisai Co., Ltd.	2,933	219,464
Eli Lilly & Co.	4,923	647,030
GlaxoSmithKline PLC	57,174	1,343,419
Hisamitsu Pharmaceutical Co., Inc.	1,000	48,701
Ipsen SA	880	78,115
Johnson & Johnson	15,095	2,201,908
Kyowa Kirin Co., Ltd.	2,152	50,702
Merck & Co., Inc.	14,635	1,331,053
Merck KGaA	1,230	145,009
Mitsubishi Tanabe Pharma Corp.	3,000	55,035
Mylan NV(a)	2,055	41,305
Nippon Shinyaku Co., Ltd.	701	60,702
Novartis AG	24,523	2,322,072
Novo Nordisk A/S–Class B	20,377	1,180,823
Ono Pharmaceutical Co., Ltd.	3,900	89,038
Orion Oyj–Class B	974	45,108
Otsuka Holdings Co., Ltd.	4,348	193,809
Perrigo Co. PLC	772	39,882
Pfizer, Inc.	31,554	1,236,286
Recordati SpA	2,055	86,628
Roche Holding AG	7,961	2,587,346
Sanofi	12,344	1,239,676
Santen Pharmaceutical Co., Ltd.	4,389	83,580
Shionogi & Co., Ltd.	2,800	173,212
Sumitomo Dainippon Pharma Co., Ltd.	2,900	56,188
Taisho Pharmaceutical Holdings Co., Ltd.	567	41,842
Takeda Pharmaceutical Co., Ltd.	16,445	650,436
Teva Pharmaceutical Industries Ltd. (Sponsored ADR)(a)(c)	12,347	121,001
UCB SA	1,519	120,874
Vifor Pharma AG	802	146,369
Zoetis, Inc.	2,726	360,786

		21,579,248

		42,644,320

INDUSTRIALS–6.9%
AEROSPACE & DEFENSE–1.1%
Airbus SE	6,243	916,255
Arconic, Inc.	1,616	49,724
BAE Systems PLC	36,720	274,934
Boeing Co. (The)	2,980	970,765
Dassault Aviation SA	41	53,808
Elbit Systems Ltd.	250	38,953
General Dynamics Corp.	1,550	273,342
Huntington Ingalls Industries, Inc.	279	69,995
L3Harris Technologies, Inc.	1,257	248,723
Company	Shares	U.S. $ Value

Leonardo SpA	5,271	$61,815
Lockheed Martin Corp.	1,410	549,026
Meggitt PLC	10,854	94,538
MTU Aero Engines AG	579	164,972
Northrop Grumman Corp.	970	333,651
Raytheon Co.	1,590	349,387
Rolls-Royce Holdings PLC(a)	19,591	177,064
Safran SA	3,586	553,891
Singapore Technologies Engineering Ltd.	43,000	125,931
Textron, Inc.	1,405	62,663
Thales SA	1,184	123,201
TransDigm Group, Inc.(c)	313	175,280
United Technologies Corp.	4,625	692,640

		6,360,558

AIR FREIGHT & LOGISTICS–0.3%
Bollore SA	25,929	113,307
CH Robinson Worldwide, Inc.	815	63,733
Deutsche Post AG	10,803	410,775
DSV PANALPINA A/S	2,516	289,977
Expeditors International of Washington, Inc.	1,020	79,580
FedEx Corp.	1,465	221,523
Kuehne & Nagel International AG	477	80,454
SG Holdings Co., Ltd.	2,174	48,971
United Parcel Service, Inc.–Class B	3,965	464,143
Yamato Holdings Co., Ltd.	3,400	57,969

		1,830,432

AIRLINES–0.2%
Alaska Air Group, Inc.	743	50,338
American Airlines Group, Inc.(c)	1,632	46,806
ANA Holdings, Inc.	1,007	33,617
Delta Air Lines, Inc.	3,292	192,516
Deutsche Lufthansa AG	3,330	61,296
easyJet PLC	2,320	43,702
Japan Airlines Co., Ltd.	2,921	90,948
Qantas Airways Ltd.	11,303	56,340
Singapore Airlines Ltd.	14,000	94,126
Southwest Airlines Co.	2,605	140,618
United Airlines Holdings, Inc.(a)	1,372	120,859

		931,166

BUILDING PRODUCTS–0.3%
AGC, Inc./Japan	2,000	71,516
Allegion PLC	585	72,856
AO Smith Corp.	855	40,732
Assa Abloy AB–Class B	9,541	223,025
Cie de Saint-Gobain	4,539	185,944
Daikin Industries Ltd.	2,774	391,383

13

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Fortune Brands Home & Security, Inc.	821	$53,644
Geberit AG	360	202,061
Johnson Controls International PLC	4,392	178,799
Kingspan Group PLC	1,858	113,480
LIXIL Group Corp.	2,500	43,142
Masco Corp.	1,285	61,667
TOTO Ltd.	1,522	64,270

		1,702,519

COMMERCIAL SERVICES & SUPPLIES–0.3%
Brambles Ltd.	15,030	123,707
Cintas Corp.	535	143,958
Copart, Inc.(a)	1,241	112,856
Dai Nippon Printing Co., Ltd.	2,500	67,619
Edenred	2,787	144,435
G4S PLC	17,154	49,607
Park24 Co., Ltd.	1,300	31,832
Rentokil Initial PLC	20,957	125,607
Republic Services, Inc.–Class A	1,300	116,519
Rollins, Inc.(c)	254	8,423
Secom Co., Ltd.	2,338	208,649
Sohgo Security Services Co., Ltd.	1,000	54,125
Toppan Printing Co., Ltd.	2,500	51,646
Waste Management, Inc.	2,215	252,421

		1,491,404

CONSTRUCTION & ENGINEERING–0.4%
ACS Actividades de Construccion y Servicios SA	2,778	111,437
Bouygues SA	1,739	74,128
CIMIC Group Ltd.	2,988	69,470
Eiffage SA	1,102	126,429
Epiroc AB–Class A	16,027	195,998
Epiroc AB–Class B	3,579	42,536
Ferrovial SA	4,946	149,850
HOCHTIEF AG	422	53,727
Jacobs Engineering Group, Inc.	665	59,737
JGC Holdings Corp.	4,000	63,664
Kajima Corp.	3,500	46,533
Obayashi Corp.	6,000	66,640
Quanta Services, Inc.	265	10,788
Shimizu Corp.	4,000	40,747
Skanska AB–Class B	8,587	194,252
Taisei Corp.	2,000	82,842
Vinci SA	5,456	607,654

		1,996,432

ELECTRICAL EQUIPMENT–0.6%
ABB Ltd.	20,970	505,862
AMETEK, Inc.	1,399	139,536
Eaton Corp. PLC	2,314	219,182
Company	Shares	U.S. $ Value

Emerson Electric Co.	3,440	$262,334
Fuji Electric Co., Ltd.	2,800	85,056
Legrand SA	2,541	207,508
Melrose Industries PLC	52,623	167,616
Mitsubishi Electric Corp.	21,000	285,929
Nidec Corp.	2,567	350,610
Prysmian SpA	1,074	25,926
Rockwell Automation, Inc.	730	147,949
Schneider Electric SE	6,098	626,507
Siemens Gamesa Renewable Energy SA	2,259	39,783
Vestas Wind Systems A/S	2,133	215,447

		3,279,245

INDUSTRIAL CONGLOMERATES–0.7%
3M Co.	3,275	577,775
CK Hutchison Holdings Ltd.	25,840	246,397
DCC PLC	1,216	105,475
General Electric Co.	49,579	553,302
Honeywell International, Inc.	4,145	733,665
Jardine Matheson Holdings Ltd.	2,300	127,990
Jardine Strategic Holdings Ltd.	2,005	61,490
Keihan Holdings Co., Ltd.	1,000	48,557
Keppel Corp., Ltd.	13,000	65,501
NWS Holdings Ltd.	37,000	51,858
Roper Technologies, Inc.	595	210,767
Siemens AG	8,669	1,132,098
Smiths Group PLC	3,761	84,002
Toshiba Corp.	7,200	244,380

		4,243,257

MACHINERY–1.3%
Alfa Laval AB	3,778	95,146
Alstom SA	3,502	166,412
Amada Holdings Co., Ltd.	3,000	34,121
ANDRITZ AG	693	29,792
Atlas Copco AB–Class A	6,392	255,141
Atlas Copco AB–Class B SHS	3,579	124,267
Caterpillar, Inc.	3,255	480,698
CNH Industrial NV	22,634	248,519
Cummins, Inc.	900	161,064
Daifuku Co., Ltd.	1,030	62,248
Deere & Co.	1,805	312,734
Dover Corp.	885	102,005
FANUC Corp.	2,100	387,796
Flowserve Corp.	810	40,314
Fortive Corp.	1,820	139,030
GEA Group AG	1,741	57,571
Hino Motors Ltd.	6,000	63,453
Hitachi Construction Machinery Co., Ltd.	3,000	89,362
Hoshizaki Corp.	400	35,664
IDEX Corp.	472	81,184
IHI Corp.	2,600	60,842
Illinois Tool Works, Inc.	1,715	308,065

14

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Ingersoll-Rand PLC	1,325	$176,119
JTEKT Corp.	4,300	50,796
Kawasaki Heavy Industries Ltd.	3,337	72,936
KION Group AG	1,747	120,136
Knorr-Bremse AG	473	48,149
Komatsu Ltd.	9,800	235,214
Kone Oyj–Class B	3,896	254,751
Kubota Corp.	11,872	186,429
Kurita Water Industries Ltd.	1,200	35,610
Makita Corp.	2,200	75,977
Metso Oyj	1,073	42,389
MINEBEA MITSUMI, Inc.	4,131	85,330
MISUMI Group, Inc.	2,900	71,775
Mitsubishi Heavy Industries Ltd.	3,100	120,208
Nabtesco Corp.	1,000	29,467
NGK Insulators Ltd.	2,000	34,792
NSK Ltd.	4,719	44,610
PACCAR, Inc.	2,110	166,901
Parker-Hannifin Corp.	795	163,627
Pentair PLC	380	17,431
Sandvik AB	12,165	236,942
Schindler Holding AG	413	105,026
Schindler Holding AG (REG)	575	140,813
SKF AB–Class B	4,700	95,158
SMC Corp./Japan	600	274,389
Snap-on, Inc.	320	54,208
Spirax-Sarco Engineering PLC	834	98,173
Stanley Black & Decker, Inc.	915	151,652
Sumitomo Heavy Industries Ltd.	1,200	34,086
Techtronic Industries Co., Ltd.	13,454	109,807
THK Co., Ltd.	1,531	41,105
Volvo AB–Class B	14,676	245,694
Wartsila Oyj Abp	4,224	46,690
Weir Group PLC (The)	2,037	40,740
Westinghouse Air Brake Technologies Corp.	1,115	86,747
Xylem, Inc./NY	1,085	85,487
Yangzijiang Shipbuilding Holdings Ltd.	56,331	46,956

		7,261,748

MARINE–0.0%
AP Moller–Maersk A/S–Class A	70	94,884
AP Moller–Maersk A/S–Class B	68	98,072
Mitsui OSK Lines Ltd.	1,200	33,001
Nippon Yusen KK	3,100	55,873

		281,830

PROFESSIONAL SERVICES–0.5%
Adecco Group AG	1,673	105,771
Bureau Veritas SA	3,094	80,883
Company	Shares	U.S. $ Value

Equifax, Inc.	755	$105,791
Experian PLC	10,230	346,791
Intertek Group PLC	1,990	154,201
Nielsen Holdings PLC	1,166	23,670
Persol Holdings Co., Ltd.	2,583	48,408
Randstad NV	1,613	98,837
Recruit Holdings Co., Ltd.	15,153	567,561
RELX PLC (London)	22,241	561,437
Robert Half International, Inc.	685	43,258
SEEK Ltd.	4,101	64,909
SGS SA	52	142,411
Teleperformance	655	160,028
Verisk Analytics, Inc.–Class A	1,000	149,340
Wolters Kluwer NV	5,568	406,550

		3,059,846

ROAD & RAIL–0.6%
Aurizon Holdings Ltd.	22,082	81,039
Central Japan Railway Co.	1,537	309,043
CSX Corp.	4,380	316,937
East Japan Railway Co.	3,600	324,943
Hankyu Hanshin Holdings, Inc.	2,200	94,106
JB Hunt Transport Services, Inc.	503	58,740
Kansas City Southern	620	94,959
Keikyu Corp.	2,000	38,558
Keio Corp.	1,200	72,611
Keisei Electric Railway Co., Ltd.	1,465	56,768
Kintetsu Group Holdings Co., Ltd.	1,700	92,208
Kyushu Railway Co.	1,722	57,648
MTR Corp., Ltd.	15,500	91,597
Nagoya Railroad Co., Ltd.	1,800	55,895
Nippon Express Co., Ltd.	1,200	70,343
Norfolk Southern Corp.	1,520	295,078
Odakyu Electric Railway Co., Ltd.	3,000	69,987
Old Dominion Freight Line, Inc.	369	70,029
Seibu Holdings, Inc.	3,142	51,685
Tobu Railway Co., Ltd.	2,165	78,375
Tokyu Corp.	5,000	92,463
Union Pacific Corp.	4,040	730,392
West Japan Railway Co.	1,568	135,622

		3,339,026

TRADING COMPANIES & DISTRIBUTORS–0.4%
AerCap Holdings NV(a)	1,409	86,611
Ashtead Group PLC	5,697	182,160
Brenntag AG	1,471	79,812
Bunzl PLC	3,191	87,276
Fastenal Co.	2,830	104,568
Ferguson PLC	2,936	267,196
ITOCHU Corp.	16,000	370,827

15

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Marubeni Corp.	16,000	$118,214
Mitsubishi Corp.	16,100	426,511
Mitsui & Co., Ltd.	18,200	323,514
MonotaRO Co., Ltd.	2,090	55,638
Sumitomo Corp.	13,465	200,000
Toyota Tsusho Corp.	2,300	80,794
United Rentals, Inc.(a)	500	83,385
WW Grainger, Inc.	280	94,786

		2,561,292

TRANSPORTATION INFRASTRUCTURE–0.2%
Aena SME SA(b)	780	149,540
Aeroports de Paris	1,000	197,994
Atlantia SpA	3,639	84,930
Auckland International Airport Ltd.	10,521	62,015
Getlink SE	6,892	120,161
Japan Airport Terminal Co., Ltd.	1,196	66,360
Kamigumi Co., Ltd.	1,500	32,973
Sydney Airport	8,828	53,637
Transurban Group	30,317	317,329

		1,084,939

		39,423,694

CONSUMER DISCRETIONARY–6.1%
AUTO COMPONENTS–0.3%
Aisin Seiki Co., Ltd.	1,800	66,672
Aptiv PLC	1,591	151,097
BorgWarner, Inc.	620	26,896
Bridgestone Corp.	6,900	256,336
Cie Generale des Etablissements Michelin SCA–Class B	1,732	213,138
Continental AG	1,047	135,304
Denso Corp.	5,200	234,844
Faurecia SE	1,635	88,760
Koito Manufacturing Co., Ltd.	1,000	46,306
NGK Spark Plug Co., Ltd.	3,000	58,152
Nokian Renkaat Oyj	1,090	31,351
Stanley Electric Co., Ltd.	1,600	46,210
Sumitomo Electric Industries Ltd.	7,200	108,131
Sumitomo Rubber Industries Ltd.	4,100	49,994
Toyota Industries Corp.	1,600	92,064
Valeo SA	2,277	80,704
Yokohama Rubber Co., Ltd. (The)	1,000	19,395

		1,705,354

AUTOMOBILES–1.0%
Bayerische Motoren Werke AG	3,152	258,167
Bayerische Motoren Werke AG (Preference Shares)	885	54,482
Company	Shares	U.S. $ Value

Daimler AG	10,262	$567,327
Ferrari NV	1,527	253,536
Fiat Chrysler Automobiles NV	14,140	209,647
Ford Motor Co.	21,970	204,321
General Motors Co.	7,486	273,988
Harley-Davidson, Inc.(c)	290	10,785
Honda Motor Co., Ltd.	18,521	524,173
Isuzu Motors Ltd.	5,500	65,014
Mazda Motor Corp.	5,200	44,311
Mitsubishi Motors Corp.	11,400	47,518
Nissan Motor Co., Ltd.	26,300	152,402
Peugeot SA	7,475	179,977
Porsche Automobil Holding SE (Preference Shares)	1,458	108,181
Renault SA	1,830	86,902
Subaru Corp.	6,000	148,619
Suzuki Motor Corp.	4,173	174,189
Toyota Motor Corp.	25,884	1,823,825
Volkswagen AG	630	122,022
Volkswagen AG (Preference Shares)	2,067	406,865
Yamaha Motor Co., Ltd.	2,700	54,089

		5,770,340

DISTRIBUTORS–0.0%
Genuine Parts Co.	910	96,669
LKQ Corp.(a)	1,114	39,770

		136,439

DIVERSIFIED CONSUMER SERVICES–0.0%
Benesse Holdings, Inc.	300	7,885
H&R Block, Inc.(c)	460	10,801

		18,686

HOTELS, RESTAURANTS & LEISURE–1.0%
Accor SA	2,705	126,969
Aristocrat Leisure Ltd.	4,876	115,216
Carnival Corp.	1,955	99,373
Carnival PLC	2,273	108,953
Chipotle Mexican Grill, Inc.–Class A(a)	154	128,915
Compass Group PLC	17,973	450,435
Crown Resorts Ltd.	9,430	79,506
Darden Restaurants, Inc.	770	83,938
Flutter Entertainment PLC	1,060	128,828
Galaxy Entertainment Group Ltd.	20,155	148,373
Genting Singapore Ltd.	92,000	63,000
GVC Holdings PLC	5,872	68,773
Hilton Worldwide Holdings, Inc.	1,766	195,867
InterContinental Hotels Group PLC	1,950	133,994
Las Vegas Sands Corp.	1,947	134,421
Marriott International, Inc./MD–Class A	1,571	237,897

16

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

McDonald’s Corp.	4,350	$859,603
McDonald’s Holdings Co. Japan Ltd.	2,200	105,993
Melco Resorts & Entertainment Ltd. (ADR)	2,438	58,926
MGM Resorts International	2,440	81,179
Norwegian Cruise Line Holdings Ltd.(a)	1,331	77,744
Oriental Land Co., Ltd./Japan	2,100	286,527
Royal Caribbean Cruises Ltd.	1,077	143,790
Sands China Ltd.	39,744	212,355
Sodexo SA	1,005	119,100
Starbucks Corp.	6,891	605,857
Tabcorp Holdings Ltd.	26,623	84,637
TUI AG	4,841	61,095
Whitbread PLC	2,125	136,380
Wynn Macau Ltd.	77,455	190,859
Wynn Resorts Ltd.	610	84,711
Yum! Brands, Inc.	1,715	172,752

		5,585,966

HOUSEHOLD DURABLES–0.5%
Auto Trader Group PLC	9,529	75,252
Barratt Developments PLC	11,885	117,678
Berkeley Group Holdings PLC	1,236	79,552
Casio Computer Co., Ltd.	3,415	68,244
DR Horton, Inc.	1,685	88,884
Electrolux AB–Class B	2,430	59,738
Garmin Ltd.	720	70,243
Husqvarna AB–Class B	8,194	65,664
Iida Group Holdings Co., Ltd.	2,902	50,859
Leggett & Platt, Inc.	775	39,393
Lennar Corp.–Class A	1,750	97,633
Mohawk Industries, Inc.(a)	350	47,733
Newell Brands, Inc.	1,125	21,623
Nikon Corp.	3,200	39,135
NVR, Inc.(a)	20	76,168
Panasonic Corp.	23,500	220,411
Persimmon PLC	3,527	125,981
PulteGroup, Inc.	915	35,502
Rinnai Corp.	700	54,704
SEB SA	568	84,477
Sekisui Chemical Co., Ltd.	4,000	69,400
Sekisui House Ltd.	6,000	128,129
Sharp Corp./Japan	4,999	76,397
Sony Corp.	14,135	959,733
Taylor Wimpey PLC	31,025	79,550
Whirlpool Corp.(c)	400	59,012

		2,891,095

INTERNET & DIRECT MARKETING RETAIL–1.1%
Amazon.com, Inc.(a)	2,370	4,379,381
Booking Holdings, Inc.(a)	257	527,809
Delivery Hero SE(a)(b)	1,586	125,705
Company	Shares	U.S. $ Value

eBay, Inc.	4,515	$163,037
Expedia Group, Inc.	832	89,972
Ocado Group PLC(a)	5,151	87,397
Prosus NV(a)	5,572	417,017
Rakuten, Inc.	8,852	75,624
Zalando SE(a)(b)	2,021	101,919
ZOZO, Inc.	2,592	49,572

		6,017,433

LEISURE PRODUCTS–0.1%
Bandai Namco Holdings, Inc.	1,900	115,581
Hasbro, Inc.	700	73,927
Sankyo Co., Ltd.	300	9,964
Shimano, Inc.	700	113,562
Yamaha Corp.	1,600	88,709

		401,743

MULTILINE RETAIL–0.3%
Dollar General Corp.	1,460	227,731
Dollar Tree, Inc.(a)	1,438	135,244
Harvey Norman Holdings Ltd.	14,257	40,720
Isetan Mitsukoshi Holdings Ltd.	2,200	19,755
J Front Retailing Co., Ltd.	3,500	48,816
Kohl’s Corp.	980	49,931
Macy’s, Inc.(c)	565	9,605
Marks & Spencer Group PLC	15,442	43,785
Marui Group Co., Ltd.	3,300	80,462
Next PLC	1,643	153,099
Nordstrom, Inc.	620	25,377
Pan Pacific International Holdings Corp.	4,000	66,365
Ryohin Keikaku Co., Ltd.	2,570	59,897
Target Corp.	2,915	373,732
Wesfarmers Ltd.	12,002	348,799

		1,683,318

SPECIALTY RETAIL–0.9%
ABC-Mart, Inc.	500	34,131
Advance Auto Parts, Inc.	431	69,029
AutoZone, Inc.(a)	155	184,653
Best Buy Co., Inc.	1,400	122,920
CarMax, Inc.(a)	1,020	89,423
Fast Retailing Co., Ltd.	641	380,801
Gap, Inc. (The)	105	1,856
Hennes & Mauritz AB–Class B	9,038	184,353
Hikari Tsushin, Inc.	500	125,649
Home Depot, Inc. (The)	6,270	1,369,243
Industria de Diseno Textil SA	12,502	441,827
JD Sports Fashion PLC	5,019	55,749
Kingfisher PLC	29,522	84,986
L Brands, Inc.	225	4,077
Lowe’s Cos., Inc.	4,460	534,130
Nitori Holdings Co., Ltd.	750	118,388
O’Reilly Automotive, Inc.(a)	490	214,747

17

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Ross Stores, Inc.	2,050	$238,661
Shimamura Co., Ltd.	200	15,205
Tiffany & Co.	655	87,541
TJX Cos., Inc. (The)	6,890	420,703
Tractor Supply Co.	715	66,810
Ulta Salon Cosmetics & Fragrance, Inc.(a)	352	89,105
USS Co., Ltd.	4,120	77,882
Yamada Denki Co., Ltd.	10,990	58,313

		5,070,182

TEXTILES, APPAREL & LUXURY GOODS–0.9%
adidas AG	2,040	663,140
Burberry Group PLC	4,236	123,672
Capri Holdings Ltd.(a)	149	5,684
Cie Financiere Richemont SA	5,585	436,473
EssilorLuxottica SA	3,192	487,998
Hanesbrands, Inc.	747	11,093
Hermes International	281	210,499
Kering SA	859	566,008
LVMH Moet Hennessy Louis Vuitton SE	3,148	1,466,822
Moncler SpA	2,123	95,551
NIKE, Inc.–Class B	7,150	724,366
Pandora A/S	1,106	48,113
Puma SE	1,420	108,888
PVH Corp.	445	46,792
Ralph Lauren Corp.	290	33,994
Swatch Group AG (The)	294	82,086
Swatch Group AG (The) (REG)	1,834	97,018
Tapestry, Inc.	780	21,037
Under Armour, Inc.–Class A(a)(c)	27	583
Under Armour, Inc.–Class C(a)(c)	1,204	23,093
VF Corp.	1,750	174,405

		5,427,315

		34,707,871

CONSUMER STAPLES–5.3%
BEVERAGES–1.2%
Anheuser-Busch InBev SA/NV	8,733	715,236
Asahi Group Holdings Ltd.	3,700	168,796
Brown-Forman Corp.–Class B(c)	992	67,059
Budweiser Brewing Co. APAC Ltd.(a)(b)	14,000	47,252
Carlsberg A/S–Class B	1,051	156,847
Coca-Cola Amatil Ltd.	14,439	112,128
Coca-Cola Bottlers Japan Holdings, Inc.	1,300	33,215
Coca-Cola Co. (The)	21,820	1,207,737
Coca-Cola European Partners PLC	2,647	134,679
Company	Shares	U.S. $ Value

Coca-Cola HBC AG(a)	1,928	$65,533
Constellation Brands, Inc.–Class A	1,020	193,545
Diageo PLC	27,623	1,163,941
Heineken Holding NV	1,000	97,193
Heineken NV	2,500	266,820
Kirin Holdings Co., Ltd.	9,345	203,969
Molson Coors Brewing Co.–Class B(c)	1,150	61,985
Monster Beverage Corp.(a)	2,020	128,371
PepsiCo, Inc.	7,975	1,089,943
Pernod Ricard SA	2,406	430,524
Remy Cointreau SA	1,062	130,441
Suntory Beverage & Food Ltd.	1,324	55,275
Treasury Wine Estates Ltd.	6,024	68,618

		6,599,107

FOOD & STAPLES RETAILING–0.8%
Aeon Co., Ltd.	6,200	127,946
Carrefour SA	5,903	99,280
Casino Guichard Perrachon SA	1,228	57,440
Coles Group Ltd.	12,002	124,938
Colruyt SA	417	21,741
Costco Wholesale Corp.	2,515	739,209
Dairy Farm International Holdings Ltd.	7,381	42,146
FamilyMart Co., Ltd.	3,200	76,639
ICA Gruppen AB	2,462	115,005
J Sainsbury PLC	18,022	54,954
Jeronimo Martins SGPS SA	2,405	39,633
Koninklijke Ahold Delhaize NV	9,852	247,013
Kroger Co. (The)	4,120	119,439
Lawson, Inc.	600	34,058
METRO AG	7,593	122,180
Seven & i Holdings Co., Ltd.	8,000	293,243
Sundrug Co., Ltd.	1,000	36,182
Sysco Corp.	2,625	224,542
Tesco PLC	116,321	393,122
Tsuruha Holdings, Inc.	600	77,039
Walgreens Boots Alliance, Inc.	4,375	257,950
Walmart, Inc.	7,963	946,323
Welcia Holdings Co., Ltd.	796	50,569
Wm Morrison Supermarkets PLC	31,098	82,302
Woolworths Group Ltd.	14,003	355,164

		4,738,057

FOOD PRODUCTS–1.4%
a2 Milk Co., Ltd.(a)	8,040	81,408
Ajinomoto Co., Inc.	5,000	83,237
Archer-Daniels-Midland Co.	2,925	135,574
Associated British Foods PLC	3,965	136,399
Barry Callebaut AG	91	200,881

18

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Calbee, Inc.	1,315	$42,844
Campbell Soup Co.	1,175	58,068
Chocoladefabriken Lindt & Spruengli AG (REG)	1	88,345
Conagra Brands, Inc.	2,265	77,554
Danone SA	6,291	522,442
General Mills, Inc.	3,305	177,016
Hershey Co. (The)	850	124,933
Hormel Foods Corp.	1,650	74,431
JM Smucker Co. (The)	695	72,370
Kellogg Co.	1,515	104,777
Kerry Group PLC–Class A	1,906	237,527
Kikkoman Corp.	1,619	79,258
Kraft Heinz Co. (The)	3,028	97,290
Lamb Weston Holdings, Inc.	890	76,567
McCormick & Co., Inc./MD	775	131,541
MEIJI Holdings Co., Ltd.	1,100	74,338
Mondelez International, Inc.–Class A	8,195	451,381
Mowi ASA	4,327	112,506
Nestle SA	34,710	3,757,885
NH Foods Ltd.	933	38,648
Nisshin Seifun Group, Inc.	4,000	69,790
Nissin Foods Holdings Co., Ltd.	1,200	89,127
Orkla ASA	10,095	102,371
Toyo Suisan Kaisha Ltd.	1,000	42,466
Tyson Foods, Inc.–Class A	1,825	166,148
WH Group Ltd.(b)	157,321	162,666
Wilmar International Ltd.	26,000	79,656
Yakult Honsha Co., Ltd.	1,333	73,465
Yamazaki Baking Co., Ltd.	59	1,054

		7,823,963

HOUSEHOLD PRODUCTS–0.7%
Church & Dwight Co., Inc.	1,526	107,339
Clorox Co. (The)	770	118,226
Colgate-Palmolive Co.	4,880	335,939
Essity AB–Class B	4,979	160,355
Henkel AG & Co. KGaA	989	92,959
Henkel AG & Co. KGaA (Preference Shares)	1,696	175,198
Kimberly-Clark Corp.	1,955	268,910
Lion Corp.	2,000	38,877
Pigeon Corp.	1,287	47,125
Procter & Gamble Co. (The)	14,270	1,782,323
Reckitt Benckiser Group PLC	8,017	651,209
Unicharm Corp.	3,800	128,315

		3,906,775

PERSONAL PRODUCTS–0.7%
Beiersdorf AG	1,051	125,730
Coty, Inc.–Class A	1,862	20,948
Estee Lauder Cos., Inc. (The)–Class A	1,340	276,764
Kao Corp.	5,400	445,365
Company	Shares	U.S. $ Value

Kobayashi Pharmaceutical Co., Ltd.	809	$68,523
Kose Corp.	500	72,882
L’Oreal SA	2,700	798,410
Pola Orbis Holdings, Inc.	1,800	42,874
Shiseido Co., Ltd.	4,533	321,888
Unilever NV	15,507	889,957
Unilever PLC	12,594	720,914

		3,784,255

TOBACCO–0.5%
Altria Group, Inc.	10,640	531,042
British American Tobacco PLC	26,574	1,129,450
Imperial Brands PLC	10,218	252,796
Japan Tobacco, Inc.	13,598	303,189
Philip Morris International, Inc.	8,850	753,047
Swedish Match AB	2,884	148,574

		3,118,098

		29,970,255

COMMUNICATION SERVICES–4.3%
DIVERSIFIED TELECOMMUNICATION SERVICES–1.5%
AT&T, Inc.	41,477	1,620,921
BT Group PLC	101,334	258,218
Cellnex Telecom SA(b)	2,840	122,505
CenturyLink, Inc.	4,112	54,320
Charter Communications, Inc.–Class A(a)	993	481,684
Comcast Corp.–Class A	25,752	1,158,068
Deutsche Telekom AG	37,770	617,244
Elisa Oyj	1,354	74,800
Eurazeo SE	1,509	103,579
Eutelsat Communications SA	3,140	51,036
HKT Trust & HKT Ltd.–Class SS	55,098	77,649
Iliad SA	714	92,871
Koninklijke KPN NV	28,755	85,097
Nippon Telegraph & Telephone Corp.	14,800	374,051
Orange SA	18,911	277,920
Proximus SADP	1,568	44,929
Singapore Telecommunications Ltd.	76,000	189,193
Spark New Zealand Ltd.	17,417	50,788
Swisscom AG	247	130,756
Telecom Italia SpA/Milano(a)	150,129	93,757
Telefonica Deutschland Holding AG	17,113	49,602
Telefonica SA	52,707	368,585
Telenet Group Holding NV	715	32,141
Telenor ASA	7,146	128,097

19

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Telia Co. AB	24,258	$104,225
Telstra Corp., Ltd.	40,732	101,178
TPG Telecom Ltd.	8,880	41,840
United Internet AG	2,321	76,011
Verizon Communications, Inc.	23,505	1,443,207
Washington H Soul Pattinson & Co., Ltd.	3,258	49,150

		8,353,422

ENTERTAINMENT–0.7%
Activision Blizzard, Inc.	4,265	253,426
Electronic Arts, Inc.(a)	1,615	173,629
Konami Holdings Corp.	1,300	53,420
Live Nation Entertainment, Inc.(a)	816	58,319
Netflix, Inc.(a)	2,492	806,336
Nexon Co., Ltd.(a)	5,190	68,847
Nintendo Co., Ltd.	1,284	513,549
Square Enix Holdings Co., Ltd.	633	31,519
Take-Two Interactive Software, Inc.(a)	685	83,865
Toho Co., Ltd./Tokyo	1,000	41,672
Ubisoft Entertainment SA(a)	804	55,704
Vivendi SA	11,072	320,618
Walt Disney Co. (The)	10,359	1,498,222

		3,959,126

INTERACTIVE MEDIA & SERVICES–1.4%
Alphabet, Inc.–Class A(a)	1,709	2,289,018
Alphabet, Inc.–Class C(a)	1,744	2,331,763
Facebook, Inc.–Class A(a)	13,667	2,805,152
Kakaku.com, Inc.	3,799	97,000
LINE Corp.(a)	933	45,840
REA Group Ltd.	1,002	72,792
Twitter, Inc.(a)	3,986	127,751
Z Holdings Corp.	32,653	137,865

		7,907,181

MEDIA–0.2%
CyberAgent, Inc.	1,112	38,737
Dentsu, Inc.	2,100	72,357
Discovery, Inc.–Class A(a)(c)	185	6,057
Discovery, Inc.–Class C(a)	1,404	42,808
DISH Network Corp.–Class A(a)	806	28,589
Fox Corp.–Class A	1,550	57,458
Fox Corp.–Class B(a)	332	12,085
Hakuhodo DY Holdings, Inc.	2,490	40,067
Informa PLC	13,755	156,444
Interpublic Group of Cos., Inc. (The)	1,375	31,762
ITV PLC	44,429	88,892
JCDecaux SA	1,905	58,861
News Corp.–Class A	878	12,415
News Corp.–Class B(c)	767	11,129
Company	Shares	U.S. $ Value

Omnicom Group, Inc.(c)	1,360	$110,187
Pearson PLC	7,821	66,073
Publicis Groupe SA	1,801	81,660
Schibsted ASA–Class B	2,252	64,356
SES SA	4,651	65,213
Singapore Press Holdings Ltd.	29,528	47,832
ViacomCBS, Inc.–Class B	2,438	102,323
WPP PLC	13,761	193,648

		1,388,953

WIRELESS TELECOMMUNICATION SERVICES–0.5%
KDDI Corp.	19,550	583,301
NTT DOCOMO, Inc.	14,767	411,351
Softbank Corp.	19,000	254,784
SoftBank Group Corp.	18,384	798,178
T-Mobile US, Inc.(a)	1,935	151,743
Tele2 AB–Class B	9,542	138,493
Vodafone Group PLC	306,793	595,600

		2,933,450

		24,542,132

MATERIALS–2.9%
CHEMICALS–1.6%
Air Liquide SA	5,012	710,555
Air Products & Chemicals, Inc.	1,250	293,738
Akzo Nobel NV	3,226	329,452
Albemarle Corp.	611	44,627
Arkema SA	1,159	123,929
Asahi Kasei Corp.	12,000	134,741
BASF SE	10,527	793,069
Celanese Corp.–Class A	758	93,325
CF Industries Holdings, Inc.	1,350	64,449
Chr Hansen Holding A/S	1,460	116,022
Clariant AG(a)	4,702	105,082
Corteva, Inc.(a)	3,906	115,461
Covestro AG(b)	1,766	82,172
Croda International PLC	1,648	111,946
Daicel Corp.	3,000	28,681
Dow, Inc.(a)	4,106	224,721
DuPont de Nemours, Inc.	4,266	273,877
Eastman Chemical Co.	830	65,786
Ecolab, Inc.	1,450	279,836
EMS-Chemie Holding AG	203	133,459
Evonik Industries AG	2,574	78,616
FMC Corp.	780	77,860
FUCHS PETROLUB SE (Preference Shares)	2,420	120,234
Givaudan SA	88	275,704
Hitachi Chemical Co., Ltd.	3,000	125,687
Incitec Pivot Ltd.	32,013	71,520
International Flavors & Fragrances, Inc.(c)	601	77,502
Israel Chemicals Ltd.	9,886	46,687
Johnson Matthey PLC	1,842	73,240

20

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

JSR Corp.	800	$14,634
Kansai Paint Co., Ltd.	3,000	73,287
Koninklijke DSM NV	2,026	264,891
Kuraray Co., Ltd.	3,000	36,354
LANXESS AG	1,767	118,642
Linde PLC	3,090	657,861
LyondellBasell Industries NV–Class A	1,699	160,522
Mitsubishi Chemical Holdings Corp.	13,000	96,865
Mitsubishi Gas Chemical Co., Inc.	2,500	38,085
Mitsui Chemicals, Inc.	1,600	38,975
Mosaic Co. (The)	1,060	22,938
Nippon Paint Holdings Co., Ltd.	2,000	102,963
Nissan Chemical Corp.	1,000	41,878
Nitto Denko Corp.	1,600	89,965
Novozymes A/S–Class B	2,458	120,283
Orica Ltd.	7,662	118,152
PPG Industries, Inc.	1,450	193,561
Sherwin-Williams Co. (The)	475	277,182
Shin-Etsu Chemical Co., Ltd.	4,100	450,890
Showa Denko KK	1,500	39,533
Sika AG	1,200	225,354
Solvay SA	927	107,896
Sumitomo Chemical Co., Ltd.	15,000	68,109
Symrise AG	1,178	123,818
Taiyo Nippon Sanso Corp.	3,206	70,961
Teijin Ltd.	3,000	56,046
Toray Industries, Inc.	14,000	94,857
Tosoh Corp.	3,149	48,513
Umicore SA	2,002	97,565
Yara International ASA	1,297	54,038

		8,976,596

CONSTRUCTION MATERIALS–0.2%
Boral Ltd.	17,642	55,503
CRH PLC(a)	8,841	354,603
Fletcher Building Ltd.	8,637	29,605
HeidelbergCement AG	1,342	97,516
James Hardie Industries PLC	3,449	67,409
LafargeHolcim Ltd.(a)	5,336	296,028
Martin Marietta Materials, Inc.	377	105,424
Taiheiyo Cement Corp.	1,304	38,276
Vulcan Materials Co.	815	117,352

		1,161,716

CONTAINERS & PACKAGING–0.1%
AMCOR PLC(a)	7,943	86,102
Avery Dennison Corp.	535	69,989
Ball Corp.	1,810	117,053
International Paper Co.	1,875	86,344
Packaging Corp. of America	575	64,394
Sealed Air Corp.	940	37,440
Company	Shares	U.S. $ Value

Smurfit Kappa Group PLC	2,476	$95,467
Toyo Seikan Group Holdings Ltd.	1,700	29,264
Westrock Co.	927	39,778

		625,831

METALS & MINING–0.9%
Alumina Ltd.	28,452	45,956
Anglo American PLC	11,577	332,583
Antofagasta PLC	6,389	77,356
ArcelorMittal SA	12,535	220,863
BHP Group Ltd.	32,976	902,959
BHP Group PLC	23,519	551,142
BlueScope Steel Ltd.	6,941	73,516
Boliden AB	4,189	111,254
Evraz PLC	5,725	30,656
Fortescue Metals Group Ltd.	18,067	136,195
Freeport-McMoRan, Inc.	6,695	87,838
Glencore PLC(a)	130,406	406,047
Hitachi Metals Ltd.	5,000	73,599
JFE Holdings, Inc.	5,000	64,157
Mitsubishi Materials Corp.	2,700	73,277
Newcrest Mining Ltd.	7,017	148,192
Newmont Goldcorp Corp.	4,531	196,872
Nippon Steel Corp.	8,643	130,275
Norsk Hydro ASA	16,444	61,149
Nucor Corp.	1,860	104,681
Rio Tinto Ltd.	4,038	285,689
Rio Tinto PLC	13,185	780,486
South32 Ltd.	56,741	107,134
Sumitomo Metal Mining Co., Ltd.	2,500	80,500
thyssenkrupp AG	3,919	52,660
voestalpine AG	1,082	30,010

		5,165,046

PAPER & FOREST PRODUCTS–0.1%
Mondi PLC	5,565	130,495
Oji Holdings Corp.	14,000	75,712
Stora Enso Oyj–Class R	6,056	88,119
UPM-Kymmene Oyj	5,689	197,377

		491,703

		16,420,892

ENERGY–2.6%
ENERGY EQUIPMENT & SERVICES–0.1%
Baker Hughes Co.–Class A	2,200	56,386
Halliburton Co.	4,250	103,997
Helmerich & Payne, Inc.	685	31,120
National Oilwell Varco, Inc.	1,275	31,939
Schlumberger Ltd.	7,870	316,374
TechnipFMC PLC	1,688	36,191
Tenaris SA	10,900	123,496
Worley Ltd.	4,472	48,309

		747,812

21

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

OIL, GAS & CONSUMABLE FUELS–2.5%
Aker BP ASA	1,570	$51,528
Apache Corp.	1,315	33,651
BP PLC	233,480	1,468,777
Cabot Oil & Gas Corp.	1,390	24,200
Caltex Australia Ltd.	3,100	73,917
Chevron Corp.	10,830	1,305,123
Cimarex Energy Co.	627	32,911
Concho Resources, Inc.	1,207	105,697
ConocoPhillips	6,430	418,143
Devon Energy Corp.	1,630	42,331
Diamondback Energy, Inc.	928	86,174
Eni SpA	24,216	376,104
EOG Resources, Inc.	3,280	274,733
Equinor ASA	12,989	259,030
Exxon Mobil Corp.	24,050	1,678,209
Galp Energia SGPS SA	5,341	89,665
Hess Corp.	1,540	102,887
HollyFrontier Corp.	950	48,175
Idemitsu Kosan Co., Ltd.	2,956	81,679
Inpex Corp.	11,643	120,618
JXTG Holdings, Inc.	32,750	148,638
Kinder Morgan, Inc./DE	10,999	232,849
Koninklijke Vopak NV	502	27,279
Lundin Petroleum AB	3,430	116,464
Marathon Oil Corp.	3,335	45,289
Marathon Petroleum Corp.	3,651	219,973
Neste Oyj	4,795	166,843
Noble Energy, Inc.	2,010	49,928
Occidental Petroleum Corp.	5,086	209,594
Oil Search Ltd.	18,278	93,200
OMV AG	1,688	94,570
ONEOK, Inc.	2,218	167,836
Origin Energy Ltd.	16,658	98,769
Phillips 66	2,340	260,699
Pioneer Natural Resources Co.	1,015	153,641
Repsol SA	16,453	258,479
Royal Dutch Shell PLC–Class A	49,037	1,452,193
Royal Dutch Shell PLC–Class B	42,444	1,259,893
Santos Ltd.	18,468	106,246
TOTAL SA	27,758	1,540,306
Valero Energy Corp.	2,295	214,927
Williams Cos., Inc. (The)	6,628	157,216
Woodside Petroleum Ltd.	10,061	243,261

		13,991,645

		14,739,457

UTILITIES–2.0%
ELECTRIC UTILITIES–1.2%
Alliant Energy Corp.	1,438	78,687
American Electric Power Co., Inc.	2,785	263,210
AusNet Services	37,398	44,597
Company	Shares	U.S. $ Value

Chubu Electric Power Co., Inc.	6,100	$86,229
Chugoku Electric Power Co., Inc. (The)	4,000	52,580
CK Infrastructure Holdings Ltd.	15,000	106,750
CLP Holdings Ltd.	12,500	131,218
Duke Energy Corp.	4,142	377,792
Edison International	1,885	142,148
EDP–Energias de Portugal SA	29,006	125,868
Electricite de France SA	11,071	123,533
Endesa SA	3,024	80,755
Enel SpA	88,110	699,930
Entergy Corp.	1,175	140,765
Evergy, Inc.	1,485	96,659
Eversource Energy(c)	1,960	166,737
Exelon Corp.	5,517	251,520
FirstEnergy Corp.	2,625	127,575
Fortum Oyj	4,947	122,109
HK Electric Investments & HK Electric Investments Ltd.–Class SS(b)	104,180	102,679
Iberdrola SA	70,792	729,552
Kansai Electric Power Co., Inc. (The)	8,491	98,367
Kyushu Electric Power Co., Inc.	4,100	35,571
Mercury NZ Ltd.	10,827	36,830
NextEra Energy, Inc.	2,735	662,308
Orsted A/S(b)	2,499	258,458
Pinnacle West Capital Corp.	685	61,602
Power Assets Holdings Ltd.	8,500	62,183
PPL Corp.	3,765	135,088
Red Electrica Corp. SA	5,707	114,995
Southern Co. (The)	5,910	376,467
SSE PLC	13,094	249,732
Terna Rete Elettrica Nazionale SpA	23,069	154,283
Tohoku Electric Power Co., Inc.	4,300	42,628
Tokyo Electric Power Co. Holdings, Inc.(a)	13,800	59,072
Verbund AG	759	38,090
Xcel Energy, Inc.	2,830	179,677

		6,616,244

GAS UTILITIES–0.1%
APA Group	13,346	103,891
Atmos Energy Corp.	692	77,407
Enagas SA	2,159	55,071
Hong Kong & China Gas Co., Ltd.	96,005	187,581
Naturgy Energy Group SA	4,316	108,681
Osaka Gas Co., Ltd.	3,600	68,843
Snam SpA	26,833	141,083
Toho Gas Co., Ltd.	2,017	82,359
Tokyo Gas Co., Ltd.	3,800	92,336

		917,252

22

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS–0.1%
AES Corp./VA	2,725	$54,227
Electric Power Development Co., Ltd.	1,600	38,836
Meridian Energy Ltd.	18,542	62,459
NRG Energy, Inc.	1,060	42,135
Uniper SE	3,660	120,969

		318,626

MULTI-UTILITIES–0.6%
AGL Energy Ltd.	6,423	92,450
Ameren Corp.	1,510	115,968
CenterPoint Energy, Inc.	2,355	64,221
Centrica PLC	64,140	75,869
CMS Energy Corp.	1,720	108,085
Consolidated Edison, Inc.	1,790	161,941
Dominion Energy, Inc.	4,570	378,488
DTE Energy Co.	1,120	145,454
E.ON SE	23,845	254,829
Engie SA	18,347	297,191
National Grid PLC	38,933	486,552
NiSource, Inc.	1,605	44,683
Public Service Enterprise Group, Inc.	2,745	162,092
RWE AG	5,973	183,025
Sempra Energy	1,550	234,794
Suez	5,769	87,419
United Utilities Group PLC	8,008	100,211
Veolia Environnement SA	5,882	156,510
WEC Energy Group, Inc.	1,718	158,451

		3,308,233

WATER UTILITIES–0.0%
American Water Works Co., Inc.	1,121	137,715
Severn Trent PLC	2,239	74,589

		212,304

		11,372,659

REAL ESTATE–1.8%
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS)–1.2%
Alexandria Real Estate Equities, Inc.	682	110,198
American Tower Corp.	2,525	580,295
Apartment Investment & Management Co.–Class A	874	45,142
Ascendas Real Estate Investment Trust(d)	67,621	149,399
AvalonBay Communities, Inc.	795	166,711
Boston Properties, Inc.	950	130,967
British Land Co. PLC (The)	9,308	78,760
Crown Castle International Corp.	2,370	336,895
Company	Shares	U.S. $ Value

Daiwa House REIT Investment Corp.	13	$33,993
Dexus	13,420	110,470
Digital Realty Trust, Inc.(c)	1,280	153,267
Duke Realty Corp.	1,578	54,709
Equinix, Inc.	480	280,176
Equity Residential	2,030	164,268
Essex Property Trust, Inc.	428	128,768
Extra Space Storage, Inc.	783	82,700
Federal Realty Investment Trust	472	60,761
Gecina SA	408	73,042
Goodman Group	16,928	159,076
GPT Group (The)	17,105	67,377
Healthpeak Properties, Inc.	2,330	80,315
Host Hotels & Resorts, Inc.	3,270	60,658
ICADE	1,592	173,348
Iron Mountain, Inc.(c)	1,098	34,993
Japan Prime Realty Investment Corp.	15	65,953
Japan Real Estate Investment Corp.	12	79,638
Japan Retail Fund Investment Corp.	24	51,646
Kimco Realty Corp.	1,460	30,237
Klepierre SA	2,231	84,876
Land Securities Group PLC	9,736	127,800
Link REIT	21,500	227,770
Mid-America Apartment Communities, Inc.	696	91,775
Mirvac Group	40,488	90,624
Nippon Building Fund, Inc.	13	95,293
Nippon Prologis REIT, Inc.	14	35,657
Nomura Real Estate Master Fund, Inc.	34	58,158
Orix JREIT, Inc.	30	65,026
Prologis, Inc.	3,590	320,013
Public Storage	850	181,016
Realty Income Corp.	1,908	140,486
Regency Centers Corp.	1,033	65,172
SBA Communications Corp.	640	154,234
Scentre Group	50,683	136,401
Segro PLC	11,022	131,244
Simon Property Group, Inc.	1,756	261,574
SL Green Realty Corp.	476	43,735
Stockland	23,010	74,657
UDR, Inc.	1,728	80,698
United Urban Investment Corp.	26	48,830
Ventas, Inc.	2,011	116,115
Vicinity Centres	39,646	69,343
Vornado Realty Trust	1,035	68,827
Welltower, Inc.	2,235	182,778
Weyerhaeuser Co.	3,798	114,700

		6,610,564

23

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

REAL ESTATE MANAGEMENT & DEVELOPMENT–0.6%
Aeon Mall Co., Ltd.	3,541	$62,809
Aroundtown SA	11,635	104,503
Azrieli Group Ltd.	387	28,349
CapitaLand Ltd.	35,000	97,668
CBRE Group, Inc.–Class A(a)	1,915	117,370
City Developments Ltd.	11,000	89,527
CK Asset Holdings Ltd.	25,719	185,594
Daito Trust Construction Co., Ltd.	700	86,503
Daiwa House Industry Co., Ltd.	6,000	185,741
Deutsche Wohnen SE	3,212	130,654
Henderson Land Development Co., Ltd.	30,420	149,273
Hongkong Land Holdings Ltd.	14,000	80,529
Hulic Co., Ltd.	6,591	79,357
Kerry Properties Ltd.	8,500	26,997
Lendlease Group	10,380	128,333
Mitsubishi Estate Co., Ltd.	13,000	248,753
Mitsui Fudosan Co., Ltd.	10,000	244,399
New World Development Co., Ltd.	82,122	112,568
Nomura Real Estate Holdings, Inc.	3,600	86,347
Sino Land Co., Ltd.	63,328	91,921
Sumitomo Realty & Development Co., Ltd.	3,843	134,080
Sun Hung Kai Properties Ltd.	15,000	229,723
Swire Properties Ltd.	25,389	84,110
Swiss Prime Site AG(a)	976	112,918
Tokyu Fudosan Holdings Corp.	7,989	55,167
Unibail-Rodamco-Westfield	1,707	269,308
Vonovia SE	5,710	306,680
Wharf Real Estate Investment Co., Ltd.	13,000	79,320
Wheelock & Co., Ltd.	17,000	113,327

		3,721,828

		10,332,392

Total Common Stocks (cost $219,388,278)		323,354,044

	Principal Amount (000)
GOVERNMENTS– TREASURIES–32.2%
UNITED STATES–32.2%
U.S. Treasury Bonds 2.25%, 8/15/46	$6,373	6,208,090
2.375%, 11/15/49	585	585,026
2.50%, 2/15/45–5/15/46	598	611,667
	Principal Amount (000)	U.S. $ Value

2.75%, 8/15/42–8/15/47	$1,177	$1,260,101
2.875%, 5/15/43–5/15/49	6,862	7,520,836
3.00%, 5/15/45–2/15/49	4,289	4,834,272
3.125%, 11/15/41–2/15/43	2,825	3,209,678
3.50%, 2/15/39	23	27,604
3.625%, 8/15/43	3,658	4,495,339
3.75%, 8/15/41–11/15/43	399	497,809
3.875%, 8/15/40	280	353,413
4.25%, 5/15/39	240	316,275
4.375%, 11/15/39–5/15/41	1,258	1,688,628
4.50%, 8/15/39	317	430,773
4.75%, 2/15/37–2/15/41	1,127	1,562,684
5.25%, 11/15/28	690	878,672
5.375%, 2/15/31	650	872,828
5.50%, 8/15/28	1,383	1,780,180
6.00%, 2/15/26	2,846	3,542,381
6.125%, 11/15/27	732	961,665
6.25%, 8/15/23–5/15/30	724	988,139
6.875%, 8/15/25	849	1,081,679
7.25%, 8/15/22	775	886,891
7.625%, 2/15/25	55	70,881
8.00%, 11/15/21	9,123	10,184,974
U.S. Treasury Notes 1.125%, 2/28/21–9/30/21	2,905	2,885,323
1.25%, 3/31/21–8/31/24	8,437	8,363,814
1.375%, 10/31/20–8/31/23	2,898	2,878,931
1.50%, 9/30/24–8/15/26	8,580	8,485,517
1.625%, 8/15/22–8/15/29	15,079	15,000,217
1.75%, 3/31/22–11/15/29	15,097	15,130,966
1.875%, 11/30/21–10/31/22	6,713	6,759,549
2.00%, 11/15/21–11/15/26	24,668	24,942,481
2.125%, 8/15/21–5/15/25	13,382	13,607,876
2.25%, 4/30/24–8/15/49	9,110	9,319,071
2.375%, 8/15/24–5/15/29	3,578	3,709,713
2.50%, 8/15/23–5/15/24	5,883	6,076,864
2.625%, 2/15/29	821	870,645
2.75%, 11/15/23–2/15/28	3,400	3,544,613
2.875%, 10/31/23–8/15/28	2,906	3,081,356
3.125%, 5/15/21–11/15/28	2,049	2,223,154
3.625%, 2/15/21	1,566	1,599,745

Total Governments–Treasuries (cost $178,257,569)		183,330,320

	Shares
INVESTMENT COMPANIES–5.5%
FUNDS AND INVESTMENT TRUSTS–5.5%(e)
iShares Core MSCI Emerging Markets ETF	61,507	3,306,616
Vanguard Global ex-U.S. Real Estate ETF(c)	190,876	11,278,863
Vanguard Real Estate ETF(c)	180,607	16,758,524

Total Investment Companies (cost $28,659,402)		31,344,003

24

AB Variable Products Series Fund

Company	Shares		U.S. $ Value

RIGHTS–0.0%
ENERGY–0.0%
OIL, GAS & CONSUMABLE FUELS–0.0%
Repsol SA, expiring 1/09/20(a) (cost $7,775)		16,453	$7,806

SHORT-TERM INVESTMENTS–4.6%
INVESTMENT COMPANIES–2.3%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 1.53%(e)(f)(g) (cost $12,784,259)		12,784,259	12,784,259

	Principal Amount (000)
GOVERNMENTS– TREASURIES–1.8%
JAPAN–1.8%
Japan Treasury Discount Bill
Series 860 Zero Coupon, 1/08/20	JPY	555,100	5,108,946
	Principal Amount (000)		U.S. $ Value

Series 863 Zero Coupon, 1/20/20	JPY	555,100	$5,109,206

Total Governments–Treasuries (cost $10,233,717)			10,218,152

U.S. TREASURY BILLS–0.5%
UNITED STATES–0.5%
U.S. Treasury Bill Zero Coupon, 1/21/20 (cost $3,013,455)	$	3,016	3,013,744

Total Short-Term Investments (cost $26,031,431)			26,016,155

TOTAL INVESTMENTS–99.1% (cost $452,344,455)			564,052,328
Other assets less liabilities–0.9%			5,315,949

NET ASSETS–100.0%			$569,368,277

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts
10 Yr Canadian Bond Futures	14	March 2020	$1,482,207	$(11,528)
10 Yr Mini Japan Government Bond Futures	209	March 2020	29,224,030	(47,165)
E-Mini Russell 2000 Futures	178	March 2020	14,868,340	294,670
Euro-Bund Futures	73	March 2020	13,960,419	(180,224)
Mini MSCI EAFE Futures	8	March 2020	814,600	11,810
MSCI Emerging Market Futures	567	March 2020	31,757,670	892,592
S&P Mid 400 E-Mini Futures	74	March 2020	15,279,520	331,205
U.S. T-Note 10 Yr (CBT) Futures	205	March 2020	26,326,484	(192,541)
U.S. Ultra Bond (CBT) Futures	23	March 2020	4,178,094	(94,159)

Sold Contracts
Euro STOXX 50 Index Futures	49	March 2020	2,049,581	8,170
FTSE 100 Index Futures	75	March 2020	7,449,880	(38,964)
Hang Seng Index Futures	33	January 2020	5,986,102	(36,689)
S&P 500 E-Mini Futures	178	March 2020	28,756,790	(715,098)
SPI 200 Futures	59	March 2020	6,834,641	196,420
TOPIX Index Futures	9	March 2020	1,425,521	(3,704)

				$414,795

25

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	CHF	8,945	USD	9,153	3/16/20	$(135,668)
Bank of America, NA	EUR	568	USD	636	3/16/20	(3,821)
Barclays Bank PLC	JPY	1,110,750	USD	10,287	3/16/20	24,918
Barclays Bank PLC	JPY	314,787	USD	2,907	3/16/20	(1,341)
BNP Paribas SA	AUD	8,622	USD	5,915	3/16/20	(146,105)
BNP Paribas SA	CAD	1,091	USD	824	3/16/20	(15,881)
BNP Paribas SA	NOK	30,683	USD	3,349	3/16/20	(146,888)
BNP Paribas SA	SEK	23,956	USD	2,537	3/16/20	(29,555)
BNP Paribas SA	USD	3,362	NOK	30,683	3/16/20	133,659
BNP Paribas SA	USD	830	NZD	1,266	3/16/20	22,919
BNP Paribas SA	USD	1,388	SEK	13,397	3/16/20	47,558
Citibank, NA	EUR	11,454	USD	12,808	3/16/20	(98,507)
Citibank, NA	GBP	3,466	USD	4,554	3/16/20	(45,651)
Credit Suisse International	AUD	1,341	USD	916	3/16/20	(26,967)
Goldman Sachs Bank USA	JPY	257,260	USD	2,361	3/16/20	(15,403)
Goldman Sachs Bank USA	NZD	5,048	USD	3,316	3/16/20	(85,965)
HSBC Bank USA	USD	2,511	NZD	3,789	3/16/20	42,491
JPMorgan Chase Bank, NA	USD	3,776	AUD	5,443	3/16/20	50,616
JPMorgan Chase Bank, NA	USD	3,078	NZD	4,718	3/16/20	100,915
JPMorgan Chase Bank, NA	USD	7,686	SEK	71,985	3/16/20	26,163
Morgan Stanley Capital Services, Inc.	USD	3,644	JPY	396,587	3/16/20	19,616
Natwest Markets PLC	JPY	155,836	USD	1,442	3/16/20	2,508
State Street Bank & Trust Co.	EUR	358	USD	401	3/16/20	(2,666)
State Street Bank & Trust Co.	NOK	3,038	USD	332	3/16/20	(14,454)
UBS AG	GBP	5,459	USD	7,197	3/16/20	(49,271)

						$(346,780)

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2019, the aggregate market value of these securities amounted to $1,437,166 or 0.3% of net assets.

(c)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(d)	Illiquid security.

(e)	Affiliated investments.

(f)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.

(g)	The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD—Australian Dollar

CAD—Canadian Dollar

CHF—Swiss Franc

EUR—Euro

GBP—Great British Pound

JPY—Japanese Yen

NOK—Norwegian Krone

NZD—New Zealand Dollar

SEK—Swedish Krona

USD—United States Dollar

26

AB Variable Products Series Fund

Glossary:

ADR—American Depositary Receipt

CBT—Chicago Board of Trade

EAFE—Europe, Australia, and Far East

ETF—Exchange Traded Fund

FTSE—Financial Times Stock Exchange

MSCI—Morgan Stanley Capital International

REG—Registered Shares

REIT—Real Estate Investment Trust

SPI—Share Price Index

TOPIX—Tokyo Price Index

See notes to financial statements.

27

DYNAMIC ASSET ALLOCATION PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES

December 31, 2019	AB Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $439,560,196)	$551,268,069	(a)
Affiliated issuers (cost $12,784,259)	12,784,259
Cash collateral due from broker	4,127,878
Foreign currencies, at value (cost $990,872)	1,002,527
Unaffiliated interest and dividends receivable	1,772,619
Receivable for investment securities sold	759,630
Unrealized appreciation on forward currency exchange contracts	471,363
Receivable for capital stock sold	335,472
Receivable for variation margin on futures	188,591
Affiliated dividends receivable	7,932

Total assets	572,718,340

LIABILITIES
Payable for investment securities purchased	1,739,303
Unrealized depreciation on forward currency exchange contracts	818,143
Advisory fee payable	324,782
Payable for capital stock redeemed	162,998
Distribution fee payable	116,100
Administrative fee payable	22,033
Transfer Agent fee payable	132
Accrued expenses and other liabilities	166,572

Total liabilities	3,350,063

NET ASSETS	$569,368,277

COMPOSITION OF NET ASSETS
Capital stock, at par	$42,613
Additional paid-in capital	453,267,976
Distributable earnings	116,057,688

	$569,368,277

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$383,101	28,470	$13.46

B	$568,985,176	42,584,208	$13.36

(a)	Includes securities on loan with a value of $15,541,169 (see Note E).

See notes to financial statements.

28

DYNAMIC ASSET ALLOCATION PORTFOLIO
STATEMENT OF OPERATIONS

Year Ended December 31, 2019	AB Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $469,470)	$10,174,681
Affiliated issuers	185,257
Interest	3,873,505
Securities lending income	7,586

14,241,029

EXPENSES
Advisory fee (see Note B)	3,896,044
Distribution fee—Class B	1,390,499
Transfer agency—Class A	2
Transfer agency—Class B	4,698
Custodian	183,372
Audit and tax	112,804
Administrative	79,950
Legal	56,900
Printing	39,440
Directors’ fees	22,925
Miscellaneous	61,458

Total expenses	5,848,092
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(8,745)

Net expenses	5,839,347

Net investment income	8,401,682

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions(a)	5,003,697
Forward currency exchange contracts	(199,861)
Futures	(8,296,514)
Options written	(175,686)
Swaps	539,107
Foreign currency transactions	(102,496)
Net change in unrealized appreciation/depreciation of:
Investments(b)	74,594,338
Forward currency exchange contracts	(38,136)
Futures	(274,725)
Swaps	(1,028,560)
Foreign currency denominated assets and liabilities	23,704

Net gain on investment and foreign currency transactions	70,044,868

NET INCREASE IN NET ASSETS FROM OPERATIONS	$78,446,550

(a)	Net of foreign capital gains taxes of $92.

(b)	Net of increase in accrued foreign capital gains taxes of $4,724.

See notes to financial statements.

29

DYNAMIC ASSET ALLOCATION PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	AB Variable Products Series Fund

	Year Ended December 31, 2019	Year Ended December 31, 2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$8,401,682	$7,918,692
Net realized gain (loss) on investment and foreign currency transactions	(3,231,753)	3,954,193
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	73,276,621	(54,832,789)

Net increase (decrease) in net assets from operations	78,446,550	(42,959,904)
Distributions to Shareholders
Class A	(7,906)	(7,345)
Class B	(10,638,376)	(10,143,788)
CAPITAL STOCK TRANSACTIONS
Net decrease	(32,253,889)	(18,098,509)

Total increase (decrease)	35,546,379	(71,209,546)
NET ASSETS
Beginning of period	533,821,898	605,031,444

End of period	$569,368,277	$533,821,898

See notes to financial statements.

30

DYNAMIC ASSET ALLOCATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

December 31, 2019	AB Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AB Dynamic Asset Allocation Portfolio (the “Portfolio”) is a series of AB Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is to maximize total return consistent with the determination of AllianceBernstein L.P. (the “Adviser”) of reasonable risk. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers eleven separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S.

31

DYNAMIC ASSET ALLOCATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively, the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation

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AB Variable Products Series Fund

based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2019:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks:
Financials	$20,642,686		$30,981,157		$–0	–	$51,623,843
Information Technology	36,538,721		11,037,808		–0	–	47,576,529
Health Care	22,156,320		20,488,000		–0	–	42,644,320
Industrials	14,714,269		24,709,425		–0	–	39,423,694
Consumer Discretionary	16,012,688		18,695,183		–0	–	34,707,871
Consumer Staples	11,945,894		18,024,361		–0	–	29,970,255
Communication Services	15,992,888		8,549,244		–0	–	24,542,132
Materials	4,272,728		12,148,164		–0	–	16,420,892
Energy	6,607,036		8,132,421		–0	–	14,739,457
Utilities	5,550,652		5,822,007		–0	–	11,372,659
Real Estate	4,860,663		5,471,729		–0	–	10,332,392
Governments—Treasuries	–0	–	183,330,320		–0	–	183,330,320
Investment Companies	31,344,003		–0	–	–0	–	31,344,003
Rights	7,806		–0	–	–0	–	7,806
Short-Term Investments:
Investment Companies	12,784,259		–0	–	–0	–	12,784,259
Governments—Treasuries	–0	–	10,218,152		–0	–	10,218,152
U.S. Treasury Bills	–0	–	3,013,744		–0	–	3,013,744

Total Investments in Securities	203,430,613		360,621,715		–0	–	564,052,328
Other Financial Instruments(a):
Assets:
Futures	1,530,277		204,590		–0	–	1,734,867	(b)
Forward Currency Exchange Contracts	–0	–	471,363		–0	–	471,363
Liabilities:
Futures	(1,240,715)		(79,357)		–0	–	(1,320,072	)(b)
Forward Currency Exchange Contracts	–0	–	(818,143)		–0	–	(818,143)

Total	$203,720,175		$360,400,168		$–0	–	$564,120,343

(a)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(b)	Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade

33

DYNAMIC ASSET ALLOCATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to the portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .70% of the Portfolio’s average daily net assets. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis (the “Expense Caps”) to .85% and 1.10% of daily average net assets for Class A and Class B shares, respectively. The Expense Caps will remain in effect until May 1, 2020 and then may be extended by the Adviser for additional one-year terms. For the year ended December 31, 2019, there were no expenses waived by the Adviser.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2019, the reimbursement for such services amounted to $79,950.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,491 for the year ended December 31, 2019.

The Portfolio may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a

34

AB Variable Products Series Fund

net advisory fee of .10%) until August 31, 2020. In connection with the investment by the Portfolio in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Portfolio in an amount equal to the Portfolio’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. For the year ended December 31, 2019, such waiver amounted to $8,131.

A summary of the Portfolio’s transactions in AB mutual funds for the year ended December 31, 2019 is as follows:

Fund	Market Value 12/31/18 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 12/31/19 (000)	Dividend Income (000)
Government Money Market Portfolio	$14,797	$161,137	$163,150	$12,784	$173
Government Money Market Portfolio*	869	143,962	144,831	0	12

Total				$12,784	$185

*	Investments of cash collateral for securities lending transactions (see Note E).

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, a worldwide leader in life, property and casualty and health insurance and asset management, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (now named Equitable Holdings, Inc.)(“Equitable”), through an initial public offering. Equitable is the holding company for a diverse group of financial services companies, including an approximately 65.3% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings, most recently during the fourth quarter of 2019. As a result, AXA currently owns 10.1% of the outstanding shares of common stock of Equitable, and no longer owns a controlling interest in Equitable. AXA previously announced its intention to sell its entire interest in Equitable over time, subject to market conditions and other factors (the “Plan”). Most of AXA’s remaining Equitable shares are to be delivered on redemption of AXA bonds mandatorily exchangeable into Equitable shares and maturing in May 2021. AXA retains sole discretion to determine the timing of any future sales of its remaining shares of Equitable common stock.

The latest transaction under the Plan, which occurred on November 13, 2019, resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and was deemed an “assignment” causing a termination of the Portfolio’s investment advisory agreement. In order to ensure that investment advisory services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved a new investment advisory agreement with the Adviser, and shareholders of the Portfolio subsequently approved the new investment advisory agreement. This agreement became effective on November 13, 2019.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

35

DYNAMIC ASSET ALLOCATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2019 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$69,189,256	$129,558,608
U.S. government securities	33,328,811	27,640,467

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$453,804,870

Gross unrealized appreciation	127,212,850
Gross unrealized depreciation	(16,868,058)

Net unrealized appreciation	$110,344,792

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures

The Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolio may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into futures, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolio to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended December 31, 2019, the Portfolio held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

36

AB Variable Products Series Fund

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended December 31, 2019, the Portfolio held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Portfolio may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by the Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. The Portfolio’s maximum payment for written put options equates to the number of shares multiplied by the strike price. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

During the year ended December 31, 2019, the Portfolio held purchased options for hedging and non-hedging purposes. During the year ended December 31, 2019, the Portfolio held written options for hedging and non-hedging purposes.

•	Swaps

The Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets or currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the

37

DYNAMIC ASSET ALLOCATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swaps to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for OTC swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolio enters into a centrally cleared swap, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Portfolio against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the year ended December 31, 2019, the Portfolio held inflation (CPI) swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Portfolio may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolio receives/(pays) fixed payments from/(to) the

38

AB Variable Products Series Fund

respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same referenced obligations with the same counterparty.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended December 31, 2019, the Portfolio held credit default swaps for hedging and non-hedging purposes.

Total Return Swaps:

The Portfolio may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Portfolio is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

During the year ended December 31, 2019, the Portfolio held total return swaps for hedging and non-hedging purposes.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s OTC counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

39

DYNAMIC ASSET ALLOCATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

During the year ended December 31, 2019, the Portfolio had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts				Receivable/Payable for variation margin on futures	$525,617	*

Equity contracts	Receivable/Payable for variation margin on futures	$1,734,867	*	Receivable/Payable for variation margin on futures	794,455	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	471,363		Unrealized depreciation on forward currency exchange contracts	818,143

Total		$2,206,230			$2,138,215

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$1,055,610	$(1,111,761)

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	(9,352,124)	837,036

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	(199,861)	(38,136)

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	165,664	–0	–

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	(175,686)	–0	–

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(789,390)	1,087,901

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	177,081	–0	–

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	1,151,416	(2,116,461)

Total		$(7,967,290)	$(1,341,421)

40

AB Variable Products Series Fund

The following table represents the average monthly volume of the Portfolio’s derivative transactions during the year ended December 31, 2019:

Futures:
Average notional amount of buy contracts	$87,953,988
Average notional amount of sale contracts	$74,923,760
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$61,818,788
Average principal amount of sale contracts	$87,015,192
Purchased Options:
Average notional amount	$48,217,500	(a)
Options Written:
Average notional amount	$46,000,000	(b)
Inflation Swaps:
Average notional amount	$56,430,000	(c)
Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$559,350	(d)
Average notional amount of sale contracts	$11,906,530	(e)
Total Return Swaps:
Average notional amount	$29,221,611	(c)

(a)	Positions were open for four months during the year.

(b)	Positions were open for less than one month during the year.

(c)	Positions were open for two months during the year.

(d)	Positions were open for one month during the year.

(e)	Positions were open for three months during the year.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Portfolio as of December 31, 2019. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset		Cash Collateral Received*		Security Collateral Received*		Net Amount of Derivative Assets
Barclays Bank PLC	$24,918	$(1,341)		$–0	–	$–0	–	$23,577
BNP Paribas SA	204,136	(204,136)		–0	–	–0	–	–0	–
HSBC Bank USA	42,491	–0	–	–0	–	–0	–	42,491
JPMorgan Chase Bank, NA	177,694	–0	–	–0	–	–0	–	177,694
Morgan Stanley Capital Services, Inc.	19,616	–0	–	–0	–	–0	–	19,616
Natwest Markets PLC	2,508	–0	–	–0	–	–0	–	2,508

Total	$471,363	$(205,477)		$–0	–	$–0	–	$265,886	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged*		Security Collateral Pledged*		Net Amount of Derivative Liabilities
Bank of America, NA	$139,489	$–0	–	$–0	–	$–0	–	$139,489
Barclays Bank PLC	1,341	(1,341)		–0	–	–0	–	–0	–
BNP Paribas SA	338,429	(204,136)		–0	–	–0	–	134,293
Citibank, NA	144,158	–0	–	–0	–	–0	–	144,158
Credit Suisse International	26,967	–0	–	–0	–	–0	–	26,967
Goldman Sachs Bank USA	101,368	–0	–	–0	–	–0	–	101,368
State Street Bank & Trust Co.	17,120	–0	–	–0	–	–0	–	17,120
UBS AG	49,271	–0	–	–0	–	–0	–	49,271

Total	$818,143	$(205,477)		$–0	–	$–0	–	$612,666	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

41

DYNAMIC ASSET ALLOCATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Portfolio cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Portfolio receives non-cash collateral, the Portfolio will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Portfolio earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Portfolio in Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Portfolio’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

A summary of the Portfolio’s transactions surrounding securities lending for the year ended December 31, 2019 is as follows:

				Government Money Market Portfolio
Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*	Income from Borrowers	Income Earned	Advisory Fee Waived
$15,541,169	$0	$15,829,445	$7,586	$11,923	$614

*	As of December 31, 2019.

42

AB Variable Products Series Fund

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018
Class A
Shares sold	3,650	5,972	$46,170	$76,807
Shares issued in reinvestment of dividends and distributions	618	573	7,906	7,345
Shares redeemed	(5,604)	(1,907)	(71,327)	(24,051)

Net increase (decrease)	(1,336)	4,638	$(17,251)	$60,101

Class B
Shares sold	2,194,218	3,742,997	$28,084,156	$47,716,084
Shares issued in reinvestment of dividends and distributions	837,008	797,468	10,638,376	10,143,788
Shares redeemed	(5,568,513)	(6,011,432)	(70,959,170)	(76,018,482)

Net decrease	(2,537,287)	(1,470,967)	$(32,236,638)	$(18,158,610)

At December 31, 2019, certain shareholders of the Portfolio owned 91% in aggregate of the Portfolio’s outstanding shares. Significant transactions by such shareholders, if any, may impact the Portfolio’s performance.

NOTE G: Risks Involved in Investing in the Portfolio

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Allocation Risk—The allocation of investments among different global asset classes may have a significant effect on the Portfolio’s net asset value, or NAV, when one of these asset classes is performing more poorly than others. As both the direct investments and derivatives positions will be periodically adjusted to reflect the Adviser’s view of market and economic conditions, there will be transaction costs that may be, over time, significant. In addition, there is a risk that certain asset allocation decisions may not achieve the desired results and, as a result, the Portfolio may incur significant losses.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade or dispose of due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

ETF Risk—Exchange-traded funds, or ETFs, are investment companies. When the Portfolio invests in an ETF, the Portfolio bears its share of the ETF’s expenses and runs the risk that the ETF may not achieve its investment objective.

43

DYNAMIC ASSET ALLOCATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Leverage Risk—When the Portfolio borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Portfolio, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Portfolio than if the Portfolio were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Illiquid Investments Risk—Illiquid investment risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Portfolio. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Portfolio shares.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Real Estate Risk—The Portfolio’s investments in the real estate securities have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in real estate investment trusts, or “REITs”, may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in taxes.

LIBOR Risk—The Portfolio may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority, which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR remains unclear. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Portfolio’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Portfolio’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2019.

44

AB Variable Products Series Fund

NOTE I: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2019 and December 31, 2018 were as follows:

	2019	2018
Distributions paid from:
Ordinary income	$10,014,238	$9,401,635

Net long-term capital gains	632,044	749,498

Total taxable distributions paid	$10,646,282	$10,151,133

As of December 31, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$8,086,969
Accumulated capital and other losses	(2,402,670	)(a)
Unrealized appreciation/(depreciation)	110,373,391	(b)

Total accumulated earnings/(deficit)	$116,057,690

(a)	As of December 31, 2019, the Portfolio had a net capital loss carryforward of $1,502,089. As of December 31, 2019, the cumulative deferred loss on straddles was $900,581.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, return of capital distributions received from underlying securities, the tax treatment of passive foreign investment companies (PFICs), the tax deferral of losses on wash sales, the tax treatment of partnership investments, and corporate restructuring.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2019, the Portfolio had a net short-term capital loss carryforward of $1,502,089, which may be carried forward for an indefinite period.

During the current fiscal year, there were no permanent differences that resulted in adjustments to distributable earnings or additional paid-in capital.

NOTE J: Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. The Portfolio has adopted ASU 2017-08, which did not have a material impact on the Portfolio’s financial position or the results of its operations, and had no impact on the Portfolio’s net assets.

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement which removes, modifies and adds disclosures to Topic 820. The amendments in this ASU 2018-13 (“ASU”) apply to all entities that are required, under existing U.S. GAAP, to make disclosures about recurring or nonrecurring fair value measurements. The amendments in this ASU are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated the impact of the amendments and elected to early adopt the ASU. The adoption of this ASU did not have a material impact on the disclosure and presentation of the financial statements of the Portfolio.

NOTE K: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

45

DYNAMIC ASSET ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Year Ended December 31,
2019	2018	2017	2016	2015
Net asset value, beginning of period	$11.91	$13.07	$11.63	$11.33	$11.74

Income From Investment Operations
Net investment income (a)	.23	(b)	.20	(b)	.17	(b)	.13	(b)†	.08
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.60	(1.11)	1.52	.27	(.19)
Contributions from Affiliates	–0	–	–0	–	.00	(c)	–0	–	–0	–

Net increase (decrease) in net asset value from operations	1.83	(.91)	1.69	.40	(.11)

Less: Dividends and Distributions
Dividends from net investment income	(.27)	(.23)	(.25)	(.10)	(.10)
Distributions from net realized gain on investment transactions	(.01)	(.02)	–0	–	(.00	)(c)	(.20)

Total dividends and distributions	(.28)	(.25)	(.25)	(.10)	(.30)

Net asset value, end of period	$13.46	$11.91	$13.07	$11.63	$11.33

Total Return
Total investment return based on net asset value (d)	15.51%	(7.07)%	14.67%	3.59	%†	(1.09)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$383	$355	$328	$303	$400
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (e)‡	.80%	.78%	.77%	.79%	.83%
Expenses, before waivers/reimbursements (e)‡	.80%	.79%	.78%	.81%	.83%
Net investment income	1.78	%(b)	1.60	%(b)	1.39	%(b)	1.11	%(b)†	.67%
Portfolio turnover rate	19%	24%	20%	64%	93%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.02%	.03%	.04%	.04%	.03%

See footnote summary on page 47.

46

AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Year Ended December 31,
2019	2018	2017	2016	2015
Net asset value, beginning of period	$11.82	$12.98	$11.56	$11.26	$11.68

Income From Investment Operations
Net investment income (a)	.19	(b)	.17	(b)	.14	(b)	.10	(b)†	.05
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.60	(1.11)	1.50	.27	(.19)
Contributions from Affiliates	–0	–	–0	–	.00	(c)	–0	–	–0	–

Net increase (decrease) in net asset value from operations	1.79	(.94)	1.64	.37	(.14)

Less: Dividends and Distributions
Dividends from net investment income	(.24)	(.20)	(.22)	(.07)	(.08)
Distributions from net realized gain on investment transactions	(.01)	(.02)	–0	–	(.00	)(c)	(.20)

Total dividends and distributions	(.25)	(.22)	(.22)	(.07)	(.28)

Net asset value, end of period	$13.36	$11.82	$12.98	$11.56	$11.26

Total Return
Total investment return based on net asset value (d)	15.24%	(7.35)%	14.32%	3.37	%†	(1.30)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$568,985	$533,467	$604,703	$558,725	$511,164
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (e)‡	1.05%	1.03%	1.03%	1.05%	1.08%
Expenses, before waivers/reimbursements (e)‡	1.05%	1.04%	1.04%	1.07%	1.08%
Net investment income	1.51	%(b)	1.35	%(b)	1.15	%(b)	.89	%(b)†	.43%
Portfolio turnover rate	19%	24%	20%	64%	93%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.02%	.03%	.04%	.04%	.03%

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	In connection with the Portfolio’s investments in affiliated underlying portfolios, the Portfolio incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Portfolio in an amount equal to the Portfolio’s pro rata share of certain acquired fund fees and expenses, and for the years ended December 31, 2018, December 31, 2017 and December 31, 2016, such waiver amounted to .01%, .01% and .02%, respectively.

†	For the year ended December 31, 2016, the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$.00005	.0004%	.0004%

See notes to financial statements.

47

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM	AB Variable Products Series Fund

To the Shareholders and the Board of Directors of AB Dynamic Asset Allocation Portfolio:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Dynamic Asset Allocation Portfolio (the “Portfolio”) (one of the portfolios constituting AB Variable Products Series Fund, Inc. (the “Fund”)), including the portfolio of investments, as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting AB Variable Products Series Fund, Inc.) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

February 14, 2020

48

2019 FEDERAL TAX INFORMATION (unaudited)	AB Variable Products Series Fund

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable year ended December 31, 2019. For corporate shareholders, 28.86% of dividends paid qualify for the dividends received deduction.

49

DYNAMIC ASSET ALLOCATION

PORTFOLIO	AB Variable Products Series Fund

BOARD OF DIRECTORS
Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez^ Michael J. Downey(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS
Brian T. Brugman(2), Vice President Daniel J. Loewy(2), Vice President Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Analyst	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

CUSTODIAN AND ACCOUNTING AGENT	LEGAL COUNSEL
State Street Bank and Trust Company	Seward & Kissel LLP
State Street Corporation CCB/5 1 Iron Street	One Battery Park Plaza New York, NY 10004
Boston, MA 02210

DISTRIBUTOR	TRANSFER AGENT
AllianceBernstein Investments, Inc.	AllianceBernstein Investor Services, Inc.
1345 Avenue of the Americas	P.O. Box 786003
New York, NY 10105	San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
5 Times Square
New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Portfolio’s portfolio are made by the Adviser’s Dynamic Asset Allocation Team. Messrs. Brugman and Loewy are the investment professionals primarily responsible for the day-to-day management of the Portfolio’s portfolio.

^	Mr. Bermudez will be a member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee when he joins the Board on January 1, 2020.

50

DYNAMIC ASSET ALLOCATION PORTFOLIO

MANAGEMENT OF THE FUND	AB Variable Products Series Fund

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Robert M. Keith,# 1345 Avenue of the Americas New York, NY 10105 59 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004 . Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business with which he had been associated since prior to 2004 .	91	None

INDEPENDENT DIRECTORS

Marshall C. Turner, Jr.,## Chairman of the Board 78 (2005)	Private Investor since prior to 2015. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership, and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	91	Xilinx, Inc. (programmable logic semi-conductors) since 2007

Jorge A. Bermudez^ 68 (2020)	Private investor since prior to 2015. Former Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008, Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007, and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016. He has served as director or trustee of the AB Funds since 2020.	91	Moody’s Corporation since April 2011

51

DYNAMIC ASSET ALLOCATION PORTFOLIO
MANAGEMENT OF THE FUND

(continued)	AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Michael J. Downey,## 76 (2005)	Private Investor since prior to 2015. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2015 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	91	None

Nancy P. Jacklin,## 71 (2006)	Private Investor since prior to 2015. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008–2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002–May 2006); Partner, Clifford Chance (1992–2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985–1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982–1985); and Attorney Advisor, U.S. Department of the Treasury (1973–1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	91	None

Carol C. McMullen,## 64 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and member of the Advisory Board of Butcher Box (since 2018). Formerly, member, Partners Healthcare Investment Committee (2010–2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	91	None

52

AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Garry L. Moody,## 67 (2008)	Formerly, Partner, Deloitte & Touche LLP (1995–2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993–1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975–1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He is also a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council Governing Council. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	91	None

Earl D. Weiner,## 80 (2007)	Senior Counsel since 2017, Of Counsel from 2007 to 2016, and Partner prior to then, of the law firm Sullivan & Cromwell LLP. He is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	91	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal & Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

^	Mr. Bermudez will be a member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee when he joins the Board on January 1, 2020.

53

DYNAMIC ASSET ALLOCATION PORTFOLIO
MANAGEMENT OF THE FUND

(continued)	AB Variable Products Series Fund

Officer Information

Certain information concerning the Portfolio’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE (5) YEARS
Robert M. Keith 59	President and Chief Executive Officer	See biography above.

Brian T. Brugman 39	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2015.

Daniel J. Loewy 45	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2015. He is also Chief Investment Officer and Head of Multi-Asset Solutions and Chief Investment Officer for Dynamic Asset Allocation.

Emilie D. Wrapp 64	Secretary	Senior Vice President, Assistant General Counsel, and Assistant Secretary of ABI**, with which she has been associated since prior to 2015.

Michael B. Reyes 43	Senior Analyst	Vice President of the Adviser**, with which he has been associated since prior to 2015.

Joseph J. Mantineo 60	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2015.

Phyllis J. Clarke 59	Controller	Vice President of ABIS**, with which she has been associated since prior to 2015.

Vincent S. Noto 55	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since prior to 2015.

*	The address for each of the Portfolio’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABIS and ABI are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or the Adviser at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

54

DYNAMIC ASSET ALLOCATION PORTFOLIO

CONTINUANCE DISCLOSURE	AB Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AB Variable Products Series Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Dynamic Asset Allocation Portfolio (the “Fund”) at a meeting held on July 30-31, 2019 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the underlying fund advised by the Adviser in which the Fund invests.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2017 and 2018 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the

55

DYNAMIC ASSET ALLOCATION PORTFOLIO
CONTINUANCE DISCLOSURE

(continued)	AB Variable Products Series Fund

Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the underlying fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Fund’s Class B shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3- and 5-year periods ended May 31, 2019 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review and their discussion with the Adviser of the reasons for the Fund’s underperformance in the periods reviewed, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual advisory fee rate with a peer group median and noted that it was above the median. The directors also took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to the Fund’s. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to the Fund’s, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors previously discussed these matters with an independent fee consultant.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the

56

AB Variable Products Series Fund

Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Fund invests in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts, and that the Adviser had provided, and they had reviewed, information about the expense ratios of the relevant ETFs. The directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that the advisory fee for the Fund is for services that are in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the Adviser’s expense cap for the Fund. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s expense ratio was above the medians. After reviewing and discussing the Adviser’s explanations of the reasons for this, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund does not contain breakpoints and that they had previously discussed their strong preference for breakpoints in advisory contracts with the Adviser. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also previously discussed economies of scale with an independent fee consultant. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. The directors informed the Adviser that they would monitor the Fund’s asset level (which was well below the level at which they would anticipate adding an initial breakpoint) and its profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

57

VPS-DAA-0151-1219

DEC    12.31.19

ANNUAL REPORT

AB VARIABLE PRODUCTS SERIES FUND, INC.

+	GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO

Beginning on May 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Portfolio’s shareholder reports from the insurance company that offers your contract unless you specifically request paper copies from the insurance company or from your financial intermediary. Instead of delivering paper copies of the reports, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company or your financial intermediary electronically by following the instructions provided by the insurance company or by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company or by contacting your financial intermediary. Your election to receive reports in paper will apply to all portfolio companies available under your contract with the insurance company.

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO	AB Variable Products Series Fund

LETTER TO INVESTORS

February 14, 2020

The following is an update of AB Variable Products Series Fund—Global Risk Allocation–Moderate Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2019.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is to seek long-term growth of capital while seeking to limit volatility. In making decisions on the allocation of assets among “growth assets” and “safety assets”, the Adviser will use a risk-weighted allocation methodology based on the expected “tail risk” of each asset class. For purposes of the Portfolio, growth assets include global equities and, at times, high-yield fixed-income securities (commonly known as “junk bonds”), and safety assets include government securities of developed countries. This strategy attempts to provide investors with favorable long-term total return while minimizing exposure to material or “tail” losses. To execute this strategy, the percentage loss that will constitute a tail loss is calculated for each asset class based on historical market behavior and on a forward-looking basis through options prices. Portfolio assets are then allocated among asset classes so that growth assets contribute the majority of the expected risk of tail loss (“tail risk”) of the Portfolio, and safety assets contribute a lesser amount of tail risk. The Adviser will make frequent adjustments to the Portfolio’s asset class exposures based on these tail risk determinations. To help limit tail risk, the Portfolio will utilize a risk management strategy involving the purchase of put options and sale of call options on equity indices, equity index futures or exchange-traded funds (“ETFs”). The Adviser will on a best efforts basis seek to limit the volatility of the Portfolio to no more than 10% on an annualized basis. Actual results may vary.

The Adviser will also assess tail risk on a security, sector and country basis, and make adjustments to the Portfolio’s allocations within each asset class when practicable. The Portfolio may invest in fixed-income securities with a range of maturities from short- to long-term. The Adviser expects that the Portfolio’s investments in high-yield fixed-income securities will not exceed 10% of the Portfolio’s net assets. The Portfolio’s investments in each asset class will generally be global in nature.

The Adviser expects to utilize a variety of derivatives in its management of the Portfolio, including futures contracts, options, swaps and forwards. Derivatives often provide more efficient and economical exposure to market segments than direct investments, and the Portfolio may utilize derivatives and ETFs to gain exposure to equity and fixed-income asset classes. Because derivatives transactions frequently require cash outlays that are only a small portion of the amount of exposure obtained through the derivative, a portion of the Portfolio’s assets may be held in cash or invested in cash equivalents to cover the Portfolio’s derivatives obligations, such as short-term US government and agency securities, repurchase agreements and money market funds. At times, a combination of direct securities investments and derivatives will be used to gain asset class exposure so that the Portfolio’s aggregate exposure will substantially exceed its net assets (i.e., so that the Portfolio is effectively leveraged).

Currency exchange rate fluctuations can have a dramatic impact on returns. The Adviser may seek to hedge all or a portion of the currency exposure resulting from Portfolio investments through currency-related derivatives, or decide not to hedge this exposure.

INVESTMENT RESULTS

The table on page 5 shows the Portfolio’s performance compared to its primary benchmark, the Morgan Stanley Capital International (“MSCI”) World Index (net, USD hedged) and a 60% / 40% blend of the MSCI World Index (net, USD hedged) and the Bloomberg Barclays Global G7 Treasury Index (USD hedged), for the one-year period ended December 31, 2019, and the period since the Portfolio’s inception on April 28, 2015.

All share classes of the Portfolio underperformed the primary and blended benchmarks over the annual period. The Portfolio’s underperformance versus the primary benchmark is because the Portfolio is diversified in multi-asset exposures and therefore is not 100% invested in global equity, which strongly outperformed all other asset classes over the period.

Relative to the blended benchmark, the Portfolio was overweight equity, which contributed to performance. Within equity investments, an overweight to Europe relative to developed Asia-Pacific ex Japan contributed to performance. Within fixed-income investments, the Portfolio’s duration underweight detracted. The Portfolio’s systematic equity downside protection strategy detracted from performance in a strong equity market period.

During the annual period, the Portfolio utilized derivatives for hedging and investment purposes, including purchased options, written options and written swaptions, which added to absolute returns, while purchased swaptions and variance swaps detracted.

MARKET REVIEW AND INVESTMENT STRATEGY

US and international stocks recorded strong double-digit returns while emerging markets also rallied during the

1

AB Variable Products Series Fund

annual period ended December 31, 2019. After declining sharply at the end of 2018, equity markets rebounded dramatically in January as strong corporate earnings and optimism about a trade truce between the US and China calmed investors. Trade-war tensions resurfaced, however, and emerging geopolitical pressures drove market volatility. Tariff wars, restrictive monetary policy and a decline in industrial production stoked recessionary fears throughout the global economy. In response, the world’s central banks implemented accommodative monetary policies to help support capital markets. Late in the third quarter, equity market performance was accompanied by a sharp style rotation in the US. Quality-growth and lower-volatility stocks, which had been strong performers, lagged and value stocks outperformed. However, for the most part, growth stocks continued to outperform value over the entire period. From a market-capitalization perspective, large-cap stocks outperformed their small-cap peers. In December, equity markets rallied on news that the US and China had agreed to a preliminary phase-one trade deal due to be signed in January 2020.

Global fixed-income markets performed strongly over the annual period. The US Federal Reserve lowered interest rates three times beginning in July and increased its balance sheet later in the period to manage liquidity in the repurchase agreement market, effectively capping short-term rates. The European Central Bank reduced rates to a record low in September and announced the resumption of quantitative easing. The Bank of Japan issued guidance for the continuation of low rates and the government implemented a significant fiscal stimulus program in December. Central bankers in numerous other developed and emerging markets lowered interest rates and signaled potential fiscal stimulus measures to boost economic growth. Investor confidence increased after the announcement of a US-China phase-one trade agreement and indications that the UK would leave the European Union with a clear path for Brexit.

The Portfolio’s Senior Investment Management Team (the “Team”) seeks to allocate a substantial portion of its risk to equity, and the balance to government bonds over time. Within global equity exposure, the Portfolio had overweight positions in European, Japanese and emerging markets, and underweight positions to Asia ex Japan, Canada and US equities, relative to a market-cap weighted equity index. The Team saw more pronounced headwinds to US equity markets, relative to non-US developed markets, which was driven by relative valuations and a strong dollar.

For fixed-income investments, the Portfolio had overweight positions in inflation-protected bonds over nominal bonds and underweights in Japanese and European government bonds. The Portfolio hedged most of the foreign currency exposures and adopted explicit downside hedges via option positions.

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GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO

DISCLOSURES AND RISKS	AB Variable Products Series Fund

Benchmark Disclosure

The MSCI World Index and Bloomberg Barclays Global G7 Treasury Index are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI World Index (net, free float-adjusted, market capitalization weighted) represents the equity market performance of developed markets, hedged to the US dollar. The Bloomberg Barclays Global G7 Treasury Index tracks fixed-rate local-currency government debt of investment-grade G7 countries. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns reflect the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Market Risk: The value of the Portfolio’s investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Allocation Risk: The allocation of investments among asset classes may have a significant effect on the Portfolio’s net asset value (“NAV”) when the asset classes in which the Portfolio has invested more heavily perform worse than the asset classes invested in less heavily.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

High-Yield Securities Risk: Investments in fixed-income securities with ratings below investment-grade (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest-rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be difficult to trade or dispose of due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies, including ETFs, are subject to market and selection risk. In addition, Contractholders of the Portfolio bear both their proportionate share of expenses in the Portfolio (including management fees) and, indirectly, the expenses of the investment companies.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Portfolio. Derivatives may also be subject to counterparty risk to a greater degree than more traditional investments. Transactions intended to hedge fluctuations in the values of the Portfolio’s positions will typically limit the opportunity for gain.

Leverage Risk: Because the Portfolio uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Portfolio’s investments.

(Disclosures, Risks and Note about Historical Performance continued on next page)

3

DISCLOSURES AND RISKS

(continued)	AB Variable Products Series Fund

Illiquid Investments Risk: Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Portfolio. Causes of illiquid investments risk may include low trading volumes and large positions. Foreign fixed-income securities may have more illiquid investments risk because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently. Illiquid investments risk may be higher in a rising interest-rate environment, when the value and liquidity of fixed-income securities generally decline.

Non-Diversification Risk: The Portfolio may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio’s NAV.

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Variable Products prospectus. As with all investments, you may lose money by investing in the Portfolio.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your financial advisor or insurance agent representative at your financial institution to obtain portfolio performance information current to the most recent month end.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For additional copies of the Portfolio’s prospectus or summary prospectus, which contains this and other information, call your financial advisor or (800) 227 4618. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Performance assumes reinvestment of distributions and does not account for taxes.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

4

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO

HISTORICAL PERFORMANCE	AB Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARKS PERIODS ENDED DECEMBER 31, 2019 (unaudited)	Net Asset Value Returns
	1 Year	Since Inception[1]

Global Risk Allocation—Moderate Portfolio Class A	17.61%	4.55%

Global Risk Allocation—Moderate Portfolio Class B	17.32%	4.29%

Primary Benchmark: MSCI World Index (net, USD hedged)	28.43%	8.77%

Blended Benchmark: 60% MSCI World Index (net, USD hedged) / 40% Bloomberg Barclays Global G7 Treasury Index (USD hedged)	19.58%	6.70%

1   Inception date: 4/28/2015.

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual expense ratios as 1.00% and 1.24% for Class A and Class B shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios exclusive of interest expense, taxes, extraordinary expenses, expenses associated with securities sold short, and brokerage commissions and other transaction costs to 0.75% and 1.00% for Class A and Class B shares, respectively. These waivers/reimbursements may not be terminated before May 1, 2020 and may be extended by the Adviser for additional one-year terms. Any fees waived and expenses borne by the Adviser through April 27, 2016 may be reimbursed by the Portfolio until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Portfolio’s total annual operating expenses to exceed the expense limitation. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

GROWTH OF A $10,000 INVESTMENT

4/28/20151 to 12/31/2019 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in Global Risk Allocation—Moderate Portfolio Class A shares (from 4/28/20151 to 12/31/2019) as compared to the performance of the Portfolio’s benchmarks. The chart assumes the reinvestment of dividends and capital gains distributions.

1	Inception date: 4/28/2015.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

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GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO

EXPENSE EXAMPLE (unaudited)	AB Variable Products Series Fund

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each classes’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$1,057.30	$3.53	0.68%	$3.89	0.75%
Hypothetical (5% annual return before expenses)	$1,000	$1,021.78	$3.47	0.68%	$3.82	0.75%

Class B
Actual	$1,000	$1,055.90	$4.87	0.94%	$5.23	1.01%
Hypothetical (5% annual return before expenses)	$1,000	$1,020.47	$4.79	0.94%	$5.14	1.01%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

+	In connection with the Portfolio’s investments in affiliated/unaffiliated underlying portfolios, the Portfolio incurs no direct expenses, but bears proportionate shares of the fund fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees and expenses from the Portfolio in an amount equal to the Portfolio’s pro rata share of certain affiliated/unaffiliated underlying portfolios acquired fund fees and expenses. The Portfolio’s total expenses are equal to the classes’ annualized expense ratio plus the Portfolio’s pro-rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

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GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
SECURITY TYPE BREAKDOWN[1]

December 31, 2019 (unaudited)	AB Variable Products Series Fund

SECURITY TYPE	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Investment Companies	$48,266,162	52.2%
Inflation-Linked Securities	18,807,147	20.3
Options Purchased—Puts	84,043	0.1
Short-Term Investments	25,387,772	27.4

Total Investments	$92,545,124	100.0%

COUNTRY BREAKDOWN2

December 31, 2019 (unaudited)

COUNTRY	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
United States	$52,345,829	56.6%
Japan	14,805,459	16.0
United Kingdom	6,064	0.0
Short-Term Investments	25,387,772	27.4

Total Investments	$92,545,124	100.0%

1	All data are as of December 31, 2019. The Portfolio’s security type breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Portfolio also enters into derivatives transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

2	All data are as of December 31, 2019. The Portfolio’s country breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

7

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
PORTFOLIO OF INVESTMENTS

December 31, 2019	AB Variable Products Series Fund

Company			Shares	U.S. $ Value

INVESTMENT COMPANIES–50.6%
FUNDS AND INVESTMENT TRUSTS–50.6%(a)
iShares Core MSCI EAFE ETF			76,670	$5,001,951
iShares Core S&P 500 ETF			43,375	14,020,535
iShares MSCI EAFE ETF			75,980	5,276,051
iShares MSCI Emerging Markets ETF(b)			64,570	2,897,256
iShares Russell 2000 ETF(b)			11,040	1,828,997
SPDR S&P 500 ETF Trust			14,581	4,693,041
Vanguard S&P 500 ETF			49,183	14,548,331

Total Investment Companies (cost $37,223,252)				48,266,162

			Principal Amount (000)
INFLATION-LINKED SECURITIES–19.7%
JAPAN–15.5%
Japanese Government CPI Linked Bond Series 22 0.10%, 3/10/27		JPY	1,567,157	14,805,459

United States–4.2%
U.S. Treasury Inflation Index 0.375%, 7/15/25 (TIPS)(c)	$		3,922	4,001,688

Total Inflation-Linked Securities (cost $18,870,774)				18,807,147

			Notional Amount
OPTIONS PURCHASED– PUTS–0.1%
OPTIONS ON FUNDS AND INVESTMENT TRUSTS–0.1%
SPDR S&P 500 ETF Trust Expiration: Jan 2020; Contracts: 430; Exercise Price: USD 315.00; Counterparty: Morgan Stanley & Co., Inc.(d)		USD	13,545,000	51,385

OPTIONS ON INDICES–0.0%
FTSE 100 Index Expiration: Jan 2020; Contracts: 140; Exercise Price: GBP 7,400.00; Counterparty: Bank of America, NA(d)		GBP	1,036,000	$5,035
Nikkei 225 Index Expiration: Jan 2020; Contracts: 9,000; Exercise Price: JPY 23,250.00; Counterparty: Goldman Sachs International(d)		JPY	209,250,000	6,064
Euro STOXX 50 Index Expiration: Jan 2020; Contracts: 960; Exercise Price: EUR 3,675.00; Counterparty: Bank of America, NA(d)		EUR	3,528,000	21,559

				32,658

Total Options Purchased–Puts (premiums paid $105,882)				84,043

			Shares
SHORT-TERM INVESTMENTS–26.6%
INVESTMENT COMPANIES–16.0%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 1.53%(a)(e)(f) (cost $15,287,134)			15,287,134	15,287,134

			Principal Amount (000)
U.S. TREASURY BILLS–5.4%
U.S. Treasury Bill Zero Coupon, 1/02/20–2/13/20 (cost $5,128,585)	$		5,134	5,129,123

GOVERNMENTS– TREASURIES–5.2%
JAPAN–5.2%
Japan Treasury Discount Bill Series 866 Zero Coupon, 2/03/20 (cost $4,955,475)		JPY	540,100	4,971,515

Total Short-Term Investments (cost $25,371,194)				25,387,772

Total Investments Before Security Lending Collateral for Securities Loaned–97.0% (cost $81,571,102)				92,545,124

8

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED–1.1%
INVESTMENT COMPANIES–1.1%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 1.53%(a)(e)(f) (cost $1,039,838)	1,039,838	$1,039,838

TOTAL INVESTMENTS–98.1% (cost $82,610,940)		93,584,962
Other assets less liabilities–1.9%		1,776,767

NET ASSETS–100.0%		$95,361,729

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts
10 Yr Mini Japan Government Bond Futures	44	March 2020	$6,152,427	$(5,852)
Euro STOXX 50 Index Futures	177	March 2020	7,403,590	(8,210)
Euro-BOBL Futures	11	March 2020	1,648,820	(9,019)
Euro-BTP Futures	15	March 2020	2,396,961	10,595
Euro-OAT Futures	13	March 2020	2,373,528	(30,199)
FTSE 100 Index Futures	23	March 2020	2,284,630	12,308
Long Gilt Futures	20	March 2020	3,480,518	(37,455)
Mini MSCI Emerging Market Futures	19	March 2020	1,064,190	43,748
Nikkei 225 (CME) Futures	20	March 2020	2,345,500	2,641
S&P 500 E-Mini Futures	22	March 2020	3,554,210	35,700
S&P/TSX 60 Index Futures	5	March 2020	779,639	3,561
SPI 200 Futures	5	March 2020	579,207	(16,413)
TOPIX Index Futures	11	March 2020	1,742,304	1,090
U.S. T-Note 5 Yr (CBT) Futures	35	March 2020	4,151,328	(14,584)
U.S. Ultra Bond (CBT) Futures	10	March 2020	1,816,563	(51,327)

Sold Contracts
10 Yr Mini Japan Government Bond Futures	107	March 2020	14,961,585	9,000

				$(54,416)

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GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Citibank, NA	JPY	2,390,091	USD	21,950	1/30/20	$(75,003)
Morgan Stanley Capital Services, Inc.	EUR	1,329	USD	1,482	1/16/20	(10,813)
Standard Chartered Bank	AUD	1,080	USD	746	1/23/20	(12,287)
State Street Bank & Trust Co.	CHF	866	USD	881	1/10/20	(14,342)
State Street Bank & Trust Co.	GBP	217	USD	284	1/10/20	(3,371)
State Street Bank & Trust Co.	USD	1,217	GBP	922	1/10/20	4,371
State Street Bank & Trust Co.	JPY	4,778	USD	44	1/30/20	(86)
State Street Bank & Trust Co.	JPY	207,354	USD	1,905	3/16/20	(10,327)

						$(121,858)

PUT OPTIONS WRITTEN (see Note D)

Description	Counterparty	Contracts	Exercise Price		Expiration Month	Notional (000)		Premiums Received	U.S. $ Value
Euro STOXX 50 Index(g)	Bank of America, NA	960	EUR	3,525.00	January 2020	EUR	3,384	$3,722	$(5,538)
FTSE 100 Index(g)	Bank of America, NA	140	GBP	7,100.00	January 2020	GBP	994	1,820	(1,190)
Nikkei 225 Index(g)	Goldman Sachs International	9,000	JPY	22,000.00	January 2020	JPY	198,000	3,306	(396)
SPDR S&P 500 ETF Trust(h)	Morgan Stanley & Co., Inc.	430	USD	300.00	January 2020	USD	12,900	24,493	(14,405)

								$33,341	$(21,529)

VARIANCE SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Volatility Strike Rate	Payment Frequency	Notional Amount (000)		Market Value	Upfront Premiums (Paid) Received	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Barclays Bank PLC
USD/JPY 5/27/20*	5.88%	Maturity	USD	278	$(12,695)	$–0–	$(12,695)

*	Termination date

(a)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open exchange-traded derivatives.

(d)	Non-income producing security.

(e)	Affiliated investments.

(f)	The rate shown represents the 7-day yield as of period end.

(g)	One contract relates to 1 share.

(h)	One contract relates to 100 shares.

10

AB Variable Products Series Fund

Currency Abbreviations:

AUD—Australian Dollar

CHF—Swiss Franc

EUR—Euro

GBP—Great British Pound

JPY—Japanese Yen

USD—United States Dollar

Glossary:

BOBL—Bundesobligationen

BTP—Buoni del Tesoro Poliennali

CBT—Chicago Board of Trade

CME—Chicago Mercantile Exchange

CPI—Consumer Price Index

EAFE—Europe, Australia, and Far East

ETF—Exchange Traded Fund

FTSE—Financial Times Stock Exchange

MSCI—Morgan Stanley Capital International

OAT—Obligations Assimilables du Trésor

SPDR—Standard & Poor’s Depository Receipt

SPI—Share Price Index

TIPS—Treasury Inflation Protected Security

TOPIX—Tokyo Price Index

TSX—Toronto Stock Exchange

See notes to financial statements.

11

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES

December 31, 2019	AB Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $66,283,968)	$77,257,990	(a)
Affiliated issuers (cost $16,326,972—including investment of cash collateral for securities loaned of $1,039,838)	16,326,972
Cash	684
Cash collateral due from broker	1,319,357
Foreign currencies, at value (cost $1,650,691)	1,657,883
Receivable for capital stock sold	220,743
Unaffiliated dividends and interest receivable	34,560
Affiliated dividends receivable	21,041
Unrealized appreciation on forward currency exchange contracts	4,371

Total assets	96,843,601

LIABILITIES
Options written, at value (premiums received $33,341)	21,529
Payable for collateral received on securities loaned	1,039,838
Unrealized depreciation on forward currency exchange contracts	126,229
Payable for variation margin on futures	64,177
Payable for capital stock redeemed	42,240
Payable for investment securities purchased	39,754
Administrative fee payable	21,886
Distribution fee payable	19,463
Advisory fee payable	13,765
Unrealized depreciation on variance swaps	12,695
Transfer Agent fee payable	132
Accrued expenses	80,164

Total liabilities	1,481,872

NET ASSETS	$95,361,729

COMPOSITION OF NET ASSETS
Capital stock, at par	$8,524
Additional paid-in capital	80,794,861
Distributable earnings	14,558,344

	$95,361,729

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$12,393	1,100	$11.27

B	$95,349,336	8,523,161	$11.19

(a)	Includes securities on loan with a value of $3,781,575 (see Note E).

See notes to financial statements.

12

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
STATEMENT OF OPERATIONS

Year Ended December 31, 2019	AB Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers	$1,043,439
Affiliated issuers	407,722
Interest	154,018
Securities lending income	1,818

1,606,997

EXPENSES
Advisory fee (see Note B)	562,282
Distribution fee—Class B	234,255
Transfer agency—Class B	3,992
Custodian	81,629
Administrative	80,258
Audit and tax	50,036
Legal	38,971
Directors’ fees	22,925
Printing	15,282
Miscellaneous	24,647

Total expenses before bank overdraft expense	1,114,277
Bank overdraft expense	7,108

Total expenses	1,121,385
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(241,878)

Net expenses	879,507

Net investment income	727,490

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	(1,794,866)
Forward currency exchange contracts	(220,094)
Futures	4,500,308
Options written	840,360
Swaptions written	69,145
Foreign currency transactions	192,283
Net change in unrealized appreciation/depreciation of:
Investments	9,821,365
Forward currency exchange contracts	537,857
Futures	302,024
Options written	64,506
Swaps	(12,695)
Foreign currency denominated assets and liabilities	(66,560)

Net gain on investment and foreign currency transactions	14,233,633

NET INCREASE IN NET ASSETS FROM OPERATIONS	$14,961,123

See notes to financial statements.

13

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	AB Variable Products Series Fund

	Year Ended December 31, 2019	Year Ended December 31, 2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$727,490	$620,131
Net realized gain on investment transactions and foreign currency transactions	3,587,136	349,613
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	10,646,497	(5,596,012)

Net increase (decrease) in net assets from operations	14,961,123	(4,626,268)
Distributions to Shareholders
Class A	(263)	(638)
Class B	(1,823,657)	(5,168,376)
CAPITAL STOCK TRANSACTIONS
Net increase (decrease)	(6,913,088)	418,910

Total increase (decrease)	6,224,115	(9,376,372)
NET ASSETS
Beginning of period	89,137,614	98,513,986

End of period	$95,361,729	$89,137,614

See notes to financial statements.

14

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

December 31, 2019	AB Variable Products Series Fund

NOTE A : Significant Accounting Policies

The AB Global Risk Allocation—Moderate Portfolio (the “Portfolio”), is a series of AB Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is to generate income and price appreciation without assuming what AllianceBernstein L.P. (the “Adviser”) considers undue risk. The Portfolio is non-diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers eleven separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. At December 31, 2019 the Adviser was the sole shareholder of Class A shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Portfolio’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets

15

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively, the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

16

AB Variable Products Series Fund

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2019:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Investment Companies	$48,266,162		$–0	–	$–0	–	$48,266,162
Inflation-Linked Securities	–0	–	18,807,147		–0	–	18,807,147
Options Purchased—Puts	–0	–	84,043		–0	–	84,043
Short-Term Investments:
Investment Companies	15,287,134		–0	–	–0	–	15,287,134
U.S. Treasury Bills	–0	–	5,129,123		–0	–	5,129,123
Governments—Treasuries	–0	–	4,971,515		–0	–	4,971,515
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	1,039,838		–0	–	–0	–	1,039,838

Total Investments in Securities	64,593,134		28,991,828		–0	–	93,584,962
Other Financial Instruments(a):
Assets:
Futures	102,604		16,039		–0	–	118,643	(b)
Forward Currency Exchange Contracts	–0	–	4,371		–0	–	4,371
Liabilities:
Futures	(148,436)		(24,623)		–0	–	(173,059	)(b)
Forward Currency Exchange Contracts	–0	–	(126,229)		–0	–	(126,229)
Put Options Written	–0	–	(21,529)		–0	–	(21,529)
Variance Swaps	–0	–	(12,695)		–0	–	(12,695)

Total	$64,547,302		$28,827,162		$–0	–	$93,374,464

(a)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(b)	Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

17

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Portfolio are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B : Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .60% of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses, to the extent necessary to limit total operating expenses (excluding interest expense, taxes, extraordinary expenses, expenses associated with securities sold short, and brokerage commissions and other transaction costs), inclusive of the Portfolio’s proportionate share of fees and expenses of registered investment companies or series thereof in which the Portfolio invests (“Acquired Fund Expenses”) on an annual basis (the “Expense Caps”) to .75% and 1.00% of daily average net assets for Class A and Class B, respectively. The Expense Caps may not be terminated by the Adviser before May 1, 2020. For the year ended December 31, 2019, the reimbursements/waivers, exclusive of Acquired Fund Expenses, amounted to $177,170. Any fees waived and expenses borne by the Adviser through April 27, 2016 were subject to repayment by the Portfolio until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne; such waivers that were subject to repayment amounted to $70,109 for the year ended December 31, 2016. In any case, no reimbursement payment will be made that would cause the Portfolio’s total annual fund operating expenses to exceed the Expense Caps’ net fee percentage set forth above. For the year ended December 31, 2019, such waiver for Acquired Fund Expenses for both affiliated and unaffiliated underlying portfolios amounted to $20,518 and $43,888, respectively.

A summary of the Portfolio’s transactions in AB mutual funds for the year ended December 31, 2019 is as follows:

Fund	Market Value 12/31/18 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 12/31/19 (000)	Dividend Income (000)
AB Government Money Market Portfolio	$17,872	$18,196	$20,781	$15,287	$405
AB Government Money Market Portfolio*	0	50,811	49,771	1,040	3

Total				$16,327	$408

*	Investments of cash collateral for securities lending transactions (see Note E).

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2019, the reimbursement for such services amounted to $80,258.

18

AB Variable Products Series Fund

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,491 for the year ended December 31, 2019.

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, a worldwide leader in life, property and casualty and health insurance and asset management, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (now named Equitable Holdings, Inc.)(“Equitable”), through an initial public offering. Equitable is the holding company for a diverse group of financial services companies, including an approximately 65.3% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings, most recently during the fourth quarter of 2019. As a result, AXA currently owns 10.1% of the outstanding shares of common stock of Equitable, and no longer owns a controlling interest in Equitable. AXA previously announced its intention to sell its entire interest in Equitable over time, subject to market conditions and other factors (the “Plan”). Most of AXA’s remaining Equitable shares are to be delivered on redemption of AXA bonds mandatorily exchangeable into Equitable shares and maturing in May 2021. AXA retains sole discretion to determine the timing of any future sales of its remaining shares of Equitable common stock.

The latest transaction under the Plan, which occurred on November 13, 2019, resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and was deemed an “assignment” causing a termination of the Portfolio’s investment advisory agreement. In order to ensure that investment advisory services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved a new investment advisory agreement with the Adviser, and shareholders of the Portfolio subsequently approved the new investment advisory agreement. This agreement became effective on November 13, 2019.

NOTE C : Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .5% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D : Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2019 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$17,917,525		$19,984,121
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$82,930,721

Gross unrealized appreciation	$11,260,788
Gross unrealized depreciation	(616,044)

Net unrealized appreciation	$10,644,744

19

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures

The Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolio may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into futures, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolio to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended December 31, 2019, the Portfolio held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts
The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended December 31, 2019, the Portfolio held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Portfolio may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

20

AB Variable Products Series Fund

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by the Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. The Portfolio’s maximum payment for written put options equates to the number of shares multiplied by the strike price. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

The Portfolio may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return on a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties. The Portfolio’s maximum payment for written put swaptions equates to the notional amount of the underlying swap. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract.

During the year ended December 31, 2019, the Portfolio held purchased options for hedging and non-hedging purposes. During the year ended December 31, 2019, the Portfolio held purchased swaptions for hedging and non-hedging purposes.

During the year ended December 31, 2019, the Portfolio held written options for hedging and non-hedging purposes. During the year ended December 31, 2019, the Portfolio held written swaptions for hedging and non-hedging purposes.

•	Swaps

The Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets or currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions.”

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swaps to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by

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NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for OTC swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Variance Swaps:

The Portfolio may enter into variance swaps to hedge equity market risk or adjust exposure to the equity markets. Variance swaps are contracts in which two parties agree to exchange cash payments based on the difference between the stated level of variance and the actual variance realized on underlying asset(s) or index(es). Actual “variance” as used here is defined as the sum of the square of the returns on the reference asset(s) or index(es) (which in effect is a measure of its “volatility”) over the length of the contract term. So the parties to a variance swap can be said to exchange actual volatility for a contractually stated rate of volatility.

During the year ended December 31, 2019, the Portfolio held variance swaps for hedging and non-hedging purposes.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s OTC counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the year ended December 31, 2019, the Portfolio had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$19,595	*	Receivable/Payable for variation margin on futures	$148,436	*

Equity contracts	Receivable/Payable for variation margin on futures	99,048	*	Receivable/Payable for variation margin on futures	24,623	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	4,371		Unrealized depreciation on forward currency exchange contracts	126,229

Equity contracts	Investments in securities, at value	84,043

Equity contracts				Options written, at value	21,529

Foreign currency contracts				Unrealized depreciation on variance swaps	12,695

Total		$207,057			$333,512

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

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AB Variable Products Series Fund

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives		Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$1,416,556		$(364,010)

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	3,083,752		666,034

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	(220,094)		537,857

Interest rate contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(137,886)		–0	–

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(1,801,178)		(139,005)

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	840,360		64,506

Interest rate contracts	Net realized gain (loss) on swaptions written; Net change in unrealized appreciation/depreciation of swaptions written	69,145		–0	–

Foreign exchange contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	–0	–	(12,695)

Total		$3,250,655		$752,687

The following table represents the average monthly volume of the Portfolio’s derivative transactions during the year ended December 31, 2019:

Futures:
Average notional amount of buy contracts	$35,274,304
Average notional amount of sale contracts	$20,449,754
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$3,649,486	(a)
Average principal amount of sale contracts	$29,464,202
Purchased Options:
Average notional amount	$21,591,727
Purchased Swaptions:
Average notional amount	$14,043,667	(b)
Options Written:
Average notional amount	$21,467,931
Swaptions Written:
Average notional amount	$20,150,333	(b)
Variance Swaps:
Average notional amount	$278,475	(c)

(a)	Positions were open for eleven months during the year.

(b)	Positions were open for three months during the year.

(c)	Positions were open for two months during the year.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

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GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Portfolio as of December 31, 2019. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*		Security Collateral Received*		Net Amount of Derivative Assets
Bank of America, NA	$26,594	$(6,728)	$–0	–	$–0	–	$19,866
Goldman Sachs International	6,064	(396)	–0	–	–0	–	5,668
State Street Bank & Trust Co.	4,371	(4,371)	–0	–	–0	–	–0	–

Total	$37,029	$(11,495)	$–0	–	$–0	–	$25,534	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*		Security Collateral Pledged*		Net Amount of Derivative Liabilities
Bank of America, NA	$6,728	$(6,728)	$–0	–	$–0	–	$–0	–
Barclays Bank PLC	12,695	0	–0	–	–0	–	12,695
Citibank, NA	75,003	0	–0	–	–0	–	75,003
Goldman Sachs International	396	(396)	–0	–	–0	–	–0	–
Morgan Stanley Capital Services, Inc.	10,813	0	–0	–	–0	–	10,813
Standard Chartered Bank	12,287	0	–0	–	–0	–	12,287
State Street Bank & Trust Co.	28,126	(4,371)	–0	–	–0	–	23,755

Total	$146,048	$(11,495)	$–0	–	$–0	–	$134,553	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E : Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Portfolio cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Portfolio receives non-cash collateral, the Portfolio will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to

24

AB Variable Products Series Fund

ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in AB Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and AB Government Money Market Portfolio are reflected in the statement of operations. When the Portfolio earns net securities lending income from AB Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Portfolio in AB Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Portfolio’s share of the advisory fees of AB Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

A summary of the Portfolio’s transactions surrounding securities lending for the year ended December 31, 2019 is as follows:

Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*	Income from Borrowers	AB Government Money Market Portfolio
				Income Earned	Advisory Fee Waived
$3,781,575	$1,039,838	$2,816,090	$1,818	$2,985	$302

*	As of December 31, 2019.

NOTE F : Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018
Class B
Shares sold	655,805	1,135,018	$6,900,710	$12,083,758
Shares issued in reinvestment of dividends and distributions	173,003	493,581	1,823,446	5,167,796
Shares redeemed	(1,475,145)	(1,593,282)	(15,637,244)	(16,832,644)

Net increase (decrease)	(646,337)	35,317	$(6,913,088)	$418,910

There were no transactions in capital shares for Class A for the year ended December 31, 2019 and the year ended December 31, 2018.

At December 31, 2019, a shareholder of the Portfolio owned 98% of the Portfolio’s outstanding shares. Significant transactions by such shareholder, if any, may impact the Portfolio’s performance.

NOTE G : Risks Involved in Investing in the Portfolio

Allocation Risk—The allocation of investments among asset classes may have a significant effect on the Portfolio’s net asset value, or NAV, when the asset classes in which the Portfolio has invested more heavily perform worse than the asset classes invested in less heavily.

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

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GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

High Yield Securities Risk—Investments in fixed-income securities with ratings below investment grade (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade or dispose of due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Investment in Other Investment Companies Risk—As with other investments, investments in other investment companies, including exchange-traded funds, or ETFs, are subject to market and selection risk. In addition, shareholders of the Portfolio bear both their proportionate share of expenses in the Portfolio (including advisory fees) and, indirectly, the expenses of the investment companies.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Leverage Risk—When the Portfolio borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Portfolio, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Portfolio than if the Portfolio were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Illiquidity Investment Risk—Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Portfolio. Causes of illiquid investments risk may include low trading volumes and large positions. Foreign fixed-income securities may have more illiquid investments risk because secondary trading markets for these securities may be smaller and less well developed and the securities may trade less frequently. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

Non-Diversification Risk—The Portfolio may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio’s net asset value, or NAV.

LIBOR Risk—The Portfolio may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority, which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR remains unclear. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Portfolio’s performance and/or net asset value. Uncertainty and risk also remain regarding

26

AB Variable Products Series Fund

the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Portfolio’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE H : Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2019.

NOTE I : Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2019 and December 31, 2018 were as follows:

	2019		2018
Distributions paid from:
Ordinary income	$1,823,920		$3,216,260
Net long-term capital gains	–0	–	1,952,754

Total taxable distributions	$1,823,920		$5,169,014

As of December 31, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$1,702,204
Undistributed capital gains	2,253,707	(a)
Other losses	(59,206	)(b)
Unrealized appreciation/(depreciation)	10,661,639	(c)

Total accumulated earnings/(deficit)	$14,558,344

(a)	During the fiscal year, the Portfolio utilized $717,270 of capital loss carry forwards to offset current year net realized gains.

(b)	As of December 31, 2019, the cumulative deferred loss on straddles was $59,206.

(c)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of Treasury inflation-protected securities, and the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2019, the Portfolio did not have any capital loss carryforwards.

During the current fiscal year, there were no permanent differences that resulted in adjustments to distributable earnings or additional paid-in capital.

NOTE J : Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such

27

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

period to the earliest call date. ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. The Portfolio has adopted ASU 2017-08, which did not have a material impact on the Portfolio’s financial position or the results of its operations, and had no impact on the Portfolio’s net assets.

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement which removes, modifies and adds disclosures to Topic 820. The amendments in this ASU 2018-13 (“ASU”) apply to all entities that are required, under existing U.S. GAAP, to make disclosures about recurring or nonrecurring fair value measurements. The amendments in this ASU are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated the impact of the amendments and elected to early adopt the ASU. The adoption of this ASU did not have a material impact on the disclosure and presentation of the financial statements of the Portfolio.

NOTE K : Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

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GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO

FINANCIAL HIGHLIGHTS	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Year Ended December 31,							April 28, 2015(a) to December 31, 2015
	2019		2018		2017	2016
Net asset value, beginning of period	$9.79		$10.83		$9.78	$9.40		$10.00

Income From Investment Operations
Net investment income (b)(c)	.11		.09		.06	.04		.05
Net realized and unrealized gain (loss) on investment transactions and foreign currency transactions	1.61		(.55)		1.09	.37		(.65)
Contributions from Affiliates	–0	–	–0	–	.00 (d)	–0	–	–0	–

Net increase (decrease) in net asset value from operations	1.72		(.46)		1.15	.41		(.60)

Less: Dividends and Distributions
Dividends from net investment income	(.24)		–0	–	(.05)	(.03)		–0	–
Distributions from net realized gain on investment transactions	–0	–	(.58)		(.05)	–0	–	–0	–

Total dividends and distributions	(.24)		(.58)		(.10)	(.03)		–0	–

Net asset value, end of period	$11.27		$9.79		$10.83	$9.78		$9.40

Total Return
Total investment return based on net asset value (e)	17.61%		(4.62)%		11.87%	4.39%		(6.00)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$12		$11		$12	$11		$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (f)(g)‡	.68%		.67%		.63%	.63%		.69	%^
Expenses, before waivers/reimbursements (f)(g)‡	.95%		.92%		.94%	1.08%		3.21	%^
Net investment income (c)	1.05%		.88%		.55%	.46%		.82	%^
Portfolio turnover rate	29%		67%		59%	79%		111%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.07%		.08%		.11%	.12%		.06%

See footnote summary on page 31.

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GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
FINANCIAL HIGHLIGHTS

(continued)	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Year Ended December 31,							April 28, 2015(a) to December 31, 2015
	2019		2018		2017	2016
Net asset value, beginning of period	$9.72		$10.78		$9.75	$9.39		$10.00

Income From Investment Operations
Net investment income (b)(c)	.08		.07		.03	.02		.01
Net realized and unrealized gain (loss) on investment transactions and foreign currency transactions	1.60		(.55)		1.09	.37		(.62)
Contributions from Affiliates	–0	–	–0	–	.00 (d)	–0	–	–0	–

Net increase (decrease) in net asset value from operations	1.68		(.48)		1.12	.39		(.61)

Less: Dividends and Distributions
Dividends from net investment income	(.21)		–0	–	(.04)	(.03)		–0	–
Distributions from net realized gain on investment transactions	–0	–	(.58)		(.05)	–0	–	–0	–

Total dividends and distributions	(.21)		(.58)		(.09)	(.03)		–0	–

Net asset value, end of period	$11.19		$9.72		$10.78	$9.75		$9.39

Total Return
Total investment return based on net asset value (e)	17.32%		(4.84)%		11.50%	4.24%		(6.20)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$95,350		$89,127		$98,502	$79,298		$51,115
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (f)(g)‡	.94%		.92%		.89%	.88%		.94	%^
Expenses, before waivers/reimbursements (f)(g)‡	1.20%		1.16%		1.17%	1.33%		1.62	%^
Net investment income (c)	.78%		.64%		.31%	.24%		.19	%^
Portfolio turnover rate	29%		67%		59%	79%		111%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.07%		.08%		.11%	.12%		.06%

See footnote summary on page 31.

30

AB Variable Products Series Fund

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of expenses waived/reimbursed by the Adviser.

(d)	Amount is less than $.005.

(e)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(f)	In connection with the Portfolio’s investments in affiliated/unaffiliated underlying portfolios, the Portfolio incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Portfolio in an amount equal to the Portfolio’s pro rata share of affiliated/unaffiliated acquired fund fees and expenses, and for the year ended December 31, 2019, December 31, 2018, December 31, 2017 December 31, 2016 and December 31, 2015, such waiver amounted to .07%, .08%, .11%, .12% and .06%, respectively.

(g)	The expense ratios presented below exclude interest/bank overdraft expense:

	Year Ended December 31,				April 28, 2015(a) to December 31, 2015
	2019	2018	2017	2016
Class A
Net of waivers/reimbursements	.68%	N/A	N/A	N/A	N/A
Before waivers/reimbursements	.94%	N/A	N/A	N/A	N/A
Class B
Net of waivers/reimbursements	.93%	N/A	N/A	N/A	N/A
Before waivers/reimbursements	1.19%	N/A	N/A	N/A	N/A

^	Annualized.

See notes to financial statements.

31

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM	AB Variable Products Series Fund

To the Shareholders and the Board of Directors of AB Global Risk Allocation-Moderate Portfolio:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Global Risk Allocation-Moderate Portfolio (the “Portfolio”) (one of the portfolios constituting AB Variable Products Series Fund, Inc. (the “Fund”)), including the portfolio of investments, as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and the period from April 28, 2015 (commencement of operations) to December 31, 2015 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting AB Variable Products Series Fund, Inc.) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the four years in the period then ended and the period from April 28, 2015 to December 31, 2015, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

February 14, 2020

32

2019 FEDERAL TAX INFORMATION (unaudited)	AB Variable Products Series Fund

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable year ended December 31, 2019. For corporate shareholders, 27.95% of dividends paid qualify for the dividends received deduction.

33

GLOBAL RISK ALLOCATION—

MODERATE PORTFOLIO	AB Variable Products Series Fund

BOARD OF DIRECTORS
Marshall C. Turner, Jr.(1), Chairman	Robert M. Keith, President and Chief Executive Officer
Jorge A. Bermudez^	Carol C. McMullen(1)
Michael J. Downey(1)	Garry L. Moody(1)
Nancy P. Jacklin(1)	Earl D. Weiner(1)

OFFICERS
Daniel J. Loewy(2), Vice President Leon Zhu(2), Vice President Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Analyst	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

CUSTODIAN AND ACCOUNTING AGENT State Street Bank and Trust Company State Street Corporation CCB/5 1 Iron Street Boston, MA 02210	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP 5 Times Square New York, NY 10036

PRINCIPAL UNDERWRITER AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105	LEGAL COUNSEL Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

TRANSFER AGENT AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-Free (800) 221-5672

(1)	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund are made by the Adviser’s Quantitative Investment Team. Messrs. Loewy and Zhu are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

^	Mr. Bermudez will be a member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee when he joins the Board on January 1, 2020.

34

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO

MANAGEMENT OF THE FUND	AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR

INTERESTED DIRECTOR

Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 59 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	91	None

DISINTERESTED DIRECTORS

Marshall C. Turner, Jr., ## Chairman of the Board 78 (2005)	Private Investor since prior to 2015. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	91	Xilinx, Inc. (programmable logic semi-conductors) since 2007

Jorge A. Bermudez,^ 68 (2020)	Private investor since prior to 2015. Former Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008, Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007, and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016. He has served as director or trustee of the AB Funds since 2020.	91	Moody’s Corporation since April 2011

35

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
MANAGEMENT OF THE FUND

(continued)	AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR

DISINTERESTED DIRECTORS (continued)

Michael J. Downey, ## 76 (2005)	Private Investor since prior to 2015. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2015 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	91	None

Nancy P. Jacklin, ## 71 (2006)	Private Investor since prior to 2015. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008–2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002–May 2006); Partner, Clifford Chance (1992–2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985–1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982–1985); and Attorney Advisor, U.S. Department of the Treasury (1973–1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	91	None

Carol C. McMullen, ## 64 (2016)

Managing Director of Slalom Consulting (consulting) since 2014, private investor and member of the Advisory Board of Butcher Box (since 2018). Formerly, member, Partners Healthcare Investment Committee (2010–2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.

		91	None

36

AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR

DISINTERESTED DIRECTORS (continued)

Garry L. Moody, ## 67 (2008)	Formerly, Partner, Deloitte & Touche LLP (1995–2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993–1995), where he was responsible for accounting, pricing, custody, and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975–1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He is also a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council Governing Council. He has served as a director or trustee, and as Chairman of the Audit Committees of the AB Funds since 2008.	91	None

Earl D. Weiner, ## 80 (2007)	Senior Counsel since 2017, Of Counsel from 2007 to 2016, and Partner prior to then, of the law firm Sullivan & Cromwell LLP. He is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	91	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal & Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to this position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

^	Mr. Bermudez will be a member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee when he joins the Board on January 1, 2020.

37

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
MANAGEMENT OF THE FUND

(continued)	AB Variable Products Series Fund

Officer Information

Robert M. Keith 59	President and Chief Executive Officer	See biography above.

Daniel J. Loewy 45	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2015. He is also Chief Investment Officer and Head of Multi-Asset Solutions and Chief Investment Officer for Dynamic Asset Allocation.

Leon Zhu 52	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2015.

Emilie D. Wrapp 64	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2015.

Michael B. Reyes 43	Senior Analyst	Vice President of the Adviser**, with which he has been associated since prior to 2015.

Joseph J. Mantineo 60	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services (“ABIS”)**, with which he has been associated since prior to 2015.

Phyllis J. Clarke 59	Controller	Vice President of ABIS**, with which she has been associated since prior to 2015.

Vincent S. Noto 55	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer since prior to 2015.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

38

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO

CONTINUANCE DISCLOSURE	AB Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND’S ADVISORY AGREEMENT

At a meeting of the Board of Directors of AB Variable Products Series Fund, Inc. (the “Company”) held on November 4-6, 2019 (the “November 2019 Meeting”), the Adviser recommended an amendment to the Company’s current Advisory Agreement with the Adviser in respect of AB Global Risk Allocation—Moderate Portfolio (the “Fund”) to reflect the addition of breakpoints to the Fund’s current flat advisory fee schedule (the “Amended Agreement”) effective January 1, 2020. The Adviser explained that the proposed breakpoints were in connection with changes in the business model of the Fund’s sole investor (the “Sole Investor”) and its plan to transfer a significant amount of assets from two other investment funds to the Fund in late 2020 or early 2021 (the “substitution transaction”). The Adviser noted that the proposed changes to the Fund’s advisory fee schedule are specifically linked to the Sole Investor’s substitution transaction and the associated significant asset increase.

At the recommendation of the Adviser, the disinterested directors (the “directors”) unanimously approved the Amended Agreement. The amendment to the Fund’s current advisory agreement to reflect the addition of breakpoints does not require shareholder approval.

The directors approved the continuance of the Fund’s current advisory agreement at a meeting held on July 30-31, 2019 (the “July 2019 Meeting”).

Prior to approval of the Amended Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed Amended Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including materials prepared by the Senior Analyst for the Fund. The directors also discussed the proposed approval in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the underlying fund advised by the Adviser in which the Fund invests.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the proposed advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Amended Advisory Agreement, including the proposed advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Amended Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Amended Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Amended Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent

39

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
CONTINUANCE DISCLOSURE

(continued)	AB Variable Products Series Fund

consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Amended Advisory Agreement.

Costs of Services Provided and Profitability

In connection with their approval of the continuance of the Fund’s current advisory agreement at the July 2019 Meeting, the directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2017 and 2018 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The Adviser agreed to provide the directors with profitability information in connection with future proposed continuances of the Amended Agreement.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the underlying fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Fund’s Class B shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s future profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the November 2019 Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the July 2019 Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1- and 3-year periods ended May 31, 2019 and (in the case of comparisons with the broad-based securities market index) for the period from inception. At the November 2019 Meeting, the directors reviewed updated performance information of the Class A Shares. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the proposed advisory fee rate payable by the Fund to the Adviser and updated pro forma information from the Fund’s Senior Analyst based on information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund for the July 2019 Meeting. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s pro forma effective contractual advisory fee rate (based on projected net assets of $1.09 billion) with a peer group median and took into account the impact on the proposed advisory fee rate of the administrative expense reimbursement payable to the Adviser pursuant to the expense reimbursement provision in the Amended Advisory Agreement.

At the July 2019 Meeting, the directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors previously discussed these matters with an independent fee consultant. The directors also compared the advisory fee rate for the Fund with that for another fund advised by the Adviser with similar investment strategies.

40

AB Variable Products Series Fund

At the July 2019 Meeting, the Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

At the July 2019 Meeting, the directors noted that the Fund invests in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts, and that the Adviser had provided, and they had reviewed, information about the expense ratios of the relevant ETFs. The directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that the advisory fee for the Fund is for services that are in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

In connection with their review of the Fund’s proposed advisory fee, the directors also considered the pro forma total expense ratio of the Class B shares of the Fund (the pro forma information assumes $1.09 billion in Class B Shares) in comparison to a peer group and a peer universe selected by the 15(c) service provider for the July 2019 Meeting. The pro forma Class B expense ratio of the Fund was based on the Fund’s projected net assets of $1.09 billion and the directors considered the Adviser’s expense cap for the Class B Shares of the Fund. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s pro forma expense ratio was acceptable.

Economies of Scale

The directors noted that the proposed advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also previously discussed economies of scale with an independent fee consultant. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the November 2019 Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

41

VPS-GRA-0151-1219

DEC    12.31.19

ANNUAL REPORT

AB VARIABLE PRODUCTS

SERIES FUND, INC.

+	GLOBAL THEMATIC GROWTH PORTFOLIO

Beginning on May 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Portfolio’s shareholder reports from the insurance company that offers your contract unless you specifically request paper copies from the insurance company or from your financial intermediary. Instead of delivering paper copies of the reports, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company or your financial intermediary electronically by following the instructions provided by the insurance company or by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company or by contacting your financial intermediary. Your election to receive reports in paper will apply to all portfolio companies available under your contract with the insurance company.

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

GLOBAL THEMATIC GROWTH

PORTFOLIO	AB Variable Products Series Fund

LETTER TO INVESTORS

February 14, 2020

The following is an update of AB Variable Products Series Fund—Global Thematic Growth Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2019.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is long-term growth of capital. The Portfolio pursues opportunistic growth by investing in a global universe of companies in multiple industries that may benefit from innovation. The Adviser employs a combination of “top-down” and “bottom-up” investment processes with the goal of identifying the most attractive securities worldwide, fitting into broader themes, which are developments that have broad effects across industries and companies. Drawing on its global fundamental research capabilities, the Adviser seeks to identify long-term secular growth trends that will affect multiple industries. The Adviser will assess the effects of these trends on entire industries and on individual companies. Through this process, the Adviser intends to identify key investment themes, which will be the focus of the Portfolio’s investments and which are expected to change over time based on the Adviser’s research.

In addition to this “top-down” thematic approach, the Adviser will also use a “bottom-up” analysis of individual companies that focuses on prospective earnings growth, valuation and quality of company management. The Adviser normally considers a large universe of mid- to large-capitalization companies worldwide for investment.

The Portfolio invests in securities issued by US and non-US companies from multiple industry sectors in an attempt to maximize opportunity, which should also tend to reduce risk. The Portfolio invests in both developed- and emerging-market countries. Under normal market conditions, the Portfolio invests significantly (at least 40%—unless market conditions are not deemed favorable by the Adviser) in securities of non-US companies. In addition, the Portfolio invests, under normal circumstances, in the equity securities of companies located in at least three countries. The percentage of the Portfolio’s assets invested in securities of companies in a particular country or denominated in a particular currency varies in accordance with the Adviser’s assessment of the appreciation potential of such securities.

The Portfolio may invest in any company and industry and in any type of equity security, listed and unlisted, with potential for capital appreciation. It invests in well-known, established companies as well as new, smaller or less-seasoned companies. Investments in new, smaller or less-seasoned companies may offer more reward but may also entail more risk than is generally true of larger, established companies. The Portfolio may also invest in synthetic foreign equity securities, which are various types of warrants used internationally that entitle a holder to buy or sell underlying securities, real estate investment trusts and zero-coupon bonds.

The Portfolio may, at times, invest in shares of exchange-traded funds (“ETFs”) in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Portfolio seeks to invest than direct investments.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. The Adviser may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge all or a portion of its currency risk, the Portfolio may, from time to time, invest in currency-related derivatives, including forward currency exchange contracts, futures contracts, options on futures contracts, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Portfolio may enter into other derivatives transactions, such as options, futures contracts, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of ETFs. These transactions may be used, for example, to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio’s portfolio from a decline in value, sometimes within certain ranges.

INVESTMENT RESULTS

The table on page 5 shows the Portfolio’s performance compared to its benchmark, the Morgan Stanley Capital International All Country World Index (“MSCI ACWI”) (net), for the one-, five- and 10-year periods ended December 31, 2019.

All share classes of the Portfolio outperformed the benchmark for the annual period. Stock selection within the health care, industrials and materials sectors contributed, relative to the benchmark. Stock selection within the technology sector was the main detractor; communication services and financials also detracted modestly. In terms of sector allocation, an underweight to energy and

1

AB Variable Products Series Fund

an overweight to technology contributed, while overweights to utilities and health care detracted. An overweight to Ireland contributed to performance, while an underweight to India detracted.

The Portfolio used derivatives in the form of currency forwards for hedging purposes, which added to absolute returns for the annual period.

MARKET REVIEW AND INVESTMENT STRATEGY

Global stocks recorded strong double-digit returns while emerging markets also rallied during the annual period ended December 31, 2019. After declining sharply at the end of 2018, equity markets rebounded dramatically in January as strong corporate earnings and optimism about a trade truce between the US and China calmed investors. Trade-war tensions resurfaced, however, and emerging geopolitical pressures drove market volatility. Tariff wars, restrictive monetary policy and a decline in industrial production stoked recessionary fears throughout the global economy. In response, the world’s central banks implemented accommodative monetary policies to help support capital markets. Late in the third quarter, equity market performance was accompanied by a sharp style rotation in the US. Quality-growth and lower-volatility stocks, which had been strong performers, lagged and value stocks outperformed. However, for the most part, growth stocks continued to outperform value over the entire period. From a market-capitalization perspective, large-cap stocks outperformed their small-cap peers. In December, equity markets rallied on news that the US and China had agreed to a preliminary phase-one trade deal due to be signed in January 2020.

The Portfolio’s exposures remain focused on secular growth themes, particularly those promoting social and environmental sustainability. This has helped the Portfolio’s Senior Investment Management Team (the “Team”) to identify companies with strong competitive advantages and high returns on invested capital that the Team believes are more likely to sustain higher-than-average growth over the long term. The Team believes organic sales and earnings growth will be a key driver of returns going forward. The Portfolio is positioned particularly well in this regard.

2

GLOBAL THEMATIC GROWTH PORTFOLIO

DISCLOSURES AND RISKS	AB Variable Products Series Fund

Benchmark Disclosure

The MSCI ACWI is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI ACWI (net, free float-adjusted, market capitalization weighted) represents the equity market performance of developed and emerging markets. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns reflect the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Market Risk: The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as the Portfolio’s growth approach, may underperform the market generally.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade or dispose of due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Capitalization Risk: Investments in mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in mid-capitalization companies may have additional risks because these companies may have limited product lines, markets or financial resources.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Portfolio. Derivatives may also be subject to counterparty risk to a greater degree than more traditional investments.

Focused Portfolio Risk: Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio’s net asset value (“NAV”).

Leverage Risk: To the extent the Portfolio uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Portfolio’s investments.

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Variable Products prospectus. As with all investments, you may lose money by investing in the Portfolio.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your financial advisor or insurance agent representative at your financial institution to obtain portfolio performance information current to the most recent month end.

(Disclosures, Risks and Note About Historical Performance continued on next page)

3

DISCLOSURES AND RISKS

(continued)	AB Variable Products Series Fund

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For additional copies of the Portfolio’s prospectus or summary prospectus, which contains this and other information, call your financial advisor or (800) 227 4618. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Performance assumes reinvestment of distributions and does not account for taxes.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

4

GLOBAL THEMATIC GROWTH PORTFOLIO

HISTORICAL PERFORMANCE	AB Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARK	Net Asset Value Returns
PERIODS ENDED DECEMBER 31, 2019 (unaudited)	1 Year	5 Years[1]	10 Years[1]

Global Thematic Growth Portfolio Class A	30.16%	10.41%	8.21%

Global Thematic Growth Portfolio Class B	29.78%	10.13%	7.94%

MSCI ACWI (net)	26.60%	8.41%	8.79%

1   Average annual returns.

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.01% and 1.25% for Class A and Class B shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios to 0.96% and 1.20% for Class A and Class B shares, respectively. These waivers/reimbursements may not be terminated before May 1, 2020 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

GROWTH OF A $10,000 INVESTMENT

12/31/2009 to 12/31/2019 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in Global Thematic Growth Portfolio Class A shares (from 12/31/2009 to 12/31/2019) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

5

GLOBAL THEMATIC GROWTH PORTFOLIO

EXPENSE EXAMPLE (unaudited)	AB Variable Products Series Fund

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of each class’ table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of each class’ table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each classes’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,073.50	$5.23	1.00%
Hypothetical (5% annual return before expenses)	$1,000	$1,020.16	$5.09	1.00%

Class B
Actual	$1,000	$1,072.20	$6.53	1.25%
Hypothetical (5% annual return before expenses)	$1,000	$1,018.90	$6.36	1.25%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

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GLOBAL THEMATIC GROWTH PORTFOLIO
TEN LARGEST HOLDINGS[1]

December 31, 2019 (unaudited)	AB Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Nike, Inc.—Class B	$3,854,845	2.8%
Koninklijke Philips NV	3,787,020	2.8
HDFC Bank Ltd.	3,423,416	2.5
American Water Works Co., Inc.	3,384,395	2.5
Vestas Wind Systems A/S	3,318,061	2.4
Bio-Rad Laboratories, Inc.—Class A	3,174,857	2.3
Erste Group Bank AG	3,131,932	2.3
West Pharmaceutical Services, Inc.	3,117,844	2.3
Kingspan Group PLC	3,068,487	2.2
Xylem, Inc./NY	3,049,961	2.2

	$33,310,818	24.3%

SECTOR BREAKDOWN2

December 31, 2019 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Information Technology	$33,983,258	24.9%
Health Care	30,002,847	21.9
Industrials	17,495,105	12.8
Financials	16,674,127	12.2
Consumer Discretionary	11,024,144	8.1
Consumer Staples	8,244,782	6.0
Materials	8,011,596	5.8
Utilities	3,673,705	2.7
Communication Services	1,719,888	1.3
Short-Term Investments	5,816,019	4.3

Total Investments	$136,645,471	100.0%

1	Long-term investments.

2	The Portfolio’s sector breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

7

GLOBAL THEMATIC GROWTH PORTFOLIO
COUNTRY BREAKDOWN[1]

December 31, 2019 (unaudited)	AB Variable Products Series Fund

COUNTRY	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
United States	$59,738,518	43.7%
Netherlands	11,066,056	8.1
Japan	8,755,650	6.4
Ireland	7,603,032	5.6
India	6,266,214	4.6
Denmark	6,049,356	4.4
China	5,411,200	4.0
Switzerland	5,357,633	3.9
France	5,280,677	3.9
Germany	5,127,230	3.7
Austria	3,131,932	2.3
Hong Kong	2,520,103	1.8
Brazil	2,262,861	1.7
United Kingdom	2,258,990	1.6
Short-Term Investments	5,816,019	4.3

Total Investments	$136,645,471	100.0%

1	All data are as of December 31, 2019. The Portfolio’s country breakdown is expressed as a percentage of total investments and may vary over time.

8

GLOBAL THEMATIC GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS

December 31, 2019	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–95.6%
INFORMATION TECHNOLOGY–24.8%
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–4.4%
Flex Ltd.(a)	217,890	$2,749,772
Horiba Ltd.	14,900	993,441
Keyence Corp.	6,600	2,317,513

		6,060,726

IT SERVICES–6.9%
Adyen NV(a)(b)	2,980	2,451,335
Pagseguro Digital Ltd.(a)(c)	66,243	2,262,861
Square, Inc.–Class A(a)(c)	31,141	1,948,181
Visa, Inc.–Class A	14,530	2,730,187

		9,392,564

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–4.8%
Infineon Technologies AG	107,320	2,424,825
NVIDIA Corp.	8,668	2,039,580
NXP Semiconductors NV	16,340	2,079,429

		6,543,834

SOFTWARE–6.6%
Dassault Systemes SE	17,180	2,833,417
Microsoft Corp.	15,660	2,469,582
Proofpoint, Inc.(a)	17,614	2,021,735
Zendesk, Inc.(a)	23,410	1,793,908

		9,118,642

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS–2.1%
Apple, Inc.	9,765	2,867,492

		33,983,258

HEALTH CARE–21.9%
BIOTECHNOLOGY–1.6%
Abcam PLC	126,140	2,258,990

HEALTH CARE EQUIPMENT & SUPPLIES–7.1%
Danaher Corp.	18,430	2,828,637
Koninklijke Philips NV	77,470	3,787,020
West Pharmaceutical Services, Inc.	20,740	3,117,844

		9,733,501

HEALTH CARE PROVIDERS & SERVICES–4.1%
Apollo Hospitals Enterprise Ltd.	140,867	2,842,798
UnitedHealth Group, Inc.	9,280	2,728,134

		5,570,932

LIFE SCIENCES TOOLS & SERVICES–9.1%
Bio-Rad Laboratories, Inc.–Class A(a)	8,580	$3,174,857
Bruker Corp.	44,010	2,243,190
Gerresheimer AG	34,941	2,702,405
ICON PLC(a)	10,200	1,756,746
Tecan Group AG	9,120	2,562,226

		12,439,424

		30,002,847

INDUSTRIALS–12.8%
AEROSPACE & DEFENSE–1.4%
Hexcel Corp.	26,039	1,908,919

BUILDING PRODUCTS–2.3%
Kingspan Group PLC	50,240	3,068,487

COMMERCIAL SERVICES & SUPPLIES–0.7%
China Everbright International Ltd.	1,263,407	1,013,125

ELECTRICAL EQUIPMENT–4.2%
Schneider Electric SE	23,820	2,447,260
Vestas Wind Systems A/S	32,850	3,318,061

		5,765,321

MACHINERY–2.2%
Xylem, Inc./NY	38,710	3,049,961

PROFESSIONAL SERVICES–2.0%
Recruit Holdings Co., Ltd.	71,800	2,689,292

		17,495,105

FINANCIALS–12.2%
BANKS–4.8%
Erste Group Bank AG(a)	83,380	3,131,932
HDFC Bank Ltd.	191,346	3,423,416

		6,555,348

CAPITAL MARKETS–5.6%
Charles Schwab Corp. (The)	37,426	1,779,981
MSCI, Inc.–Class A	11,710	3,023,288
Partners Group Holding AG	3,050	2,795,407

		7,598,676

INSURANCE–1.8%
AIA Group Ltd.	239,600	2,520,103

		16,674,127

CONSUMER DISCRETIONARY–8.1%
AUTO COMPONENTS–1.8%
Aptiv PLC	25,570	2,428,383

DIVERSIFIED CONSUMER SERVICES–1.7%
Bright Horizons Family Solutions, Inc.(a)	15,650	2,352,039

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GLOBAL THEMATIC GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

INTERNET & DIRECT MARKETING RETAIL–1.8%
Alibaba Group Holding Ltd.(a)	89,840	$2,388,877

TEXTILES, APPAREL & LUXURY GOODS–2.8%
NIKE, Inc.–Class B	38,050	3,854,845

		11,024,144

CONSUMER STAPLES–6.0%
FOOD PRODUCTS–2.0%
Kerry Group PLC–Class A	22,290	2,777,799

HOUSEHOLD PRODUCTS–4.0%
Procter & Gamble Co. (The)	21,710	2,711,579
Unicharm Corp.	81,600	2,755,404

		5,466,983

		8,244,782

MATERIALS–5.8%
CHEMICALS–5.8%
Chr Hansen Holding A/S	34,370	2,731,295
Ecolab, Inc.	13,120	2,532,029
Koninklijke DSM NV	21,020	2,748,272

		8,011,596

UTILITIES–2.7%
WATER UTILITIES–2.7%
American Water Works Co., Inc.	27,549	3,384,395
Beijing Enterprises Water Group Ltd.(a)	572,000	289,310

		3,673,705

COMMUNICATION SERVICES–1.3%
INTERACTIVE MEDIA & SERVICES–1.3%
Tencent Holdings Ltd.	35,700	$1,719,888

Total Common Stocks (cost $93,431,784)		130,829,452

SHORT-TERM INVESTMENTS–4.2%
INVESTMENT COMPANIES–4.2%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 1.53%(d)(e)(f) (cost $5,816,019)	5,816,019	5,816,019

TOTAL INVESTMENTS–99.8% (cost $99,247,803)		136,645,471
Other assets less liabilities–0.2%		236,469

NET ASSETS–100.0%		$136,881,940

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	USD	546	RUB	35,119	1/17/20	$18,943
Bank of America, NA	CHF	335	USD	345	3/16/20	(3,072)
Bank of America, NA	USD	2,570	AUD	3,717	3/16/20	43,590
Barclays Bank PLC	INR	387,459	USD	5,380	1/16/20	(54,771)
Barclays Bank PLC	USD	1,303	INR	93,189	1/16/20	4,157
Barclays Bank PLC	USD	1,577	KRW	1,843,952	2/06/20	19,252
Barclays Bank PLC	CNY	11,921	USD	1,674	2/13/20	(36,938)
Barclays Bank PLC	USD	1,058	CNY	7,426	2/13/20	8,037
Barclays Bank PLC	USD	1,744	TWD	52,811	2/20/20	27,923
Barclays Bank PLC	EUR	455	USD	507	3/16/20	(6,078)
Barclays Bank PLC	USD	1,775	EUR	1,582	3/16/20	7,642
Barclays Bank PLC	USD	206	HKD	1,607	3/16/20	(57)
Citibank, NA	BRL	2,105	USD	522	1/03/20	(1,039)

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AB Variable Products Series Fund

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Citibank, NA	USD	508	BRL	2,105	1/03/20	$15,623
Citibank, NA	BRL	2,379	USD	585	2/04/20	(6,043)
Citibank, NA	EUR	3,294	USD	3,681	3/16/20	(31,210)
Citibank, NA	HKD	6,468	USD	828	3/16/20	(1,391)
Citibank, NA	USD	2,723	CAD	3,588	3/16/20	41,168
JPMorgan Chase Bank, NA	INR	50,733	USD	710	1/16/20	(1,519)
JPMorgan Chase Bank, NA	GBP	232	USD	304	3/16/20	(3,470)
JPMorgan Chase Bank, NA	USD	664	JPY	71,725	3/16/20	(1,799)
Morgan Stanley & Co., Inc.	JPY	71,725	USD	663	3/16/20	472
Natwest Markets PLC	INR	33,810	USD	467	1/16/20	(6,998)
Natwest Markets PLC	EUR	1,901	USD	2,111	3/16/20	(30,668)
Natwest Markets PLC	USD	1,007	EUR	901	3/16/20	7,926
Standard Chartered Bank	USD	872	INR	62,317	1/16/20	1,919
Standard Chartered Bank	USD	1,010	INR	71,946	1/16/20	(531)
Standard Chartered Bank	USD	200	KRW	232,336	2/06/20	999
Standard Chartered Bank	USD	1,413	CNY	9,948	2/13/20	14,706
State Street Bank & Trust Co.	CHF	970	USD	992	3/16/20	(15,470)
State Street Bank & Trust Co.	EUR	1,343	USD	1,493	3/16/20	(20,499)
State Street Bank & Trust Co.	GBP	262	USD	343	3/16/20	(4,768)
State Street Bank & Trust Co.	HKD	17,661	USD	2,265	3/16/20	(270)
State Street Bank & Trust Co.	JPY	37,395	USD	344	3/16/20	(1,711)
State Street Bank & Trust Co.	USD	947	GBP	735	3/16/20	28,495
State Street Bank & Trust Co.	USD	343	HKD	2,677	3/16/20	(83)
State Street Bank & Trust Co.	USD	344	JPY	37,395	3/16/20	1,404
State Street Bank & Trust Co.	USD	243	NOK	2,208	3/16/20	8,665
State Street Bank & Trust Co.	USD	823	SEK	7,682	3/16/20	(350)
State Street Bank & Trust Co.	USD	473	ZAR	6,997	3/16/20	21,353
State Street Bank & Trust Co.	USD	292	MXN	5,632	3/17/20	2,156
UBS AG	BRL	2,105	USD	498	1/03/20	(24,912)
UBS AG	USD	522	BRL	2,105	1/03/20	1,039
UBS AG	EUR	14,099	USD	15,774	3/16/20	(113,154)
UBS AG	USD	3,978	GBP	3,018	3/16/20	27,237

						$(64,095)

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2019, the market value of this security amounted to $2,451,335 or 1.8% of net assets.

(c)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(d)	Affiliated investments.

(e)	The rate shown represents the 7-day yield as of period end.

(f)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

11

GLOBAL THEMATIC GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Currency Abbreviations:

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CHF—Swiss Franc

CNY—Chinese Yuan Renminbi

EUR—Euro

GBP—Great British Pound

HKD—Hong Kong Dollar

INR—Indian Rupee

JPY—Japanese Yen

KRW—South Korean Won

MXN—Mexican Peso

NOK—Norwegian Krone

RUB—Russian Ruble

SEK—Swedish Krona

TWD—New Taiwan Dollar

USD—United States Dollar

ZAR—South African Rand

See notes to financial statements.

12

GLOBAL THEMATIC GROWTH PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES

December 31, 2019	AB Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $93,431,784)	$130,829,452	(a)
Affiliated issuers (cost $5,816,019)	5,816,019
Foreign currencies, at value (cost $236,160)	237,426
Receivable for investment securities sold and foreign currency transactions	355,214
Unrealized appreciation on forward currency exchange contracts	302,706
Unaffiliated dividends receivable	150,083
Receivable for capital stock sold	9,047
Affiliated dividends receivable	7,358

Total assets	137,707,305

LIABILITIES
Unrealized depreciation on forward currency exchange contracts	366,801
Payable for capital stock redeemed	212,388
Advisory fee payable	77,632
Audit and tax fee payable	51,784
Payable for investment securities purchased and foreign currency transactions	29,553
Administrative fee payable	21,213
Distribution fee payable	19,042
Transfer Agent fee payable	132
Accrued expenses	46,820

Total liabilities	825,365

NET ASSETS	$136,881,940

COMPOSITION OF NET ASSETS
Capital stock, at par	$4,199
Additional paid-in capital	85,337,050
Distributable earnings	51,540,691

	$136,881,940

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$43,236,623	1,289,900	$33.52

B	$93,645,317	2,909,012	$32.19

(a)	Includes securities on loan with a value of $3,452,188 (see Note E).

See notes to financial statements.

13

GLOBAL THEMATIC GROWTH PORTFOLIO
STATEMENT OF OPERATIONS

Year Ended December 31, 2019	AB Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $98,986)	$1,500,170
Affiliated issuers	131,709
Securities lending income	4,721

1,636,600

EXPENSES
Advisory fee (see Note B)	974,806
Distribution fee—Class B	223,964
Transfer agency—Class A	1,988
Transfer agency—Class B	4,409
Custodian	105,366
Administrative	77,506
Audit and tax	62,132
Printing	53,586
Legal	35,421
Directors’ fees	22,925
Miscellaneous	18,023

Total expenses	1,580,126
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(70,942)

Net expenses	1,509,184

Net investment income	127,416

REALIZED AND UNREALIZED GAIN ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain on:
Investment transactions	13,595,317
Forward currency exchange contracts	520,603
Foreign currency transactions	47,851
Net change in unrealized appreciation/depreciation of:
Investments(a)	19,085,358
Forward currency exchange contracts	79,286
Foreign currency denominated assets and liabilities	4,363

Net gain on investment and foreign currency transactions	33,332,778

NET INCREASE IN NET ASSETS FROM OPERATIONS	$33,460,194

(a)	Net of decrease in accrued foreign capital gains taxes of $8,092.

See notes to financial statements.

14

GLOBAL THEMATIC GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	AB Variable Products Series Fund

	Year Ended December 31, 2019	Year Ended December 31, 2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$127,416	$277,413
Net realized gain on investment and foreign currency transactions	14,163,771	7,396,267
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	19,169,007	(20,681,230)

Net increase (decrease) in net assets from operations	33,460,194	(13,007,550)
Distributions to Shareholders
Class A	(2,381,432)	–0	–
Class B	(5,188,929)	–0	–
CAPITAL STOCK TRANSACTIONS
Net decrease	(5,755,781)	(16,696,371)

Total increase (decrease)	20,134,052	(29,703,921)
NET ASSETS
Beginning of period	116,747,888	146,451,809

End of period	$136,881,940	$116,747,888

See notes to financial statements.

15

GLOBAL THEMATIC GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

December 31, 2019	AB Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AB Global Thematic Growth Portfolio (the “Portfolio”) is a series of AB Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers eleven separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

16

AB Variable Products Series Fund

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2019:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks:
Information Technology	$22,962,727		$11,020,531		$–0	–	$33,983,258
Health Care	18,108,398		11,894,449		–0	–	30,002,847
Industrials	8,027,367		9,467,738		–0	–	17,495,105
Financials	4,803,269		11,870,858		–0	–	16,674,127
Consumer Discretionary	11,024,144		–0	–	–0	–	11,024,144
Consumer Staples	5,489,378		2,755,404		–0	–	8,244,782
Materials	5,263,324		2,748,272		–0	–	8,011,596
Utilities	3,384,395		289,310		–0	–	3,673,705
Communication Services	–0	–	1,719,888		–0	–	1,719,888
Short-Term Investments	5,816,019		–0	–	–0	–	5,816,019

Total Investments in Securities	84,879,021		51,766,450	(a)	–0	–	136,645,471
Other Financial Instruments(b):
Assets:
Forward Currency Exchange Contracts	–0	–	302,706		–0	–	302,706
Liabilities:
Forward Currency Exchange Contracts	–0	–	(366,801)		–0	–	(366,801)

Total	$84,879,021		$51,702,355		$–0	–	$136,581,376

(a)	A significant portion of the Portfolio’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

(b)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

17

GLOBAL THEMATIC GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. Effective September 4, 2018, the Adviser has contractually agreed to waive its management fee and/or bear expenses of the Portfolio in order to reduce the Portfolio’s total operating expenses by an amount equal to .05% on an annual basis of the average net assets for Class A and Class B. For the year ended December 31, 2019, such reimbursements/waivers amounted to $64,987. This fee waiver and/or expense reimbursement agreement extends through May 1, 2020 and then may be extended by the Adviser for additional one-year terms.

18

AB Variable Products Series Fund

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2019, the reimbursement for such services amounted to $77,506.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,491 for the year ended December 31, 2019.

The Portfolio may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of ..10%) until August 31, 2020. In connection with the investment by the Portfolio in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Portfolio in an amount equal to the Portfolio’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. For the year ended December 31, 2019, such waiver amounted to $5,896.

A summary of the Portfolio’s transactions in AB mutual funds for the year ended December 31, 2019 is as follows:

Fund	Market Value 12/31/18 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 12/31/19 (000)	Dividend Income (000)
Government Money Market Portfolio	$2,718	$38,720	$35,622	$5,816	$126
Government Money Market Portfolio*	1,997	3,420	5,417	0	6

Total				$5,816	$132

*	Investments of cash collateral for securities lending transactions (see Note E).

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, a worldwide leader in life, property and casualty and health insurance and asset management, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (now named Equitable Holdings, Inc.)(“Equitable”), through an initial public offering. Equitable is the holding company for a diverse group of financial services companies, including an approximately 65.3% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings, most recently during the fourth quarter of 2019. As a result, AXA currently owns 10.1% of the outstanding shares of common stock of Equitable, and no longer owns a controlling interest in Equitable. AXA previously announced its intention to sell its entire interest in Equitable over time, subject to market conditions and other factors (the “Plan”). Most of AXA’s remaining Equitable shares are to be delivered on redemption of AXA bonds mandatorily exchangeable into Equitable shares and maturing in May 2021. AXA retains sole discretion to determine the timing of any future sales of its remaining shares of Equitable common stock.

The latest transaction under the Plan, which occurred on November 13, 2019, resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and was deemed an “assignment” causing a termination of the Portfolio’s investment advisory agreement. In order to ensure that investment advisory services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved a new investment advisory agreement with the Adviser, and shareholders of the Portfolio subsequently approved the new investment advisory agreement. This agreement became effective on November 13, 2019.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to

19

GLOBAL THEMATIC GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2019 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$52,798,226		$68,702,988
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$99,586,045

Gross unrealized appreciation	$39,063,003
Gross unrealized depreciation	(1,977,403)

Net unrealized appreciation	$37,085,600

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal type of derivative utilized by the Portfolio, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended December 31, 2019, the Portfolio held forward currency exchange contracts for hedging purposes.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

20

AB Variable Products Series Fund

The Portfolio’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s OTC counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the year ended December 31, 2019, the Portfolio had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	$302,706	Unrealized depreciation on forward currency exchange contracts	$366,801

Total		$302,706		$366,801

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	$520,603	$79,286

Total		$520,603	$79,286

The following table represents the average monthly volume of the Portfolio’s derivative transactions during the year ended December 31, 2019:

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$26,914,022
Average principal amount of sale contracts	$36,095,233

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Portfolio as of December 31, 2019. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*	Security Collateral Received*	Net Amount of Derivative Assets
Bank of America, NA	$62,533	$(3,072)	$–0	–	$–0	–	$59,461
Barclays Bank PLC	67,011	(67,011)	–0	–	–0	–	–0	–
Citibank, NA	56,791	(39,683)	–0	–	–0	–	17,108
Morgan Stanley & Co., Inc.	472	–0	–	–0	–	–0	–	472
Natwest Markets PLC	7,926	(7,926)	–0	–	–0	–	–0	–
Standard Chartered Bank	17,624	(531)	–0	–	–0	–	17,093
State Street Bank & Trust Co.	62,073	(43,151)	–0	–	–0	–	18,922
UBS AG	28,276	(28,276)	–0	–	–0	–	–0	–

Total	$302,706	$(189,650)	$–0	–	$–0	–	$113,056	^

21

GLOBAL THEMATIC GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*	Security Collateral Pledged*	Net Amount of Derivative Liabilities
Bank of America, NA	$3,072	$(3,072)	$–0	–	$–0	–	$–0	–
Barclays Bank PLC	97,844	(67,011)	–0	–	–0	–	30,833
Citibank, NA	39,683	(39,683)	–0	–	–0	–	–0	–
JPMorgan Chase Bank, NA	6,788	–0	–	–0	–	–0	–	6,788
Natwest Markets PLC	37,666	(7,926)	–0	–	–0	–	29,740
Standard Chartered Bank	531	(531)	–0	–	–0	–	–0	–
State Street Bank & Trust Co.	43,151	(43,151)	–0	–	–0	–	–0	–
UBS AG	138,066	(28,276)	–0	–	–0	–	109,790

Total	$366,801	$(189,650)	$–0	–	$–0	–	$177,151	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Portfolio cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Portfolio receives non-cash collateral, the Portfolio will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Portfolio earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Portfolio in Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Portfolio’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may

22

AB Variable Products Series Fund

fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

A summary of the Portfolio’s transactions surrounding securities lending for the year ended December 31, 2019 is as follows:

Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*	Income from Borrowers	Government Money Market Portfolio
				Income Earned	Advisory Fee Waived
$3,452,188	$0	$3,459,978	$4,721	$5,554	$59

*	As of December 31, 2019.

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES			AMOUNT
	Year Ended December 31, 2019	Year Ended December 31, 2018		Year Ended December 31, 2019	Year Ended December 31, 2018
Class A
Shares sold	114,338	216,094		$3,589,027	$6,612,541
Shares issued in reinvestment of dividends	77,119	–0	–	2,381,432	–0	–
Shares redeemed	(210,261)	(230,647)		(6,622,981)	(7,032,186)

Net decrease	(18,804)	(14,553)		$(652,522)	$(419,645)

Class B
Shares sold	303,140	353,636		$9,139,286	$10,398,435
Shares issued in reinvestment of dividends	174,829	–0	–	5,188,929	–0	–
Shares redeemed	(643,894)	(913,680)		(19,431,474)	(26,675,161)

Net decrease	(165,925)	(560,044)		$(5,103,259)	$(16,276,726)

At December 31, 2019, certain shareholders of the Portfolio owned 67% in aggregate of the Portfolio’s outstanding shares. Significant transactions by such shareholders, if any, may impact the Portfolio’s performance.

NOTE G : Risks Involved in Investing in the Portfolio

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade or dispose of due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Capitalization Risk—Investments in mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in mid-capitalization companies may have additional risks because these companies may have limited product lines, markets or financial resources.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Focused Portfolio Risk—Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio’s net asset value, or NAV.

23

GLOBAL THEMATIC GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

Leverage Risk—When the Portfolio borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Portfolio, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Portfolio than if the Portfolio were not leveraged, but may also adversely affect returns, particularly if the market is declining.

LIBOR Risk—The Portfolio may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority, which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR remains unclear. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Portfolio’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Portfolio’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2019.

NOTE I: Components of Accumulated Earnings (Deficit)

The tax character of distributions paid during the fiscal years ended December 31, 2019 and December 31, 2018 were as follows:

	2019	2018
Distributions paid from:
Ordinary income	$316,132	$–0	–
Net long-term capital gains	7,254,229	–0	–

Total taxable distributions paid	$7,570,361	$–0	–

As of December 31, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$1,035,104
Undistributed capital gains	13,419,311
Unrealized appreciation/(depreciation)	37,086,276	(a)

Total accumulated earnings/(deficit)	$51,540,691

(a)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, return of capital distributions received from underlying securities, and the tax deferral of losses on wash sales.

24

AB Variable Products Series Fund

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2019, the Portfolio did not have any capital loss carryforwards.

During the current fiscal year, there were no permanent differences that resulted in adjustments to distributable earnings or additional paid-in capital.

NOTE J: Recent Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement which removes, modifies and adds disclosures to Topic 820. The amendments in this ASU 2018-13 (“ASU”) apply to all entities that are required, under existing U.S. GAAP, to make disclosures about recurring or nonrecurring fair value measurements. The amendments in this ASU are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated the impact of the amendments and elected to early adopt the ASU. The adoption of this ASU did not have a material impact on the disclosure and presentation of the financial statements of the Portfolio.

NOTE K: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

25

GLOBAL THEMATIC GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Year Ended December 31,
	2019		2018		2017		2016		2015
Net asset value, beginning of period	$27.35		$30.32		$22.29		$22.43		$21.80

Income From Investment Operations
Net investment income (a)	.08	(b)	.11	(b)	.03	(b)	.04	(b)†	.02
Net realized and unrealized gain (loss) on investment and foreign currency transactions	8.00		(3.08)		8.13		(.18)		.60
Contributions from Affiliates	–0	–	–0	–	–0	–	–0	–	.01

Net increase (decrease) in net asset value from operations	8.08		(2.97)		8.16		(.14)		.63

Less: Dividends and Distributions
Dividends from net investment income	(.13)		–0	–	(.13)		–0	–	–0	–
Distributions from net realized gain on investment transactions	(1.78)		–0	–	–0	–	–0	–	–0	–

Total dividends and distributions	(1.91)		–0	–	(.13)		–0	–	–0	–

Net asset value, end of period	$33.52		$27.35		$30.32		$22.29		$22.43

Total Return
Total investment return based on net asset value (c)*	30.16%		(9.79)%		36.66%		(.62	)%†	2.89%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$43,237		$35,799		$40,121		$28,458		$31,534
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.99%		.99%		1.02%		1.06%		1.01%
Expenses, before waivers/reimbursements	1.04%		1.01%		1.02%		1.06%		1.01%
Net investment income	.27	%(b)	.37	%(b)	.09	%(b)	.17	%(b)†	.07%
Portfolio turnover rate	43%		32%		40%		54%		47%

See footnote summary on page 27.

26

AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Year Ended December 31,
	2019		2018		2017		2016		2015
Net asset value, beginning of period	$26.33		$29.25		$21.52		$21.71		$21.15

Income From Investment Operations
Net investment income (loss) (a)	.01	(b)	.04	(b)	(.04	)(b)	(.02	)(b)†	(.04)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	7.68		(2.96)		7.84		(.17)		.59
Contributions from Affiliates	–0	–	–0	–	–0	–	–0	–	.01

Net increase (decrease) in net asset value from operations	7.69		(2.92)		7.80		(.19)		.56

Less: Dividends and Distributions
Dividends from net investment income	(.05)		–0	–	(.07)		–0	–	–0	–
Distributions from net realized gain on investment transactions	(1.78)		–0	–	–0	–	–0	–	–0	–

Total dividends and distributions	(1.83)		–0	–	(.07)		–0	–	–0	–

Net asset value, end of period	$32.19		$26.33		$29.25		$21.52		$21.71

Total Return
Total investment return based on net asset value (c)*	29.78%		(9.98)%		36.30%		(.87	)%†	2.65%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$93,645		$80,949		$106,331		$78,625		$92,298
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.24%		1.24%		1.26%		1.31%		1.26%
Expenses, before waivers/reimbursements	1.29%		1.25%		1.27%		1.31%		1.26%
Net investment income (loss)	.02	%(b)	.13	%(b)	(.15	)%(b)	(.07	)%(b)†	(.17)%
Portfolio turnover rate	43%		32%		40%		54%		47%

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

†	For the year ended December 31, 2016, the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$.004	.02%	.02%

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended December 31, 2017, December 31, 2016 and December 31, 2015 by .04%, .28% and .01%, respectively.

See notes to financial statements.

27

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM	AB Variable Products Series Fund

To the Shareholders and the Board of Directors of AB Global Thematic Growth Portfolio:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Global Thematic Growth Portfolio (the “Portfolio”) (one of the portfolios constituting AB Variable Products Series Fund, Inc. (the “Fund”)), including the portfolio of investments, as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting AB Variable Products Series Fund, Inc.) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

February 14, 2020

28

2019 FEDERAL TAX INFORMATION (unaudited)	AB Variable Products Series Fund

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable year ended December 31, 2019. For corporate shareholders, 99.95% of dividends paid qualify for the dividends received deduction.

29

GLOBAL THEMATIC GROWTH

PORTFOLIO	AB Variable Products Series Fund

BOARD OF DIRECTORS
Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez^ Michael J. Downey(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS
Daniel C. Roarty(2), Vice President Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Analyst	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

CUSTODIAN AND ACCOUNTING AGENT	LEGAL COUNSEL
State Street Bank and Trust Company	Seward & Kissel LLP
State Street Corporation CCB/5 1 Iron Street Boston, MA 02210	One Battery Park Plaza New York, NY 10004

DISTRIBUTOR	TRANSFER AGENT
AllianceBernstein Investments, Inc.	AllianceBernstein Investor Services, Inc.
1345 Avenue of the Americas New York, NY 10105	P.O. Box 786003 San Antonio, TX 78278-6003 Toll-Free (800) 221-5672

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
Ernst & Young LLP
5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Portfolio’s portfolio are made by the Adviser’s Thematic and Sustainable Equities Investment Team. Mr. Roarty is the investment professional with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

^	Mr. Bermudez will be a member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee when he joins the Board on January 1, 2020.

30

GLOBAL THEMATIC GROWTH PORTFOLIO

MANAGEMENT OF THE FUND	AB Variable Products Series Fund

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 59 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	91	None

DISINTERESTED DIRECTORS

Marshall C. Turner, Jr., ## Chairman of the Board 78 (2005)	Private Investor since prior to 2015. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	91	Xilinx, Inc. (programmable logic semi-conductors) since 2007

Jorge A. Bermudez,^ 68 (2020)	Private investor since prior to 2015. Former Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008, Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007, and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016. He has served as director or trustee of the AB Funds since 2020.	91	Moody’s Corporation since April 2011

31

GLOBAL THEMATIC GROWTH PORTFOLIO
MANAGEMENT OF THE FUND

(continued)	AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Michael J. Downey, ## 76 (2005)	Private Investor since prior to 2015. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2015 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	91	None

Nancy P. Jacklin, ## 71 (2006)	Private Investor since prior to 2015. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008–2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002–May 2006); Partner, Clifford Chance (1992–2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985–1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982–1985); and Attorney Advisor, U.S. Department of the Treasury (1973–1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	91	None

Carol C. McMullen, ## 64 (2016)

Managing Director of Slalom Consulting (consulting) since 2014, private investor and member of the Advisory Board of Butcher Box (since 2018). Formerly, member, Partners Healthcare Investment Committee (2010–2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.

		91	None

32

AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Garry L. Moody, ## 67 (2008)	Formerly, Partner, Deloitte & Touche LLP (1995–2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993–1995) where he was responsible for accounting, pricing, custody and reporting for the Fidelity Mutual funds; and Partner, Ernst & Young LLP (1975–1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He is also a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council Governing Council. He has served as a director or trustee, and as Chairman of the Audit Committees of the AB Funds since 2008.	91	None

Earl D. Weiner, ## 80 (2007)	Senior Counsel since 2017, Of Counsel from 2007 to 2016, and Partner prior to then, of the law firm Sullivan & Cromwell LLP. He is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	91	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal & Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to this position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

^	Mr. Bermudez will be a member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee when he joins the Board on January 1, 2020.

33

GLOBAL THEMATIC GROWTH PORTFOLIO
MANAGEMENT OF THE FUND

(continued)	AB Variable Products Series Fund

Officer Information

Certain information concerning the Portfolio’s Officers is listed below.

NAME, ADDRESS,* AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 59	President and Chief Executive Officer	See biography above.

Daniel C. Roarty 48	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2015. He is also Chief Investment Officer of Thematic and Sustainable Equities.

Emilie D. Wrapp 64	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2015.

Michael B. Reyes 43	Senior Analyst	Vice President of the Adviser**, with which he has been associated since prior to 2015.

Joseph J. Mantineo 60	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2015.

Phyllis J. Clarke 59	Controller	Vice President of ABIS**, with which she has been associated since prior to 2015.

Vincent S. Noto 55	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since prior to 2015.

*	The address for each of the Portfolio’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or the Adviser at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

34

GLOBAL THEMATIC GROWTH PORTFOLIO

CONTINUANCE DISCLOSURE	AB Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AB Variable Products Series Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Global Thematic Growth Portfolio (the “Fund”) at a meeting held on May 7-9, 2019 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2017 and 2018 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with

35

GLOBAL THEMATIC GROWTH PORTFOLIO
CONTINUANCE DISCLOSURE

(continued)	AB Variable Products Series Fund

the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the underlying fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Fund’s Class B shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2019. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and noted that it was above the median. The directors also took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients pursuing an investment strategy similar to the Fund’s. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds pursuing an investment strategy similar to the Fund’s, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors previously discussed these matters with an independent fee consultant. The directors also compared the advisory fee rate for the Fund with those for two other funds advised by the Adviser with a similar investment strategy.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to funds such as the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

36

AB Variable Products Series Fund

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s expense ratio was above the peer group median. After reviewing and discussing the Adviser’s explanations of the reasons for this, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also previously discussed economies of scale with an independent fee consultant. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

37

VPS-GTG-0151-1219

DEC    12.31.19

ANNUAL REPORT

AB VARIABLE PRODUCTS SERIES FUND, INC.

+	GROWTH AND INCOME PORTFOLIO

Beginning on May 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Portfolio’s shareholder reports from the insurance company that offers your contract unless you specifically request paper copies from the insurance company or from your financial intermediary. Instead of delivering paper copies of the reports, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company or your financial intermediary electronically by following the instructions provided by the insurance company or by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company or by contacting your financial intermediary. Your election to receive reports in paper will apply to all portfolio companies available under your contract with the insurance company.

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

GROWTH AND INCOME PORTFOLIO	AB Variable Products Series Fund

LETTER TO INVESTORS

February 14, 2020

The following is an update of AB Variable Products Series Fund—Growth and Income Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2019.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is long-term growth of capital. The Portfolio invests primarily in the equity securities of US companies that the Adviser believes are undervalued.

The Portfolio may enter into derivatives transactions, such as options, futures contracts, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds (“ETFs”). These transactions may be used, for example, to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio’s portfolio from a decline in value, sometimes within certain ranges.

The Portfolio may, at times, invest in shares of ETFs in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the types of companies and geographic locations in which the Portfolio seeks to invest than direct investments.

INVESTMENT RESULTS

The table on page 3 shows the Portfolio’s performance compared to its benchmark, the Russell 1000 Value Index, for the one-, five- and 10-year periods ended December 31, 2019.

All share classes of the Portfolio underperformed the benchmark for the annual period. Sector selection detracted most, relative to the benchmark, due to underweights in financials and consumer staples, while an overweight in industrials and an underweight in the energy sector contributed. Stock selection also detracted from performance, led by selection within health care and technology. Selection within energy and financials contributed.

The Portfolio did not utilize derivatives during the annual period.

MARKET REVIEW AND INVESTMENT STRATEGY

Global equities recorded strong double-digit returns while emerging markets also rallied during the annual period ended December 31, 2019. After declining sharply at the end of 2018, equity markets rebounded dramatically in January as strong corporate earnings and optimism about a trade truce between the US and China calmed investors. Trade-war tensions resurfaced, however, and emerging geopolitical pressures drove market volatility. Tariff wars, restrictive monetary policy and a decline in industrial production stoked recessionary fears throughout the global economy. In response, the world’s central banks implemented accommodative monetary policies to help support capital markets. Late in the third quarter, equity market performance was accompanied by a sharp style rotation in the US. Quality-growth and lower-volatility stocks, which had been strong performers, lagged and value stocks outperformed. However, for the most part, growth stocks continued to outperform value over the entire period. From a market-capitalization perspective, large-cap stocks outperformed their small-cap peers. In December, equity markets rallied on news that the US and China had agreed to a preliminary phase-one trade deal due to be signed in January 2020.

The Portfolio’s Senior Investment Management Team (the “Team”) remains committed to using bottom-up research to build a Portfolio composed of well-managed companies that are attractively valued relative to their long-term earnings power. The Team’s objective is to find companies that stand out and deploy capital wisely, allowing these companies to grow dividends and enhance the long-term value of their shares.

1

GROWTH AND INCOME PORTFOLIO

DISCLOSURES AND RISKS	AB Variable Products Series Fund

Benchmark Disclosure

The Russell 1000® Value Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 1000 Value Index represents the performance of large-cap value companies within the US. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Market Risk: The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as the Portfolio’s value approach, may be underperforming the market generally.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade or dispose of due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Portfolio. Derivatives may also be subject to counterparty risk to a greater degree than more traditional investments.

Industry/Sector Risk: Investments in a particular industry or group of related industries may have more risk because market or economic factors affecting that industry could have a significant effect on the value of the Portfolio’s investments.

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Variable Products prospectus. As with all investments, you may lose money by investing in the Portfolio.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your financial advisor or insurance agent representative at your financial institution to obtain portfolio performance information current to the most recent month end.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For additional copies of the Portfolio’s prospectus or summary prospectus, which contains this and other information, call your financial advisor or (800) 227 4618. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Performance assumes reinvestment of distributions and does not account for taxes.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

2

GROWTH AND INCOME PORTFOLIO

HISTORICAL PERFORMANCE	AB Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARK	Net Asset Value Returns
PERIODS ENDED DECEMBER 31, 2019 (unaudited)	1 Year	5 Years[1]	10 Years[1]

Growth and Income Portfolio Class A2	23.91%	9.50%	12.64%

Growth and Income Portfolio Class B2	23.61%	9.23%	12.36%

Russell 1000 Value Index	26.54%	8.29%	11.80%
1 Average annual returns.

2   Includes the impact of proceeds received and credited to the Portfolio resulting from class-action settlements, which enhanced the performance of all share classes of the Portfolio for the annual period ended December 31, 2019 by 0.16%.

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.61% and 0.86% for Class A and Class B shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

GROWTH OF A $10,000 INVESTMENT

12/31/2009 TO 12/31/2019 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in the Growth and Income Portfolio Class A shares (from 12/31/2009 to 12/31/2019) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on page 2.

3

GROWTH AND INCOME PORTFOLIO

EXPENSE EXAMPLE (unaudited)	AB Variable Products Series Fund

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each classes’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$1,085.60	$3.26	0.62%	$3.31	0.63%
Hypothetical (5% annual return before expenses)	$1,000	$1,022.08	$3.16	0.62%	$3.21	0.63%

Class B
Actual	$1,000	$1,083.90	$4.57	0.87%	$4.62	0.88%
Hypothetical (5% annual return before expenses)	$1,000	$1,020.82	$4.43	0.87%	$4.48	0.88%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

+	In connection with the Portfolio’s investments in affiliated/unaffiliated underlying portfolios, the Portfolio incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Portfolio in an amount equal to the Portfolio’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Portfolio’s total expenses are equal to the classes’ annualized expense ratio plus the Portfolio’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

4

GROWTH AND INCOME PORTFOLIO
TEN LARGEST HOLDINGS[1]

December 31, 2019 (unaudited)	AB Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Pfizer, Inc.	$47,794,742	4.4%
Verizon Communications, Inc.	43,948,278	4.1
JPMorgan Chase & Co.	39,906,038	3.7
Wells Fargo & Co.	39,494,042	3.6
Berkshire Hathaway, Inc.—Class B	35,474,883	3.3
Walmart, Inc.	33,796,551	3.1
Roche Holding AG (Sponsored ADR)	33,289,155	3.1
Comcast Corp.—Class A	32,084,746	3.0
Raytheon Co.	30,106,797	2.8
Citigroup, Inc.	27,854,447	2.6

	$363,749,679	33.7%

SECTOR BREAKDOWN2

December 31, 2019 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Financials	$224,259,139	20.8%
Health Care	175,024,843	16.2
Industrials	114,400,606	10.6
Information Technology	95,543,554	8.9
Communication Services	89,777,079	8.3
Energy	73,709,230	6.8
Consumer Discretionary	65,024,258	6.0
Consumer Staples	54,396,840	5.1
Real Estate	49,891,346	4.6
Materials	8,264,589	0.8
Short-Term Investments	128,696,502	11.9

Total Investments	$1,078,987,986	100.0%

1	Long-term investments.

2	The Portfolio’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

5

GROWTH AND INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS

December 31, 2019	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–88.1%

FINANCIALS–20.8%
BANKS–9.9%
Citigroup, Inc.	348,660	$27,854,447
JPMorgan Chase & Co.	286,270	39,906,038
Wells Fargo & Co.	734,090	39,494,042

		107,254,527

CONSUMER FINANCE–2.1%
Capital One Financial Corp.	216,366	22,266,225

DIVERSIFIED FINANCIAL SERVICES–3.3%
Berkshire Hathaway, Inc.–Class B(a)(b)	156,622	35,474,883

INSURANCE–5.5%
Aflac, Inc.	177,040	9,365,416
Allstate Corp. (The)	170,900	19,217,705
Fidelity National Financial, Inc.	357,930	16,232,126
Reinsurance Group of America, Inc.–Class A	88,607	14,448,257

		59,263,504

		224,259,139

HEALTH CARE–16.2%
BIOTECHNOLOGY–3.6%
Alexion Pharmaceuticals, Inc.(a)	149,970	16,219,256
Amgen, Inc.	58,320	14,059,202
Gilead Sciences, Inc.	139,763	9,081,800

		39,360,258

HEALTH CARE PROVIDERS & SERVICES–5.1%
Anthem, Inc.	66,970	20,226,949
Cigna Corp.(a)	84,911	17,363,450
Quest Diagnostics, Inc.	159,100	16,990,289

		54,580,688

PHARMACEUTICALS–7.5%
Pfizer, Inc.	1,219,876	47,794,742
Roche Holding AG (Sponsored ADR)	818,720	33,289,155

		81,083,897

		175,024,843

INDUSTRIALS–10.6%
AEROSPACE & DEFENSE–3.9%
Curtiss-Wright Corp.	44,100	6,213,249
Hexcel Corp.	83,700	6,136,047
Raytheon Co.	137,011	30,106,797

		42,456,093

AIRLINES–2.2%
Alaska Air Group, Inc.	187,170	12,680,768
Delta Air Lines, Inc.	71,130	4,159,682
Southwest Airlines Co.(b)	136,910	7,390,402

		24,230,852

CONSTRUCTION & ENGINEERING–0.8%
EMCOR Group, Inc.	100,790	$8,698,177

ELECTRICAL EQUIPMENT–0.4%
Hubbell, Inc.(b)	27,920	4,127,134

MACHINERY–1.7%
Altra Industrial Motion Corp.	248,750	9,007,237
Crane Co.	103,260	8,919,599

		17,926,836

PROFESSIONAL SERVICES–0.4%
Robert Half International, Inc.	66,650	4,208,948

ROAD & RAIL–1.2%
Kansas City Southern(b)	54,250	8,308,930
Norfolk Southern Corp.	22,890	4,443,636

		12,752,566

		114,400,606

INFORMATION TECHNOLOGY–8.9%
COMMUNICATIONS EQUIPMENT–2.7%
Cisco Systems, Inc.	261,160	12,525,234
F5 Networks, Inc.(a)	116,630	16,287,379

		28,812,613

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–2.0%
Dolby Laboratories, Inc.–Class A	254,438	17,505,335
Littelfuse, Inc.	21,264	4,067,803

		21,573,138

IT SERVICES–4.2%
Akamai Technologies, Inc.(a)	124,970	10,794,909
Cognizant Technology Solutions Corp.–Class A	201,480	12,495,789
Leidos Holdings, Inc.	119,012	11,650,085
MAXIMUS, Inc.	137,344	10,217,020

		45,157,803

		95,543,554

COMMUNICATION SERVICES–8.3%
DIVERSIFIED TELECOMMUNICATION SERVICES–7.0%
Comcast Corp.–Class A	713,470	32,084,746
Verizon Communications, Inc.	715,770	43,948,278

		76,033,024

MEDIA–1.3%
Discovery, Inc.–Class A(a)(b)	419,794	13,744,055

		89,777,079

ENERGY–6.8%
ENERGY EQUIPMENT & SERVICES–0.3%
Dril-Quip, Inc.(a)	80,590	3,780,477

6

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

OIL, GAS & CONSUMABLE FUELS–6.5%
Chevron Corp.	121,350	$14,623,889
ConocoPhillips	238,060	15,481,042
Exxon Mobil Corp.	182,830	12,757,877
Phillips 66	242,940	27,065,945

		69,928,753

		73,709,230

CONSUMER DISCRETIONARY–6.0%
AUTO COMPONENTS–1.6%
BorgWarner, Inc.	172,830	7,497,366
Gentex Corp.(b)	342,440	9,923,911

		17,421,277

DISTRIBUTORS–0.6%
LKQ Corp.(a)	173,780	6,203,946

HOUSEHOLD DURABLES–1.8%
DR Horton, Inc.(b)	217,380	11,466,795
Garmin Ltd.	87,590	8,545,280

		20,012,075

SPECIALTY RETAIL–2.0%
Advance Auto Parts, Inc.	81,690	13,083,470
Murphy USA, Inc.(a)(b)	70,970	8,303,490

		21,386,960

		65,024,258

CONSUMER STAPLES–5.1%
FOOD & STAPLES RETAILING–3.2%
Walmart, Inc.	284,387	33,796,551

TOBACCO–1.9%
Philip Morris International, Inc.	242,100	20,600,289

		54,396,840

REAL ESTATE–4.6%
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)–2.1%
Mid-America Apartment Communities, Inc.	60,150	7,931,379
Regency Centers Corp.	243,920	15,388,913

		23,320,292

REAL ESTATE MANAGEMENT & DEVELOPMENT–2.5%
CBRE Group, Inc.–Class A(a)	433,530	26,571,054

		49,891,346

MATERIALS–0.8%
CHEMICALS–0.4%
LyondellBasell Industries NV–Class A	41,850	3,953,988

Company	Shares	U.S. $ Value

METALS & MINING–0.4%
BHP Group Ltd. (Sponsored ADR)(b)	78,790	$4,310,601

		8,264,589

Total Common Stocks (cost $780,370,725)		950,291,484

SHORT-TERM INVESTMENTS –12.0%
INVESTMENT COMPANIES–12.0%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 1.53%(c)(d)(e) (cost $128,696,502)	128,696,502	128,696,502

TOTAL INVESTMENTS BEFORE SECURITY LENDING COLLATERAL FOR SECURITIES LOANED–100.1% (cost $909,067,227)		1,078,987,986

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED–0.3%
INVESTMENT COMPANIES–0.3%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 1.53%(c)(d)(e) (cost $3,696,960)	3,696,960	3,696,960

TOTAL INVESTMENTS–100.4% (cost $912,764,187)		1,082,684,946
Other assets less liabilities–(0.4)%		(4,316,494)

NET ASSETS–100.0%		$1,078,368,452

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Affiliated investments.

(d)	The rate shown represents the 7-day yield as of period end.

(e)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Glossary:

ADR—American Depositary Receipt

See notes to financial statements.

7

GROWTH AND INCOME PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES

December 31, 2019	AB Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $780,370,725)	$950,291,484	(a)
Affiliated issuers (cost $132,393,462—including investment of cash collateral for securities loaned of $3,696,960)	132,393,462
Unaffiliated dividends receivable	728,279
Receivable for capital stock sold	207,375
Affiliated dividends receivable	161,173
Other assets	14,816

Total assets	1,083,796,589

LIABILITIES
Payable for collateral received on securities loaned	3,696,960
Payable for capital stock redeemed	770,267
Advisory fee payable	475,709
Distribution fee payable	188,690
Administrative fee payable	37,353
Transfer Agent fee payable	132
Accrued expenses and other liabilities	259,026

Total liabilities	5,428,137

NET ASSETS	$1,078,368,452

COMPOSITION OF NET ASSETS
Capital stock, at par	$36,137
Additional paid-in capital	855,130,562
Distributable earnings	223,201,753

	$1,078,368,452

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$155,765,423	5,140,223	$30.30

B	$922,603,029	30,996,455	$29.76

(a)	Includes securities on loan with a value of $32,243,429 (see Note E).

See notes to financial statements.

8

GROWTH AND INCOME PORTFOLIO
STATEMENT OF OPERATIONS

Year Ended December 31, 2019	AB Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $16,227)	$18,459,946
Affiliated issuers	2,371,868
Interest	635
Securities lending income	49,069

20,881,518

EXPENSES
Advisory fee (see Note B)	5,627,613
Distribution fee—Class B	2,194,789
Transfer agency—Class A	1,276
Transfer agency—Class B	7,703
Legal	180,556
Custodian	178,551
Printing	127,430
Administrative	95,657
Audit and tax	44,096
Directors’ fees	22,925
Miscellaneous	37,172

Total expenses	8,517,768
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(109,770)

Net expenses	8,407,998

Net investment income	12,473,520

REALIZED AND UNREALIZED GAIN ON INVESTMENT TRANSACTIONS
Net realized gain on investment transactions	40,276,635
Net change in unrealized appreciation/depreciation of investments	159,345,540

Net gain on investment transactions	199,622,175

NET INCREASE IN NET ASSETS FROM OPERATIONS	$212,095,695

See notes to financial statements.

9

GROWTH AND INCOME PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	AB Variable Products Series Fund

	Year Ended December 31, 2019	Year Ended December 31, 2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$12,473,520	$10,908,094
Net realized gain on investment transactions	40,276,635	111,242,634
Net change in unrealized appreciation/depreciation of investments	159,345,540	(176,425,722)

Net increase (decrease) in net assets from operations	212,095,695	(54,274,994)
Distributions to Shareholders
Class A	(17,238,473)	(18,264,930)
Class B	(105,878,573)	(104,977,978)
CAPITAL STOCK TRANSACTIONS
Net increase	83,297,353	17,496,207

Total increase (decrease)	172,276,002	(160,021,695)
NET ASSETS
Beginning of period	906,092,450	1,066,114,145

End of period	$1,078,368,452	$906,092,450

See notes to financial statements.

10

GROWTH AND INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

December 31, 2019	AB Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AB Growth and Income Portfolio (the “Portfolio”) is a series of AB Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Portfolio acquired the assets and liabilities of AB Value Portfolio (the “Acquired Portfolio”) a reorganization that was effective at the close of business April 26, 2019 (the “Reorganization”). The Reorganization was approved by the Fund’s Board of Directors pursuant to a Plan of Acquisition and Liquidation (the “Reorganization Agreement”) (see Note J for additional information). The Fund offers eleven separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

11

GROWTH AND INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2019:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks(a)	$950,291,484		$–0	–	$–0	–	$950,291,484
Short-Term Investments	128,696,502		–0	–	–0	–	128,696,502
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	3,696,960		–0	–	–0	–	3,696,960

Total Investments in Securities	1,082,684,946		–0	–	–0	–	1,082,684,946
Other Financial Instruments(b)	–0	–	–0	–	–0	–	–0	–

Total	$1,082,684,946		$–0	–	$–0	–	$1,082,684,946

(a)	See Portfolio of Investments for sector classifications.

(b)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

12

AB Variable Products Series Fund

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2019, the reimbursement for such services amounted to $95,657.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,491 for the year ended December 31, 2019.

13

GROWTH AND INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

The Portfolio may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2020. In connection with the investment by the Portfolio in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Portfolio in an amount equal to the Portfolio’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. For the year ended December 31, 2019, such waiver amounted to $108,395.

A summary of the Portfolio’s transactions in AB mutual funds for the year ended December 31, 2019 is as follows:

Fund	Market Value 12/31/18 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 12/31/19 (000)	Dividend Income (000)
Government Money Market Portfolio	$64,547	$416,836	$352,687	$128,696	$2,339
Government Money Market Portfolio*	0	99,389	95,692	3,697	33

Total				$132,393	$2,372

*	Investments of cash collateral for securities lending transactions (see Note E).

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, a worldwide leader in life, property and casualty and health insurance and asset management, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (now named Equitable Holdings, Inc.)(“Equitable”), through an initial public offering. Equitable is the holding company for a diverse group of financial services companies, including an approximately 65.3% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser Since the initial sale, AXA has completed additional offerings, most recently during the fourth quarter of 2019. As a result, AXA currently owns 10.1% of the outstanding shares of common stock of Equitable, and no longer owns a controlling interest in Equitable. AXA previously announced its intention to sell its entire interest in Equitable over time, subject to market conditions and other factors (the “Plan”). Most of AXA’s remaining Equitable shares are to be delivered on redemption of AXA bonds mandatorily exchangeable into Equitable shares and maturing in May 2021. AXA retains sole discretion to determine the timing of any future sales of its remaining shares of Equitable common stock. The latest transaction under the Plan, which occurred on November 13, 2019, resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and was deemed an “assignment” causing a termination of the Portfolio’s investment advisory agreement. In order to ensure that investment advisory services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved a new investment advisory agreement with the Adviser, and shareholders of the Fund subsequently approved the new investment advisory agreement. This agreement became effective on November 13, 2019.

The latest transaction under the Plan, which occurred on November 13, 2019, resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and was deemed an “assignment” causing a termination of the Portfolio’s investment advisory agreement. In order to ensure that investment advisory services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved a new investment advisory agreement with the Adviser. Shareholders of the Portfolio subsequently approved the new investment advisory agreement, which became effective on November 13, 2019.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

14

AB Variable Products Series Fund

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2019 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$605,064,848		$695,251,870
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$917,047,943

Gross unrealized appreciation	$172,391,910
Gross unrealized depreciation	(6,754,907)

Net unrealized appreciation	$165,637,003

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Portfolio did not engage in derivatives transactions for the year ended December 31, 2019.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Portfolio cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Portfolio receives non-cash collateral, the Portfolio will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a

15

GROWTH AND INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Portfolio earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Portfolio in Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Portfolio’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

A summary of the Portfolio’s transactions surrounding securities lending for the year ended December 31, 2019 is as follows:

Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*	Income from Borrowers	Government Money Market Portfolio
				Income Earned	Advisory Fee Waived
$32,243,429	$3,696,960	$29,302,798	$49,069	$32,546	$1,375

*	As of December 31, 2019.

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES			AMOUNT
	Year Ended December 31, 2019	Year Ended December 31, 2018		Year Ended December 31, 2019	Year Ended December 31, 2018
Class A
Shares sold	661,146	577,389		$19,709,589	$18,280,433
Shares issued in reinvestment of dividends and distributions	625,489	587,297		17,238,473	18,264,931
Shares issued in connection with the Reorganization	34,530	–0	–	1,088,086	–0	–
Shares redeemed	(976,078)	(1,146,686)		(29,114,576)	(36,663,199)

Net increase (decrease)	345,087	18,000		$8,921,572	$(117,835)

Class B
Shares sold	1,565,254	1,754,622		$46,221,157	$54,964,533
Shares issued in reinvestment of dividends and distributions	3,906,958	3,426,174		105,878,573	104,977,978
Share issued in connection with the Reorganization	1,788,938	–0	–	55,438,527	–0	–
Shares redeemed	(4,537,077)	(4,484,525)		(133,162,476)	(142,328,469)

Net increase	2,724,073	696,271		$74,375,781	$17,614,042

At December 31, 2019, certain shareholders of the Portfolio owned 58% in aggregate of the Portfolio’s outstanding shares. Significant transactions by such shareholders, if any, may impact the Portfolio’s performance.

NOTE G: Risks Involved in Investing in the Portfolio

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade or dispose of due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

16

AB Variable Products Series Fund

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Industry/Sector Risk—Investments in a particular industry or group of related industries may have more risk because market or economic factors affecting that industry could have a significant effect on the value of the Portfolio’s investments.

LIBOR Risk—The Portfolio may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority, which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR remains unclear. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Portfolio’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Portfolio’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2019.

NOTE I: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2019 and December 31, 2018 were as follows:

	2019	2018
Distributions paid from:
Ordinary income	$32,357,161	$37,164,764
Net long-term capital gains	90,759,885	86,078,144

Total taxable distributions paid	$123,117,046	$123,242,908

As of December 31, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$12,473,045
Undistributed capital gains	45,091,707
Unrealized appreciation/(depreciation)	165,637,003	(a)

Total accumulated earnings/(deficit)	$223,201,755

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

17

GROWTH AND INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2019, the Portfolio did not have any capital loss carryforwards.

During the current fiscal year, permanent differences primarily due to the tax treatment of the Reorganization described in Note J resulted in a net increase in distributable earnings and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE J: Reorganization

At a meeting held on November 6-8, 2018, the Board of the Fund approved the acquisition of the assets and assumption of the liabilities of the Acquired Portfolio by the Portfolio, each a series of the Fund. The Portfolios have the same investment objective and certain similarities in investment strategies, as both Portfolios seek long-term growth of capital and invest in the securities of U.S. companies, using a value approach to investing. The Reorganization was completed at the close of business April 26, 2019. Pursuant to the Reorganization, the assets and liabilities of the Acquired Portfolio shares were transferred in exchange for the shares of the same class of the Portfolio, in a tax-free exchange as follows:

	Shares outstanding before the Reorganization	Shares outstanding immediately after the Reorganization	Aggregate net assets before the Reorganization		Aggregate net assets immediately after the Reorganization
The Acquired Portfolio	3,830,499	–0–	$56,526,613	+	$–0	–
The Portfolio	32,453,079	34,276,547	$1,008,129,745	++	$1,064,656,358

+	Includes distributions in excess of net investment income of $9,338, accumulated realized gain on investments of $4,555,184 and unrealized appreciation on investments of $1,082,388, with a fair value of $49,044,206 and identified cost of $47,961,818.

++	Includes undistributed net investment income of $15,078,001, accumulated realized gain on investments of $114,156,821 and unrealized appreciation on investments of $119,935,920, with a fair value of $1,011,419,058 and identified cost of $891,483,138.

Assuming the acquisition of the Acquired Portfolio had been completed on January 1, 2019, the Portfolio’s pro forma results of operations for the year ended December 31, 2019, are as follows:

Net investment income	$12,576,934
Net realized and unrealized gain on investments	206,217,063

Net increase in net assets resulting from operations	$218,793,997

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Portfolio that have been included in the Portfolio’s Statement of Operations since April 26, 2019.

For financial reporting purposes, assets received and shares issued by the Portfolio were recorded at fair value; however, the cost basis of the investments received from the Acquired Portfolio was carried forward to align ongoing reporting of the Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

NOTE K: Recent Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement which removes, modifies and adds disclosures to Topic 820. The amendments in this ASU 2018-13 (“ASU”) apply to all entities that are required, under existing U.S. GAAP, to make disclosures about recurring or nonrecurring fair value measurements. The amendments in this ASU are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated the impact of the amendments and elected to early adopt the ASU. The adoption of this ASU did not have a material impact on the disclosure and presentation of the financial statements of the Portfolio.

NOTE L: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

18

GROWTH AND INCOME PORTFOLIO

FINANCIAL HIGHLIGHTS	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Year Ended December 31,
	2019		2018		2017		2016		2015
Net asset value, beginning of period	$27.78		$33.35		$31.21		$30.12		$30.04

Income From Investment Operations
Net investment income (a)	.43	(b)	.41	(b)	.31	(b)	.43	(b)†	.37
Net realized and unrealized gain (loss) on investment transactions	5.84		(1.84)		5.21		2.84		.14
Contributions from Affiliates	–0	–	–0	–	.00	(c)	–0	–	–0	–

Net increase (decrease) in net asset value from operations	6.27		(1.43)		5.52		3.27		.51

Less: Dividends and Distributions
Dividends from net investment income	(.39)		(.34)		(.49)		(.32)		(.43)
Distributions from net realized gain on investment transactions	(3.36)		(3.80)		(2.89)		(1.86)		–0	–

Total dividends and distributions	(3.75)		(4.14)		(3.38)		(2.18)		(.43)

Net asset value, end of period	$30.30		$27.78		$33.35		$31.21		$30.12

Total Return
Total investment return based on net asset value (d)*	23.91%		(5.61)%		18.93%		11.30	%†	1.70%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$155,765		$133,188		$159,324		$155,924		$150,801
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (e)‡	.61%		.59%		.60%		.61%		.60%
Expenses, before waivers/reimbursements (e)‡	.62%		.60%		.60%		.61%		.60%
Net investment income	1.43	%(b)	1.28	%(b)	.97	%(b)	1.46	%(b)†	1.21%
Portfolio turnover rate	66%		96%		85%		101%		73%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.01%		.01%		.00%		.00%		.00%

See footnote summary on page 21.

19

GROWTH AND INCOME PORTFOLIO
FINANCIAL HIGHLIGHTS

(continued)	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Year Ended December 31,
	2019		2018		2017		2016		2015
Net asset value, beginning of period	$27.34		$32.88		$30.82		$29.78		$29.71

Income From Investment Operations
Net investment income (a)	.35	(b)	.33	(b)	.23	(b)	.36	(b)†	.29
Net realized and unrealized gain (loss) on investment transactions	5.74		(1.81)		5.14		2.79		.14
Contributions from Affiliates	–0	–	–0	–	.00	(c)	–0	–	–0	–

Net increase (decrease) in net asset value from operations	6.09		(1.48)		5.37		3.15		.43

Less: Dividends and Distributions
Dividends from net investment income	(.31)		(.26)		(.42)		(.25)		(.36)
Distributions from net realized gain on investment transactions	(3.36)		(3.80)		(2.89)		(1.86)		–0	–

Total dividends and distributions	(3.67)		(4.06)		(3.31)		(2.11)		(.36)

Net asset value, end of period	$29.76		$27.34		$32.88		$30.82		$29.78

Total Return
Total investment return based on net asset value (d)*	23.61%		(5.84)%		18.59%		11.07	%†	1.43%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$922,603		$772,904		$906,790		$886,666		$646,424
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (e)‡	.86%		.84%		.85%		.86%		.85%
Expenses, before waivers/reimbursements (e)‡	.87%		.85%		.85%		.86%		.85%
Net investment income	1.18	%(b)	1.03	%(b)	.72	%(b)	1.21	%(b)†	.96%
Portfolio turnover rate	66%		96%		85%		101%		73%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.01%		.01%		.00%		.00%		.00%

See footnote summary on page 21.

20

AB Variable Products Series Fund

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	In connection with the Portfolio’s investments in affiliated underlying portfolios, the Portfolio incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Portfolio in an amount equal to the Portfolio’s pro rata share of certain acquired fund fees and expenses, and for the years ended December 31, 2019 and December 31, 2018, such waiver amounted to .01% and .01%, respectively.

†	For the year ended December 31, 2016, the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$.002	.01%	.01%

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended December 31, 2019, December 31, 2018, December 31, 2017, December 31, 2016 and December 31, 2015 by .15%, .02%, .68%, .03% and .14%, respectively.

Includes the impact of a reimbursement from the Adviser as a result of an error made by the Adviser in processing a claim for class action settlement, which enhanced the Portfolio’s performance for the year ended December 31, 2017 by .01%.

See notes to financial statements.

21

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM	AB Variable Products Series Fund

To the Shareholders and the Board of Directors of AB Growth and Income Portfolio:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Growth and Income Portfolio (the “Portfolio”) (one of the portfolios constituting AB Variable Products Series Fund, Inc. (the “Fund”)), including the portfolio of investments, as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting AB Variable Products Series Fund, Inc.) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

February 14, 2020

22

2019 FEDERAL TAX INFORMATION (unaudited)	AB Variable Products Series Fund

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable year ended December 31, 2019. For corporate shareholders, 48.04% of dividends paid qualify for the dividends received deduction.

23

GROWTH AND INCOME PORTFOLIO	AB Variable Products Series Fund

BOARD OF DIRECTORS
Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez^ Michael J. Downey(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS
Frank V. Caruso(2), Vice President John H. Fogarty(2), Vice President Vinay Thapar(2), Vice President Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Analyst	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

CUSTODIAN AND ACCOUNTING AGENT State Street Bank and Trust Company State Street Corporation CCB/5 1 Iron Street Boston, MA 02210	LEGAL COUNSEL Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

DISTRIBUTOR AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105	TRANSFER AGENT AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-Free (800) 221-5672

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Portfolio’s portfolio are made by the Adviser’s Relative Value Investment Team. Messrs. Caruso, Fogarty and Thapar are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

^	Mr. Bermudez will be a member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee when he joins the Board on January 1, 2020.

24

GROWTH AND INCOME PORTFOLIO

MANAGEMENT OF THE FUND	AB Variable Products Series Fund

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Robert M. Keith,# 1345 Avenue of the Americas New York, NY 10105 59 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business with which he had been associated since prior to 2004.	91	None

INDEPENDENT DIRECTORS

Marshall C. Turner, Jr.,## Chairman of the Board 78 (2005)	Private Investor since prior to 2015. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership, and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	91	Xilinx, Inc. (programmable logic semi-conductors) since 2007

25

GROWTH AND INCOME PORTFOLIO
MANAGEMENT OF THE FUND

(continued)	AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Jorge A. Bermudez,^ 68 (2020)	Private investor since prior to 2015. Former Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008, Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007, and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016. He has served as director or trustee of the AB Funds since 2020.	91	Moody’s Corporation since April 2011

Michael J. Downey,## 76 (2005)	Private Investor since prior to 2015. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2015 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	91	None

Nancy P. Jacklin,## 71 (2006)	Private Investor since prior to 2015. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	91	None

26

AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Carol C. McMullen,## 64 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and member of the Advisory Board of Butcher Box (since 2018). Formerly, member, Partners Healthcare Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	91	None

Garry L. Moody,## 67 (2008)

Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He is also a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council Governing Council. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.

		91	None

27

GROWTH AND INCOME PORTFOLIO
MANAGEMENT OF THE FUND

(continued)	AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Earl D. Weiner,## 80 (2007)	Senior Counsel since 2017, Of Counsel from 2007 to 2016, and Partner prior to then, of the law firm Sullivan & Cromwell LLP. He is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	91	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal & Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

^	Mr. Bermudez will be a member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee when he joins the Board on January 1, 2020.

28

AB Variable Products Series Fund

Officer Information

Certain information concerning the Portfolio’s Officers is listed below.

NAME, ADDRESS,* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 59	President and Chief Executive Officer	See biography above.

Frank V. Caruso 63	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2015. He is also Chief Investment Officer of US Growth Equities.

John H. Fogarty 50	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2015.

Vinay Thapar 41	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2015.

Emilie D. Wrapp 64	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2015.

Michael B. Reyes 43	Senior Analyst	Vice President of the Adviser**, with which he has been associated since prior to 2015.

Joseph J. Mantineo 60	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2015.

Phyllis J. Clarke 59	Controller	Vice President of ABIS**, with which she has been associated since prior to 2015.

Vincent S. Noto 55	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since prior to 2015.

*	The address for each of the Portfolio’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABIS and ABI are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or the Adviser at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

29

GROWTH AND INCOME PORTFOLIO

CONTINUANCE DISCLOSURE	AB Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AB Variable Products Series Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Growth and Income Portfolio (the “Fund”) at a meeting held on May 7-9, 2019 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2017 and 2018 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with

30

AB Variable Products Series Fund

the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors noted that the Fund was not profitable to the Adviser in the periods reviewed.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the underlying fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Fund’s Class B shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Fund’s unprofitability to the Adviser would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2019 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients pursuing an investment strategy similar to the Fund’s. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds pursuing an investment strategy similar to the Fund’s, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors previously discussed these matters with an independent fee consultant. The directors also compared the advisory fee rate for the Fund with that for another fund advised by the Adviser with a similar investment strategy.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

31

GROWTH AND INCOME PORTFOLIO
CONTINUANCE DISCLOSURE

(continued)	AB Variable Products Series Fund

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also previously discussed economies of scale with an independent fee consultant. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

32

VPS-GI-0151-1219

DEC    12.31.19

ANNUAL REPORT

AB VARIABLE PRODUCTS SERIES FUND, INC.

+	INTERMEDIATE BOND PORTFOLIO

Beginning on May 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Portfolio’s shareholder reports from the insurance company that offers your contract unless you specifically request paper copies from the insurance company or from your financial intermediary. Instead of delivering paper copies of the reports, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company or your financial intermediary electronically by following the instructions provided by the insurance company or by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company or by contacting your financial intermediary. Your election to receive reports in paper will apply to all portfolio companies available under your contract with the insurance company.

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

INTERMEDIATE BOND PORTFOLIO	AB Variable Products Series Fund

LETTER TO INVESTORS

February 14, 2020

The following is an update of AB Variable Products Series Fund—Intermediate Bond Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2019.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is to generate income and price appreciation without assuming what the Adviser considers undue risk. The Portfolio invests, under normal circumstances, at least 80% of its net assets in fixed-income securities. The Portfolio expects to invest in readily marketable fixed-income securities with a range of maturities from short- to long-term and relatively attractive yields that do not involve undue risk of loss of capital. The Portfolio expects to invest in fixed-income securities with a dollar-weighted average maturity of between three and 10 years and an average duration of three to six years. The Portfolio may invest up to 25% of its net assets in below investment-grade bonds (commonly known as “junk bonds”). The Portfolio may use leverage for investment purposes.

The Portfolio may invest without limit in US dollar-denominated foreign fixed-income securities and may invest up to 25% of its assets in non-US dollar-denominated foreign fixed-income securities. These investments may include, in each case, developed- and emerging-market debt securities.

The Portfolio may invest in mortgage-related and other asset-backed securities, loan participations, inflation-indexed securities, structured securities, variable, floating and inverse floating-rate instruments, and preferred stock, and may use other investment techniques. The Portfolio intends, among other things, to enter into transactions such as reverse repurchase agreements and dollar rolls. The Portfolio may invest, without limit, in derivatives, such as options, futures contracts, forwards and swaps.

INVESTMENT RESULTS

The table on page 4 shows the Portfolio’s performance compared to its benchmark, the Bloomberg Barclays US Aggregate Bond Index, for the one-, five- and 10-year periods ended December 31, 2019.

During the annual period, all share classes of the Portfolio underperformed the benchmark. The Portfolio’s shorter-than-benchmark duration positioning in longer 10- to 20-year maturities was the largest detractor, relative to the benchmark, as US yields fell. Currency selection was a minor detractor due to a long position in the Brazilian real. Security decisions added to returns, primarily from selections within commercial mortgage-backed securities and, to a lesser extent, US agencies. Sector allocation also contributed, mostly from an underweight in US Treasuries and exposure to non-investment-grade corporates, which were partially offset by losses in inflation-linked securities in the US. Country exposure to Japan was a minor contributor to relative performance.

During the annual period, the Portfolio utilized currency forwards to hedge currency risk and actively manage currency positions. Credit default swaps were utilized in the corporate and commercial mortgage-backed securities sectors for hedging and investment purposes. Treasury futures and interest rate swaps were utilized to manage duration, country exposure and yield-curve positioning. Variance swaps were used for hedging purposes and had no material impact on absolute returns.

MARKET REVIEW AND INVESTMENT STRATEGY

Global fixed-income markets performed strongly over the annual period ended December 31, 2019. The US Federal Reserve lowered interest rates three times beginning in July, and increased its balance sheet later in the period to manage liquidity in the repurchase agreement market, effectively capping short-term rates. The European Central Bank reduced rates to a record low in September and announced the resumption of quantitative easing. The Bank of Japan issued guidance for the continuation of low rates and the government implemented a significant fiscal stimulus program in December. Central bankers in numerous other developed and emerging markets lowered interest rates and signaled potential fiscal stimulus measures to boost economic growth. Investor confidence increased after the announcement of a partial US-China phase-one trade agreement and indications that the UK would leave the European Union with a clear path for Brexit.

Long-dated developed-market treasuries were strong performers, given their interest-rate sensitivity, despite the move higher in yields since September. Investment-grade, high-yield and emerging-market sovereign debt all posted solid returns as credit spreads tightened. The US dollar was persistently firm as a safe haven currency until the fourth quarter, when renewed optimism led investors to increase growth (risk) investments. Overall, the US dollar was mixed relative to developed- and emerging-market currencies, gaining versus the euro and Latin American currencies, while falling against the pound, Swiss franc and yen. Inflation remained below target in most developed countries and fell in emerging markets, even as oil prices rebounded.

1

INTERMEDIATE BOND PORTFOLIO

DISCLOSURES AND RISKS	AB Variable Products Series Fund

Benchmark Disclosure

The Bloomberg Barclays US Aggregate Bond Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg Barclays US Aggregate Bond Index represents the performance of securities within the US investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Market Risk: The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment-Grade Security Risk: Investments in fixed-income securities with lower ratings (“junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest-rate sensitivity, negative perceptions of the junk bond market generally and may be more difficult to trade or dispose of than other types of securities.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater if the Portfolio invests a significant portion of its assets in fixed-income securities with longer maturities.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade or dispose of due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Mortgage-Related and/or Other Asset-Backed Securities Risk: Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Portfolio to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by nongovernmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

(Disclosures, Risks and Note About Historical Performance continued on next page)

2

AB Variable Products Series Fund

Leverage Risk: To the extent the Portfolio uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Portfolio’s investments.

Illiquid Investments Risk: Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Portfolio. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Portfolio shares. Over recent years illiquid investments risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Illiquid investments risk may be higher in a rising interest-rate environment, when the value and liquidity of fixed-income securities generally decline.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Portfolio. Derivatives may also be subject to counterparty risk to a greater degree than more traditional investments.

Active Trading Risk: The Portfolio expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate is expected to exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Portfolio’s return.

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Variable Products prospectus. As with all investments, you may lose money by investing in the Portfolio.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your financial advisor or insurance agent representative at your financial institution to obtain portfolio performance information current to the most recent month end.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For additional copies of the Portfolio’s prospectus or summary prospectus, which contains this and other information, call your financial advisor or (800) 227 4618. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Performance assumes reinvestment of distributions and does not account for taxes.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

3

INTERMEDIATE BOND PORTFOLIO

HISTORICAL PERFORMANCE	AB Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARK	Net Asset Value Returns
PERIODS ENDED DECEMBER 31, 2019 (unaudited)	1 Year	5 Years[1]	10 Years[1]

Intermediate Bond Portfolio Class A2	8.20%	3.09%	4.13%

Intermediate Bond Portfolio Class B2	7.99%	2.83%	3.87%

Bloomberg Barclays US Aggregate Bond Index	8.72%	3.05%	3.75%
1 Average annual returns.

2   Includes the impact of proceeds received and credited to the Portfolio resulting from class-action settlements, which enhanced the performance of all share classes of the Portfolio for the annual period ended December 31, 2019 by 0.03%.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual expense ratios as 1.16% and 1.41% for Class A and Class B shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

GROWTH OF A $10,000 INVESTMENT

12/31/2009 TO 12/31/2019 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in Intermediate Bond Portfolio Class A shares (from 12/31/2009 to 12/31/2019) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 2-3.

4

INTERMEDIATE BOND PORTFOLIO

EXPENSE EXAMPLE (unaudited)	AB Variable Products Series Fund

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees of other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees of other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,021.00	$6.67	1.31%
Hypothetical (5% annual return before expenses)	$1,000	$1,018.60	$6.67	1.31%

Class B
Actual	$1,000	$1,020.30	$7.94	1.56%
Hypothetical (5% annual return before expenses)	$1,000	$1,017.34	$7.93	1.56%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

5

INTERMEDIATE BOND PORTFOLIO
TOP TEN SECTORS (including derivatives)[1]

December 31, 2019 (unaudited)	AB Variable Products Series Fund

Corporates—Investment Grade[2]	27.3%
Mortgage Pass-Throughs	20.7
Commercial Mortgage-Backed Securities[2]	19.8
Interest Rate Swaps[3]	11.9
Interest Rate Futures	11.5
Collateralized Mortgage Obligations	10.2
Governments—Treasuries	9.5
Inflation-Linked Securities	8.1
Asset-Backed Securities	5.5
Corporates—Non-Investment Grade	2.5

SECTOR BREAKDOWN (excluding derivatives)4

December 31, 2019 (unaudited)

Corporates—Investment Grade	28.8%
Mortgage Pass-Throughs	20.5
Commercial Mortgage-Backed Securities	12.6
Collateralized Mortgage Obligations	10.1
Inflation-Linked Securities	8.1
Governments—Treasuries	7.4
Asset-Backed Securities	5.5
Corporates—Non-Investment Grade	2.5
Emerging Markets—Treasuries	0.8
Local Governments—US Municipal Bonds	0.7
Preferred Stocks	0.2
Quasi-Sovereigns	0.1
Emerging Markets—Corporate Bonds	0.1
Short-Term Investments	2.6

1	All data are as of December 31, 2019. The Portfolio’s sectors include derivative exposure and are expressed as approximate percentages of the Portfolio’s total net assets, based on the Adviser’s internal classification. The percentages will vary over time.

2	Includes Credit Default Swaps.

3	Represents the exposure of the Portfolio’s fixed-rate payments on the Interest Rate Swaps. Interest Rate Swaps involve the exchange by a fund with another party of payments calculated by reference to specified interest rates (e.g., an exchange of floating-rate payments for fixed-rate payments).

4	All data are as of December 31, 2019. The Portfolio’s sector breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

6

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS

December 31, 2019	AB Variable Products Series Fund

	Principal Amount (000)			U.S. $ Value

CORPORATES–INVESTMENT GRADE–29.0%
INDUSTRIAL–14.9%
BASIC–1.5%
Alpek SAB de CV 4.25%, 9/18/29(a)		U.S.$	200	$204,000
Braskem Netherlands Finance BV 4.50%, 1/31/30(a)			200	199,500
DuPont de Nemours, Inc. 4.205%, 11/15/23			65	69,519
4.493%, 11/15/25			65	71,596
Eastman Chemical Co. 3.80%, 3/15/25			50	52,741
Glencore Funding LLC 4.125%, 5/30/23(a)			58	60,552

				657,908

CAPITAL GOODS–0.7%
Embraer Netherlands Finance BV 5.40%, 2/01/27			85	95,784
General Electric Co. 0.875%, 5/17/25		EUR	100	112,764
United Technologies Corp. 3.95%, 8/16/25		U.S.$	90	98,207

				306,755

COMMUNICATIONS– MEDIA–0.9%
Charter Communications Operating LLC/Charter Communications Operating Capital
4.908%, 7/23/25			135	148,794
5.05%, 3/30/29			90	101,918
Comcast Corp. 4.15%, 10/15/28			95	106,956
Cox Communications, Inc. 2.95%, 6/30/23(a)			51	51,888

				409,556

COMMUNICATIONS– TELECOMMUNICATIONS–1.9%
AT&T, Inc. 3.40%, 5/15/25			310	325,094
4.125%, 2/17/26			147	159,383
4.55%, 3/09/49			64	71,073
Verizon Communications, Inc. 4.862%, 8/21/46			75	93,131
5.012%, 4/15/49			28	35,838
Vodafone Group PLC 3.75%, 1/16/24			168	177,492

				862,011

CONSUMER CYCLICAL– AUTOMOTIVE–0.4%
General Motors Financial Co., Inc. 4.30%, 7/13/25			30	32,033

5.10%, 1/17/24	U.S.$		109	$118,323
5.25%, 3/01/26			21	23,297

				173,653

CONSUMER CYCLICAL–RESTAURANTS–0.1%
Starbucks Corp. 4.50%, 11/15/48			31	35,859

CONSUMER NON-CYCLICAL–3.4%
AbbVie, Inc. 2.95%, 11/21/26(a)			67	68,126
4.875%, 11/14/48			47	54,220
AmerisourceBergen Corp. 4.30%, 12/15/47			50	51,799
Anheuser-Busch InBev Worldwide, Inc. 5.55%, 1/23/49			120	155,915
BAT Capital Corp. 3.215%, 9/06/26			92	92,650
Becton Dickinson and Co. 3.734%, 12/15/24			40	42,482
Biogen, Inc. 4.05%, 9/15/25			144	156,686
Cigna Corp. 3.75%, 7/15/23			37	38,841
4.125%, 11/15/25			45	48,859
4.375%, 10/15/28			58	64,362
CVS Health Corp. 3.25%, 8/15/29			24	24,483
4.10%, 3/25/25			60	64,526
4.30%, 3/25/28			60	65,644
Kraft Heinz Foods Co. 3.75%, 4/01/30(a)			73	75,247
3.95%, 7/15/25			13	13,713
Mylan NV 3.95%, 6/15/26			85	88,364
Reynolds American, Inc. 6.875%, 5/01/20			50	50,794
Takeda Pharmaceutical Co., Ltd. 4.40%, 11/26/23			200	214,904
Tyson Foods, Inc. 3.95%, 8/15/24			48	51,329
4.00%, 3/01/26			12	12,993
Zimmer Biomet Holdings, Inc. 2.70%, 4/01/20			51	51,049
Zoetis, Inc. 3.45%, 11/13/20			45	45,506

				1,532,492

ENERGY–4.3%
Baker Hughes a GE Co. LLC/Baker Hughes Co-Obligor, Inc. 4.08%, 12/15/47			20	20,560

7

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

Baker Hughes a GE Co. LLC/Baker Hughes Co-Obligor, Inc. 3.337%, 12/15/27	U.S.$	58	$60,516
Cenovus Energy, Inc. 3.00%, 8/15/22		12	12,160
Energy Transfer Operating LP 4.75%, 1/15/26		175	189,131
Enterprise Products Operating LLC 3.70%, 2/15/26		161	171,491
5.20%, 9/01/20		55	56,147
Hess Corp. 4.30%, 4/01/27		109	116,048
Kinder Morgan, Inc./DE 3.15%, 1/15/23		150	153,642
Marathon Oil Corp. 3.85%, 6/01/25		19	20,103
6.80%, 3/15/32		100	126,502
Newfield Exploration Co. 5.625%, 7/01/24		40	44,119
Noble Energy, Inc. 3.85%, 1/15/28		30	31,650
3.90%, 11/15/24		107	113,260
Occidental Petroleum Corp. 2.90%, 8/15/24		75	76,187
3.20%, 8/15/26		15	15,174
ONEOK, Inc. 4.00%, 7/13/27		87	92,369
4.35%, 3/15/29		57	61,898
Plains All American Pipeline LP/PAA Finance Corp. 3.60%, 11/01/24		137	141,347
Sabine Pass Liquefaction LLC 5.00%, 3/15/27		80	88,203
5.625%, 3/01/25		36	40,470
TransCanada PipeLines Ltd. 9.875%, 1/01/21		108	116,094
Western Midstream Operating LP 4.50%, 3/01/28		30	29,252
4.75%, 8/15/28		20	19,916
Williams Cos., Inc. (The) 4.125%, 11/15/20		97	98,162

			1,894,401

SERVICES–0.6%
Expedia Group, Inc. 3.80%, 2/15/28		94	95,906
Global Payments, Inc. 4.00%, 6/01/23		43	45,280
S&P Global, Inc. 4.40%, 2/15/26		127	141,037

			282,223

	Principal Amount (000)		U.S. $ Value

TECHNOLOGY–1.1%
Broadcom Corp./Broadcom Cayman Finance Ltd. 3.625%, 1/15/24	U.S.$	22	$22,785
3.875%, 1/15/27		62	64,411
Broadcom, Inc. 3.625%, 10/15/24(a)		35	36,354
4.25%, 4/15/26(a)		42	44,712
Dell International LLC/EMC Corp. 6.02%, 6/15/26(a)		78	90,054
KLA Corp. 4.65%, 11/01/24		134	147,744
Lam Research Corp. 2.80%, 6/15/21		39	39,467
Seagate HDD Cayman 4.75%, 1/01/25		37	39,430

			484,957

			6,639,815

FINANCIAL INSTITUTIONS–13.1%
BANKING–12.0%
American Express Co. Series C 4.90%, 3/15/20(b)		15	15,076
Australia & New Zealand Banking Group Ltd. 4.40%, 5/19/26(a)		200	213,450
Banco Santander SA 3.50%, 4/11/22		200	205,296
Bank of America Corp.
Series DD 6.30%, 3/10/26(b)		27	31,300
Series L 3.95%, 4/21/25		360	384,012
Series Z 6.50%, 10/23/24(b)		41	46,540
Banque Federative du Credit Mutuel SA 2.75%, 10/15/20(a)		200	201,174
Barclays Bank PLC 6.86%, 6/15/32(a)(b)		29	35,153
BBVA USA 5.50%, 4/01/20		250	252,018
BNP Paribas SA 4.375%, 5/12/26(a)		200	214,392
Capital One Financial Corp. 3.30%, 10/30/24		135	140,563
CIT Group, Inc. 5.25%, 3/07/25		56	61,958
Citigroup, Inc. 3.875%, 3/26/25		165	174,702
Commonwealth Bank of Australia 2.25%, 3/10/20(a)		52	52,037
Cooperatieve Rabobank UA 4.375%, 8/04/25		250	271,667

8

AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

Credit Suisse Group Funding Guernsey Ltd. 3.80%, 6/09/23	U.S.$	265	$277,542
Goldman Sachs Group, Inc. (The)
2.35%, 11/15/21		118	118,398
3.75%, 5/22/25		53	56,261
3.85%, 7/08/24		100	105,835
Series D 6.00%, 6/15/20		195	198,526
HSBC Holdings PLC 4.25%, 8/18/25		203	217,634
ING Groep NV 3.55%, 4/09/24		200	209,592
JPMorgan Chase & Co. 3.22%, 3/01/25		140	145,114
3.54%, 5/01/28		105	111,369
Series FF 5.00%, 8/01/24(b)		68	71,095
Series Z 5.30%, 5/01/20(b)		22	22,206
Manufacturers & Traders Trust Co. 2.625%, 1/25/21		250	251,710
Morgan Stanley
3.737%, 4/24/24		75	78,362
5.00%, 11/24/25		60	67,597
Series G 4.35%, 9/08/26		186	203,404
MUFG Bank Ltd. 2.30%, 3/05/20(a)		200	200,076
Santander Holdings USA, Inc. 4.40%, 7/13/27		140	151,347
Truist Financial Corp. 2.625%, 6/29/20		45	45,167
UBS Group AG 4.125%, 9/24/25(a)		200	217,620
US Bancorp Series J 5.30%, 4/15/27(b)		63	69,335
Wells Fargo & Co.
3.069%, 1/24/23		113	115,320
3.75%, 1/24/24		110	116,339

			5,349,187

FINANCE–0.4%
Synchrony Financial 4.50%, 7/23/25		147	158,881

INSURANCE–0.3%
Centene Corp.
4.25%, 12/15/27(a)		14	14,418
4.625%, 12/15/29(a)		16	16,849
Hartford Financial Services Group, Inc. (The) 5.50%, 3/30/20		31	31,259
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(a)		35	59,697

Voya Financial, Inc. 5.65%, 5/15/53	U.S.$	31	$32,986

			155,209

REITS–0.4%
Host Hotels & Resorts LP Series D 3.75%, 10/15/23		6	6,283
Welltower, Inc. 4.00%, 6/01/25		146	157,480

			163,763

			5,827,040

UTILITY–1.0%
ELECTRIC–1.0%
AES Corp./VA 4.00%, 3/15/21		49	49,779
Enel Chile SA 4.875%, 6/12/28		68	75,523
Exelon Generation Co. LLC 2.95%, 1/15/20		81	81,019
Israel Electric Corp., Ltd. Series 6 5.00%, 11/12/24(a)		200	219,688

			426,009

Total Corporates– Investment Grade (cost $12,204,048)			12,892,864

MORTGAGE PASS-THROUGHS–20.6%
AGENCY FIXED RATE 30-YEAR–18.4%
Federal Home Loan Mortgage Corp. Series 2019 3.50%, 9/01/49–11/01/49		501	524,372
Federal Home Loan Mortgage Corp. Gold
Series 2005 5.50%, 1/01/35		61	68,244
Series 2007 5.50%, 7/01/35		18	19,780
Series 2016 4.00%, 2/01/46		192	205,604
Series 2017 4.00%, 7/01/44		150	160,392
Series 2018 4.00%, 11/01/48–12/01/48		184	195,382
4.50%, 10/01/48–11/01/48		365	391,071
5.00%, 11/01/48		96	104,529
Federal National Mortgage Association Series 2003 5.50%, 4/01/33–7/01/33		56	62,627
Series 2004 5.50%, 4/01/34–11/01/34		50	56,212
Series 2005 5.50%, 2/01/35		58	65,188

9

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

Series 2010 4.00%, 12/01/40	U.S.$	89	$95,477
Series 2012 3.50%, 2/01/42–1/01/43		226	238,241
Series 2013 3.50%, 4/01/43		110	115,837
4.00%, 10/01/43		346	370,370
Series 2017 3.50%, 9/01/47		288	299,227
Series 2018 3.50%, 2/01/48–5/01/48		2,746	2,867,986
4.00%, 8/01/48–12/01/48		405	428,761
4.50%, 9/01/48		327	349,606
Series 2019 3.50%, 9/01/49–11/01/49		694	724,353
4.00%, 6/01/49		226	239,687
Series 2020 3.50%, 1/01/50, TBA		225	231,486
Government National Mortgage Association Series 1994 9.00%, 9/15/24		1	903
Series 2016 3.00%, 4/20/46		212	219,046
Series 2020 3.00%, 1/01/50, TBA		150	154,125

			8,188,506

AGENCY FIXED RATE 15-YEAR–2.2%
Federal National Mortgage Association Series 2016 2.50%, 7/01/31–1/01/32		966	977,799

Total Mortgage Pass-Throughs (cost $8,898,777)			9,166,305

COMMERCIAL MORTGAGE-BACKED SECURITIES–12.7%
NON-AGENCY FIXED RATE CMBS–10.0%
CCUBS Commercial Mortgage Trust Series 2017-C1, Class A4 3.544%, 11/15/50		155	164,940
CFCRE Commercial Mortgage Trust Series 2016-C4, Class A4 3.283%, 5/10/58		115	119,556
CGRBS Commercial Mortgage Trust Series 2013-VN05, Class A 3.369%, 3/13/35(a)		260	268,723
Citigroup Commercial Mortgage Trust
Series 2015-GC27, Class A5 3.137%, 2/10/48		144	148,494
Series 2015-GC35, Class A4 3.818%, 11/10/48		55	59,018

Series 2016-C1, Class A4 3.209%, 5/10/49	U.S.$	192	$200,101
Series 2016-GC36, Class A5 3.616%, 2/10/49		65	69,153
Commercial Mortgage Trust Series 2013-SFS, Class A1 1.873%, 4/12/35(a)		48	48,105
Series 2014-UBS3, Class A4 3.819%, 6/10/47		130	137,703
Series 2014-UBS5, Class A4 3.838%, 9/10/47		130	136,985
Series 2015-CR24, Class A5 3.696%, 8/10/48		65	69,133
Series 2015-DC1, Class A5 3.35%, 2/10/48		80	83,314
CSAIL Commercial Mortgage Trust Series 2015-C2, Class A4 3.504%, 6/15/57		100	104,547
Series 2015-C3, Class A4 3.718%, 8/15/48		117	123,226
Series 2015-C4, Class A4 3.808%, 11/15/48		215	229,234
GS Mortgage Securities Trust Series 2013-G1, Class A2 3.557%, 4/10/31(a)		136	138,488
Series 2015-GC28, Class A5 3.396%, 2/10/48		95	99,296
Series 2018-GS9, Class A4 3.992%, 3/10/51		75	82,235
JP Morgan Chase Commercial Mortgage Securities Trust
Series 2012-C6, Class D 5.157%, 5/15/45		110	111,327
Series 2012-C6, Class E 5.157%, 5/15/45(a)		132	126,887
JPMBB Commercial Mortgage Securities Trust
Series 2014-C21, Class A5 3.775%, 8/15/47		100	105,993
Series 2014-C22, Class XA 0.852%, 9/15/47(c)		2,571	84,737
Series 2014-C24, Class C 4.411%, 11/15/47		110	112,941
Series 2015-C30, Class A5 3.822%, 7/15/48		65	69,576
Series 2015-C31, Class A3 3.801%, 8/15/48		195	208,884
LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AJ 5.452%, 9/15/39		25	13,086
LSTAR Commercial Mortgage Trust Series 2016-4, Class A2 2.579%, 3/10/49(a)		159	157,653

10

AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

Morgan Stanley Capital I Trust Series 2016-UB12, Class A4 3.596%, 12/15/49	U.S.$	100	$106,527
UBS Commercial Mortgage Trust
Series 2018-C10, Class A4 4.313%, 5/15/51		125	140,512
Series 2018-C8, Class A4 3.983%, 2/15/51		100	109,633
Series 2018-C9, Class A4 4.117%, 3/15/51		125	138,455
UBS-Barclays Commercial Mortgage Trust Series 2012-C4, Class A5 2.85%, 12/10/45		112	113,915
Wells Fargo Commercial Mortgage Trust
Series 2015-SG1, Class A4 3.789%, 9/15/48		95	101,299
Series 2016-C35, Class XA 1.955%, 7/15/48(c)		958	93,036
Series 2016-LC25, Class C 4.419%, 12/15/59		85	88,553
Series 2016-NXS6, Class C 4.313%, 11/15/49		100	105,810
WF-RBS Commercial Mortgage Trust
Series 2013-C11, Class XA 1.193%, 3/15/45(a)(c)		1,266	39,137
Series 2014-C19, Class A5 4.101%, 3/15/47		130	138,904

			4,449,116

NON-AGENCY FLOATING RATE CMBS – 2.7%
Ashford Hospitality Trust Series 2018-KEYS, Class A 2.74% (LIBOR 1 Month + 1.00%), 5/15/35(a)(d)		100	99,872
Atrium Hotel Portfolio Trust Series 2018-ATRM, Class A 2.69% (LIBOR 1 Month + 0.95%), 6/15/35(a)(d)		100	99,782
BAMLL Commercial Mortgage Securities Trust Series 2017-SCH, Class AF 2.74% (LIBOR 1 Month + 1.00%), 11/15/33(a)(d)		185	185,131
BFLD Trust Series 2019-DPLO, Class D 3.58% (LIBOR 1 Month + 1.84%), 10/15/34(a)(d)		70	69,888

BHMS Series 2018-ATLS, Class A 2.99% (LIBOR 1 Month + 1.25%), 7/15/35(a)(d)	U.S.$	81	$80,978
BX Trust Series 2018-EXCL, Class A 2.827% (LIBOR 1 Month + 1.09%), 9/15/37(a)(d)		86	86,012
CLNY Trust Series 2019-IKPR, Class D 3.765% (LIBOR 1 Month + 2.12%), 11/15/38(a)(d)		65	64,391
DBWF Mortgage Trust Series 2018-GLKS, Class A 2.794% (LIBOR 1 Month + 1.03%), 11/19/35(a)(d)		100	99,950
GS Mortgage Securities Corp. Trust
Series 2019-BOCA, Class A 2.94% (LIBOR 1 Month + 1.20%), 6/15/38(a)(d)		115	114,963
Series 2019-SMP, Class A 2.89% (LIBOR 1 Month + 1.15%), 8/15/32(a)(d)		100	100,006
Starwood Retail Property Trust Series 2014-STAR, Class A 3.21% (LIBOR 1 Month + 1.22%), 11/15/27(a)(d)		173	172,781

			1,173,754

Total Commercial Mortgage-Backed Securities (cost $5,547,514)			5,622,870

COLLATERALIZED MORTGAGE OBLIGATIONS–10.2%
RISK SHARE FLOATING RATE–7.9%
Bellemeade Re Ltd. Series 2017-1, Class M1
3.492% (LIBOR 1 Month + 1.70%), 10/25/27(a)(d)		33	33,452
Series 2018-2A, Class M1B 3.142% (LIBOR 1 Month + 1.35%), 8/25/28(a)(d)		150	150,378
Series 2018-3A, Class M1B 3.642% (LIBOR 1 Month + 1.85%), 10/25/28(a)(d)		150	150,284
Series 2019-4A, Class M1B 3.792% (LIBOR 1 Month + 2.00%), 10/25/29(a)(d)		150	149,921

11

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

Connecticut Avenue Securities Trust
Series 2018-R07, Class 1M2 4.192% (LIBOR 1 Month + 2.40%), 4/25/31(a)(d)	U.S.$	50	$50,910
Series 2019-HRP1, Class M2 3.858% (LIBOR 1 Month + 2.15%), 11/25/39(a)(d)		116	116,381
Series 2019-R02, Class 1M2 4.092% (LIBOR 1 Month + 2.30%), 8/25/31(a)(d)		70	70,646
Series 2019-R03, Class 1M2 3.942% (LIBOR 1 Month + 2.15%), 9/25/31(a)(d)		110	110,828
Series 2019-R04, Class 2M2 3.892% (LIBOR 1 Month + 2.10%), 6/25/39(a)(d)		115	115,684
Series 2019-R05, Class 1M2 3.792% (LIBOR 1 Month + 2.00%), 7/25/39(a)(d)		120	120,606
Series 2019-R06, Class 2M2 3.892% (LIBOR 1 Month + 2.10%), 9/25/39(a)(d)		115	116,085
Series 2019-R07, Class 1M2 3.892% (LIBOR 1 Month + 2.10%), 10/25/39(a)(d)		110	111,033
Eagle RE Ltd. Series 2018-1, Class M1 3.492% (LIBOR 1 Month + 1.70%), 11/25/28(a)(d)		102	102,275
Federal Home Loan Mortgage Corp.
Series 2019-DNA3, Class M2 3.842% (LIBOR 1 Month + 2.05%), 7/25/49(a)(d)		115	115,533
Series 2019-DNA4, Class M2 3.658% (LIBOR 1 Month + 1.95%), 10/25/49(a)(d)		110	110,159
Series 2019-FTR2, Class M2 3.942% (LIBOR 1 Month + 2.15%), 11/25/48(a)(d)		115	115,216
Series 2019-HQA1, Class M2 4.142% (LIBOR 1 Month + 2.35%), 2/25/49(a)(d)		90	90,923
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2015-HQA1, Class M2 4.442% (LIBOR 1 Month + 2.65%), 3/25/28(d)		12	12,499

Federal National Mortgage Association Connecticut Avenue Securities
Series 2014-C03, Class 1M2 4.792% (LIBOR 1 Month + 3.00%), 7/25/24(d)	U.S.$	38	$39,840
Series 2014-C04, Class 2M2 6.792% (LIBOR 1 Month + 5.00%), 11/25/24(d)		32	35,043
Series 2015-C01, Class 1M2 6.092% (LIBOR 1 Month + 4.30%), 2/25/25(d)		48	51,516
Series 2015-C01, Class 2M2 6.342% (LIBOR 1 Month + 4.55%), 2/25/25(d)		33	34,023
Series 2015-C02, Class 1M2 5.792% (LIBOR 1 Month + 4.00%), 5/25/25(d)		61	65,019
Series 2015-C02, Class 2M2 5.792% (LIBOR 1 Month + 4.00%), 5/25/25(d)		58	59,903
Series 2015-C03, Class 1M2 6.792% (LIBOR 1 Month + 5.00%), 7/25/25(d)		76	82,513
Series 2015-C03, Class 2M2 6.792% (LIBOR 1 Month + 5.00%), 7/25/25(d)		53	56,790
Series 2015-C04, Class 1M2 7.492% (LIBOR 1 Month + 5.70%), 4/25/28(d)		94	104,633
Series 2015-C04, Class 2M2 7.342% (LIBOR 1 Month + 5.55%), 4/25/28(d)		77	81,816
Series 2016-C01, Class 1M2 8.542% (LIBOR 1 Month + 6.75%), 8/25/28(d)		129	143,275
Series 2016-C01, Class 2M2 8.742% (LIBOR 1 Month + 6.95%), 8/25/28(d)		64	69,957
Series 2016-C02, Class 1M2 7.792% (LIBOR 1 Month + 6.00%), 9/25/28(d)		106	116,934
Series 2016-C03, Class 2M2 7.692% (LIBOR 1 Month + 5.90%), 10/25/28(d)		131	141,676

12

AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

Series 2016-C05, Class 2M2 6.242% (LIBOR 1 Month + 4.45%), 1/25/29(d)	U.S.$	88	$92,417
Series 2017-C04, Class 2M2
4.642% (LIBOR 1 Month + 2.85%), 11/25/29(d)		45	46,536
Home Re Ltd. Series 2018-1, Class M1 3.392% (LIBOR 1 Month + 1.60%), 10/25/28(a)(d)		98	98,238
PMT Credit Risk Transfer Trust
Series 2019-1R, Class A 3.70% (LIBOR 1 Month + 2.00%), 3/27/24(d)(e)		91	90,501
Series 2019-2R, Class A 4.45% (LIBOR 1 Month + 2.75%), 5/27/23(d)(e)		113	114,184
Series 2019-3R, Class A 4.614% (LIBOR 1 Month + 2.70%), 10/27/22(d)(e)		95	95,064
Wells Fargo Credit Risk Transfer Securities Trust
Series 2015-WF1, Class 1M2 7.042% (LIBOR 1 Month + 5.25%), 11/25/25(d)(e)		37	41,479
Series 2015-WF1, Class 2M2
7.292% (LIBOR 1 Month + 5.50%), 11/25/25(d)(e)		17	19,674

			3,523,844

AGENCY FLOATING RATE–1.3%
Federal National Mortgage Association REMICs Series 2011-131, Class ST 4.748% (6.54%–LIBOR 1 Month), 12/25/41(d)(f)		140	30,221
Series 2012-70, Class SA 4.758% (6.55%–LIBOR 1 Month), 7/25/42(d)(f)		254	56,338
Series 2015-90, Class SL 4.358% (6.15%–LIBOR 1 Month), 12/25/45(d)(f)		272	53,081
Series 2016-77, Class DS 4.208% (6.00%–LIBOR 1 Month), 10/25/46(d)(f)		268	49,868
Series 2017-16, Class SG 4.258% (6.05%–LIBOR 1 Month), 3/25/47(d)(f)		280	53,232

Series 2017-26, Class TS 4.158% (5.95%–LIBOR 1 Month), 4/25/47(d)(f)	U.S.$	264	$52,123
Series 2017-62, Class AS 4.358% (6.15%–LIBOR 1 Month), 8/25/47(d)(f)		276	50,068
Series 2017-81, Class SA 4.408% (6.20%–LIBOR 1 Month), 10/25/47(d)(f)		274	54,249
Series 2017-97, Class LS 4.408% (6.20%–LIBOR 1 Month), 12/25/47(d)(f)		279	61,461
Government National Mortgage Association Series 2017-134, Class SE 4.435% (6.20%–LIBOR 1 Month), 9/20/47(d)(f)		229	35,924
Series 2017-65, Class ST 4.385% (6.15%–LIBOR 1 Month), 4/20/47(d)(f)		261	52,133

			548,698

NON-AGENCY FIXED RATE–0.7%
Alternative Loan Trust Series 2005-20CB, Class 3A6 5.50%, 7/25/35		15	13,709
Series 2006-24CB, Class A16 5.75%, 8/25/36		61	49,340
Series 2006-28CB, Class A14 6.25%, 10/25/36		45	36,368
Series 2006-J1, Class 1A13 5.50%, 2/25/36		31	28,185
Chase Mortgage Finance Trust Series 2007-S5, Class 1A17 6.00%, 7/25/37		21	16,377
Countrywide Home Loan Mortgage Pass-Through Trust Series 2006-10, Class 1A8 6.00%, 5/25/36		30	23,119
Series 2006-13, Class 1A19 6.25%, 9/25/36		16	12,116
First Horizon Alternative Mortgage Securities Trust Series 2006-FA3, Class A9 6.00%, 7/25/36		47	36,015

13

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

JP Morgan Alternative Loan Trust Series 2006-A3, Class 2A1 4.208%, 7/25/36	U.S.$	103	$90,618

			305,847

NON-AGENCY FLOATING RATE–0.2%
Deutsche Alt-A Securities Mortgage Loan Trust Series 2006-AR4, Class A2 1.982% (LIBOR 1 Month + 0.19%), 12/25/36(d)		118	61,542
HomeBanc Mortgage Trust Series 2005-1, Class A1 2.042% (LIBOR 1 Month + 0.25%), 3/25/35(d)		33	29,848

			91,390

AGENCY FIXED RATE–0.1%
Federal National Mortgage Association Grantor Trust Series 2004-T5, Class AB4 2.248%, 5/28/35		50	48,359

Total Collateralized Mortgage Obligations (cost $4,472,970)			4,518,138

INFLATION-LINKED SECURITIES–8.1%
JAPAN–1.3%
Japanese Government CPI Linked Bond Series 22 0.10%, 3/10/27	JPY	60,735	573,780

UNITED STATES–6.8%
U.S. Treasury Inflation Index 0.125%, 4/15/21–7/15/26 (TIPS)	U.S.$	2,264	2,268,534
0.375%, 7/15/25 (TIPS)		663	676,137
0.75%, 7/15/28 (TIPS)		92	97,049

			3,041,720

Total Inflation-Linked Securities (cost $3,563,395)			3,615,500

GOVERNMENTS–TREASURIES–7.5%
MALAYSIA–0.3%
Malaysia Government Bond Series 0117 3.882%, 3/10/22	MYR	474	117,979

UNITED STATES–7.2%
U.S. Treasury Bonds 2.375%, 11/15/49	U.S.$	45	44,979
2.875%, 5/15/49		65	71,825
3.00%, 11/15/45		1,538	1,723,794
4.375%, 11/15/39		610	817,400

	Principal Amount (000)		U.S. $ Value

U.S. Treasury Notes 1.75%, 11/30/21–11/15/29	U.S.$	547	$546,889

			3,204,887

Total Governments–Treasuries (cost $3,404,793)			3,322,866

ASSET-BACKED SECURITIES–5.5%
AUTOS–FIXED RATE–3.3%
Avis Budget Rental Car Funding AESOP LLC Series 2016-1A, Class A 2.99%, 6/20/22(a)		100	101,060
Series 2018-2A, Class A 4.00%, 3/20/25(a)		105	110,902
Exeter Automobile Receivables Trust Series 2016-3A, Class D 6.40%, 7/17/23(a)		100	104,193
Series 2017-1A, Class D 6.20%, 11/15/23(a)		100	104,839
Series 2017-3A, Class C 3.68%, 7/17/23(a)		60	60,926
Flagship Credit Auto Trust Series 2016-4, Class D 3.89%, 11/15/22(a)		125	127,181
Series 2017-3, Class A 1.88%, 10/15/21(a)		3	3,281
Series 2018-3, Class B 3.59%, 12/16/24(a)		75	76,193
Ford Credit Floorplan Master Owner Trust Series 2015-2, Class A1 1.98%, 1/15/22		198	197,982
Series 2017-1, Class A1 2.07%, 5/15/22		115	115,019
Hertz Vehicle Financing II LP Series 2015-1A, Class B 3.52%, 3/25/21(a)		115	115,249
Series 2017-1A, Class A 2.96%, 10/25/21(a)		125	125,639
Series 2019-1A, Class A 3.71%, 3/25/23(a)		100	102,609
Hertz Vehicle Financing LLC Series 2018-2A, Class A 3.65%, 6/27/22(a)		125	127,342

			1,472,415

OTHER ABS–FIXED RATE–1.4%
CLUB Credit Trust Series 2017-P2, Class A 2.61%, 1/15/24(a)		1	1,282
Consumer Loan Underlying Bond Credit Trust Series 2017-P1, Class B 3.56%, 9/15/23(a)		3	2,561
Series 2018-P1, Class A 3.39%, 7/15/25(a)		23	23,571

14

AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

Marlette Funding Trust Series 2017-3A, Class B 3.01%, 12/15/24(a)	U.S.$	35	$34,644
Series 2018-3A, Class A 3.20%, 9/15/28(a)		28	27,643
Series 2018-4A, Class A 3.71%, 12/15/28(a)		28	27,717
Series 2019-3A, Class A 2.69%, 9/17/29(a)		75	75,289
SBA Tower Trust Series 2015-1A,Class C 3.156%, 10/08/20(a)		147	147,148
SoFi Consumer Loan Program LLC Series 2016-2, Class A 3.09%, 10/27/25(a)		11	10,630
Series 2016-3, Class A 3.05%, 12/26/25(a)		13	13,440
Series 2017-1, Class A 3.28%, 1/26/26(a)		16	15,742
Series 2017-2, Class A 3.28%, 2/25/26(a)		20	19,847
Series 2017-3, Class A 2.77%, 5/25/26(a)		26	26,070
Series 2017-4, Class B 3.59%, 5/26/26(a)		130	132,518
Series 2017-5, Class A2 2.78%, 9/25/26(a)		82	82,169

			640,271

CREDIT CARDS–FIXED RATE–0.6%
World Financial Network Credit Card Master Trust Series 2018-A, Class A 3.07%, 12/16/24		130	131,442
Series 2018-B, Class M 3.81%, 7/15/25		70	71,593
Series 2019-B, Class M 3.04%, 4/15/26		80	80,008

			283,043

HOME EQUITY LOANS–FIXED RATE–0.1%
Credit-Based Asset Servicing & Securitization LLC Series 2003-CB1, Class AF 3.95%, 1/25/33		44	45,279

HOME EQUITY LOANS–FLOATING RATE–0.1%
ABFC Trust Series 2003-WF1, Class A2 2.917% (LIBOR 1 Month + 1.13%), 12/25/32(d)		19	18,792

Total Asset-Backed Securities (cost $2,426,699)			2,459,800

CORPORATES–NON-INVESTMENT GRADE–2.5%
FINANCIAL INSTITUTIONS–1.6%
BANKING–1.4%
Citigroup, Inc. 5.95%, 1/30/23(b)	U.S.$	55	$58,349
Series O 5.875%, 3/27/20(b)		46	46,359
Series Q 5.95%, 8/15/20(b)		90	91,804
Credit Suisse Group AG 7.50%, 7/17/23(a)(b)		200	219,166
Goldman Sachs Group, Inc. (The) Series L 5.785% (LIBOR 3 Month + 3.88%), 1/31/20(b)(d)		6	6,041
Series M 5.375%, 5/10/20(b)		45	45,470
Series P 5.00%, 11/10/22(b)		31	31,305
Morgan Stanley Series J 5.55%, 7/15/20(b)		20	20,354
Standard Chartered PLC 3.446% (LIBOR 3 Month + 1.51%), 1/30/27(a)(b)(d)		100	86,194

			605,042

FINANCE–0.2%
Navient Corp. 6.625%, 7/26/21		95	100,467

			705,509

INDUSTRIAL–0.9%
BASIC–0.1%
Sealed Air Corp. 4.00%, 12/01/27(a)		47	47,667

CAPITAL GOODS–0.1%
TransDigm, Inc. 6.25%, 3/15/26(a)		50	54,214

COMMUNICATIONS– MEDIA–0.1%
CSC Holdings LLC 6.75%, 11/15/21		30	32,298
Diamond Sports Group LLC/Diamond Sports Finance Co. 5.375%, 8/15/26(a)		30	30,395

			62,693

CONSUMER CYCLICAL–AUTOMOTIVE–0.1%
Panther BF Aggregator 2 LP/Panther Finance Co., Inc. 6.25%, 5/15/26(a)		20	21,614

CONSUMER NON-CYCLICAL–0.2%
Spectrum Brands, Inc. 5.75%, 7/15/25		69	72,211

15

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

	Principal Amount (000)			U.S. $ Value

ENERGY–0.2%
Sunoco LP/Sunoco Finance Corp. 4.875%, 1/15/23	U.S.$		69	$70,672
Transocean Poseidon Ltd. 6.875%, 2/01/27(a)			33	34,915

				105,587

TECHNOLOGY–0.1%
CommScope, Inc. 5.50%, 3/01/24(a)			26	27,141
6.00%, 3/01/26(a)			30	31,922

				59,063

				423,049

Total Corporates–Non-Investment Grade (cost $1,108,502)				1,128,558

EMERGING MARKETS–TREASURIES–0.8%
SOUTH AFRICA–0.8%
Republic of South Africa Government Bond Series 2030 8.00%, 1/31/30 (cost $314,846)		ZAR	5,122	341,008

LOCAL GOVERNMENTS–US MUNICIPAL BONDS–0.7%
UNITED STATES–0.7%
State of California Series 2010 7.625%, 3/01/40 (cost $202,957)		U.S.$	200	320,246

	Shares
PREFERRED STOCKS–0.2%
FINANCIAL INSTITUTIONS–0.2%
REITS–0.2%
Sovereign Real Estate Investment Trust 12.00%(a) (cost $87,658)			93	97,883

	Principal Amount (000)
QUASI-SOVEREIGNS–0.2%
QUASI-SOVEREIGN BONDS–0.2%
MEXICO–0.2%
Petroleos Mexicanos 6.75%, 9/21/47	U.S.$		50	50,438
6.84%, 1/23/30(a)			17	18,188

Total Quasi-Sovereigns (cost $60,856)				68,626

EMERGING MARKETS–CORPORATE BONDS–0.1%
UTILITY–0.1%
ELECTRIC–0.1%
Terraform Global Operating LLC 6.125%, 3/01/26(e) (cost $21,000)	U.S.$		21	$21,837

SHORT-TERM INVESTMENTS–2.6%
GOVERNMENTS–TREASURIES–2.0%
JAPAN–2.0%
Japan Treasury Discount Bill
Series 863 Zero Coupon, 1/20/20		JPY	22,500	207,093
Series 869 Zero Coupon, 2/17/20			29,700	273,398
Series 874 Zero Coupon, 3/16/20			45,100	415,208

Total Governments–Treasuries (cost $895,520)				895,699

			Shares
INVESTMENT COMPANIES–0.6%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 1.53%(g)(h)(i) (cost $263,950)			263,950	263,950

Total Short-Term Investments (cost $1,159,470)				1,159,649

TOTAL INVESTMENTS–100.7% (cost $43,473,485)				44,736,150
Other assets less liabilities–(0.7)%				(321,026)

NET ASSETS–100.0%				$44,415,124

16

AB Variable Products Series Fund

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Euro-Bund Futures	3	March 2020	$573,716	$(4,838)
U.S. 10 Yr Ultra Futures	7	March 2020	984,922	(12,212)
U.S. T-Note 10 Yr (CBT) Futures	1	March 2020	128,422	186
U.S. T-Note 2 Yr (CBT) Futures	20	March 2020	4,310,000	(1,579)
U.S. Ultra Bond (CBT) Futures	12	March 2020	2,179,875	(54,447)

Sold Contracts
10 Yr Mini Japan Government Bond Futures	5	March 2020	699,139	421
Long Gilt Futures	2	March 2020	348,052	1,998
U.S. T-Note 5 Yr (CBT) Futures	17	March 2020	2,016,359	3,768

				$(66,703)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	USD	66	RUB	4,251	1/17/20	$2,189
Barclays Bank PLC	RUB	4,233	USD	67	1/17/20	(928)
Citibank, NA	BRL	269	USD	66	1/03/20	(1,203)
Citibank, NA	USD	67	BRL	269	1/03/20	133
Citibank, NA	JPY	91,991	USD	851	1/30/20	3,517
Credit Suisse International	BRL	269	USD	67	1/03/20	(133)
Credit Suisse International	USD	64	BRL	269	1/03/20	3,120
State Street Bank & Trust Co.	PLN	446	USD	116	1/09/20	(1,207)
State Street Bank & Trust Co.	USD	113	PLN	446	1/09/20	4,087
State Street Bank & Trust Co.	USD	51	GBP	39	1/10/20	1,401
State Street Bank & Trust Co.	EUR	188	USD	207	1/16/20	(3,731)
State Street Bank & Trust Co.	USD	101	EUR	90	1/16/20	558
State Street Bank & Trust Co.	NZD	247	USD	158	1/17/20	(8,654)
State Street Bank & Trust Co.	USD	163	NZD	248	1/17/20	3,398
State Street Bank & Trust Co.	ZAR	4,715	USD	317	1/23/20	(18,697)
State Street Bank & Trust Co.	JPY	69,663	USD	645	1/30/20	3,192
State Street Bank & Trust Co.	MYR	491	USD	117	2/13/20	(3,289)

						$(16,247)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at December 31, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
CDX-NAIG Series 32, 5 Year Index, 6/20/24*	(1.00)%	Quarterly	0.39%	USD	760	$(20,081)	$(12,418)		$(7,663)

*	Termination date

17

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)		Unrealized Appreciation/ (Depreciation)
CAD	3,550	8/27/21	3 Month CDOR	1.623%	Semi-Annual/ Semi-Annual	$(19,586)	$20		$(19,606)
SEK	15,600	8/30/24	3 Month STIBOR	(0.165)%	Quarterly/Annual	(41,890)	–0	–	(41,890)
USD	130	9/27/29	1.593%	3 Month LIBOR	Semi-Annual/Quarterly	3,091	–0	–	3,091
JPY	142,860	12/13/29	6 Month LIBOR	0.080%	Semi-Annual/ Semi-Annual	(5,593)	–0	–	(5,593)
USD	250	12/13/29	1.764%	3 Month LIBOR	Semi-Annual/ Quarterly	3,293	–0	–	3,293

						$(60,685)	$20		$(60,705)

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at December 31, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00%	Monthly	9.98%	USD	166	$(18,630)	$(26,751)	$8,121
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	Monthly	9.98	USD	19	(2,133)	(3,082)	949
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	Monthly	9.98	USD	2	(224)	(321)	97
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	Monthly	9.98	USD	3	(337)	(480)	143
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	Monthly	9.98	USD	38	(4,265)	(5,938)	1,673
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	Monthly	9.98	USD	19	(2,132)	(2,934)	802
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	5.13	USD	22	(1,113)	(2,790)	1,677
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	5.13	USD	37	(1,873)	(4,234)	2,361
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	5.13	USD	54	(2,733)	(6,179)	3,446
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	5.13	USD	73	(3,694)	(8,168)	4,474
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	5.13	USD	107	(5,414)	(11,973)	6,559
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	5.13	USD	73	(3,694)	(8,008)	4,314
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	5.13	USD	91	(4,604)	(9,749)	5,145

18

AB Variable Products Series Fund

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at December 31, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts (continued)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00%	Monthly	5.13%	USD	78	$(3,947)	$(8,399)	$4,452
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	5.13	USD	29	(1,468)	(3,119)	1,651
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	5.13	USD	44	(2,227)	(5,580)	3,353
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	5.13	USD	62	(3,137)	(7,862)	4,725
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	5.13	USD	44	(2,226)	(5,763)	3,537
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	5.13	USD	5	(253)	(644)	391
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	5.13	USD	47	(2,382)	(5,665)	3,283
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	5.13	USD	14	(709)	(1,687)	978
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	5.13	USD	32	(1,619)	(4,242)	2,623
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	5.13	USD	60	(3,036)	(8,142)	5,106
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	5.13	USD	31	(1,566)	(4,757)	3,191
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	5.13	USD	5	(253)	(805)	552
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	5.13	USD	52	(2,627)	(7,746)	5,119
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	5.13	USD	28	(1,417)	(1,935)	518
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	5.13	USD	318	(16,101)	(13,003)	(3,098)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	5.13	USD	350	(17,710)	(20,245)	2,535
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	5.13	USD	56	(2,828)	(8,303)	5,475
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	5.13	USD	94	(4,757)	(6,078)	1,321
Deutsche Bank AG
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	1.41	USD	135	2,138	(2,639)	4,777
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	5.13	USD	132	(6,679)	(9,246)	2,567
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	5.13	USD	85	(4,301)	(6,988)	2,687
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	5.13	USD	8	(405)	(937)	532
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	5.13	USD	51	(2,580)	(6,423)	3,843
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	5.13	USD	28	(1,417)	(3,201)	1,784

19

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at December 31, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts (continued)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00%	Monthly	5.13%	USD	27	$(1,367)	$(3,086)	$1,719
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	5.13	USD	84	(4,251)	(9,045)	4,794
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	5.13	USD	8	(405)	(459)	54
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	5.13	USD	92	(4,655)	(12,191)	7,536
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	5.13	USD	14	(708)	(1,794)	1,086
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	5.13	USD	246	(12,447)	(12,024)	(423)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	5.13	USD	49	(2,479)	(4,232)	1,753
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	5.13	USD	4	(202)	(358)	156
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	5.13	USD	8	(405)	(730)	325
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	5.13	USD	8	(405)	(790)	385
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	5.13	USD	16	(809)	(1,726)	917
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	5.13	USD	41	(2,075)	(5,577)	3,502
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	5.13	USD	57	(2,885)	(6,070)	3,185
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	5.13	USD	34	(1,718)	(5,224)	3,506
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	5.13	USD	28	(1,414)	(4,574)	3,160
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	5.13	USD	39	(1,970)	(6,463)	4,493
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	5.13	USD	4	(202)	(607)	405
JPMorgan Securities, LLC
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	5.13	USD	51	(2,576)	(6,251)	3,675
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	5.13	USD	18	(909)	(2,226)	1,317
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	5.13	USD	9	(455)	(1,148)	693
Morgan Stanley Capital Services LLC
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	5.13	USD	35	(1,771)	(2,467)	696

						$(176,461)	$(321,058)	$144,597

*	Termination date

20

AB Variable Products Series Fund

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2019, the aggregate market value of these securities amounted to $8,625,270 or 19.4% of net assets.

(b)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(c)	IO—Interest Only.

(d)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at December 31, 2019.

(e)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.85% of net assets as of December 31, 2019, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
PMT Credit Risk Transfer Trust Series 2019-1R, Class A 3.70%, 3/27/24	3/21/19	$90,584	$90,501	0.20%
PMT Credit Risk Transfer Trust Series 2019-2R, Class A 4.555%, 5/27/23	6/07/19	113,476	114,184	0.26%
PMT Credit Risk Transfer Trust Series 2019-3R, Class A 4.614%, 10/27/22	10/11/19	94,622	95,064	0.21%
Terraform Global Operating LLC 6.125%, 3/01/26	2/08/18	21,000	21,837	0.05%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 7.042%, 11/25/25	9/28/15	36,964	41,479	0.09%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 2M2 7.292%, 11/25/25	9/28/15	17,310	19,674	0.04%

(f)	Inverse interest only security.

(g)	Affiliated investments.

(h)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(i)	The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

BRL—Brazilian Real

CAD—Canadian Dollar

EUR—Euro

GBP—Great British Pound

JPY—Japanese Yen

MYR—Malaysian Ringgit

NZD—New Zealand Dollar

PLN—Polish Zloty

RUB—Russian Ruble

SEK—Swedish Krona

USD—United States Dollar

ZAR—South African Rand

Glossary:

ABS—Asset-Backed Securities

CBT—Chicago Board of Trade

CDOR—Canadian Dealer Offered Rate

CDX-CMBX.NA—North American Commercial Mortgage-Backed Index

21

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

CDX-NAIG—North American Investment Grade Credit Default Swap Index

CMBS—Commercial Mortgage-Backed Securities

CPI—Consumer Price Index

LIBOR—London Interbank Offered Rates

REIT—Real Estate Investment Trust

REMICs—Real Estate Mortgage Investment Conduits

STIBOR—Stockholm Interbank Offered Rate

TBA—To Be Announced

TIPS—Treasury Inflation Protected Security

See notes to financial statements.

22

INTERMEDIATE BOND PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES

December 31, 2019	AB Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $43,209,535)	$44,472,200
Affiliated issuers (cost $263,950)	263,950
Cash collateral due from broker	152,786
Foreign currencies, at value (cost $20)	20
Interest receivable	245,731
Unrealized appreciation on forward currency exchange contracts	21,595
Receivable for capital stock sold	20,616
Market value on credit default swaps (net premiums received $2,639)	2,138
Receivable for variation margin on centrally cleared swaps	1,527
Receivable for investment securities sold	1,346
Affiliated dividends receivable	368

Total assets	45,182,277

LIABILITIES
Due to custodian	608
Payable for investment securities purchased	384,609
Market value on credit default swaps (net premiums received $318,419)	178,599
Audit and tax fee payable	78,304
Unrealized depreciation on forward currency exchange contracts	37,842
Administrative fee payable	21,941
Payable for variation margin on futures	17,533
Advisory fee payable	16,425
Distribution fee payable	2,403
Payable for capital stock redeemed	2,364
Transfer Agent fee payable	132
Accrued expenses and other liabilities	26,393

Total liabilities	767,153

NET ASSETS	$44,415,124

COMPOSITION OF NET ASSETS
Capital stock, at par	$4,150
Additional paid-in capital	41,976,825
Distributable earnings	2,434,149

$44,415,124

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$32,763,038	3,052,919	$10.73

B	$11,652,086	1,097,383	$10.62

See notes to financial statements.

23

INTERMEDIATE BOND PORTFOLIO
STATEMENT OF OPERATIONS

Year Ended December 31, 2019	AB Variable Products Series Fund

INVESTMENT INCOME
Interest	$1,670,108
Dividends
Unaffiliated issuers	12,575
Affiliated issuers	11,146

1,693,829

EXPENSES
Advisory fee (see Note B)	203,678
Distribution fee—Class B	29,987
Transfer agency—Class A	3,506
Transfer agency—Class B	1,265
Custodian	118,441
Audit and tax	81,365
Administrative	80,075
Legal	32,261
Directors’ fees	22,925
Printing	21,794
Miscellaneous	7,444

Total expenses	602,741
Less: expenses waived and reimbursed by the Adviser (see Note B)	(500)

Net expenses	602,241

Net investment income	1,091,588

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	561,577
Forward currency exchange contracts	(39,263)
Futures	90,898
Swaps	(2,910)
Foreign currency transactions	917
Net change in unrealized appreciation/depreciation of:
Investments	1,754,114
Forward currency exchange contracts	48,350
Futures	(129,452)
Swaps	199,398
Foreign currency denominated assets and liabilities	(4,153)

Net gain on investment and foreign currency transactions	2,479,476

Contributions from Affiliates (see Note B)	355

NET INCREASE IN NET ASSETS FROM OPERATIONS	$3,571,419

See notes to financial statements.

24

INTERMEDIATE BOND PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	AB Variable Products Series Fund

Year Ended December 31, 2019	Year Ended December 31, 2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$1,091,588	$1,040,060
Net realized gain (loss) on investment and foreign currency transactions	611,219	(464,207)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	1,868,257	(1,067,366)
Contributions from Affiliates (see Note B)	355	–0	–

Net increase (decrease) in net assets from operations	3,571,419	(491,513)
Distributions to Shareholders
Class A	(961,173)	(921,149)
Class B	(324,304)	(318,391)
CAPITAL STOCK TRANSACTIONS
Net decrease	(3,191,422)	(5,906,625)

Total decrease	(905,480)	(7,637,678)
NET ASSETS
Beginning of period	45,320,604	52,958,282

End of period	$44,415,124	$45,320,604

See notes to financial statements.

25

INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

December 31, 2019	AB Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AB Intermediate Bond Portfolio (the “Portfolio”), is a series of AB Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is to generate income and price appreciation without assuming what AllianceBernstein L.P. (the “Adviser”) considers undue risk. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers eleven separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S.

26

AB Variable Products Series Fund

markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

27

INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2019:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Corporates—Investment Grade	$–0	–	$12,892,864		$–0	–	$12,892,864
Mortgage Pass-Throughs	–0	–	9,166,305		–0	–	9,166,305
Commercial Mortgage-Backed Securities	–0	–	5,622,870		–0	–	5,622,870
Collateralized Mortgage Obligations	–0	–	4,518,138		–0	–	4,518,138
Inflation-Linked Securities	–0	–	3,615,500		–0	–	3,615,500
Governments—Treasuries	–0	–	3,322,866		–0	–	3,322,866
Asset-Backed Securities	–0	–	2,459,800		–0	–	2,459,800
Corporates—Non-Investment Grade	–0	–	1,128,558		–0	–	1,128,558
Emerging Markets—Treasuries	–0	–	341,008		–0	–	341,008
Local Governments—US Municipal Bonds	–0	–	320,246		–0	–	320,246
Preferred Stocks	–0	–	97,883		–0	–	97,883
Quasi-Sovereigns	–0	–	68,626		–0	–	68,626
Emerging Markets—Corporate Bonds	–0	–	21,837		–0	–	21,837
Short-Term Investments:
Governments—Treasuries	–0	–	895,699		–0	–	895,699
Investment Companies	263,950		–0	–	–0	–	263,950

Total Investments in Securities	263,950		44,472,200		–0	–	44,736,150
Other Financial Instruments(a):
Assets:
Futures	6,373		–0	–	–0	–	6,373	(b)
Forward Currency Exchange Contracts	–0	–	21,595		–0	–	21,595
Centrally Cleared Interest Rate Swaps	–0	–	6,384		–0	–	6,384	(b)
Credit Default Swaps	–0	–	2,138		–0	–	2,138
Liabilities:
Futures	(73,076)		–0	–	–0	–	(73,076	)(b)
Forward Currency Exchange Contracts	–0	–	(37,842)		–0	–	(37,842)
Centrally Cleared Credit Default Swaps	–0	–	(20,081)		–0	–	(20,081	)(b)
Centrally Cleared Interest Rate Swaps	–0	–	(67,069)		–0	–	(67,069	)(b)
Credit Default Swaps	–0	–	(178,599)		–0	–	(178,599)

Total	$197,247		$44,198,726		$–0	–	$44,395,973	(c)

(a)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.
(b)	Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.
(c)	Amounts of $1,128,669, $46,888 and $712,881 for Asset-Backed Securities, Collateralized Mortgage Obligations and Commercial Mortgage-Backed Securities, respectively, were transferred out of Level 3 into Level 2 as improved transparency of price inputs received from pricing vendors has increased the observability during the reporting period.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade

28

AB Variable Products Series Fund

and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .45% of the first $2.5 billion, .40% of the next $2.5 billion up to $5 billion, .35% of the excess over $5 billion up to $8 billion and .30% in excess of $8 billion, of the Portfolio’s average daily net assets. Effective January 30, 2018, the investment advisory agreement was amended to implement the final advisory fee breakpoint for assets in excess of $8 billion of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2019, the reimbursement for such services amounted to $80,075.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,491 for the year ended December 31, 2019.

The Portfolio may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2020. In connection with the investment by the Portfolio in Government Money

29

INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Portfolio in an amount equal to the Portfolio’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. For the year ended December 31, 2019, such waiver amounted to $500.

A summary of the Portfolio’s transactions in AB mutual funds for the year ended December 31, 2019 is as follows:

Fund	Market Value 12/31/18 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 12/31/19 (000)	Dividend Income (000)
Government Money Market Portfolio	$938	$18,976	$19,650	$264	$11

During the year ended December 31, 2019, the Adviser reimbursed the Portfolio $355 for trading losses incurred due to a trade entry error.

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, a worldwide leader in life, property and casualty and health insurance and asset management, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (now named Equitable Holdings, Inc.)(“Equitable”), through an initial public offering. Equitable is the holding company for a diverse group of financial services companies, including an approximately 65.3% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings, most recently during the fourth quarter of 2019. As a result, AXA currently owns 10.1% of the outstanding shares of common stock of Equitable, and no longer owns a controlling interest in Equitable. AXA previously announced its intention to sell its entire interest in Equitable over time, subject to market conditions and other factors (the “Plan”). Most of AXA’s remaining Equitable shares are to be delivered on redemption of AXA bonds mandatorily exchangeable into Equitable shares and maturing in May 2021. AXA retains sole discretion to determine the timing of any future sales of its remaining shares of Equitable common stock.

The latest transaction under the Plan, which occurred on November 13, 2019, resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and was deemed an “assignment” causing a termination of the Portfolio’s investment advisory agreement. In order to ensure that investment advisory services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved a new investment advisory agreement with the Adviser, and shareholders of the Portfolio subsequently approved the new investment advisory agreement. This agreement became effective on November 13, 2019.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

30

AB Variable Products Series Fund

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2019 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$7,905,387	$8,356,050
U.S. government securities	25,730,842	24,944,143

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$43,474,550

Gross unrealized appreciation	1,652,703
Gross unrealized depreciation	(449,971)

Net unrealized appreciation	$1,202,732

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures

The Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolio may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into futures, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolio to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended December 31, 2019, the Portfolio held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

31

INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended December 31, 2019, the Portfolio held forward currency exchange contracts for hedging and non-hedging purposes.

•	Swaps

The Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk or currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions.” A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swaps to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for OTC swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolio enters into a centrally cleared swap, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

32

AB Variable Products Series Fund

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended December 31, 2019, the Portfolio held interest rate swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Portfolio may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same referenced obligations with the same counterparty.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended December 31, 2019, the Portfolio held credit default swaps for hedging and non-hedging purposes.

33

INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

Variance Swaps:

The Portfolio may enter into variance swaps to hedge equity market risk or adjust exposure to the equity markets. Variance swaps are contracts in which two parties agree to exchange cash payments based on the difference between the stated level of variance and the actual variance realized on underlying asset(s) or index(es). Actual “variance” as used here is defined as the sum of the square of the returns on the reference asset(s) or index(es) (which in effect is a measure of its “volatility”) over the length of the contract term. So the parties to a variance swap can be said to exchange actual volatility for a contractually stated rate of volatility.

During the year ended December 31, 2019, the Portfolio held variance swaps for hedging purposes.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s OTC counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the year ended December 31, 2019, the Portfolio had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$6,373	*	Receivable/Payable for variation margin on futures	$73,076	*

Credit contracts				Receivable/Payable for variation margin on centrally cleared swaps	7,663	*

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	6,384	*	Receivable/Payable for variation margin on centrally cleared swaps	67,089	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	21,595		Unrealized depreciation on forward currency exchange contracts	37,842

Credit contracts	Market value on credit default swaps	2,138		Market value on credit default swaps	178,599

Total		$36,490			$364,269

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$90,898	$(129,452)

34

AB Variable Products Series Fund

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	$(39,263)	$48,350

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(538)	(115,456)

Foreign exchange contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(2,313)	(34)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(59)	314,888

Total		$48,725	$118,296

The following table represents the average monthly volume of the Portfolio’s derivative transactions during the year ended December 31, 2019:

Futures:
Average notional amount of buy contracts	$5,365,048
Average notional amount of sale contracts	$2,288,771
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$1,341,990
Average principal amount of sale contracts	$3,543,445
Centrally Cleared Interest Rate Swaps:
Average notional amount	$12,198,075
Credit Default Swaps:
Average notional amount of buy contracts	$1,919,333	(a)
Average notional amount of sale contracts	$3,189,724
Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$760,000
Variance Swaps:
Average notional amount	$70,377	(b)

(a)	Positions were open for eleven months during the year.

(b)	Positions were open for two months during the year.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Portfolio as of December 31, 2019. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

35

INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset		Cash Collateral Received*		Security Collateral Received*		Net Amount of Derivative Assets
Bank of America, NA	$2,189	$–0	–	$–0	–	$–0	–	$2,189
Citibank, NA	3,650	(1,203)		–0	–	–0	–	2,447
Credit Suisse International	3,120	(3,120)		–0	–	–0	–	–0	–
Deutsche Bank AG	2,138	(2,138)		–0	–	–0	–	–0	–
State Street Bank & Trust Co.	12,636	(12,636)		–0	–	–0	–	–0	–

Total	$23,733	$(19,097)		$–0	–	$–0	–	$4,636	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged*		Security Collateral Pledged*		Net Amount of Derivative Liabilities
Barclays Bank PLC	$928	$–0	–	$–0	–	$–0	–	$928
Citibank, NA	1,203	(1,203)		–0	–	–0	–	–0	–
Citigroup Global Markets, Inc.	76,296	–0	–	–0	–	–0	–	76,296
Credit Suisse International	42,946	(3,120)		–0	–	–0	–	39,826
Deutsche Bank AG	21,405	(2,138)		–0	–	–0	–	19,267
Goldman Sachs International	32,374	–0	–	–0	–	–0	–	32,374
JPMorgan Securities, LLC	3,940	–0	–	–0	–	–0	–	3,940
Morgan Stanley Capital Services LLC	1,771	–0	–	–0	–	–0	–	1,771
State Street Bank & Trust Co.	35,578	(12,636)		–0	–	–0	–	22,942

Total	$216,441	$(19,097)		$–0	–	$–0	–	$197,344	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. TBA and Dollar Rolls

The Portfolio may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agree-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

The Portfolio may enter into certain TBA transactions known as dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques. For the year ended December 31, 2019, the Portfolio earned drop income of $1,794 which is included in interest income in the accompanying statement of operations.

36

AB Variable Products Series Fund

NOTE E: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018
Class A
Shares sold	208,310	157,318	$2,214,654	$1,619,528
Shares issued in reinvestment of dividends and distributions	90,336	90,575	961,173	921,149
Shares redeemed	(504,296)	(603,884)	(5,367,537)	(6,197,517)

Net decrease	(205,650)	(355,991)	$(2,191,710)	$(3,656,840)

Class B
Shares sold	112,389	83,073	$1,181,651	$850,206
Shares issued in reinvestment of dividends and distributions	30,769	31,618	324,304	318,391
Shares redeemed	(239,084)	(336,571)	(2,505,667)	(3,418,382)

Net decrease	(95,926)	(221,880)	$(999,712)	$(2,249,785)

At December 31, 2019, certain shareholders of the Portfolio owned 81% in aggregate of the Portfolio’s outstanding shares. Significant transactions by such shareholders, if any, may impact the Portfolio’s performance.

NOTE F: Risks Involved in Investing in the Portfolio

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment Grade Securities Risk—Investments in fixed-income securities with lower ratings (“junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and may be more difficult to trade or dispose of than other types of securities.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater if the Portfolio invests a significant portion of its assets in fixed-income securities with longer maturities.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade or dispose of due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

37

INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Mortgage-Related and/or Other Asset-Backed Securities Risk-Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Portfolio to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Leverage Risk—When the Portfolio borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Portfolio, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Portfolio than if the Portfolio were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Portfolio. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Portfolio shares. Over recent years illiquid investments risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Active Trading Risk—The Portfolio expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate is expected to exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Portfolio’s return.

LIBOR Risk—The Portfolio may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority, which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR remains unclear. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Portfolio’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Portfolio’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

38

AB Variable Products Series Fund

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE G: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2019.

NOTE H: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2019 and December 31, 2018 were as follows:

	2019		2018
Distributions paid from:
Ordinary income	$1,285,477		$794,650
Net long-term capital gains	–0	–	444,890

Total taxable distributions paid	$1,285,477		$1,239,540

As of December 31, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$1,411,082
Accumulated capital and other losses	(174,092	)(a)
Unrealized appreciation/(depreciation)	1,197,159	(b)

Total accumulated earnings/(deficit)	$2,434,149

(a)	As of December 31, 2019, the Portfolio had a net capital loss carryforward of $164,413. During the fiscal year, the Portfolio utilized $417,190 of capital loss carry forwards to offset current year net realized gains. As of December 31, 2019, the cumulative deferred loss on straddles was $9,679.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of swaps, and the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2019, the Portfolio had a net long-term capital loss carryforward of $164,413, which may be carried forward for an indefinite period.

During the current fiscal year, there were no permanent differences that resulted in adjustments to distributable earnings or additional paid-in capital.

NOTE I: Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. The Portfolio has adopted ASU 2017-08, which did not have a material impact on the Portfolio’s financial position or the results of its operations, and had no impact on the Portfolio’s net assets.

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement which removes, modifies and adds disclosures to Topic 820. The amendments in this ASU 2018-13 (“ASU”)

39

INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

apply to all entities that are required, under existing U.S. GAAP, to make disclosures about recurring or nonrecurring fair value measurements. The amendments in this ASU are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated the impact of the amendments and elected to early adopt the ASU. The adoption of this ASU did not have a material impact on the disclosure and presentation of the financial statements of the Portfolio.

NOTE J: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

40

INTERMEDIATE BOND PORTFOLIO

FINANCIAL HIGHLIGHTS	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Year Ended December 31,
	2019		2018		2017	2016		2015
Net asset value, beginning of period	$10.21		$10.56		$10.65	$10.63		$11.37

Income From Investment Operations
Net investment income (a)	.26	(b)	.23	(b)	.23	.28	†	.27
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.57		(.31)		.14	.23		(.27)
Contributions from Affiliates	.00	(c)	–0	–	.00 (c)	–0	–	–0	–

Net increase (decrease) in net asset value from operations	.83		(.08)		.37	.51		–0	–

Less: Dividends and Distributions
Dividends from net investment income	(.31)		(.13)		(.36)	(.35)		(.40)
Distributions from net realized gain on investment transactions	–0	–	(.14)		(.10)	(.14)		(.34)

Total dividends and distributions	(.31)		(.27)		(.46)	(.49)		(.74)

Net asset value, end of period	$10.73		$10.21		$10.56	$10.65		$10.63

Total Return
Total investment return based on net asset value (d)•	8.20%		(.72)%		3.52%	4.71	%†	.01%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$32,763		$33,267		$38,172	$42,183		$47,554
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.26%		1.16%		1.11%	1.06%		.96%
Expenses, before waivers/reimbursements	1.27%		1.16%		1.11%	1.06%		.96%
Net investment income	2.48	%(b)	2.20	%(b)	2.11%	2.60	%†	2.44%
Portfolio turnover rate**	75%		155%		216%	156%		230%

See footnote summary on page 42.

41

INTERMEDIATE BOND PORTFOLIO
FINANCIAL HIGHLIGHTS

(continued)	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Year Ended December 31,
2019	2018	2017	2016	2015
Net asset value, beginning of period	$10.10	$10.45	$10.54	$10.53	$11.26

Income From Investment Operations
Net investment income (a)	.23	(b)	.20	(b)	.20	.25	†	.24
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.58	(.31)	.14	.22	(.26)
Contributions from Affiliates	.00	(c)	–0	–	.00	(c)	–0	–	–0	–

Net increase (decrease) in net asset value from operations	.81	(.11)	.34	.47	(.02)

Less: Dividends and Distributions
Dividends from net investment income	(.29)	(.10)	(.33)	(.32)	(.37)
Distributions from net realized gain on investment transactions	–0	–	(.14)	(.10)	(.14)	(.34)

Total dividends and distributions	(.29)	(.24)	(.43)	(.46)	(.71)

Net asset value, end of period	$10.62	$10.10	$10.45	$10.54	$10.53

Total Return
Total investment return based on net asset value (d)•	7.99%	(1.01)%	3.28%	4.36	%†	(.18)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$11,652	$12,054	$14,786	$16,029	$17,681
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.51%	1.41%	1.36%	1.32%	1.21%
Expenses, before waivers/reimbursements	1.52%	1.41%	1.36%	1.32%	1.21%
Net investment income	2.23	%(b)	1.95	%(b)	1.87%	2.36	%†	2.19%
Portfolio turnover rate**	75%	155%	216%	156%	230%

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

†	For the year ended December 31, 2016, the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$.03	.28%	.29%

•	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended December 31, 2019, December 31, 2017, December 31, 2016 and December 31, 2015 by .03%, .03%, .03% and .03%, respectively.

**	The Portfolio accounts for dollar roll transactions as purchases and sales.

See notes to financial statements.

42

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM	AB Variable Products Series Fund

To the Shareholders and the Board of Directors of AB Intermediate Bond Portfolio:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Intermediate Bond Portfolio (the “Portfolio”) (one of the portfolios constituting AB Variable Products Series Fund, Inc. (the “Fund”)), including the portfolio of investments, as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting AB Variable Products Series Fund, Inc.) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

February 14, 2020

43

INTERMEDIATE BOND PORTFOLIO	AB Variable Products Series Fund

BOARD OF DIRECTORS
Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez^ Michael J. Downey(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS
Michael Canter(2), Vice President Shawn E. Keegan(2), Vice President Douglas J. Peebles(2)*, Vice President Janaki Rao(2), Vice President Dimitra Silva(2), Vice President Emilie D. Wrapp, Secretary	Michael B. Reyes, Senior Analyst Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

CUSTODIAN AND ACCOUNTING AGENT State Street Bank and Trust Company State Street Corporation CCB/5 1 Iron Street Boston, MA 02210	LEGAL COUNSEL Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

DISTRIBUTOR AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105	TRANSFER AGENT AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-Free (800) 221-5672

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Portfolio’s portfolio are made by the Adviser’s U.S. Core Fixed Income Investment Team. Messrs. Canter, Keegan, Peebles, Rao and Silva are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

^	Mr. Bermudez will be a member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee when he joins the Board on January 1, 2020.

*	Mr. Peebles is expected to retire from the Adviser effective December 30, 2020.

44

INTERMEDIATE BOND PORTFOLIO

MANAGEMENT OF THE FUND	AB Variable Products Series Fund

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR

INTERESTED DIRECTOR

Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 59 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	91	None

DISINTERESTED DIRECTORS

Marshall C. Turner, Jr., ## Chairman of the Board 78 (2005)	Private Investor since prior to 2015. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	91	Xilinx, Inc. (programmable logic semi-conductors) since 2007

Jorge A. Bermudez,^ 68 (2020)	Private investor since prior to 2015. Former Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008, Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007, and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016. He has served as director or trustee of the AB Funds since 2020.	91	Moody’s Corporation since April 2011

45

INTERMEDIATE BOND PORTFOLIO
MANAGEMENT OF THE FUND

(continued)	AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Michael J. Downey, ## 76 (2005)	Private Investor since prior to 2015. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2015 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	91	None

Nancy P. Jacklin, ## 71 (2006)	Private Investor since prior to 2015. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008–2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002–May 2006); Partner, Clifford Chance (1992–2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985–1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982–1985); and Attorney Advisor, U.S. Department of the Treasury (1973–1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	91	None

Carol C. McMullen, ## 64 (2016)

Managing Director of Slalom Consulting (consulting) since 2014, private investor and member of the Advisory Board of Butcher Box (since 2018). Formerly, member, Partners Healthcare Investment Committee (2010–2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.

		91	None

46

AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Garry L. Moody, ## 67 (2008)	Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He is also a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council Governing Council. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	91	None

Earl D. Weiner, ## 80 (2007)	Senior Counsel since 2017, Of Counsel from 2007 to 2016, and Partner prior to then, of the law firm Sullivan & Cromwell LLP. He is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	91	None

*	The address for the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal & Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund as defined in the “1940 Act”, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

^	Mr. Bermudez will be a member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee when he joins the Board on January 1, 2020.

47

INTERMEDIATE BOND PORTFOLIO
MANAGEMENT OF THE FUND

(continued)	AB Variable Products Series Fund

Officer Information

Certain information concerning the Portfolio’s Officers is listed below.

NAME, ADDRESS*, AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 59	President and Chief Executive Officer	See biography above.

Michael Canter 50	Vice President	Senior Vice President of the Adviser**, with which she has been associated since prior to 2015. He is also the Director of Securitized Assets and US Multi-Sector Fixed-Income.

Shawn E. Keegan 48	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2015.

Douglas J. Peebles^ 54	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2015. He is also Chief Investment Officer of Fixed Income.

Janaki Rao 49	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2015.

Dimitra Silva 37	Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2015.

Emilie D. Wrapp 64	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2015.

Michael B. Reyes 43	Senior Analyst	Vice President of the Adviser**, with which he has been associated since prior to 2015.

Joseph J. Mantineo 60	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2015.

Phyllis J. Clarke 59	Controller	Vice President of ABIS**, with which she has been associated since prior to 2015.

Vincent S. Noto 55	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since prior to 2015.

*	The address for each of the Portfolio’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

^	Mr. Peebles is expected to retire from the Adviser effective December 30, 2020.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Directors and Officers and is available without charge upon request. Contact your financial representative or the Adviser at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

48

INTERMEDIATE BOND PORTFOLIO

CONTINUANCE DISCLOSURE	AB Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AB Variable Products Series Fund, Inc. (the “Company”) approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Intermediate Bond Portfolio (the “Fund”) at a meeting held on November 4-6, 2019 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the underlying fund advised by the Adviser in which the Fund invests.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2017 and 2018 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency and distribution services to the Fund. The

49

INTERMEDIATE BOND PORTFOLIO
CONTINUANCE DISCLOSURE

(continued)	AB Variable Products Series Fund

directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the underlying fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Fund’s Class B shares; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended July 31, 2019 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and noted that it was above the median. The directors took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors previously discussed these matters with an independent fee consultant. The directors also compared the advisory fee rate for the Fund with that for another fund advised by the Adviser utilizing similar investment strategies.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

50

AB Variable Products Series Fund

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s expense ratio was above the medians. After reviewing and discussing the Adviser’s explanations of the reasons for this, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also previously discussed economies of scale with an independent fee consultant. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

51

VPS-IB-0151-1219

DEC    12.31.19

ANNUAL REPORT

AB VARIABLE PRODUCTS

SERIES FUND, INC.

+	INTERNATIONAL GROWTH PORTFOLIO

Beginning on May 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Portfolio’s shareholder reports from the insurance company that offers your contract unless you specifically request paper copies from the insurance company or from your financial intermediary. Instead of delivering paper copies of the reports, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company or your financial intermediary electronically by following the instructions provided by the insurance company or by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company or by contacting your financial intermediary. Your election to receive reports in paper will apply to all portfolio companies available under your contract with the insurance company.

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

INTERNATIONAL GROWTH PORTFOLIO	AB Variable Products Series Fund

LETTER TO INVESTORS

February 14, 2020

The following is an update of AB Variable Products Series Fund—International Growth Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2019.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is long-term growth of capital. The Portfolio invests primarily in an international portfolio of equity securities of companies selected by the Adviser for their growth potential within various market sectors. Examples of the types of market sectors in which the Portfolio may invest include, but are not limited to, information technology (which includes telecommunications), health care, financial services, infrastructure, energy and natural resources, and consumer groups.

The Portfolio invests, under normal circumstances, in the equity securities of companies located in at least three countries (and normally substantially more) other than the United States. The Portfolio invests in securities of companies in both developed- and emerging-market countries. Geographic distribution of the Portfolio’s investments among countries or regions also will be a product of the stock selection process rather than a predetermined allocation.

The Portfolio may also invest in synthetic foreign equity securities, which are various types of warrants used internationally that entitle a holder to buy or sell underlying securities. The Adviser expects that normally the Portfolio’s portfolio will tend to emphasize investments in larger capitalization companies, although the Portfolio may invest in smaller or medium capitalization companies.

The Portfolio may, at times, invest in shares of exchange-traded funds (“ETFs”) in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Portfolio seeks to invest than direct investments.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. The Adviser may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge all or a portion of its currency risk, the Portfolio may, from time to time, invest in currency-related derivatives, including forward currency exchange contracts, futures contracts, options on futures contracts, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Portfolio may enter into other derivatives transactions, such as options, futures contracts, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio’s portfolio from a decline in value, sometimes within certain ranges.

INVESTMENT RESULTS

The table on page 5 shows the Portfolio’s performance compared to its primary benchmark, the Morgan Stanley Capital International (“MSCI”) World Index ex USA (net), and the Morgan Stanley Capital International All Country World Index (“MSCI ACWI”) ex USA (net) for the one-, five- and 10-year periods ended December 31, 2019.

All share classes outperformed the primary benchmark and the MSCI ACWI ex-US (net) for the annual period. Relative to the primary benchmark, security selection contributed, particularly in the industrials and financials sectors. Selection in technology and utilities detracted from performance. Sector selection also contributed to performance, led by an overweight to technology and an underweight to energy. An underweight to consumer discretionary and an overweight to consumer staples offset gains slightly. Country selection contributed, mainly because of overweights to Ireland and the Netherlands, while overweights to India and Peru detracted.

The Portfolio used derivatives in the form of currency forwards for hedging purposes, which added to absolute returns for the annual period.

MARKET REVIEW AND INVESTMENT STRATEGY

Global equities recorded strong double-digit returns while emerging markets also rallied during the annual period ended December 31, 2019. After declining sharply at the end of 2018, equity markets rebounded dramatically in January as strong corporate earnings and optimism about a trade truce between the US and China calmed investors. Trade-war tensions resurfaced, however, and emerging geopolitical pressures drove market volatility. Tariff wars, restrictive monetary policy and a decline in industrial production stoked recessionary fears throughout the global economy. In response, the world’s central banks implemented accommodative monetary policies to help support capital markets. Late in the third quarter, equity market performance was accompanied by a sharp style rotation in the US. Quality-growth and lower-volatility

1

AB Variable Products Series Fund

stocks, which had been strong performers, lagged and value stocks outperformed. However, for the most part, growth stocks continued to outperform value over the entire period. From a market-capitalization perspective, large-cap stocks outperformed their small-cap peers. In December, equity markets rallied on news that the US and China had agreed to a preliminary phase-one trade deal due to be signed in January 2020.

The Portfolio’s exposures remain focused on secular growth themes, particularly those promoting social and environmental sustainability. This has helped the Portfolio’s Senior Investment Management Team (the “Team”) to identify companies with strong competitive advantages and high returns on invested capital that the Team believes are more likely to sustain higher-than-average growth over the long term. The Team believes organic sales and earnings growth will be a key driver of returns going forward. The Portfolio is positioned particularly well in this regard.

2

INTERNATIONAL GROWTH PORTFOLIO

DISCLOSURES AND RISKS	AB Variable Products Series Fund

Benchmark Disclosure

The MSCI World Index ex USA and the MSCI ACWI ex USA are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI World Index ex USA (net, free float-adjusted, market capitalization weighted) represents the equity market performance of developed markets, excluding the US. The MSCI ACWI ex USA (net, free float-adjusted, market capitalization weighted) represents the equity market performance of developed and emerging markets, excluding the US. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Market Risk: The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as the Portfolio’s growth approach, may underperform the market generally.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade or dispose of due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Portfolio. Derivatives may also be subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk: To the extent the Portfolio uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Portfolio’s investments.

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Variable Products prospectus. As with all investments, you may lose money by investing in the Portfolio.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the

(Disclosures, Risks and Note About Historical Performance continued on next page)

3

DISCLOSURES AND RISKS

(continued)	AB Variable Products Series Fund

performance information shown. Please contact your financial advisor or insurance agent representative at your financial institution to obtain portfolio performance information current to the most recent month end.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For additional copies of the Portfolio’s prospectus or summary prospectus, which contains this and other information, call your financial advisor or (800) 227 4618. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Performance assumes reinvestment of distributions and does not account for taxes.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

4

INTERNATIONAL GROWTH PORTFOLIO

HISTORICAL PERFORMANCE	AB Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARKS	Net Asset Value Returns
PERIODS ENDED DECEMBER 31, 2019 (unaudited)	1 Year	5 Years[1]	10 Years[1]

International Growth Portfolio Class A	27.53%	5.38%	4.82%

International Growth Portfolio Class B	27.23%	5.11%	4.56%

Primary Benchmark: MSCI World Index ex USA (net)	22.49%	5.42%	5.32%

MSCI ACWI ex USA (net)	21.51%	5.51%	4.97%

1   Average annual returns.

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.29% and 1.54% for Class A and Class B shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios to 1.24% and 1.49% for Class A and Class B shares, respectively. These waivers/reimbursements may not be terminated before May 1, 2020 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

GROWTH OF A $10,000 INVESTMENT

12/31/2009 TO 12/31/2019 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in International Growth Portfolio Class A shares (from 12/31/2009 to 12/31/2019) as compared to the performance of the Portfolio’s benchmarks. The chart assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

5

INTERNATIONAL GROWTH PORTFOLIO

EXPENSE EXAMPLE (unaudited)	AB Variable Products Series Fund

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,090.90	$7.33	1.39%
Hypothetical (5% annual return before expenses)	$1,000	$1,018.20	$7.07	1.39%

Class B
Actual	$1,000	$1,089.50	$8.64	1.64%
Hypothetical (5% annual return before expenses)	$1,000	$1,016.94	$8.34	1.64%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

INTERNATIONAL GROWTH PORTFOLIO
TEN LARGEST HOLDINGS[1]

December 31, 2019 (unaudited)	AB Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
London Stock Exchange Group PLC	$1,648,771	3.1%
Partners Group Holding AG	1,520,518	2.8
Koninklijke Philips NV	1,504,982	2.8
HDFC Bank Ltd.	1,472,664	2.7
Schneider Electric SE	1,451,096	2.7
Recruit Holdings Co., Ltd.	1,445,776	2.7
Svenska Handelsbanken AB—Class A	1,332,215	2.5
Gerresheimer AG	1,307,002	2.4
Vestas Wind Systems A/S	1,253,692	2.3
Kingspan Group PLC	1,224,646	2.3

	$14,161,362	26.3%

SECTOR BREAKDOWN2

December 31, 2019 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Information Technology	$10,646,939	19.8%
Financials	9,000,111	16.8
Health Care	7,945,570	14.8
Industrials	7,690,222	14.3
Consumer Staples	6,799,974	12.7
Consumer Discretionary	4,564,363	8.5
Materials	2,141,738	4.0
Communication Services	1,495,719	2.8
Energy	1,045,489	1.9
Utilities	601,887	1.1
Short-Term Investments	1,750,153	3.3

Total Investments	$53,682,165	100.0%

1	Long-term investments.

2	The Portfolio’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

7

INTERNATIONAL GROWTH PORTFOLIO
COUNTRY BREAKDOWN[1]

December 31, 2019 (unaudited)	AB Variable Products Series Fund

COUNTRY	U.S.$ VALUE	PERCENT OF TOTAL INVESTMENTS
Japan	$5,937,496	11.1%
Netherlands	5,497,284	10.2
United Kingdom	4,682,327	8.7
Switzerland	4,601,584	8.6
France	4,495,432	8.4
China	4,004,468	7.5
Germany	3,647,958	6.8
United States	3,270,155	6.1
Ireland	3,074,755	5.7
India	2,655,497	4.9
Denmark	2,316,648	4.3
Sweden	2,154,440	4.0
Hong Kong	1,163,286	2.2
Other	4,430,682	8.2
Short-Term Investments	1,750,153	3.3

Total Investments	$53,682,165	100.0%

1	All data are as of December 31, 2019. The Portfolio’s country breakdown is expressed as a percentage of total investments and may vary over time. “Other” country weightings represent 2.0% or less in the following countries: Austria, Brazil, Finland, Norway and Spain.

8

INTERNATIONAL GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS

December 31, 2019	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–96.4%

INFORMATION TECHNOLOGY–19.8%
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–3.1%
Horiba Ltd.	11,100	$740,080
Keyence Corp.	2,600	912,960

		1,653,040

IT SERVICES–4.4%
Adyen NV(a)(b)(c)	1,020	839,048
GMO Payment Gateway, Inc.(c)	11,300	773,839
Pagseguro Digital Ltd.(b)(c)	23,033	786,807

		2,399,694

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–7.3%
ASML Holding NV	3,306	978,763
Infineon Technologies AG	48,225	1,089,612
NXP Semiconductors NV	8,610	1,095,709
STMicroelectronics NV	27,877	752,138

		3,916,222

SOFTWARE–5.0%
AVEVA Group PLC	13,237	816,625
Dassault Systemes SE	7,363	1,214,345
SAP SE	4,807	647,013

		2,677,983

		10,646,939

FINANCIALS–16.7%
BANKS–7.2%
Erste Group Bank AG(b)	29,210	1,097,190
HDFC Bank Ltd.	82,312	1,472,664
Svenska Handelsbanken AB–Class A	123,694	1,332,215

		3,902,069

CAPITAL MARKETS–5.9%
London Stock Exchange Group PLC	16,043	1,648,771
Partners Group Holding AG(c)	1,659	1,520,518

		3,169,289

INSURANCE–3.6%
AIA Group Ltd.	110,600	1,163,286
Prudential PLC	39,950	765,467

		1,928,753

		9,000,111

HEALTH CARE–14.7%
BIOTECHNOLOGY–1.2%
Abcam PLC	36,101	646,518

HEALTH CARE EQUIPMENT & SUPPLIES–2.8%
Koninklijke Philips NV	30,787	1,504,982

HEALTH CARE PROVIDERS & SERVICES–2.2%
Apollo Hospitals Enterprise Ltd.	58,612	$1,182,833

LIFE SCIENCES TOOLS & SERVICES–7.0%
Bio-Rad Laboratories, Inc.–Class A(b)	1,717	635,341
Gerresheimer AG	16,899	1,307,002
ICON PLC(b)	4,057	698,737
Tecan Group AG	4,028	1,131,650

		3,772,730

PHARMACEUTICALS–1.5%
Roche Holding AG	2,580	838,507

		7,945,570

INDUSTRIALS–14.3%
BUILDING PRODUCTS–2.3%
Kingspan Group PLC	20,051	1,224,646

COMMERCIAL SERVICES & SUPPLIES–0.9%
China Everbright International Ltd.	635,148	509,324

ELECTRICAL EQUIPMENT–5.0%
Schneider Electric SE	14,124	1,451,096
Vestas Wind Systems A/S	12,412	1,253,692

		2,704,788

MACHINERY–3.4%
SMC Corp./Japan	2,300	1,051,825
Xylem, Inc./NY	9,568	753,863

		1,805,688

PROFESSIONAL SERVICES–2.7%
Recruit Holdings Co., Ltd.	38,600	1,445,776

		7,690,222

CONSUMER STAPLES–12.6%
FOOD PRODUCTS–7.7%
Danone SA	12,979	1,077,853
Kerry Group PLC–Class A	9,239	1,151,372
Mowi ASA(c)	31,524	819,653
Nestle SA	10,261	1,110,909

		4,159,787

HOUSEHOLD PRODUCTS–3.4%
Essity AB–Class B	25,530	822,225
Unicharm Corp.	30,000	1,013,016

		1,835,241

PERSONAL PRODUCTS–1.5%
Unilever PLC	14,062	804,946

		6,799,974

9

INTERNATIONAL GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

CONSUMER DISCRETIONARY–8.5%
AUTO COMPONENTS–2.0%
Aptiv PLC	11,133	$1,057,301

INTERNET & DIRECT MARKETING RETAIL–2.0%
Alibaba Group Holding Ltd.(b)	40,704	1,082,334

TEXTILES, APPAREL & LUXURY GOODS–4.5%
NIKE, Inc.–Class B	8,130	823,650
Puma SE	7,881	604,331
Shenzhou International Group Holdings Ltd.	68,200	996,747

		2,424,728

		4,564,363

MATERIALS–4.0%
CHEMICALS–4.0%
Chr Hansen Holding A/S	13,376	1,062,956
Koninklijke DSM NV	8,251	1,078,782

		2,141,738

COMMUNICATION SERVICES–2.8%
DIVERSIFIED TELECOMMUNICATION SERVICES–1.3%
Cellnex Telecom SA(a)	15,800	681,543

INTERACTIVE MEDIA & SERVICES–1.5%
Tencent Holdings Ltd.	16,900	814,176

		1,495,719

ENERGY–1.9%
OIL, GAS & CONSUMABLE FUELS–1.9%
Neste Oyj	30,047	1,045,489

UTILITIES–1.1%
WATER UTILITIES–1.1%
Beijing Enterprises Water Group Ltd.(b)(c)	1,190,000	$601,887

Total Common Stocks (cost $39,487,365)		51,932,012

SHORT-TERM INVESTMENTS–3.3%
INVESTMENT COMPANIES–3.3%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 1.53%(d)(e)(f) (cost $1,750,153)	1,750,153	1,750,153

TOTAL INVESTMENTS BEFORE SECURITY LENDING COLLATERAL FOR SECURITIES LOANED–99.7% (cost $41,237,518)		53,682,165

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED–3.3%
INVESTMENT COMPANIES–3.3%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 1.53%(d)(e)(f) (cost $1,786,500)	1,786,500	1,786,500

TOTAL INVESTMENTS–103.0% (cost $43,024,018)		55,468,665

Other assets less liabilities–(3.0)%		(1,589,798)

NET ASSETS–100.0%		$53,878,867

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	USD	519	RUB	33,356	1/17/20	$17,992
Bank of America, NA	CHF	216	USD	222	2/14/20	(1,968)
Barclays Bank PLC	INR	163,554	USD	2,271	1/16/20	(22,962)
Barclays Bank PLC	USD	479	INR	34,249	1/16/20	1,528
Barclays Bank PLC	USD	1,526	KRW	1,784,423	2/06/20	18,630
Barclays Bank PLC	USD	794	CNY	5,577	2/13/20	6,107
Barclays Bank PLC	USD	744	EUR	664	2/14/20	3,195
Barclays Bank PLC	USD	86	HKD	671	2/14/20	(22)
Barclays Bank PLC	USD	571	ZAR	8,669	2/14/20	44,162
Barclays Bank PLC	TWD	2,387	USD	80	2/20/20	(524)

10

AB Variable Products Series Fund

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	USD	650	TWD	19,582	2/20/20	$6,889
Citibank, NA	EUR	546	USD	608	2/14/20	(5,721)
Citibank, NA	USD	2,314	AUD	3,383	2/14/20	62,023
Credit Suisse International	BRL	1,181	USD	289	1/03/20	(4,336)
Credit Suisse International	USD	293	BRL	1,181	1/03/20	583
Credit Suisse International	USD	289	BRL	1,181	2/04/20	4,425
Deutsche Bank AG	EUR	5,790	USD	6,413	2/14/20	(98,412)
Goldman Sachs Bank USA	USD	1,084	TWD	32,458	2/20/20	4,844
JPMorgan Chase Bank, NA	BRL	1,181	USD	293	1/03/20	(583)
JPMorgan Chase Bank, NA	USD	281	BRL	1,181	1/03/20	12,843
JPMorgan Chase Bank, NA	INR	14,125	USD	198	1/16/20	(423)
JPMorgan Chase Bank, NA	USD	3,353	CAD	4,440	2/14/20	67,162
Morgan Stanley & Co., Inc.	USD	92	INR	6,592	1/16/20	328
Morgan Stanley & Co., Inc.	HKD	4,313	USD	553	2/14/20	(168)
Morgan Stanley & Co., Inc.	USD	1,781	JPY	192,525	2/14/20	(5,080)
Natwest Markets PLC	USD	84	INR	5,952	1/16/20	(312)
Natwest Markets PLC	EUR	771	USD	860	2/14/20	(6,772)
Natwest Markets PLC	USD	576	GBP	445	2/14/20	14,169
Standard Chartered Bank	USD	523	INR	37,346	1/16/20	507
Standard Chartered Bank	USD	99	KRW	114,755	2/06/20	494
Standard Chartered Bank	USD	156	CNY	1,100	2/13/20	1,676
State Street Bank & Trust Co.	AUD	467	USD	317	2/14/20	(11,247)
State Street Bank & Trust Co.	CHF	978	USD	995	2/14/20	(18,136)
State Street Bank & Trust Co.	EUR	1,944	USD	2,169	2/14/20	(17,591)
State Street Bank & Trust Co.	GBP	331	USD	434	2/14/20	(4,760)
State Street Bank & Trust Co.	JPY	37,010	USD	343	2/14/20	1,209
State Street Bank & Trust Co.	JPY	26,859	USD	246	2/14/20	(1,618)
State Street Bank & Trust Co.	NOK	2,375	USD	263	2/14/20	(7,449)
State Street Bank & Trust Co.	SEK	11,668	USD	1,211	2/14/20	(36,785)
State Street Bank & Trust Co.	USD	307	AUD	445	2/14/20	5,861
State Street Bank & Trust Co.	USD	104	CAD	137	2/14/20	1,725
State Street Bank & Trust Co.	USD	903	EUR	812	2/14/20	10,434
State Street Bank & Trust Co.	USD	902	GBP	698	2/14/20	23,390
State Street Bank & Trust Co.	USD	490	JPY	53,219	2/14/20	662
State Street Bank & Trust Co.	USD	621	JPY	67,141	2/14/20	(1,751)
State Street Bank & Trust Co.	USD	272	MXN	5,349	2/14/20	9,275
State Street Bank & Trust Co.	USD	65	NZD	102	2/14/20	3,377
State Street Bank & Trust Co.	USD	79	SEK	741	2/14/20	455

						$77,325

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2019, the aggregate market value of these securities amounted to $1,520,591 or 2.8% of net assets.

(b)	Non-income producing security.

(c)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(d)	Affiliated investments.

(e)	The rate shown represents the 7-day yield as of period end.

(f)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

11

INTERNATIONAL GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Currency Abbreviations:

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CHF—Swiss Franc

CNY—Chinese Yuan Renminbi

EUR—Euro

GBP—Great British Pound

HKD—Hong Kong Dollar

INR—Indian Rupee

JPY—Japanese Yen

KRW—South Korean Won

MXN—Mexican Peso

NOK—Norwegian Krone

NZD—New Zealand Dollar

RUB—Russian Ruble

SEK—Swedish Krona

TWD—New Taiwan Dollar

USD—United States Dollar

ZAR—South African Rand

See notes to financial statements.

12

INTERNATIONAL GROWTH PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES

December 31, 2019	AB Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $39,487,365)	$51,932,012	(a)
Affiliated issuers (cost $3,536,653—including investment of cash collateral for securities loaned of $1,786,500)	3,536,653
Foreign currencies, at value (cost $146,084)	147,686
Unrealized appreciation on forward currency exchange contracts	323,945
Unaffiliated dividends receivable	106,607
Receivable for investment securities sold	58,503
Affiliated dividends receivable	2,604
Receivable for capital stock sold	1,714

Total assets	56,109,724

LIABILITIES
Payable for collateral received on securities loaned	1,786,500
Unrealized depreciation on forward currency exchange contracts	246,620
Advisory fee payable	30,368
Payable for investment securities purchased	29,915
Payable for capital stock redeemed	22,476
Administrative fee payable	21,213
Distribution fee payable	6,041
Transfer Agent fee payable	132
Accrued expenses	87,592

Total liabilities	2,230,857

NET ASSETS	$53,878,867

COMPOSITION OF NET ASSETS
Capital stock, at par	$2,313
Additional paid-in capital	36,412,220
Distributable earnings	17,464,334

	$53,878,867

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$24,122,845	1,027,053	$23.49

B	$29,756,022	1,285,533	$23.15

(a)	Includes securities on loan with a value of $3,983,027 (see Note E).

See notes to financial statements.

13

INTERNATIONAL GROWTH PORTFOLIO
STATEMENT OF OPERATIONS

Year Ended December 31, 2019	AB Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $91,544)	$859,461
Affiliated issuers	53,189
Securities lending income	2,814

915,464

EXPENSES
Advisory fee (see Note B)	390,662
Distribution fee—Class B	72,838
Transfer agency—Class A	2,597
Transfer agency—Class B	3,278
Custodian	98,056
Administrative	77,520
Audit and tax	65,909
Printing	32,027
Legal	31,790
Directors’ fees	22,925
Miscellaneous	11,360

Total expenses	808,962
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(28,238)

Net expenses	780,724

Net investment income	134,740

REALIZED AND UNREALIZED GAIN ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain on:
Investment transactions	4,401,745
Forward currency exchange contracts	114,978
Foreign currency transactions	175,775
Net change in unrealized appreciation/depreciation of:
Investments	7,508,235
Forward currency exchange contracts	229,914
Foreign currency denominated assets and liabilities	2,788

Net gain on investment and foreign currency transactions	12,433,435

NET INCREASE IN NET ASSETS FROM OPERATIONS	$12,568,175

See notes to financial statements.

14

INTERNATIONAL GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	AB Variable Products Series Fund

	Year Ended December 31, 2019	Year Ended December 31, 2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$134,740	$320,481
Net realized gain on investment and foreign currency transactions	4,692,498	1,370,202
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	7,740,937	(12,501,104)

Net increase (decrease) in net assets from operations	12,568,175	(10,810,421)
Distributions to Shareholders
Class A	(688,238)	(178,413)
Class B	(794,928)	(140,185)
CAPITAL STOCK TRANSACTIONS
Net decrease	(6,897,421)	(10,504,589)

Total increase (decrease)	4,187,588	(21,633,608)
NET ASSETS
Beginning of period	49,691,279	71,324,887

End of period	$53,878,867	$49,691,279

See notes to financial statements.

15

INTERNATIONAL GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

December 31, 2019	AB Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AB International Growth Portfolio (the “Portfolio”) is a series of AB Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers eleven separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The

16

AB Variable Products Series Fund

earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2019:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks:
Information Technology	$1,882,516		$8,764,423		$–0	–	$10,646,939
Financials	–0	–	9,000,111		–0	–	9,000,111
Health Care	1,980,596		5,964,974		–0	–	7,945,570
Industrials	1,978,509		5,711,713		–0	–	7,690,222
Consumer Staples	1,151,372		5,648,602		–0	–	6,799,974
Consumer Discretionary	2,963,285		1,601,078		–0	–	4,564,363
Materials	1,062,956		1,078,782		–0	–	2,141,738
Communication Services	–0	–	1,495,719		–0	–	1,495,719
Energy	1,045,489		–0	–	–0	–	1,045,489
Utilities	–0	–	601,887		–0	–	601,887
Short-Term Investments	1,750,153		–0	–	–0	–	1,750,153
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	1,786,500		–0	–	–0	–	1,786,500

Total Investments in Securities	15,601,376		39,867,289	(a)	–0	–	55,468,665

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INTERNATIONAL GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

	Level 1		Level 2	Level 3		Total
Other Financial Instruments(b):
Assets:
Forward Currency Exchange Contracts	$–0	–	$323,945	$–0	–	$323,945
Liabilities:
Forward Currency Exchange Contracts	–0	–	(246,620)	–0	–	(246,620)

Total	$15,601,376		$39,944,614	$–0	–	$55,545,990

(a)	A significant portion of the Portfolio’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

(b)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

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AB Variable Products Series Fund

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. Effective September 4, 2018, the Adviser has contractually agreed to waive its management fee and/or bear expenses of the Portfolio in order to reduce the Portfolio’s total operating expenses by an amount equal to 0.05% on an annual basis of the average net assets for Class A and Class B. For the year ended December 31, 2019, such reimbursements/waivers amounted to $26,044. This fee waiver and/or expense reimbursement agreement extends through May 1, 2020 and then may be extended by the Adviser for additional one-year terms.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2019, the reimbursement for such services amounted to $77,520.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,491 for the year ended December 31, 2019.

The Portfolio may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of ..10%) until August 31, 2020. In connection with the investment by the Portfolio in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Portfolio in an amount equal to the Portfolio’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. For the year ended December 31, 2019, such waiver amounted to $2,019.

A summary of the Portfolio’s transactions in AB mutual funds for the year ended December 31, 2019 is as follows:

Fund	Market Value 12/31/18 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 12/31/19 (000)	Dividend Income (000)
Government Money Market Portfolio	$2,555	$15,262	$16,067	$1,750	$43
Government Money Market Portfolio*	1,517	11,247	10,977	1,787	10

Total				$3,537	$53

*	Investments of cash collateral for securities lending transactions (see Note E).

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, a worldwide leader in life, property and casualty and health insurance and asset management, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (now named Equitable Holdings, Inc.) (“Equitable”), through an initial public offering. Equitable is the holding company for a diverse group of financial services companies, including an approximately 65.3% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings, most recently during the fourth quarter of 2019. As a result, AXA currently owns 10.1% of the outstanding shares of common stock of Equitable, and no longer owns a controlling interest in Equitable. AXA previously announced its intention to sell its entire interest in Equitable over time, subject to market conditions and other factors (the “Plan”). Most of AXA’s remaining Equitable shares are to be delivered on redemption of AXA bonds mandatorily exchangeable into Equitable shares and maturing in May 2021. AXA retains sole discretion to determine the timing of any future sales of its remaining shares of Equitable common stock.

The latest transaction under the Plan, which occurred on November 13, 2019, resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and was deemed an “assignment” causing a termination of the Portfolio’s investment advisory agreement. In order to ensure that investment advisory services

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INTERNATIONAL GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

could continue uninterrupted in the event of a Change of Control Event, the Board previously approved a new investment advisory agreement with the Adviser, and shareholders of the Portfolio subsequently approved the new investment advisory agreement. This agreement became effective on November 13, 2019.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2019 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$24,479,872		$31,433,217
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$43,117,061

Gross unrealized appreciation	$13,338,058
Gross unrealized depreciation	(975,434)

Net unrealized appreciation	$12,362,624

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal type of derivative utilized by the Portfolio, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized

20

AB Variable Products Series Fund

appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended December 31, 2019, the Portfolio held forward currency exchange contracts for hedging purposes.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s OTC counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the year ended December 31, 2019, the Portfolio had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	$323,945	Unrealized depreciation on forward currency exchange contracts	$246,620

Total		$323,945		$246,620

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	$114,978	$229,914

Total		$114,978	$229,914

The following table represents the average monthly volume of the Portfolio’s derivative transactions during the year ended December 31, 2019:

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$21,999,708
Average principal amount of sale contracts	$19,920,232

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

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INTERNATIONAL GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Portfolio as of December 31, 2019. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*	Security Collateral Received*	Net Amount of Derivative Assets
Bank of America, NA	$17,992	$(1,968)	$–0	–	$–0	–	$16,024
Barclays Bank PLC	80,511	(23,508)	–0	–	–0	–	57,003
Citibank, NA	62,023	(5,721)	–0	–	–0	–	56,302
Credit Suisse International	5,008	(4,336)	–0	–	–0	–	672
Goldman Sachs Bank USA	4,844	–0	–	–0	–	–0	–	4,844
JPMorgan Chase Bank, NA	80,005	(1,006)	–0	–	–0	–	78,999
Morgan Stanley & Co., Inc.	328	(328)	–0	–	–0	–	–0	–
Natwest Markets PLC	14,169	(7,084)	–0	–	–0	–	7,085
Standard Chartered Bank	2,677	–0	–	–0	–	–0	–	2,677
State Street Bank & Trust Co.	56,388	(56,388)	–0	–	–0	–	–0	–

Total	$323,945	$(100,339)	$–0	–	$–0	–	$223,606	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*	Security Collateral Pledged*	Net Amount of Derivative Liabilities
Bank of America, NA	$1,968	$(1,968)	$–0	–	$–0	–	$–0	–
Barclays Bank PLC	23,508	(23,508)	–0	–	–0	–	–0	–
Citibank, NA	5,721	(5,721)	–0	–	–0	–	–0	–
Credit Suisse International	4,336	(4,336)	–0	–	–0	–	–0	–
Deutsche Bank AG	98,412	–0	–	–0	–	–0	–	98,412
JPMorgan Chase Bank, NA	1,006	(1,006)	–0	–	–0	–	–0	–
Morgan Stanley & Co., Inc.	5,248	(328)	–0	–	–0	–	4,920
Natwest Markets PLC	7,084	(7,084)	–0	–	–0	–	–0	–
State Street Bank & Trust Co.	99,337	(56,388)	–0	–	–0	–	42,949

Total	$246,620	$(100,339)	$–0	–	$–0	–	$146,281	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Portfolio cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the

22

AB Variable Products Series Fund

borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Portfolio receives non-cash collateral, the Portfolio will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Portfolio earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Portfolio in Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Portfolio’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

A summary of the Portfolio’s transactions surrounding securities lending for the year ended December 31, 2019 is as follows:

				Government Money Market Portfolio
Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*	Income from Borrowers	Income Earned	Advisory Fee Waived
$3,983,027	$1,786,500	$2,379,621	$2,814	$9,672	$175

*	As of December 31, 2019.

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018
Class A
Shares sold	25,049	74,551	$530,484	$1,661,704
Shares issued in reinvestment of dividends	32,449	8,058	688,237	178,413
Shares redeemed	(163,992)	(258,862)	(3,492,546)	(5,757,016)

Net decrease	(106,494)	(176,253)	$(2,273,825)	$(3,916,899)

Class B
Shares sold	52,238	209,646	$1,106,667	$4,614,692
Shares issued in reinvestment of dividends	37,998	6,419	794,929	140,185
Shares redeemed	(310,416)	(508,518)	(6,525,192)	(11,342,567)

Net decrease	(220,180)	(292,453)	$(4,623,596)	$(6,587,690)

At December 31, 2019, certain shareholders of the Portfolio owned 81% in aggregate of the Portfolio’s outstanding shares. Significant transactions by such shareholders, if any, may impact the Portfolio’s performance.

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INTERNATIONAL GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

NOTE G: Risks Involved in Investing in the Portfolio

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade or dispose of due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Leverage Risk—When the Portfolio borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Portfolio, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Portfolio than if the Portfolio were not leveraged, but may also adversely affect returns, particularly if the market is declining.

LIBOR Risk—The Portfolio may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority, which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR remains unclear. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Portfolio’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Portfolio’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

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AB Variable Products Series Fund

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2019.

NOTE I: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2019 and December 31, 2018 were as follows:

	2019	2018
Distributions paid from:
Ordinary income	$211,048	$318,598
Net long-term capital gains	1,272,118	–0	–

Total taxable distributions paid	$1,483,166	$318,598

As of December 31, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$1,009,224
Undistributed capital gains	4,091,291
Unrealized appreciation/(depreciation)	12,363,819	(a)

Total accumulated earnings/(deficit)	$17,464,334

(a)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments and the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2019, the Portfolio did not have any capital loss carryforwards.

During the current fiscal year, there were no permanent differences that resulted in adjustments to distributable earnings or additional paid-in capital.

NOTE J: Recent Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement which removes, modifies and adds disclosures to Topic 820. The amendments in this ASU 2018-13 (“ASU”) apply to all entities that are required, under existing U.S. GAAP, to make disclosures about recurring or nonrecurring fair value measurements. The amendments in this ASU are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated the impact of the amendments and elected to early adopt the ASU. The adoption of this ASU did not have a material impact on the disclosure and presentation of the financial statements of the Portfolio.

NOTE K: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

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INTERNATIONAL GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Year Ended December 31,
2019	2018	2017	2016	2015
Net asset value, beginning of period	$18.99	$23.15	$17.34	$18.62	$19.04

Income From Investment Operations
Net investment income (a)	.08	(b)	.15	(b)	.06	(b)	.11	(b)†	.15
Net realized and unrealized gain (loss) on investment and foreign currency transactions	5.08	(4.16)	6.00	(1.39)	(.50)

Net increase (decrease) in net asset value from operations	5.16	(4.01)	6.06	(1.28)	(.35)

Less: Dividends and Distributions
Dividends from net investment income	(.13)	(.15)	(.25)	–0	–	(.07)
Distributions from net realized gain on investment transactions	(.53)	–0	–	–0	–	–0	–	–0	–

Total dividends and distributions	(.66)	(.15)	(.25)	–0	–	(.07)

Net asset value, end of period	$23.49	$18.99	$23.15	$17.34	$18.62

Total Return
Total investment return based on net asset value (c)*	27.53%	(17.41)%	35.02%	(6.87	)%†	(1.87)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$24,123	$21,528	$30,318	$26,045	$33,090
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.36%	1.27%	1.24%	1.27%	1.11%
Expenses, before waivers/reimbursements	1.41%	1.29%	1.24%	1.27%	1.11%
Net investment income	.40	%(b)	.69	%(b)	.30	%(b)	.60	%(b)†	.78%
Portfolio turnover rate	49%	33%	52%	52%	17%

See footnote summary on page 27.

26

AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Year Ended December 31,
2019	2018	2017	2016	2015
Net asset value, beginning of period	$18.71	$22.80	$17.09	$18.39	$18.81

Income From Investment Operations
Net investment income (a)	.03	(b)	.09	(b)	.01	(b)	.07	(b)†	.10
Net realized and unrealized gain (loss) on investment and foreign currency transactions	5.00	(4.09)	5.90	(1.37)	(.51)

Net increase (decrease) in net asset value from operations	5.03	(4.00)	5.91	(1.30)	(.41)

Less: Dividends and Distributions
Dividends from net investment income	(.06)	(.09)	(.20)	–0	–	(.01)
Distributions from net realized gain on investment transactions	(.53)	–0	–	–0	–	–0	–	–0	–

Total dividends and distributions	(.59)	(.09)	(.20)	–0	–	(.01)

Net asset value, end of period	$23.15	$18.71	$22.80	$17.09	$18.39

Total Return
Total investment return based on net asset value (c)*	27.23%	(17.60)%	34.63%	(7.07	)%†	(2.17)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$29,756	$28,177	$41,007	$32,843	$40,566
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.61%	1.52%	1.49%	1.52%	1.36%
Expenses, before waivers/reimbursements	1.66%	1.54%	1.49%	1.52%	1.36%
Net investment income	.15	%(b)	.43	%(b)	.04	%(b)	.37	%(b)†	.52%
Portfolio turnover rate	49%	33%	52%	52%	17%

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

†	For the year ended December 31, 2016, the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$.04	.22%	.23%

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended December 31, 2017 and December 31, 2016 by .01% and .09%, respectively.

See notes to financial statements.

27

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM	AB Variable Products Series Fund

To the Shareholders and the Board of Directors of AB International Growth Portfolio:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB International Growth Portfolio (the “Portfolio”) (one of the portfolios constituting AB Variable Products Series Fund, Inc. (the “Fund”)), including the portfolio of investments, as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting AB Variable Products Series Fund, Inc.) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

February 14, 2020

28

2019 TAX INFORMATION (unaudited)	AB Variable Products Series Fund

For Federal income tax purposes, the following information is furnished with respect to the earnings of the Portfolio for the taxable year ended December 31, 2019.

The Portfolio intends to make an election to pass through foreign taxes to its shareholders. For the taxable year ended December 31, 2019, $35,270 of foreign taxes may be passed through and the associated foreign source income for information reporting purposes is $525,914.

29

INTERNATIONAL GROWTH PORTFOLIO	AB Variable Products Series Fund

BOARD OF DIRECTORS
Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez^ Michael J. Downey(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1)
Earl D. Weiner(1)

OFFICERS
Daniel C. Roarty(2), Vice President Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Analyst	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

CUSTODIAN AND ACCOUNTING AGENT State Street Bank and Trust Company State Street Corporation CCB/5 1 Iron Street Boston, MA 02210	LEGAL COUNSEL Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

DISTRIBUTOR AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105	TRANSFER AGENT AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-Free (800) 221-5672

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Portfolio’s portfolio are made by the Adviser’s Thematic and Sustainable Equities Investment Team. Mr. Roarty is the investment professional with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

^	Mr. Bermudez will be a member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee when he joins the Board on January 1, 2020.

30

INTERNATIONAL GROWTH PORTFOLIO

MANAGEMENT OF THE FUND	AB Variable Products Series Fund

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR

INTERESTED DIRECTOR

Robert M. Keith,# 1345 Avenue of the Americas New York, NY 10105 59 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	91	None

DISINTERESTED DIRECTORS

Marshall C. Turner, Jr.,## Chairman of the Board 78 (2005)	Private Investor since prior to 2015. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership experience and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	91	Xilinx, Inc. (programmable logic semi- conductors) since 2007

Jorge A. Bermudez,^ 68 (2020)	Private investor since prior to 2015. Former Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008, Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007, and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016. He has served as director or trustee of the AB Funds since 2020.	91	Moody’s Corporation since April 2011

31

INTERNATIONAL GROWTH PORTFOLIO
MANAGEMENT OF THE FUND

(continued)	AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Michael J. Downey,## 76 (2005)	Private Investor since prior to 2015. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2015 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	91	None

Nancy P. Jacklin,## 71 (2006)	Private Investor since prior to 2015. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008–2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002–May 2006); Partner, Clifford Chance (1992–2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985–1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982–1985); and Attorney Advisor, U.S. Department of the Treasury (1973–1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	91	None

Carol C. McMullen,## 64 (2016)

Managing Director of Slalom Consulting (consulting) since 2014, private investor and member of the Advisory Board of Butcher Box (since 2018). Formerly, member, Partners Healthcare Investment Committee (2010–2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.

		91	None

32

AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Garry L. Moody,## 67 (2008)	Formerly, Partner, Deloitte & Touche LLP (1995–2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993–1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975–1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He is also a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council Governing Council. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	91	None

Earl D. Weiner,## 80 (2007)	Senior Counsel since 2017, Of Counsel from 2007 to 2016, and Partner prior to then, of the law firm Sullivan & Cromwell LLP. He is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	91	None

*	The address for the Portfolio’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal & Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the “1940 Act”, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

^	Mr. Bermudez will be a member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee when he joins the Board on January 1, 2020.

33

INTERNATIONAL GROWTH PORTFOLIO
MANAGEMENT OF THE FUND

(continued)	AB Variable Products Series Fund

Officer Information

Certain information concerning the Portfolio’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 59	President and Chief Executive Officer	See biography above.

Daniel C. Roarty 48	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2015. He is also Chief Investment Officer of Thematic and Sustainable Equities.

Emilie D. Wrapp 64	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2015.

Michael B. Reyes 43	Senior Analyst	Vice President of the Adviser**, with which he has been associated since prior to 2015.

Joseph J. Mantineo 60	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2015.

Phyllis J. Clarke 59	Controller	Vice President of ABIS**, with which she has been associated since prior to 2015.

Vincent S. Noto 55	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since prior to 2015.

*	The address for each of the Portfolio’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABIS and ABI are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or the Adviser at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

34

INTERNATIONAL GROWTH PORTFOLIO

CONTINUANCE DISCLOSURE	AB Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AB Variable Products Series Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB International Growth Portfolio (the “Fund”) at a meeting held on May 7-9, 2019 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2017 and 2018 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with

35

INTERNATIONAL GROWTH PORTFOLIO
CONTINUANCE DISCLOSURE

(continued)	AB Variable Products Series Fund

the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the underlying fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Fund’s Class B shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2019 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review and their discussion with the Adviser of the reasons for the Fund’s underperformance in certain periods, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients pursuing an investment strategy similar to the Fund’s. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors previously discussed these matters with an independent fee consultant. The directors also compared the advisory fee rate for the Fund with that for another fund advised by the Adviser with a similar investment strategy.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients. In this regard, the Adviser noted, among other things, that, compared to institutional accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

36

AB Variable Products Series Fund

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s expense ratio was above the medians. After reviewing and discussing the Adviser’s explanations of the reasons for this, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also previously discussed economies of scale with an independent fee consultant. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

37

VPS-IG-0151-1219

DEC    12.31.19

ANNUAL REPORT

AB VARIABLE PRODUCTS SERIES FUND, INC.

+	INTERNATIONAL VALUE PORTFOLIO

Beginning on May 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Portfolio’s shareholder reports from the insurance company that offers your contract unless you specifically request paper copies from the insurance company or from your financial intermediary. Instead of delivering paper copies of the reports, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company or your financial intermediary electronically by following the instructions provided by the insurance company or by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company or by contacting your financial intermediary. Your election to receive reports in paper will apply to all portfolio companies available under your contract with the insurance company.

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

INTERNATIONAL VALUE PORTFOLIO	AB Variable Products Series Fund

LETTER TO INVESTORS

February 14, 2020

The following is an update of AB Variable Products Series Fund—International Value Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2019.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is long-term growth of capital. The Portfolio invests primarily in a diversified portfolio of equity securities of established companies selected from more than 40 industries and more than 40 developed- and emerging-market countries. These countries currently include the developed nations in Europe and the Far East, Canada, Australia and emerging-market countries worldwide. Under normal market conditions, the Portfolio invests significantly, at least 40%—unless market conditions are not deemed favorable by the Adviser—in securities of non-US companies. In addition, the Portfolio invests, under normal circumstances, in the equity securities of companies located in at least three countries.

The Portfolio invests in companies that are determined by the Adviser to be undervalued, using a fundamental value approach. In selecting securities for the Portfolio, the Adviser uses its fundamental and quantitative research to identify companies whose stocks are priced low in relation to their perceived long-term earnings power.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. The Adviser evaluates currency and equity positions separately and may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge a portion of its currency risk, the Portfolio may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Portfolio may enter into other derivatives transactions, such as options, futures contracts, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds (“ETFs”). The Portfolio may, at times, invest in shares of ETFs in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Portfolio seeks to invest than direct investments. The Portfolio may invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and “semi-governmental securities,” and enter into forward commitments.

INVESTMENT RESULTS

The table on page 4 shows the Portfolio’s performance compared to its benchmark, the Morgan Stanley Capital International Europe, Australasia and the Far East (“MSCI EAFE”) Index (net), for the one-, five- and 10-year periods ended December 31, 2019.

During the annual period, all share classes of the Portfolio underperformed the benchmark. Security selection drove underperformance, relative to the benchmark, led by selection within the consumer discretionary and materials sectors. Selection within utilities and communications services was positive. Sector selection also detracted. Losses from an overweight to energy and an underweight to health care detracted and partially offset gains from an underweight to real estate and an overweight to technology. In terms of country positioning (a result of bottom-up security analysis driven by fundamental research), an underweight weight to France detracted while an overweight to Ireland added.

The Portfolio used derivatives in the form of forwards for hedging and investment purposes, which detracted from absolute returns during the annual period.

MARKET REVIEW AND INVESTMENT STRATEGY

Non-US equities recorded strong double-digit returns during the annual period ended December 31, 2019. After declining sharply at the end of 2018, equity markets rebounded dramatically in January as strong corporate earnings and optimism about a trade truce between the US and China calmed investors. Trade-war tensions resurfaced, however, and emerging geopolitical pressures drove market volatility. Tariff wars, restrictive monetary policy and a decline in industrial production stoked recessionary fears throughout the global economy. In response, the world’s central banks implemented accommodative monetary policies to help support capital markets. Late in the third quarter, equity market performance was accompanied by a sharp style rotation in the US. Quality-growth and lower-volatility stocks, which had been strong performers, lagged and value stocks outperformed. However, for the most part, growth stocks continued to outperform value over the entire period. In December, equity markets rallied on news that the US and China had agreed to a preliminary phase-one trade deal due to be signed in January 2020.

The Portfolio’s Senior Investment Management Team (the “Team”) has continued to identify opportunities against a changing market backdrop. The Team has flexibility to adjust the Portfolio’s positions in real time when warranted, and to maintain conviction through short-term volatility. As markets face new uncertainties, the Team believes that this disciplined approach is the best way to capture the long-term potential for equities.

1

INTERNATIONAL VALUE PORTFOLIO

DISCLOSURES AND RISKS	AB Variable Products Series Fund

Benchmark Disclosure

The MSCI EAFE Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI EAFE Index (net, free float-adjusted, market capitalization weighted) represents the equity market performance of developed markets, excluding the US and Canada. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns reflect the reinvestment of dividends after the deduction of non-US withholding tax. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Market Risk: The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as the Portfolio’s value approach, may underperform the market generally.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade or dispose of due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Portfolio. Derivatives may also be subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk: When the Portfolio borrows money or otherwise leverages its portfolio, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase agreements, forward commitments, or by borrowing money.

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Variable Products prospectus. As with all investments, you may lose money by investing in the Portfolio.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your financial advisor or insurance agent representative at your financial institution to obtain portfolio performance information current to the most recent month end.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For additional copies of the Portfolio’s prospectus or summary prospectus, which contains this and other information, call your financial advisor or (800) 227 4618. Please read the prospectus and/or summary prospectus carefully before investing.

(Disclosures, Risks and Note About Historical Performance continued on next page)

2

AB Variable Products Series Fund

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Performance assumes reinvestment of distributions and does not account for taxes.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

3

INTERNATIONAL VALUE PORTFOLIO

HISTORICAL PERFORMANCE	AB Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED DECEMBER 31, 2019 (unaudited)	Net Asset Value Returns
	1 Year	5 Years[1]	10 Years[1]

International Value Portfolio Class A2	17.14%	2.98%	2.60%

International Value Portfolio Class B2	16.79%	2.71%	2.33%

MSCI EAFE Index (net)	22.01%	5.67%	5.50%
1 Average annual returns.

2   Includes the impact of proceeds received and credited to the Portfolio resulting from class-action settlements, which enhanced the performance of all share classes of the Portfolio for the annual period ended December 31, 2019 by 0.18%.

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual expense ratios as 0.87% and 1.11% for Class A and Class B shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

GROWTH OF A $10,000 INVESTMENT

12/31/2009 TO 12/31/2019 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in the International Value Portfolio Class A shares (from 12/31/2009 to 12/31/2019) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 2-3.

4

INTERNATIONAL VALUE PORTFOLIO

EXPENSE EXAMPLE (unaudited)	AB Variable Products Series Fund

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,075.80	$4.76	0.91%
Hypothetical (5% annual return before expenses)	$1,000	$1,020.62	$4.63	0.91%

Class B
Actual	$1,000	$1,073.60	$6.06	1.16%
Hypothetical (5% annual return before expenses)	$1,000	$1,019.36	$5.90	1.16%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

5

INTERNATIONAL VALUE PORTFOLIO
TEN LARGEST HOLDINGS[1]

December 31, 2019 (unaudited)	AB Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Royal Dutch Shell PLC—Class A	$14,189,967	3.8%
Roche Holding AG	11,794,346	3.1
Airbus SE	9,134,661	2.4
Repsol SA	8,460,048	2.2
Coca-Cola European Partners PLC	8,366,707	2.2
Samsung Electronics Co., Ltd.	8,151,286	2.2
AerCap Holdings NV	8,010,155	2.1
British American Tobacco PLC	7,991,240	2.1
Novo Nordisk A/S—Class B	7,877,565	2.1
EDP—Energias de Portugal SA	7,821,061	2.1

	$91,797,036	24.3%

SECTOR BREAKDOWN2

December 31, 2019 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Financials	$67,104,194	17.9%
Industrials	48,933,711	13.0
Consumer Staples	43,174,774	11.5
Information Technology	38,479,337	10.2
Energy	37,585,425	10.0
Materials	36,752,603	9.8
Consumer Discretionary	33,252,635	8.9
Health Care	30,986,365	8.2
Utilities	18,293,317	4.9
Communication Services	12,573,351	3.3
Real Estate	5,453,285	1.5
Short-Term Investments	3,053,304	0.8

Total Investments	$375,642,301	100.0%

1	Long-term investments.

2	The Portfolio’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

6

INTERNATIONAL VALUE PORTFOLIO
COUNTRY BREAKDOWN[1]

December 31, 2019 (unaudited)	AB Variable Products Series Fund

COUNTRY	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Japan	$67,405,115	18.0%
United Kingdom	57,126,111	15.2
Switzerland	32,228,091	8.6
Germany	26,607,302	7.1
France	19,352,993	5.2
Italy	15,938,513	4.2
South Korea	14,409,411	3.8
Ireland	13,869,086	3.7
Portugal	11,374,216	3.0
Denmark	11,236,745	3.0
Norway	10,951,619	2.9
Canada	9,883,695	2.6
Netherlands	9,480,213	2.5
Other	72,725,887	19.4
Short-Term Investments	3,053,304	0.8

Total Investments	$375,642,301	100.0%

1	All data are as of December 31, 2019. The Portfolio’s country breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. “Other” country weightings represent 2.5% or less in the following countries: Australia, Austria, Belgium, Brazil, China, Hong Kong, India, Israel, Spain, Sweden and Taiwan.

7

INTERNATIONAL VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS

December 31, 2019	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–98.6%

FINANCIALS–17.8%
BANKS–10.5%
Banco Comercial Portugues SA	15,570,220	$3,553,155
Bank Hapoalim BM	476,890	3,960,468
Bank Leumi Le-Israel BM	522,080	3,807,493
Bank of Ireland Group PLC	1,064,563	5,858,931
Erste Group Bank AG(a)	176,310	6,622,582
ICICI Bank Ltd.	560,043	4,245,262
KBC Group NV	76,670	5,780,503
Mediobanca Banca di Credito Finanziario SpA	520,900	5,735,386

		39,563,780

CAPITAL MARKETS–1.7%
Credit Suisse Group AG(a)	471,317	6,371,110

DIVERSIFIED FINANCIAL SERVICES–1.0%
ORIX Corp.	225,200	3,731,871

INSURANCE–4.6%
Allianz SE	27,420	6,718,661
Swiss Re AG	34,690	3,897,159
Zurich Insurance Group AG	16,630	6,821,613

		17,437,433

		67,104,194

INDUSTRIALS–13.0%
AEROSPACE & DEFENSE–6.2%
Airbus SE	62,240	9,134,661
BAE Systems PLC	761,410	5,700,918
Leonardo SpA	308,701	3,620,239
MTU Aero Engines AG	16,680	4,752,560

		23,208,378

AIRLINES–3.7%
Japan Airlines Co., Ltd.	192,100	5,981,202
Qantas Airways Ltd.	944,860	4,709,652
Wizz Air Holdings PLC(a)(b)	64,690	3,343,863

		14,034,717

PROFESSIONAL SERVICES–1.0%
UT Group Co., Ltd.(c)	123,500	3,680,461

TRADING COMPANIES & DISTRIBUTORS–2.1%
AerCap Holdings NV(a)	130,310	8,010,155

		48,933,711

CONSUMER STAPLES–11.4%
BEVERAGES–3.0%
Coca-Cola Bottlers Japan Holdings, Inc.(c)	119,700	3,058,369
Coca-Cola European Partners PLC	164,440	8,366,707

		11,425,076

Company	Shares	U.S. $ Value

FOOD & STAPLES RETAILING–1.4%
Koninklijke Ahold Delhaize NV	207,570	$5,204,277

FOOD PRODUCTS–4.9%
Morinaga & Co., Ltd./Japan	34,800	1,671,170
Orkla ASA	692,860	7,026,161
Salmar ASA	76,600	3,925,458
WH Group Ltd.(b)	5,736,500	5,931,392

		18,554,181

TOBACCO–2.1%
British American Tobacco PLC	188,020	7,991,240

		43,174,774

INFORMATION TECHNOLOGY–10.2%
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–0.9%
Zhen Ding Technology Holding Ltd.	689,000	3,305,872

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–6.2%
NXP Semiconductors NV	33,600	4,275,936
SCREEN Holdings Co., Ltd.	99,400	6,778,962
SK Hynix, Inc.	76,940	6,258,125
Taiwan Semiconductor Manufacturing Co., Ltd.	540,000	5,976,625

		23,289,648

SOFTWARE–1.0%
Open Text Corp.	84,706	3,732,531

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS–2.1%
Samsung Electronics Co., Ltd.	169,160	8,151,286

		38,479,337

ENERGY–9.9%
OIL, GAS & CONSUMABLE FUELS–9.9%
JXTG Holdings, Inc.	1,321,900	5,999,545
PetroChina Co., Ltd.–Class H	8,090,000	4,072,466
Petroleo Brasileiro SA (Preference Shares)	643,900	4,863,399
Repsol SA	522,721	8,212,028
Royal Dutch Shell PLC (Euronext Amsterdam)–Class A	408,410	12,041,929
Royal Dutch Shell PLC–Class A	72,534	2,148,038

		37,337,405

8

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

MATERIALS–9.7%
CHEMICALS–6.2%
Air Water, Inc.	197,600	$2,883,305
Covestro AG(b)	107,360	4,995,469
Evonik Industries AG	153,470	4,687,327
Johnson Matthey PLC(c)	142,650	5,671,958
Tosoh Corp.	346,400	5,336,565

		23,574,624

CONTAINERS & PACKAGING–0.9%
BillerudKorsnas AB	291,510	3,444,634

METALS & MINING–2.6%
BlueScope Steel Ltd.	345,191	3,656,123
First Quantum Minerals Ltd.	264,930	2,686,942
Yamato Kogyo Co., Ltd.	135,400	3,390,280

		9,733,345

		36,752,603

CONSUMER DISCRETIONARY–8.8%
AUTO COMPONENTS–2.2%
NGK Spark Plug Co., Ltd.	229,500	4,448,628
Valeo SA	105,210	3,728,984

		8,177,612

AUTOMOBILES–2.8%
Peugeot SA	269,523	6,489,348
Subaru Corp.	174,800	4,329,767

		10,819,115

HOTELS, RESTAURANTS & LEISURE–2.0%
GVC Holdings PLC	634,600	7,432,506

LEISURE PRODUCTS–0.9%
Spin Master Corp.(a)(b)(c)	113,770	3,464,222

TEXTILES, APPAREL & LUXURY GOODS–0.9%
Pandora A/S	77,220	3,359,180

		33,252,635

HEALTH CARE–8.2%
HEALTH CARE EQUIPMENT & SUPPLIES–0.9%
Hoya Corp.	37,100	3,541,639

PHARMACEUTICALS–7.3%
GlaxoSmithKline PLC	330,800	7,772,815
Novo Nordisk A/S–Class B	135,940	7,877,565
Roche Holding AG	36,290	11,794,346

		27,444,726

		30,986,365

UTILITIES–4.9%
ELECTRIC UTILITIES–3.8%
EDP–Energias de Portugal SA	1,802,340	7,821,061
Enel SpA	828,680	6,582,888

		14,403,949

GAS UTILITIES–1.1%
ENN Energy Holdings Ltd.	356,000	3,889,368

		18,293,317

Company	Shares	U.S. $ Value

COMMUNICATION SERVICES–3.3%
DIVERSIFIED TELECOMMUNICATION SERVICES–1.4%
Nippon Telegraph & Telephone Corp.	215,800	$5,454,062

ENTERTAINMENT–1.9%
Nintendo Co., Ltd.	17,800	7,119,289

		12,573,351

REAL ESTATE–1.4%
REAL ESTATE MANAGEMENT & DEVELOPMENT–1.4%
Aroundtown SA	607,150	5,453,284

Total Common Stocks (cost $337,608,902)		372,340,976

RIGHTS–0.1%

ENERGY–0.1%
OIL, GAS & CONSUMABLE FUELS–0.1%
Repsol SA, expiring 1/09/20(a) (cost $247,011)	522,721	248,020

SHORT-TERM INVESTMENTS–0.8%
INVESTMENT COMPANIES–0.8%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 1.53%(d)(e)(f) (cost $3,053,305)	3,053,305	3,053,305

TOTAL INVESTMENTS BEFORE SECURITY LENDING COLLATERAL FOR SECURITIES LOANED–99.5% (cost $340,909,218)		375,642,301

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED–1.0%
INVESTMENT COMPANIES–1.0%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 1.53%(d)(e)(f) (cost $3,845,627)	3,845,627	3,845,627

TOTAL INVESTMENTS–100.5% (cost $344,754,845)		379,487,928
Other assets less liabilities–(0.5)%		(1,864,271)

NET ASSETS–100.0%		$377,623,657

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INTERNATIONAL VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	GBP	1,547	USD	2,002	1/03/20	$(46,785)
Bank of America, NA	ILS	1,445	USD	413	1/03/20	(5,293)
Bank of America, NA	USD	4,589	SGD	6,296	1/15/20	92,826
Bank of America, NA	USD	1,935	RUB	124,395	1/17/20	67,098
Bank of America, NA	USD	2,008	GBP	1,547	4/17/20	46,831
Barclays Bank PLC	CHF	1,034	USD	1,056	1/03/20	(12,762)
Barclays Bank PLC	NOK	4,076	USD	452	1/03/20	(12,708)
Barclays Bank PLC	USD	3,772	AUD	5,496	1/03/20	84,375
Barclays Bank PLC	AUD	6,272	USD	4,255	1/15/20	(147,705)
Barclays Bank PLC	CAD	6,153	USD	4,634	1/15/20	(104,480)
Barclays Bank PLC	JPY	103,897	USD	959	1/15/20	2,557
Barclays Bank PLC	USD	1,814	EUR	1,634	1/15/20	20,696
Barclays Bank PLC	USD	2,258	GBP	1,749	1/15/20	59,730
Barclays Bank PLC	USD	1,210	JPY	128,620	1/15/20	(25,750)
Barclays Bank PLC	USD	714	NZD	1,124	1/15/20	42,492
Barclays Bank PLC	USD	5,365	SEK	52,310	1/15/20	223,673
Barclays Bank PLC	INR	233,089	USD	3,236	1/16/20	(33,695)
Barclays Bank PLC	RUB	61,930	USD	962	1/17/20	(35,317)
Barclays Bank PLC	KRW	15,810,098	USD	13,528	2/06/20	(161,368)
Barclays Bank PLC	CNY	56,861	USD	7,983	2/13/20	(176,188)
Barclays Bank PLC	USD	414	CNY	2,902	2/13/20	2,424
Barclays Bank PLC	TWD	275,885	USD	9,119	2/20/20	(138,032)
Barclays Bank PLC	IDR	12,724,938	USD	906	2/27/20	(10,160)
Barclays Bank PLC	USD	1,804	IDR	25,789,603	2/27/20	52,690
BNP Paribas SA	CAD	1,041	USD	785	1/15/20	(17,158)
BNP Paribas SA	NOK	37,336	USD	4,083	1/15/20	(169,761)
Citibank, NA	CAD	1,133	USD	851	1/15/20	(21,227)
Citibank, NA	EUR	926	USD	1,026	1/15/20	(13,727)
Citibank, NA	USD	836	CHF	827	1/15/20	18,762
Citibank, NA	USD	1,866	EUR	1,667	1/15/20	5,314
Citibank, NA	USD	5,670	GBP	4,468	1/15/20	250,448
Citibank, NA	USD	919	MXN	17,970	1/15/20	29,370
Credit Suisse International	BRL	29,468	USD	7,171	1/03/20	(154,431)
Credit Suisse International	USD	7,257	BRL	29,468	1/03/20	68,179
Credit Suisse International	CHF	8,197	USD	8,334	1/15/20	(141,547)
Credit Suisse International	BRL	16,879	USD	4,129	2/04/20	(63,238)
Goldman Sachs Bank USA	BRL	4,290	USD	1,058	1/03/20	(8,677)
Goldman Sachs Bank USA	USD	1,064	BRL	4,290	1/03/20	2,117
Goldman Sachs Bank USA	CAD	778	USD	589	1/15/20	(9,860)
Goldman Sachs Bank USA	ILS	18,066	USD	5,184	1/15/20	(50,089)
Goldman Sachs Bank USA	USD	2,793	GBP	2,229	1/15/20	160,613
Goldman Sachs Bank USA	USD	19,545	JPY	2,107,439	1/15/20	(139,904)
JPMorgan Chase Bank, NA	EUR	16,442	USD	18,273	1/15/20	(183,498)
JPMorgan Chase Bank, NA	JPY	203,105	USD	1,872	1/15/20	1,587
JPMorgan Chase Bank, NA	USD	14,698	AUD	21,586	1/15/20	454,178
JPMorgan Chase Bank, NA	USD	1,235	GBP	954	1/15/20	29,312
JPMorgan Chase Bank, NA	USD	910	TRY	5,291	1/15/20	(23,384)
Morgan Stanley & Co., Inc.	AUD	5,496	USD	3,800	1/03/20	(57,268)

10

AB Variable Products Series Fund

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co., Inc.	USD	1,055	CHF	1,034	1/03/20	$13,623
Morgan Stanley & Co., Inc.	USD	526	GBP	402	1/03/20	6,601
Morgan Stanley & Co., Inc.	USD	761	GBP	571	1/03/20	(5,154)
Morgan Stanley & Co., Inc.	CAD	740	USD	559	1/15/20	(10,446)
Morgan Stanley & Co., Inc.	EUR	2,319	USD	2,588	1/15/20	(15,238)
Morgan Stanley & Co., Inc.	GBP	873	USD	1,145	1/15/20	(11,940)
Morgan Stanley & Co., Inc.	USD	1,709	CHF	1,687	1/15/20	35,581
Morgan Stanley & Co., Inc.	USD	1,772	GBP	1,369	1/15/20	42,369
Morgan Stanley & Co., Inc.	USD	732	JPY	79,346	1/15/20	(1,582)
Morgan Stanley & Co., Inc.	CHF	1,034	USD	1,063	4/17/20	(13,580)
Morgan Stanley & Co., Inc.	USD	3,809	AUD	5,496	4/17/20	57,713
Natwest Markets PLC	USD	769	GBP	574	1/03/20	(8,881)
Natwest Markets PLC	CAD	737	USD	558	1/15/20	(9,801)
Natwest Markets PLC	EUR	986	USD	1,099	1/15/20	(8,208)
Natwest Markets PLC	GBP	1,139	USD	1,471	1/15/20	(37,765)
Natwest Markets PLC	JPY	482,364	USD	4,470	1/15/20	28,287
Natwest Markets PLC	USD	2,920	AUD	4,236	1/15/20	53,946
Natwest Markets PLC	USD	13,713	EUR	12,257	1/15/20	45,859
Natwest Markets PLC	USD	1,558	GBP	1,207	1/15/20	40,857
Natwest Markets PLC	USD	1,478	JPY	159,696	1/15/20	(7,541)
Natwest Markets PLC	USD	481	KRW	566,263	2/06/20	9,658
Societe Generale	USD	1,322	JPY	139,944	1/15/20	(33,009)
Standard Chartered Bank	HKD	39,249	USD	5,007	1/15/20	(29,038)
Standard Chartered Bank	USD	3,527	JPY	382,645	1/15/20	(3,670)
Standard Chartered Bank	INR	52,520	USD	732	1/16/20	(4,299)
Standard Chartered Bank	USD	1,007	CNY	7,090	2/13/20	10,232
State Street Bank & Trust Co.	SEK	6,354	USD	675	1/03/20	(3,454)
State Street Bank & Trust Co.	USD	417	ILS	1,445	1/03/20	1,851
State Street Bank & Trust Co.	USD	456	NOK	4,076	1/03/20	8,506
State Street Bank & Trust Co.	USD	677	SEK	6,354	1/03/20	1,718
State Street Bank & Trust Co.	CAD	1,745	USD	1,319	1/15/20	(25,215)
State Street Bank & Trust Co.	EUR	3,130	USD	3,462	1/15/20	(51,087)
State Street Bank & Trust Co.	JPY	28,125	USD	259	1/15/20	155
State Street Bank & Trust Co.	USD	2,178	CHF	2,144	1/15/20	38,799
State Street Bank & Trust Co.	USD	3,471	EUR	3,126	1/15/20	37,490
State Street Bank & Trust Co.	USD	780	GBP	603	1/15/20	18,833
State Street Bank & Trust Co.	USD	244	JPY	26,417	1/15/20	(635)
State Street Bank & Trust Co.	USD	374	SEK	3,563	1/15/20	6,852
State Street Bank & Trust Co.	KRW	698,454	USD	599	2/06/20	(5,410)
State Street Bank & Trust Co.	ILS	1,445	USD	418	4/17/20	(2,533)
State Street Bank & Trust Co.	NOK	4,076	USD	456	4/17/20	(8,710)
State Street Bank & Trust Co.	USD	678	SEK	6,354	4/17/20	3,353
UBS AG	JPY	115,264	USD	1,069	1/15/20	7,213
UBS AG	USD	912	JPY	97,846	1/15/20	(10,950)
UBS AG	USD	489	TWD	14,675	2/20/20	3,057

						$(84,333)

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2019, the aggregate market value of these securities amounted to $17,734,946 or 4.7% of net assets.

11

INTERNATIONAL VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

(c)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(d)	Affiliated investments.

(e)	The rate shown represents the 7-day yield as of period end.

(f)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Currency Abbreviations:

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CHF—Swiss Franc

CNY—Chinese Yuan Renminbi

DKK—Danish Krone

EUR—Euro

GBP—Great British Pound

HKD—Hong Kong Dollar

IDR—Indonesian Rupiah

ILS—Israeli Shekel

INR—Indian Rupee

JPY—Japanese Yen

KRW—South Korean Won

MXN—Mexican Peso

NOK—Norwegian Krone

NZD—New Zealand Dollar

RUB—Russian Ruble

SEK—Swedish Krona

SGD—Singapore Dollar

TRY—Turkish Lira

TWD—New Taiwan Dollar

USD—United States Dollar

See notes to financial statements.

12

INTERNATIONAL VALUE PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES

December 31, 2019	AB Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $337,855,913)	$372,588,996	(a)
Affiliated issuers (cost $6,898,932—including investment of cash collateral for securities loaned of $3,845,627)	6,898,932
Cash collateral due from broker	280,000
Foreign currencies, at value (cost $1,333,506)	1,343,253
Unrealized appreciation on forward currency exchange contracts	2,187,825
Unaffiliated dividends receivable	1,243,546
Receivable for capital stock sold	35,705
Receivable for investment securities sold	28,922
Affiliated dividends receivable	4,190

Total assets	384,611,369

LIABILITIES
Payable for collateral received on securities loaned	3,845,627
Unrealized depreciation on forward currency exchange contracts	2,272,158
Advisory fee payable	230,134
Payable for capital stock redeemed	226,615
Payable for investment securities purchased	78,103
Distribution fee payable	65,895
Administrative fee payable	21,886
Transfer Agent fee payable	132
Accrued expenses and other liabilities	247,162

Total liabilities	6,987,712

NET ASSETS	$377,623,657

COMPOSITION OF NET ASSETS
Capital stock, at par	$26,482
Additional paid-in capital	367,968,424
Distributable earnings	9,628,751

	$377,623,657

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$54,042,441	3,761,984	$14.37

B	$323,581,216	22,720,397	$14.24

(a)	Includes securities on loan with a value of $7,089,072 (see Note E).

See notes to financial statements.

13

INTERNATIONAL VALUE PORTFOLIO
STATEMENT OF OPERATIONS

Year Ended December 31, 2019	AB Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $1,281,627)	$11,010,043
Affiliated issuers	207,319
Securities lending income	8,498

11,225,860

EXPENSES
Advisory fee (see Note B)	2,819,506
Distribution fee—Class B	802,310
Transfer agency—Class A	974
Transfer agency—Class B	5,712
Custodian	177,474
Printing	137,736
Administrative	79,692
Audit and tax	64,450
Legal	47,471
Directors’ fees	22,925
Miscellaneous	21,991

Total expenses	4,180,241
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(7,022)

Net expenses	4,173,219

Net investment income	7,052,641

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized loss on:
Investment transactions	(23,567,827)
Forward currency exchange contracts	(2,331,047)
Foreign currency transactions	(122,804)
Net change in unrealized appreciation/depreciation of:
Investments	76,133,659
Forward currency exchange contracts	1,239,568
Foreign currency denominated assets and liabilities	18,541

Net gain on investment and foreign currency transactions	51,370,090

NET INCREASE IN NET ASSETS FROM OPERATIONS	$58,422,731

See notes to financial statements.

14

INTERNATIONAL VALUE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	AB Variable Products Series Fund

	Year Ended December 31, 2019	Year Ended December 31, 2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$7,052,641	$6,877,447
Net realized gain (loss) on investment and foreign currency transactions	(26,021,678)	6,436,057
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	77,391,768	(122,451,058)

Net increase (decrease) in net assets from operations	58,422,731	(109,137,554)
Distributions to Shareholders
Class A	(479,446)	(1,075,905)
Class B	(2,522,410)	(4,249,239)
CAPITAL STOCK TRANSACTIONS
Net decrease	(44,607,256)	(4,626,158)

Total increase (decrease)	10,813,619	(119,088,856)
NET ASSETS
Beginning of period	366,810,038	485,898,894

End of period	$377,623,657	$366,810,038

See notes to financial statements.

15

INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

December 31, 2019	AB Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AB International Value Portfolio (the “Portfolio”) is a series of AB Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers eleven separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The

16

AB Variable Products Series Fund

earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2019:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks:
Financials	$–0	–	$67,104,194		$–0	–	$67,104,194
Industrials	8,010,155		40,923,556		–0	–	48,933,711
Consumer Staples	8,366,707		34,808,067		–0	–	43,174,774
Information Technology	8,008,467		30,470,870		–0	–	38,479,337
Energy	–0	–	37,337,405		–0	–	37,337,405
Materials	2,686,942		34,065,661		–0	–	36,752,603
Consumer Discretionary	14,255,908		18,996,727		–0	–	33,252,635
Health Care	–0	–	30,986,365		–0	–	30,986,365
Utilities	–0	–	18,293,317		–0	–	18,293,317
Communication Services	–0	–	12,573,351		–0	–	12,573,351
Real Estate	–0	–	5,453,284		–0	–	5,453,284
Rights	248,020		–0	–	–0	–	248,020
Short-Term Investments	3,053,305		–0	–	–0	–	3,053,305
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	3,845,627		–0	–	–0	–	3,845,627

Total Investments in Securities	48,475,131		331,012,797	(a)	–0	–	379,487,928

17

INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

	Level 1		Level 2	Level 3		Total
Other Financial Instruments(b):
Assets:
Forward Currency Exchange Contracts	$–0	–	$2,187,825	$–0	–	$2,187,825
Liabilities:
Forward Currency Exchange Contracts	–0	–	(2,272,158)	–0	–	(2,272,158)

Total	$48,475,131		$330,928,464	$–0	–	$379,403,595

(a)	A significant portion of the Portfolio’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

(b)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

18

AB Variable Products Series Fund

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis (the “Expense Caps”) to 1.20% and 1.45% of daily average net assets for Class A and Class B shares, respectively. For the year ended December 31, 2019, there were no expenses waived by the Adviser.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2019, the reimbursement for such services amounted to $79,692.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,491 for the year ended December 31, 2019.

The Portfolio may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of ..10%) until August 31, 2020. In connection with the investment by the Portfolio in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Portfolio in an amount equal to the Portfolio’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. For the year ended December 31, 2019, such waiver amounted to $4,402.

A summary of the Portfolio’s transactions in AB mutual funds for the year ended December 31, 2019 is as follows:

Fund	Market Value 12/31/18 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 12/31/19 (000)	Dividend Income (000)
Government Money Market Portfolio	$4,030	$103,833	$104,810	$3,053	$94
Government Money Market Portfolio*	5,149	126,133	127,436	3,846	113

Total				$6,899	$207

*	Investments of cash collateral for securities lending transactions (see Note E).

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, a worldwide leader in life, property and casualty and health insurance and asset management, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (now named Equitable Holdings, Inc.)(“Equitable”), through an initial public offering. Equitable is the holding company for a diverse group of financial services companies, including an approximately 65.3% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings, most recently during the fourth quarter of 2019. As a result, AXA currently owns 10.1% of the outstanding shares of common stock of Equitable, and no longer owns a controlling interest in Equitable. AXA previously announced its intention to sell its entire interest in Equitable over time, subject to market conditions and other factors (the “Plan”). Most of AXA’s remaining Equitable shares are to be delivered on redemption of AXA bonds mandatorily exchangeable into Equitable shares and maturing in May 2021. AXA retains sole discretion to determine the timing of any future sales of its remaining shares of Equitable common stock.

The latest transaction under the Plan, which occurred on November 13, 2019, resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and was deemed an “assignment” causing a termination of the Portfolio’s investment advisory agreement. In order to ensure that investment advisory services

19

INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

could continue uninterrupted in the event of a Change of Control Event, the Board previously approved a new investment advisory agreement with the Adviser, and shareholders of the Portfolio subsequently approved the new investment advisory agreement. This agreement became effective on November 13, 2019.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2019 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$161,160,993		$200,683,632
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$347,064,197

Gross unrealized appreciation	$59,485,869
Gross unrealized depreciation	(27,090,794)

Net unrealized appreciation	$32,395,075

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal type of derivative utilized by the Portfolio, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized

20

AB Variable Products Series Fund

appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended December 31, 2019, the Portfolio held forward currency exchange contracts for hedging and non-hedging purposes.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s OTC counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the year ended December 31, 2019, the Portfolio had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	$2,187,825	Unrealized depreciation on forward currency exchange contracts	$2,272,158

Total		$2,187,825		$2,272,158

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	$(2,331,047)	$1,239,568

Total		$(2,331,047)	$1,239,568

The following table represents the average monthly volume of the Portfolio’s derivative transactions during the year ended December 31, 2019:

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$131,563,363
Average principal amount of sale contracts	$132,440,702

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

21

INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Portfolio as of December 31, 2019. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*		Security Collateral Received*		Net Amount of Derivative Assets
Bank of America, NA	$206,755	$(52,078)	$–0	–	$–0	–	$154,677
Barclays Bank PLC	488,637	(488,637)	–0	–	–0	–	–0	–
Citibank, NA	303,894	(34,954)	–0	–	–0	–	268,940
Credit Suisse International	68,179	(68,179)	–0	–	–0	–	–0	–
Goldman Sachs Bank USA	162,730	(162,730)	–0	–	–0	–	–0	–
JPMorgan Chase Bank, NA	485,077	(206,882)	–0	–	–0	–	278,195
Morgan Stanley & Co., Inc.	155,887	(115,208)	–0	–	–0	–	40,679
Natwest Markets PLC	178,607	(72,196)	–0	–	–0	–	106,411
Standard Chartered Bank	10,232	(10,232)	–0	–	–0	–	–0	–
State Street Bank & Trust Co.	117,557	(97,044)	–0	–	–0	–	20,513
UBS AG	10,270	(10,270)	–0	–	–0	–	–0	–

Total	$2,187,825	$(1,318,410)	$–0	–	$–0	–	$869,415	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*	Security Collateral Pledged*	Net Amount of Derivative Liabilities
Bank of America, NA	$52,078	$(52,078)	$–0	–	$–0	–	$–0	–
Barclays Bank PLC	858,165	(488,637)	(280,000)	–0	–	89,528
BNP Paribas SA	186,919	–0	–	–0	–	–0	–	186,919
Citibank, NA	34,954	(34,954)	–0	–	–0	–	–0	–
Credit Suisse International	359,216	(68,179)	–0	–	–0	–	291,037
Goldman Sachs Bank USA	208,530	(162,730)	–0	–	–0	–	45,800
JPMorgan Chase Bank, NA	206,882	(206,882)	–0	–	–0	–	–0	–
Morgan Stanley & Co., Inc.	115,208	(115,208)	–0	–	–0	–	–0	–
Natwest Markets PLC	72,196	(72,196)	–0	–	–0	–	–0	–
Societe Generale	33,009	–0	–	–0	–	–0	–	33,009
Standard Chartered Bank	37,007	(10,232)	–0	–	–0	–	26,775
State Street Bank & Trust Co.	97,044	(97,044)	–0	–	–0	–	–0	–
UBS AG	10,950	(10,270)	–0	–	–0	–	680

Total	$2,272,158	$(1,318,410)	$(280,000)	$–0	–	$673,748	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

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AB Variable Products Series Fund

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Portfolio cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Portfolio receives non-cash collateral, the Portfolio will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Portfolio earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Portfolio in Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Portfolio’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

A summary of the Portfolio’s transactions surrounding securities lending for the year ended December 31, 2019 is as follows:

				Government Money Market Portfolio
Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*	Income from Borrowers	Income Earned	Advisory Fee Waived
$7,089,072	$3,845,627	$3,656,605	$8,498	$112,579	$2,620

*	As of December 31, 2019.

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018
Class A
Shares sold	269,460	1,917,576	$3,601,306	$30,564,317
Shares issued in reinvestment of dividends	34,173	76,053	479,446	1,075,905
Shares redeemed	(1,163,389)	(624,835)	(15,571,410)	(9,705,915)

Net increase (decrease)	(859,756)	1,368,794	$(11,490,658)	$21,934,307

Class B
Shares sold	1,317,796	2,042,981	$17,290,885	$30,014,125
Shares issued in reinvestment of dividends	181,338	304,899	2,522,410	4,249,239
Shares redeemed	(3,961,184)	(3,972,067)	(52,929,893)	(60,823,829)

Net decrease	(2,462,050)	(1,624,187)	$(33,116,598)	$(26,560,465)

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INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

At December 31, 2019, certain shareholders of the Portfolio owned 51% in aggregate of the Portfolio’s outstanding shares. Significant transactions by such shareholders, if any, may impact the Portfolio’s performance.

NOTE G: Risks Involved in Investing in the Portfolio

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade or dispose of due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Leverage Risk—When the Portfolio borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Portfolio, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Portfolio than if the Portfolio were not leveraged, but may also adversely affect returns, particularly if the market is declining.

LIBOR Risk—The Portfolio may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority, which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR remains unclear. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Portfolio’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Portfolio’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2019.

24

AB Variable Products Series Fund

NOTE I: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2019 and December 31, 2018 were as follows:

	2019	2018
Distributions paid from:
Ordinary income	$3,001,856	$5,325,144

Total taxable distributions paid	$3,001,856	$5,325,144

As of December 31, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$3,055,604
Accumulated capital and other losses	(25,817,258	)(a)
Unrealized appreciation/(depreciation)	32,390,405	(b)

Total accumulated earnings/(deficit)	$9,628,751

(a)	As of December 31, 2019, the Portfolio had a net capital loss carryforward of $25,817,258.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of passive foreign investment companies (PFICs), and the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2019, the Portfolio had a net short-term capital loss carryforward of $2,480,617 and a net long-term capital loss carryforward of $23,336,641, which may be carried forward for an indefinite period.

During the current fiscal year, there were no permanent differences that resulted in adjustments to distributable earnings or additional paid-in capital.

NOTE J: Recent Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement which removes, modifies and adds disclosures to Topic 820. The amendments in this ASU 2018-13 (“ASU”) apply to all entities that are required, under existing U.S. GAAP, to make disclosures about recurring or nonrecurring fair value measurements. The amendments in this ASU are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated the impact of the amendments and elected to early adopt the ASU. The adoption of this ASU did not have a material impact on the disclosure and presentation of the financial statements of the Portfolio.

NOTE K: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

25

INTERNATIONAL VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Year Ended December 31,
	2019		2018		2017		2016		2015
Net asset value, beginning of period	$12.38		$16.30		$13.28		$13.52		$13.53

Income From Investment Operations
Net investment income (a)	.28	(b)	.25	(b)	.31	(b)	.30	(b)†	.30
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.84		(3.94)		3.06		(.37)		.05

Net increase (decrease) in net asset value from operations	2.12		(3.69)		3.37		(.07)		.35

Less: Dividends
Dividends from net investment income	(.13)		(.23)		(.35)		(.17)		(.36)

Net asset value, end of period	$14.37		$12.38		$16.30		$13.28		$13.52

Total Return
Total investment return based on net asset value (c)*	17.14%		(22.79)%		25.42%		(.50	)%†	2.59%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$54,042		$57,234		$53,014		$47,385		$48,665
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.90%		.86%		.85%		.86%		.85%
Expenses, before waivers/reimbursements	.90%		.87%		.86%		.86%		.85%
Net investment income	2.10	%(b)	1.65	%(b)	2.05	%(b)	2.27	%(b)†	2.09%
Portfolio turnover rate	44%		42%		45%		64%		74%

See footnote summary on page 27.

26

AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Year Ended December 31,
	2019		2018		2017		2016		2015
Net asset value, beginning of period	$12.29		$16.15		$13.16		$13.41		$13.41

Income From Investment Operations
Net investment income (a)	.24	(b)	.23	(b)	.27	(b)	.27	(b)†	.26
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.82		(3.92)		3.02		(.38)		.06

Net increase (decrease) in net asset value from operations	2.06		(3.69)		3.29		(.11)		.32

Less: Dividends
Dividends from net investment income	(.11)		(.17)		(.30)		(.14)		(.32)

Net asset value, end of period	$14.24		$12.29		$16.15		$13.16		$13.41

Total Return
Total investment return based on net asset value (c)*	16.79%		(22.98)%		25.09%		(.80	)%†	2.40%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$323,582		$309,576		$432,885		$460,086		$550,746
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.15%		1.11%		1.10%		1.11%		1.10%
Expenses, before waivers/reimbursements	1.15%		1.11%		1.11%		1.11%		1.10%
Net investment income	1.84	%(b)	1.50	%(b)	1.83	%(b)	2.04	%(b)†	1.85%
Portfolio turnover rate	44%		42%		45%		64%		74%

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

†	For the year ended December 31, 2016, the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$.002	.01%	.01%

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended December 31, 2019, December 31, 2017 and December 31, 2016 by .18%, .01% and .07%, respectively.

See notes to financial statements.

27

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM	AB Variable Products Series Fund

To the Shareholders and the Board of Directors of AB International Value Portfolio:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB International Value Portfolio (the “Portfolio”) (one of the portfolios constituting AB Variable Products Series Fund, Inc. (the “Fund”)), including the portfolio of investments, as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting AB Variable Products Series Fund, Inc.) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

February 14, 2020

28

2019 TAX INFORMATION (unaudited)	AB Variable Products Series Fund

For Federal income tax purposes, the following information is furnished with respect to the earnings of the Portfolio for the taxable year ended December 31, 2019.

The Portfolio intends to make an election to pass through foreign taxes to its shareholders. For the taxable year ended December 31, 2019, $985,420 of foreign taxes may be passed through and the associated foreign source income for information reporting purposes is $7,523,262.

29

INTERNATIONAL VALUE PORTFOLIO	AB Variable Products Series Fund

BOARD OF DIRECTORS
Marshall C. Turner, Jr.(1), Chairman	Robert M. Keith, President and Chief Executive Officer
Jorge A. Bermudez^	Carol C. McMullen(1)
Michael J. Downey(1)	Garry L. Moody(1)
Nancy P. Jacklin(1)	Earl D. Weiner(1)

OFFICERS
Tawhid Ali(2), Vice President Avi Lavi(2), Vice President Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Analyst	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

CUSTODIAN AND ACCOUNTING AGENT State Street Bank and Trust Company State Street Corporation CCB/5 1 Iron Street Boston, MA 02210	LEGAL COUNSEL Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

DISTRIBUTOR AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105	TRANSFER AGENT AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-Free (800) 221-5672

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Portfolio’s portfolio are made by the Adviser’s International Value Senior Investment Management Team. Messrs. Ali and Lavi are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

^	Mr. Bermudez will be a member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee when he joins the Board on January 1, 2020.

30

INTERNATIONAL VALUE PORTFOLIO

MANAGEMENT OF THE FUND	AB Variable Products Series Fund

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Robert M. Keith,# 1345 Avenue of the Americas New York, NY 10105 59 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business with which he had been associated since prior to 2004.	91	None

INDEPENDENT DIRECTORS

Marshall C. Turner, Jr.,## Chairman of the Board 78 (2005)	Private Investor since prior to 2015. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership, and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	91	Xilinx, Inc. (programmable logic semi-conductors) since 2007

Jorge A. Bermudez,^ 68 (2020)	Private investor since prior to 2015. Former Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008, Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007, and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016. He has served as director or trustee of the AB Funds since 2020.	91	Moody’s Corporation since April 2011

31

INTERNATIONAL VALUE PORTFOLIO
MANAGEMENT OF THE FUND

(continued)	AB Variable Products Series Fund

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Michael J. Downey,## 76 (2005)	Private Investor since prior to 2015. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2015 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	91	None

Nancy P. Jacklin,## 71 (2006)	Private Investor since prior to 2015. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008–2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002–May 2006); Partner, Clifford Chance (1992–2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985–1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982–1985); and Attorney Advisor, U.S. Department of the Treasury (1973–1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	91	None

Carol C. McMullen,## 64 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and member of the Advisory Board of Butcher Box (since 2018). Formerly, member, Partners Healthcare Investment Committee (2010–2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	91	None

32

AB Variable Products Series Fund

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Garry L. Moody,## 67 (2008)	Formerly, Partner, Deloitte & Touche LLP (1995–2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993–1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975–1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He is also a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council Governing Council. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	91	None

Earl D. Weiner,## 80 (2007)	Senior Counsel since 2017, Of Counsel from 2007 to 2016, and Partner prior to then, of the law firm Sullivan & Cromwell LLP. He is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	91	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

^	Mr. Bermudez will be a member of the Audit Committee, the Governance, and Nominating Committee, and the Independent Directors Committee when he joins the Board on January 1, 2020.

33

INTERNATIONAL VALUE PORTFOLIO
MANAGEMENT OF THE FUND

(continued)	AB Variable Products Series Fund

Officer Information

Certain information concerning the Portfolio’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 59	President and Chief Executive Officer	See biography above.

Tawhid Ali 48	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2015. He is also Chief Investment Officer of European Value Equities.

Avi Lavi 53	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2015. He is also Chief Investment Officer of Global and International Value Equities.

Emilie D. Wrapp 64	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2015.

Michael B. Reyes 43	Senior Analyst	Vice President of the Adviser**, with which he has been associated since prior to 2015.

Joseph J. Mantineo 60	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2015.

Phyllis J. Clarke 59	Controller	Vice President of ABIS**, with which she has been associated since prior to 2015.

Vincent S. Noto 55	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since prior to 2015.

*	The address for each of the Portfolio Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or the Adviser at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

34

INTERNATIONAL VALUE PORTFOLIO

CONTINUANCE DISCLOSURE	AB Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AB Variable Products Series Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB International Value Portfolio (the “Fund”) at a meeting held on May 7-9, 2019 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2017 and 2018 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with

35

INTERNATIONAL VALUE PORTFOLIO
CONTINUANCE DISCLOSURE

(continued)	AB Variable Products Series Fund

the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the underlying fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Fund’s Class B shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2019 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review and their discussion with the Adviser of the reasons for the Fund’s underperformance in the periods reviewed, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients pursuing an investment strategy similar to the Fund’s. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds pursuing an investment strategy similar to the Fund’s, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors previously discussed these matters with an independent fee consultant. The directors also compared the advisory fee rate for the Fund with those for two other funds advised by the Adviser with a similar investment strategy.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more

36

AB Variable Products Series Fund

established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the Adviser’s expense cap for the Fund (although the directors noted that the Fund’s expense ratio was currently below the Adviser’s expense cap). The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s expense ratio was above the peer group median. After reviewing and discussing the Adviser’s explanations of the reasons for this, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also previously discussed economies of scale with an independent fee consultant. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

37

VPS-IV-0151-1219

DEC    12.31.19

ANNUAL REPORT

AB VARIABLE PRODUCTS

SERIES FUND, INC.

+	LARGE CAP GROWTH PORTFOLIO

Beginning on May 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Portfolio’s shareholder reports from the insurance company that offers your contract unless you specifically request paper copies from the insurance company or from your financial intermediary. Instead of delivering paper copies of the reports, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company or your financial intermediary electronically by following the instructions provided by the insurance company or by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company or by contacting your financial intermediary. Your election to receive reports in paper will apply to all portfolio companies available under your contract with the insurance company.

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

LARGE CAP GROWTH PORTFOLIO	AB Variable Products Series Fund

LETTER TO INVESTORS

February 14, 2020

The following is an update of AB Variable Products Series Fund—Large Cap Growth Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2019.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is long-term growth of capital. The Portfolio invests primarily in equity securities of a limited number of large, carefully selected, high-quality US companies. The Portfolio invests primarily in the domestic equity securities of companies selected by the Adviser for their growth potential within various market sectors. The Portfolio emphasizes investments in large, seasoned companies. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in common stocks of large-capitalization companies.

The Adviser expects that normally the Portfolio’s portfolio will tend to emphasize investments in securities issued by US companies, although it may invest in foreign securities. The Adviser’s research focus is on companies with high sustainable growth prospects, high or improving return on invested capital, transparent business models, and strong and lasting competitive advantages.

The Portfolio may, at times, invest in shares of exchange-traded funds (“ETFs”) in lieu of making direct investments in securities. ETFs may provide more efficient and economical exposure to the types of companies and geographic locations in which the Portfolio seeks to invest than direct investments.

The Portfolio may enter into derivatives transactions, such as options, futures contracts, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio’s portfolio from a decline in value, sometimes within certain ranges.

INVESTMENT RESULTS

The table on page 3 shows the Portfolio’s performance compared to its benchmark, the Russell 1000 Growth Index, in addition to the broad market as measured by the Standard & Poor’s (“S&P”) 500 Index, for the one-, five- and 10-year periods ended December 31, 2019.

All share classes of the Portfolio underperformed the primary benchmark and outperformed the S&P 500 Index for the annual period. Sector selection detracted, relative to the primary benchmark, led by an underweight to the technology sector and an overweight to health care. Underweights to industrials and energy offset losses somewhat. Stock selection in health care was positive and offset losses in technology.

The Portfolio did not utilize derivatives during the annual period.

MARKET REVIEW AND INVESTMENT STRATEGY

Global equities recorded strong double-digit returns, while emerging markets also rallied during the annual period ended December 31, 2019. After declining sharply at the end of 2018, equity markets rebounded dramatically in January as strong corporate earnings and optimism about a trade truce between the US and China calmed investors. Trade-war tensions resurfaced, however, and emerging geopolitical pressures drove market volatility. Tariff wars, restrictive monetary policy and a decline in industrial production stoked recessionary fears throughout the global economy. In response, the world’s central banks implemented accommodative monetary policies to help support capital markets. Late in the third quarter, equity market performance was accompanied by a sharp style rotation in the US. Quality-growth and lower-volatility stocks, which had been strong performers, lagged and value stocks outperformed. However, for the most part, growth stocks continued to outperform value over the entire period. From a market-capitalization perspective, large-cap stocks outperformed their small-cap peers. In December, equity markets rallied on news that the US and China had agreed to a preliminary phase-one trade deal due to be signed in January 2020.

The Portfolio’s Senior Investment Management Team (the “Team”) follows a bottom-up stock picking methodology that seeks to identify companies that meet its investment criteria of healthy balance sheets, competitive advantages, strong cash-flow generation, transparent business models and sustainable growth. The Portfolio is conservatively positioned amid the current uncertainty in the global macro environment. The Team remains laser-focused in identifying companies that generate high return on assets with high reinvestment rate opportunities.

1

LARGE CAP GROWTH PORTFOLIO

DISCLOSURES AND RISKS	AB Variable Products Series Fund

Benchmark Disclosure

The Russell 1000® Growth Index and the S&P 500® Index are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 1000 Growth Index represents the performance of large-cap growth companies within the US. The S&P 500 Index includes 500 US stocks and is a common representation of the performance of the overall US stock market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Market Risk: The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as the Portfolio’s growth approach, may underperform the market generally.

Focused Portfolio Risk: Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio’s net asset value (“NAV”).

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade or dispose of due to adverse market, economic, political, regulatory or other factors.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Portfolio. Derivatives may also be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Variable Products prospectus. As with all investments, you may lose money by investing in the Portfolio.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your financial advisor or insurance agent representative at your financial institution to obtain portfolio performance information current to the most recent month end.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For additional copies of the Portfolio’s prospectus or summary prospectus, which contains this and other information, call your financial advisor or (800) 227 4618. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Performance assumes reinvestment of distributions and does not account for taxes.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

2

LARGE CAP GROWTH PORTFOLIO

HISTORICAL PERFORMANCE	AB Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARKS	Net Asset Value Returns
PERIODS ENDED DECEMBER 31, 2019 (unaudited)	1 Year	5 Years[1]	10 Years[1]

Large Cap Growth Portfolio Class A2	34.70%	15.77%	15.01%

Large Cap Growth Portfolio Class B2	34.37%	15.48%	14.73%

Primary Benchmark: Russell 1000 Growth Index	36.39%	14.63%	15.22%

S&P 500 Index	31.49%	11.70%	13.56%
1 Average annual returns.

2   Includes the impact of proceeds received and credited to the Portfolio resulting from class-action settlements, which enhanced the performance of all share classes of the Portfolio for the annual period ended December 31, 2019 by 0.04%.

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.68% and 0.93% for Class A and Class B shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

GROWTH OF A $10,000 INVESTMENT

12/31/2009 TO 12/31/2019 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in Large Cap Growth Portfolio Class A shares (from 12/31/2009 to 12/31/2019) as compared to the performance of the Portfolio’s benchmarks. The chart assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on page 2.

3

LARGE CAP GROWTH PORTFOLIO

EXPENSE EXAMPLE (unaudited)	AB Variable Products Series Fund

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$1,111.00	$3.56	0.67%	$3.62	0.68%
Hypothetical (5% annual return before expenses)	$1,000	$1,021.83	$3.41	0.67%	$3.47	0.68%

Class B
Actual	$1,000	$1,109.50	$4.89	0.92%	$4.94	0.93%
Hypothetical (5% annual return before expenses)	$1,000	$1,020.57	$4.69	0.92%	$4.74	0.93%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

+	In connection with the Portfolio’s investments in affiliated/unaffiliated underlying portfolios, the Portfolio incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Portfolio in an amount equal to the Portfolio’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Portfolio’s total expenses are equal to the classes’ annualized expense ratio plus the Portfolio’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

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LARGE CAP GROWTH PORTFOLIO
TEN LARGEST HOLDINGS[1]

December 31, 2019 (unaudited)	AB Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Alphabet, Inc.—Class C	$43,311,426	7.4%
Microsoft Corp.	40,513,446	6.9
UnitedHealth Group, Inc.	31,905,355	5.4
Facebook, Inc.—Class A	30,216,084	5.2
Visa, Inc.—Class A	28,693,457	4.9
Zoetis, Inc.	22,451,590	3.8
Monster Beverage Corp.	21,962,626	3.7
Vertex Pharmaceuticals, Inc.	21,350,690	3.6
Intuitive Surgical, Inc.	18,676,202	3.2
Nike, Inc.—Class B	17,579,919	3.0

	$276,660,795	47.1%

SECTOR BREAKDOWN2

December 31, 2019 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Health Care	$146,053,678	24.9%
Information Technology	140,378,904	23.9
Communication Services	85,476,386	14.5
Consumer Discretionary	78,112,725	13.3
Consumer Staples	37,805,872	6.4
Industrials	35,989,292	6.1
Materials	11,693,558	2.0
Financials	2,905,252	0.5
Short-Term Investments	49,147,041	8.4

Total Investments	$587,562,708	100.0%

1	Long-term investments.

2	The Portfolio’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

5

LARGE CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS

December 31, 2019	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–91.7%
HEALTH CARE–24.9%
BIOTECHNOLOGY–5.5%
Regeneron Pharmaceuticals, Inc.(a)	29,154	$10,946,744
Vertex Pharmaceuticals, Inc.(a)	97,514	21,350,690

		32,297,434

HEALTH CARE EQUIPMENT & SUPPLIES–7.7%
ABIOMED, Inc.(a)	17,660	3,012,619
Align Technology, Inc.(a)	17,200	4,799,488
Edwards Lifesciences Corp.(a)	49,747	11,605,478
Intuitive Surgical, Inc.(a)	31,593	18,676,202
Stryker Corp.	33,004	6,928,860

		45,022,647

HEALTH CARE PROVIDERS & SERVICES–5.4%
UnitedHealth Group, Inc.	108,529	31,905,355

HEALTH CARE TECHNOLOGY–0.2%
Veeva Systems, Inc.–Class A(a)	6,816	958,739

LIFE SCIENCES TOOLS & SERVICES–2.3%
Illumina, Inc.(a)	33,620	11,153,099
Mettler-Toledo International, Inc.(a)	2,855	2,264,814

		13,417,913

PHARMACEUTICALS–3.8%
Zoetis, Inc.	169,638	22,451,589

		146,053,677

INFORMATION TECHNOLOGY–23.9%
COMMUNICATIONS EQUIPMENT–0.9%
Arista Networks, Inc.(a)	25,913	5,270,704

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–1.1%
Amphenol Corp.–Class A	20,946	2,266,985
Cognex Corp.	39,022	2,186,793
IPG Photonics Corp.(a)(b)	13,889	2,012,794

		6,466,572

IT SERVICES–8.1%
Euronet Worldwide, Inc.(a)	11,849	1,866,929
PayPal Holdings, Inc.(a)	156,542	16,933,148
Visa, Inc.–Class A(b)	152,706	28,693,457

		47,493,534

Company	Shares	U.S. $ Value

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–2.9%
ASML Holding NV ADR(b)	7,580	$2,243,225
QUALCOMM, Inc.	46,330	4,087,696
Texas Instruments, Inc.	21,070	2,703,070
Xilinx, Inc.	82,090	8,025,940

		17,059,931

SOFTWARE–10.1%
Adobe, Inc.(a)	31,520	10,395,611
ANSYS, Inc.(a)	1,159	298,338
Aspen Technology, Inc.(a)	2,570	310,790
Microsoft Corp.	256,902	40,513,446
Paycom Software, Inc.(a)	10,009	2,649,983
Slack Technologies, Inc.–Class A(a)(b)	108,862	2,447,218
Tyler Technologies, Inc.(a)	8,570	2,571,171

		59,186,557

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS–0.8%
Apple, Inc.	16,692	4,901,606

		140,378,904

COMMUNICATION SERVICES–14.6%
ENTERTAINMENT–2.1%
Electronic Arts, Inc.(a)	111,142	11,948,876

INTERACTIVE MEDIA & SERVICES–12.5%
Alphabet, Inc.–Class C(a)	32,394	43,311,426
Facebook, Inc.–Class A(a)	147,216	30,216,084

		73,527,510

		85,476,386

CONSUMER DISCRETIONARY–13.3%
DIVERSIFIED CONSUMER SERVICES–0.3%
Bright Horizons Family Solutions, Inc.(a)	9,700	1,457,813

HOTELS, RESTAURANTS & LEISURE–0.4%
Domino’s Pizza, Inc.	7,680	2,256,230

INTERNET & DIRECT MARKETING RETAIL–2.0%
Booking Holdings, Inc.(a)	5,677	11,659,025
Etsy, Inc.(a)	7,098	314,442

		11,973,467

SPECIALTY RETAIL–7.6%
Burlington Stores, Inc.(a)	41,087	9,369,069
Five Below, Inc.(a)	32,305	4,130,517
Home Depot, Inc. (The)	75,600	16,509,528

6

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

TJX Cos., Inc. (The)	130,938	$7,995,074
Ulta Salon Cosmetics & Fragrance, Inc.(a)	27,025	6,841,109

		44,845,297

TEXTILES, APPAREL & LUXURY GOODS–3.0%
NIKE, Inc.–Class B	173,526	17,579,919

		78,112,726

CONSUMER STAPLES–6.4%
BEVERAGES–4.1%
Constellation Brands, Inc.–Class A	11,150	2,115,712
Monster Beverage Corp.(a)	345,596	21,962,626

		24,078,338

FOOD & STAPLES RETAILING–2.3%
Costco Wholesale Corp.	46,705	13,727,534

		37,805,872

INDUSTRIALS–6.1%
BUILDING PRODUCTS–1.9%
Allegion PLC(b)	75,449	9,396,418
AO Smith Corp.	41,445	1,974,440

		11,370,858

COMMERCIAL SERVICES & SUPPLIES–1.2%
Copart, Inc.(a)	77,768	7,072,222

ELECTRICAL EQUIPMENT–0.7%
AMETEK, Inc.	43,560	4,344,675

INDUSTRIAL CONGLOMERATES–1.7%
Roper Technologies, Inc.	27,744	9,827,757

MACHINERY–0.6%
IDEX Corp.	19,615	3,373,780

		35,989,292

MATERIALS–2.0%
CHEMICALS–2.0%
Sherwin-Williams Co. (The)	20,039	11,693,558

FINANCIALS–0.5%
CAPITAL MARKETS–0.5%
S&P Global, Inc.	10,640	2,905,252

Total Common Stocks (cost $323,020,069)		538,415,667

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS–8.4%
INVESTMENT COMPANIES–8.4%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 1.53%(c)(d)(e) (cost $49,147,041)	49,147,041	$49,147,041

TOTAL INVESTMENTS BEFORE SECURITY LENDING COLLATERAL FOR SECURITIES LOANED–100.1% (cost $372,167,110)		587,562,708

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED–0.4%
INVESTMENT COMPANIES–0.4%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 1.53%(c)(d)(e) (cost $2,476,611)	2,476,611	2,476,611

TOTAL INVESTMENTS–100.5% (cost $374,643,721)		590,039,319
Other assets less liabilities–(0.5)%		(3,117,757)

NET ASSETS–100.0%		$586,921,562

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Affiliated investments.

(d)	The rate shown represents the 7-day yield as of period end.

(e)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Glossary:

ADR—American Depositary Receipt

See notes to financial statements.

7

LARGE CAP GROWTH PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES

December 31, 2019	AB Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $323,020,069)	$538,415,667	(a)
Affiliated issuers (cost $51,623,652—including investment of cash collateral for securities loaned of $2,476,611)	51,623,652
Unaffiliated dividends receivable	70,660
Affiliated dividends receivable	61,200
Receivable for capital stock sold	30,568

Total assets	590,201,747

LIABILITIES
Payable for collateral received on securities loaned	2,476,611
Payable for capital stock redeemed	319,904
Advisory fee payable	282,804
Distribution fee payable	65,572
Administrative fee payable	21,941
Transfer Agent fee payable	132
Accrued expenses and other liabilities	113,221

Total liabilities	3,280,185

NET ASSETS	$586,921,562

COMPOSITION OF NET ASSETS
Capital stock, at par	$9,946
Additional paid-in capital	323,071,100
Distributable earnings	263,840,516

	$586,921,562

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$264,234,276	4,313,012	$61.26

B	$322,687,286	5,633,114	$57.28

(a)	Includes securities on loan with a value of $41,535,589 (see Note E).

See notes to financial statements.

8

LARGE CAP GROWTH PORTFOLIO
STATEMENT OF OPERATIONS

Year Ended December 31, 2019	AB Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $4,577)	$3,068,627
Affiliated issuers	877,842
Interest	481
Securities lending income	28,941

3,975,891

EXPENSES
Advisory fee (see Note B)	3,120,010
Distribution fee—Class B	708,349
Transfer agency—Class A	4,217
Transfer agency—Class B	5,055
Custodian	115,887
Administrative	80,245
Printing	61,472
Legal	60,932
Audit and tax	42,633
Directors’ fees	22,925
Miscellaneous	21,861

Total expenses	4,243,586
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(41,109)

Net expenses	4,202,477

Net investment loss	(226,586)

REALIZED AND UNREALIZED GAIN ON INVESTMENT TRANSACTIONS
Net realized gain on investment transactions	47,852,291
Net change in unrealized appreciation/depreciation of investments	97,257,200

Net gain on investment transactions	145,109,491

NET INCREASE IN NET ASSETS FROM OPERATIONS	$144,882,905

See notes to financial statements.

9

LARGE CAP GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	AB Variable Products Series Fund

	Year Ended December 31,2019	Year Ended December 31,2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment loss	$(226,586)	$(406,254)
Net realized gain on investment transactions	47,852,291	70,143,110
Net change in unrealized appreciation/depreciation of investments	97,257,200	(58,055,525)

Net increase in net assets from operations	144,882,905	11,681,331
Distributions to Shareholders
Class A	(30,469,954)	(23,052,799)
Class B	(39,025,095)	(27,070,582)
CAPITAL STOCK TRANSACTIONS
Net increase	102,607,285	18,042,010

Total increase (decrease)	177,995,141	(20,400,040)
NET ASSETS
Beginning of period	408,926,421	429,326,461

End of period	$586,921,562	$408,926,421

See notes to financial statements.

10

LARGE CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

December 31, 2019	AB Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AB Large Cap Growth Portfolio (the “Portfolio”) is a series of AB Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Portfolio acquired the assets and liabilities of AB Growth Portfolio (the “Acquired Portfolio”) a reorganization that was effective at the close of business April 26, 2019 (the “Reorganization”). The Reorganization was approved by the Fund’s Board of Directors pursuant to a Plan of Acquisition and Liquidation (the “Reorganization Agreement”) (see Note J for additional information). The Fund offers eleven separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but

11

LARGE CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2019:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks(a)	$538,415,667		$–0	–	$–0	–	$538,415,667
Short-Term Investments	49,147,041		–0	–	–0	–	49,147,041
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	2,476,611		–0	–	–0	–	2,476,611

Total Investments in Securities	590,039,319		–0	–	–0	–	590,039,319
Other Financial Instruments(b)	–0	–	–0	–	–0	–	–0	–

Total	$590,039,319		$–0	–	$–0	–	$590,039,319

(a)	See Portfolio of Investments for sector classifications.

(b)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

12

AB Variable Products Series Fund

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .60% of the first $2.5 billion, .50% of the next $2.5 billion and .45% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2019, the reimbursement for such services amounted to $80,245.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,491 for the year ended December 31, 2019.

13

LARGE CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

The Portfolio may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2020. In connection with the investment by the Portfolio in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Portfolio in an amount equal to the Portfolio’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. For the year ended December 31, 2019, such waiver amounted to $41,069.

A summary of the Portfolio’s transactions in AB mutual funds for the year ended December 31, 2019 is as follows:

Fund	Market Value 12/31/18 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 12/31/19 (000)	Dividend Income (000)
Government Money Market Portfolio	$22,378	$106,897	$80,128	$49,147	$878
Government Money Market Portfolio*	0	2,676	199	2,477	0	**

Total				$51,624	$878

*	Investments of cash collateral for securities lending transactions (see Note E).

**	Amount is less than $500.

During the second quarter of 2018, AXA S.A (“AXA”), a French holding company for the AXA group, a worldwide leader in life, property and casualty and health insurance and asset management, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (now named Equitable Holdings, Inc.)(“Equitable”), through an initial public offering. Equitable is the holding company for a diverse group of financial services companies, including an approximately 65.3% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings, most recently during the fourth quarter of 2019. As a result, AXA currently owns 10.1% of the outstanding shares of common stock of Equitable, and no longer owns a controlling interest in Equitable. AXA previously annoyed its intention to sell its entire interest in Equitable over time, subject to market conditions and other factors (the “Plan”). Most of AXA’s remaining Equitable shares are to be delivered on redemption of AXA bonds mandatorily exchangeable into Equitable shares and maturing in May 2021. AXA retains sole discretion to determine the timing of any future sales of its remaining shares of Equitable common stock.

The latest transaction under the Plan, which occurred on November 13, 2019, resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and was deemed an “assignment” causing a termination of the Portfolio’s investment advisory agreement. In order to ensure that investment advisory services could continue uninterrupted in the vent of a Change of Control Event, the Board previously approved a new investment advisory agreement with the Adviser, and shareholders of the Portfolio subsequently approved the new investment advisory agreement. This agreement became effective on November 13, 2019.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

14

AB Variable Products Series Fund

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2019 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$180,809,630		$199,987,207
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$375,425,201

Gross unrealized appreciation	$215,511,182
Gross unrealized depreciation	(897,064)

Net unrealized appreciation	$214,614,118

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Portfolio did not engage in derivatives transactions for the year ended December 31, 2019.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Portfolio cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Portfolio receives non-cash collateral, the Portfolio will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money

15

LARGE CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

Market Portfolio are reflected in the statement of operations. When the Portfolio earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Portfolio in Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Portfolio’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

A summary of the Portfolio’s transactions surrounding securities lending for the year ended December 31, 2019 is as follows:

Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*	Income from Borrowers	Government Money Market Portfolio
				Income Earned	Advisory Fee Waived
$41,535,589	$2,476,611	$39,896,020	$28,941	$398	$40

*	As of December 31, 2019.

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES			AMOUNT
	Year Ended December 31, 2019	Year Ended December 31, 2018		Year Ended December 31, 2019	Year Ended December 31, 2018
Class A
Shares sold	117,089	131,142		$6,984,405	$7,751,764
Shares issued in reinvestment of distributions	544,009	401,687		30,469,955	23,052,799
Shares issued in connection with the Reorganization	574,265	–0	–	35,749,507	–0	–
Shares redeemed	(611,474)	(542,535)		(36,020,088)	(31,574,803)

Net increase (decrease)	623,889	(9,706)		$37,183,779	$(770,240)

Class B
Shares sold	349,243	453,785		$19,217,888	$25,080,408
Shares issued in reinvestment of distributions	744,470	498,629		39,025,094	27,070,582
Share issued in connection with the Reorganization	739,816	–0	–	43,494,004	–0	–
Shares redeemed	(658,326)	(608,637)		(36,313,480)	(33,338,740)

Net increase	1,175,203	343,777		$65,423,506	$18,812,250

At December 31, 2019, certain shareholders of the Portfolio owned 66% in aggregate of the Portfolio’s outstanding shares. Significant transactions by such shareholders, if any, may impact the Portfolio’s performance.

NOTE G: Risks Involved in Investing in the Portfolio

Focused Portfolio Risk—Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio’s net asset value, or NAV.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade or dispose of due to adverse market, economic, political, regulatory or other factors.

16

AB Variable Products Series Fund

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

LIBOR Risk—The Portfolio may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority, which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR remains unclear. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Portfolio’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Portfolio’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2019.

NOTE I: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2019 and December 31, 2018 were as follows:

	2019	2018
Distributions paid from:
Ordinary income	$3,267,073	$581,143
Net long-term capital gains	66,227,976	49,542,238

Total taxable distributions	$69,495,049	$50,123,381

As of December 31, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$2,683,723
Undistributed capital gains	46,542,674
Unrealized appreciation/(depreciation)	214,614,118	(a)

Total accumulated earnings/(deficit)	$263,840,515

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

17

LARGE CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2019, the Portfolio did not have any capital loss carryforwards.

During the current fiscal year, permanent differences primarily due to the tax treatment of the Reorganization described in Note J resulted in a net increase in distributable earnings and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE J: Reorganization

At a meeting held on November 6-8, 2018, the Board of the Fund approved the acquisition of the assets and assumption of the liabilities of the Acquired Portfolio by the Portfolio, each a series of the Fund. The Portfolios have the same investment objective and similar investment strategies. The Reorganization was completed at the close of business April 26, 2019. Pursuant to the Reorganization, the assets and liabilities of the Acquired Portfolio shares were transferred in exchange for the shares of the same class of the Portfolio, in a tax-free exchange as follows:

	Shares outstanding before the Reorganization	Shares outstanding immediately after the Reorganization		Aggregate net assets before the Reorganization		Aggregate net assets immediately after the Reorganization
The Acquired Portfolio	2,572,557	–0	–	$79,243,511	+	$–0	–
The Portfolio	7,930,514	9,244,595		$478,400,346	++	$557,643,857

+	Includes accumulated net investment loss of $277,056, accumulated realized gain on investments of $1,407,147 and unrealized appreciation on investments of $25,722,398, with a fair value of $68,435,317 and identified cost of $42,712,919.

++	Includes accumulated net investment loss of $150,739, accumulated realized gain on investments of $84,360,216 and unrealized appreciation on investments of $159,235,619, with a fair value of $478,656,041 and identified cost of $319,420,422.

Assuming the acquisition of the Acquired Portfolio had been completed on January 1, 2019, the Portfolio’s pro forma results of operations for the year ended December 31, 2019, are as follows:

Net investment loss	$(503,642)
Net realized and unrealized gain on investments	174,866,664

Net increase in net assets resulting from operations	$174,363,022

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Portfolio that have been included in the Portfolio’s Statement of Operations since April 26, 2019.

For financial reporting purposes, assets received and shares issued by the Portfolio were recorded at fair value; however, the cost basis of the investments received from the Acquired Portfolio was carried forward to align ongoing reporting of the Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

NOTE K: Recent Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement which removes, modifies and adds disclosures to Topic 820. The amendments in this ASU 2018-13 (“ASU”) apply to all entities that are required, under existing U.S. GAAP, to make disclosures about recurring or nonrecurring fair value measurements. The amendments in this ASU are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated the impact of the amendments and elected to early adopt the ASU. The adoption of this ASU did not have a material impact on the disclosure and presentation of the financial statements of the Portfolio.

NOTE L: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

18

LARGE CAP GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Year Ended December 31,
2019	2018	2017	2016	2015
Net asset value, beginning of period	$51.75	$56.34	$45.22	$49.50	$48.83

Income From Investment Operations
Net investment income (loss) (a)	.05	(b)	.02	(b)	.02	(b)	(.03	)(b)†	.02
Net realized and unrealized gain on investment transactions	17.18	2.09	14.10	1.44	5.33
Contributions from Affiliates	–0	–	–0	–	–0	–	.00	(c)	–0	–

Net increase in net asset value from operations	17.23	2.11	14.12	1.41	5.35

Less: Distributions
Distributions from net realized gain on investment transactions	(7.72)	(6.70)	(3.00)	(5.69)	(4.68)

Net asset value, end of period	$61.26	$51.75	$56.34	$45.22	$49.50

Total Return
Total investment return based on net asset value (d)•	34.70%	2.58%	31.98%	2.63	%†	11.11%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$264,234	$190,899	$208,392	$178,136	$191,568
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (e)‡	.67%	.68%	.70%	.85%	.82%
Expenses, before waivers/reimbursements (e)‡	.68%	.68%	.70%	.85%	.82%
Net investment income (loss)	.09	%(b)	.04	%(b)	.03	%(b)	(.07	)%(b)†	.04%
Portfolio turnover rate	38%	46%	48%	59%	65%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.01%	.00%	.00%	.00%	.00%

See footnote summary on page 20.

19

LARGE CAP GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS

(continued)	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Year Ended December 31,
2019	2018	2017	2016	2015
Net asset value, beginning of period	$48.91	$53.70	$43.32	$47.77	$47.38

Income From Investment Operations
Net investment loss (a)	(.09	)(b)	(.12	)(b)	(.11	)(b)	(.14	)(b)†	(.10)
Net realized and unrealized gain on investment transactions	16.18	2.03	13.49	1.38	5.17
Contributions from Affiliates	–0	–	–0	–	–0	–	.00	(c)	–0	–

Net increase in net asset value from operations	16.09	1.91	13.38	1.24	5.07

Less: Distributions
Distributions from net realized gain on investment transactions	(7.72)	(6.70)	(3.00)	(5.69)	(4.68)

Net asset value, end of period	$57.28	$48.91	$53.70	$43.32	$47.77

Total Return
Total investment return based on net asset value (d)•	34.37%	2.32%	31.67%	2.36	%†	10.86%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$322,688	$218,027	$220,934	$202,903	$267,171
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (e)‡	.92%	.93%	.95%	1.10%	1.07%
Expenses, before waivers/reimbursements (e)‡	.93%	.93%	.95%	1.10%	1.07%
Net investment loss	(.16	)%(b)	(.21	)%(b)	(.21	)%(b)	(.32	)%(b)†	(.21)%
Portfolio turnover rate	38%	46%	48%	59%	65%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.01%	.00%	.00%	.00%	.00%

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	In connection with the Portfolio’s investments in affiliated underlying portfolios, the Portfolio incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Portfolio in an amount equal to the Portfolio’s pro rata share of certain acquired fund fees and expenses, and for the year ended December 31, 2019, such waiver amounted to .01%.

†	For the year ended December 31, 2016, the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$.005	.01%	.01%

•	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended December 31, 2019, December 31, 2017, December 31, 2016 and December 31, 2015 by .04%, .03%, .01% and .09%, respectively.

See notes to financial statements.

20

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM	AB Variable Products Series Fund

To the Shareholders and the Board of Directors of AB Large Cap Growth Portfolio:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Large Cap Growth Portfolio (the “Portfolio”) (one of the portfolios constituting AB Variable Products Series Fund, Inc. (the “Fund”)), including the portfolio of investments, as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting AB Variable Products Series Fund, Inc.) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

February 14, 2020

21

2019 TAX INFORMATION (unaudited)	AB Variable Products Series Fund

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable year ended December 31, 2019. For corporate shareholders, 81.91% of dividends paid qualify for the dividends received deduction.

22

LARGE CAP GROWTH PORTFOLIO	AB Variable Products Series Fund

BOARD OF DIRECTORS
Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez^ Michael J. Downey(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS
Frank V. Caruso(2), Vice President John H. Fogarty(2), Vice President Vinay Thapar(2), Vice President Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Analyst	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

CUSTODIAN AND ACCOUNTING AGENT State Street Bank and Trust Company State Street Corporation CCB/5 1 Iron Street Boston, MA 02210	LEGAL COUNSEL Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

DISTRIBUTOR AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105	TRANSFER AGENT AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-Free (800) 221-5672

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Portfolio’s portfolio are made by the Adviser’s U.S. Large Cap Growth Investment Team. Messrs. Caruso, Fogarty and Thapar are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

^	Mr. Bermudez will be a member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee when he joins the Board on January 1, 2020.

23

LARGE CAP GROWTH PORTFOLIO

MANAGEMENT OF THE FUND	AB Variable Products Series Fund

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Robert M. Keith,# 1345 Avenue of the Americas New York, NY 10105 59 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business with which he had been associated since prior to 2004.	91	None

INDEPENDENT DIRECTORS

Marshall C. Turner, Jr.,## Chairman of the Board 78 (2005)	Private Investor since prior to 2015. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership, and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	91	Xilinx, Inc. (programmable logic semi-conductors) since 2007

Jorge A. Bermudez,^ 68 (2020)	Private investor since prior to 2015. Former Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008, Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007, and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016. He has served as director or trustee of the AB Funds since 2020.	91	Moody’s Corporation since April 2011

24

AB Variable Products Series Fund

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Michael J. Downey,## 76 (2005)	Private Investor since prior to 2015. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2015 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	91	None

Nancy P. Jacklin,## 71 (2006)	Private Investor since prior to 2015. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	91	None

Carol C. McMullen,## 64 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and member of the Advisory Board of Butcher Box (since 2018). Formerly, member, Partners Healthcare Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	91	None

25

LARGE CAP GROWTH PORTFOLIO
MANAGEMENT OF THE FUND

(continued)	AB Variable Products Series Fund

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Garry L. Moody,## 67 (2008)	Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He is also a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council Governing Council. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	91	None

Earl D. Weiner,## 80 (2007)	Senior Counsel since 2017, Of Counsel from 2007 to 2016, and Partner prior to then, of the law firm Sullivan & Cromwell LLP. He is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	91	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

^	Mr. Bermudez will be a member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee when he joins the Board on January 1, 2020.

26

AB Variable Products Series Fund

Officer Information

Certain information concerning the Portfolio Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 59	President and Chief Executive Officer	See biography above.

Frank V. Caruso 63	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2015. He is also Chief Investment Officer of US Growth Equities.

John H. Fogarty 50	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2015.

Vinay Thapar 41	Vice President	Senior Vice President of the Adviser**, with which he was associated since prior to 2015.

Emilie D. Wrapp 64	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2015.

Michael B. Reyes 43	Senior Analyst	Vice President of the Adviser**, with which he has been associated since prior to 2015.

Joseph J. Mantineo 60	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2015.

Phyllis J. Clarke 59	Controller	Vice President of ABIS**, with which she has been associated since prior to 2015.

Vincent S. Noto 55	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since prior to 2015.

*	The address for each of the Portfolio’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or the Adviser at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

27

LARGE CAP GROWTH PORTFOLIO

CONTINUANCE DISCLOSURE	AB Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AB Variable Products Series Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Large Cap Growth Portfolio (the “Fund”) at a meeting held on May 7-9, 2019 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2017 and 2018 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with

28

AB Variable Products Series Fund

the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the underlying fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Fund’s Class B shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2019 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients pursuing an investment strategy similar to the Fund’s. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds pursuing an investment strategy similar to the Fund’s, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors previously discussed these matters with an independent fee consultant. The directors also compared the advisory fee rate for the Fund with those for two other funds advised by the Adviser with a similar investment strategy.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the

29

LARGE CAP GROWTH PORTFOLIO
CONTINUANCE DISCLOSURE

(continued)	AB Variable Products Series Fund

Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also previously discussed economies of scale with an independent fee consultant. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

30

VPS-LCG-0151-1219

DEC    12.31.19

ANNUAL REPORT

AB VARIABLE PRODUCTS SERIES FUND, INC.

+	SMALL CAP GROWTH PORTFOLIO

Beginning on May 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Portfolio’s shareholder reports from the insurance company that offers your contract unless you specifically request paper copies from the insurance company or from your financial intermediary. Instead of delivering paper copies of the reports, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company or your financial intermediary electronically by following the instructions provided by the insurance company or by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company or by contacting your financial intermediary. Your election to receive reports in paper will apply to all portfolio companies available under your contract with the insurance company.

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

SMALL CAP GROWTH PORTFOLIO	AB Variable Products Series Fund

LETTER TO INVESTORS

February 14, 2020

The following is an update of AB Variable Products Series Fund—Small Cap Growth Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2019.

INVESTMENT OBJECTIVES AND POLICIES

The Portfolio’s investment objective is long-term growth of capital. The Portfolio invests primarily in a diversified portfolio of equity securities with relatively smaller capitalizations as compared to the overall US market. Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities of smaller companies. For these purposes, “smaller companies” are those that, at the time of investment, fall within the lowest 20% of the total US equity market capitalization (excluding, for purposes of this calculation, companies with market capitalizations of less than $10 million). Because the Portfolio’s definition of smaller companies is dynamic, the limits on market capitalization will change with the markets.

The Portfolio may invest in any company and industry and in any type of equity security with potential for capital appreciation. It invests in well-known and established companies and in new and less-seasoned companies. The Portfolio’s investment policies emphasize investments in companies that are demonstrating improving financial results and a favorable earnings outlook. The Portfolio may invest in foreign securities.

The Portfolio invests primarily in equity securities but may also invest in other types of securities, such as preferred stocks. The Portfolio may, at times, invest in shares of exchange-traded funds (“ETFs”) in lieu of making direct investments in securities. ETFs may provide more efficient and economical exposure to the types of companies and geographic locations in which the Portfolio seeks to invest than direct investments. The Portfolio may also invest up to 20% of its total assets in rights or warrants.

The Portfolio may enter into derivatives transactions, such as options, futures contracts, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio’s portfolio from a decline in value, sometimes within certain ranges.

INVESTMENT RESULTS

The table on page 3 shows the Portfolio’s performance compared to its benchmark, the Russell 2000 Growth Index, for the one-, five- and 10-year periods ended December 31, 2019.

All share classes of the Portfolio outperformed the benchmark for the annual period. Security selection drove outperformance, relative to the benchmark, led by selection within the health care and financials sectors. Selection within materials and energy detracted marginally. Sector selection detracted modestly, as the drag from modest cash balances offset gains from an underweight to communication services.

The Portfolio did not utilize derivatives during the annual period.

MARKET REVIEW AND INVESTMENT STRATEGY

US and international stocks recorded strong double-digit returns while emerging markets also rallied during the annual period ended December 31, 2019. After declining sharply at the end of 2018, equity markets rebounded dramatically in January as strong corporate earnings and optimism about a trade truce between the US and China calmed investors. Trade-war tensions resurfaced, however, and emerging geopolitical pressures drove market volatility. Tariff wars, restrictive monetary policy and a decline in industrial production stoked recessionary fears throughout the global economy. In response, the world’s central banks implemented accommodative monetary policies to help support capital markets. Late in the third quarter, equity market performance was accompanied by a sharp style rotation in the US. Quality-growth and lower-volatility stocks, which had been strong performers, lagged and value stocks outperformed. However, for the most part, growth stocks continued to outperform value over the entire period. From a market-capitalization perspective, large-cap stocks outperformed their small-cap peers. In December, equity markets rallied on news that the US and China had agreed to a preliminary phase-one trade deal due to be signed in January 2020.

The Portfolio continues to be built from the bottom up, with an emphasis on companies that can deliver fundamental outperformance. The Portfolio remains overweight in secular growth companies that have unique drivers or company-specific initiatives to support their future earnings growth, regardless of the macro backdrop. At the end of the reporting period, consumer/commercial services reflected the Portfolio’s largest overweight, with financial services the largest underweight.

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SMALL CAP GROWTH PORTFOLIO

DISCLOSURES AND RISKS	AB Variable Products Series Fund

Benchmark Disclosure

The Russell 2000® Growth Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 2000 Growth Index represents the performance of small-cap growth companies within the US. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Market Risk: The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as the Portfolio’s growth approach, may underperform the market generally.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade or dispose of due to adverse market, economic, political, regulatory or other factors.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Portfolio. Derivatives may also be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Variable Products prospectus. As with all investments, you may lose money by investing in the Portfolio.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your financial advisor or insurance agent representative at your financial institution to obtain portfolio performance information current to the most recent month end.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For additional copies of the Portfolio’s prospectus or summary prospectus, which contains this and other information, call your financial advisor or (800) 227 4618. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Performance assumes reinvestment of distributions and does not account for taxes.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

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SMALL CAP GROWTH PORTFOLIO

HISTORICAL PERFORMANCE	AB Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARK	Net Asset Value Returns
PERIODS ENDED DECEMBER 31, 2019 (unaudited)	1 Year	5 Years[1]	10 Years[1]

Small Cap Growth Portfolio Class A	36.40%	13.77%	16.19%

Small Cap Growth Portfolio Class B	36.01%	13.48%	15.90%

Russell 2000 Growth Index	28.48%	9.34%	13.01%
1 Average annual returns.

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.15% and 1.40% for Class A and Class B shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios exclusive of expenses associated with acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Portfolio may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs to 0.90% and 1.15% for Class A and Class B shares, respectively. These waivers/reimbursements may not be terminated before May 1, 2020 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

GROWTH OF A $10,000 INVESTMENT

12/31/2009 to 12/31/2019 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in Small Cap Growth Portfolio Class A shares (from 12/31/2009 to 12/31/2019) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on page 2.

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SMALL CAP GROWTH PORTFOLIO

EXPENSE EXAMPLE (unaudited)	AB Variable Products Series Fund

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each classes’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,043.60	$4.64	0.90%
Hypothetical (5% annual return before expenses)	$1,000	$1,020.67	$4.58	0.90%

Class B
Actual	$1,000	$1,041.90	$5.92	1.15%
Hypothetical (5% annual return before expenses)	$1,000	$1,019.41	$5.85	1.15%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

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SMALL CAP GROWTH PORTFOLIO
TEN LARGEST HOLDINGS[1]

December 31, 2019 (unaudited)	AB Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Silicon Laboratories, Inc.	$1,548,797	2.0%
Teladoc Health, Inc.	1,454,217	1.8
Axon Enterprise, Inc.	1,390,854	1.8
LHC Group, Inc.	1,381,733	1.8
Freshpet, Inc.	1,299,448	1.7
Chegg, Inc.	1,285,528	1.6
Trupanion, Inc.	1,246,631	1.6
Strategic Education, Inc.	1,233,064	1.6
Five9, Inc.	1,219,919	1.6
Chefs’ Warehouse, Inc. (The)	1,190,595	1.5

	$13,250,786	17.0%

SECTOR BREAKDOWN[2] December 31, 2019 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Health Care	$20,454,262	26.1%
Information Technology	16,397,307	21.0
Industrials	15,342,455	19.6
Consumer Discretionary	12,702,415	16.2
Financials	6,272,104	8.0
Consumer Staples	3,360,774	4.3
Materials	1,642,369	2.1
Energy	457,489	0.6
Short-Term Investments	1,604,109	2.1

Total Investments	$78,233,284	100.0%

1	Long-term investments.

2	The Portfolio’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

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SMALL CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS

December 31, 2019	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–98.1%

HEALTH CARE–26.2%
BIOTECHNOLOGY–12.0%
Aimmune Therapeutics, Inc.(a)(b)	15,243	$510,183
Allakos, Inc.(a)(b)	4,708	448,955
Allogene Therapeutics, Inc.(a)(b)	13,291	345,300
Arena Pharmaceuticals, Inc.(b)	8,260	375,169
Ascendis Pharma A/S (Sponsored ADR)(b)	4,001	556,619
BeiGene Ltd. (Sponsored ADR)(b)	2,177	360,860
Biohaven Pharmaceutical Holding Co., Ltd.(b)	11,736	638,908
Blueprint Medicines Corp.(a)(b)	8,612	689,907
Coherus Biosciences, Inc.(b)	12,850	231,364
Deciphera Pharmaceuticals, Inc.(b)	9,470	589,413
Gossamer Bio, Inc.(a)(b)	12,750	199,283
Invitae Corp.(a)(b)	26,230	423,090
Iovance Biotherapeutics, Inc.(b)	24,760	685,357
Madrigal Pharmaceuticals, Inc.(a)(b)	2,530	230,508
Neurocrine Biosciences, Inc.(b)	5,460	586,895
NextCure, Inc.(b)	7,641	430,418
Precision BioSciences, Inc.(a)(b)	10,450	145,151
Ra Pharmaceuticals, Inc.(b)	4,610	216,347
Stemline Therapeutics, Inc.(a)(b)	30,365	322,780
Turning Point Therapeutics, Inc.–Class I(a)(b)	7,991	497,759
Ultragenyx Pharmaceutical, Inc.(a)(b)	11,893	507,950
Y-mAbs Therapeutics, Inc.(b)	12,415	387,969

		9,380,185

HEALTH CARE EQUIPMENT & SUPPLIES–5.8%
Insulet Corp.(a)(b)	4,740	811,488
iRhythm Technologies, Inc.(a)(b)	13,318	906,823
Penumbra, Inc.(a)(b)	4,843	795,559
Silk Road Medical, Inc.(b)	22,639	914,163
Tactile Systems Technology, Inc.(b)	16,399	1,107,096

		4,535,129

HEALTH CARE PROVIDERS & SERVICES–2.8%
Guardant Health, Inc.(b)	10,322	806,561
LHC Group, Inc.(a)(b)	10,030	1,381,733

		2,188,294

Company	Shares	U.S. $ Value

HEALTH CARE TECHNOLOGY–2.4%
Health Catalyst, Inc.(a)(b)	11,052	$383,504
Teladoc Health, Inc.(a)(b)	17,370	1,454,217

		1,837,721

LIFE SCIENCES TOOLS & SERVICES–2.0%
10X Genomics, Inc.(b)	6,669	508,511
ICON PLC(b)	6,207	1,069,032

		1,577,543

PHARMACEUTICALS–1.2%
Aerie Pharmaceuticals, Inc.(a)(b)	8,475	204,841
Axsome Therapeutics, Inc.(a)(b)	3,410	352,457
GW Pharmaceuticals PLC (Sponsored ADR)(a)(b)	1,408	147,220
Revance Therapeutics, Inc.(a)(b)	14,225	230,872

		935,390

		20,454,262

INFORMATION TECHNOLOGY–21.0%
COMMUNICATIONS EQUIPMENT–0.7%
Ciena Corp.(b)	13,205	563,722

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–3.8%
Littelfuse, Inc.	4,360	834,068
Novanta, Inc.(b)	12,750	1,127,610
OSI Systems, Inc.(b)	9,680	975,163

		2,936,841

IT SERVICES–0.2%
International Money Express, Inc.(b)	12,661	152,438

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–6.7%
Cree, Inc.(b)	7,791	359,555
Inphi Corp.(b)	14,960	1,107,339
Lattice Semiconductor Corp.(b)	57,262	1,095,995
Monolithic Power Systems, Inc.	6,221	1,107,462
Silicon Laboratories, Inc.(b)	13,354	1,548,797

		5,219,148

SOFTWARE–9.6%
Anaplan, Inc.(b)	15,729	824,200
Aspen Technology, Inc.(b)	8,529	1,031,412
Avalara, Inc.(b)	10,340	757,405
Everbridge, Inc.(a)(b)	13,280	1,036,902
Five9, Inc.(b)	18,602	1,219,919
HubSpot, Inc.(b)	4,960	786,160
Rapid7, Inc.(b)	17,390	974,188

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AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Smartsheet, Inc.–Class A(b)	16,448	$738,844
Trade Desk, Inc. (The)–Class A(a)(b)	601	156,128

		7,525,158

		16,397,307

INDUSTRIALS–19.6%
AEROSPACE & DEFENSE–4.4%
Axon Enterprise, Inc.(a)(b)	18,980	1,390,854
Hexcel Corp.	11,364	833,095
Mercury Systems, Inc.(b)	17,090	1,181,090

		3,405,039

BUILDING PRODUCTS–2.4%
Armstrong World Industries, Inc.	7,771	730,241
Trex Co., Inc.(a)(b)	12,963	1,165,114

		1,895,355

COMMERCIAL SERVICES & SUPPLIES–1.4%
Tetra Tech, Inc.	13,025	1,122,234

INDUSTRIAL CONGLOMERATES–1.1%
Carlisle Cos., Inc.	5,442	880,733

MACHINERY–5.5%
Chart Industries, Inc.(b)	17,378	1,172,841
Gardner Denver Holdings, Inc.(a)(b)	21,489	788,217
ITT, Inc.	8,000	591,280
Nordson Corp.	5,450	887,478
RBC Bearings, Inc.(b)	5,213	825,426

		4,265,242

ROAD & RAIL–2.4%
Knight-Swift Transportation Holdings, Inc.(a)	23,347	836,757
Saia, Inc.(a)(b)	11,200	1,042,944

		1,879,701

TRADING COMPANIES & DISTRIBUTORS–2.4%
H&E Equipment Services, Inc.	23,966	801,184
SiteOne Landscape Supply, Inc.(a)(b)	12,057	1,092,967

		1,894,151

		15,342,455

CONSUMER DISCRETIONARY–16.3%
DISTRIBUTORS–1.2%
Pool Corp.	4,457	946,577

DIVERSIFIED CONSUMER SERVICES–4.7%
Bright Horizons Family Solutions, Inc.(b)	7,385	1,109,892
Chegg, Inc.(b)	33,910	1,285,528
Strategic Education, Inc.	7,760	1,233,064

		3,628,484

Company	Shares	U.S. $ Value

HOTELS, RESTAURANTS & LEISURE–3.8%
OneSpaWorld Holdings Ltd.(a)(b)	48,630	$818,929
Planet Fitness, Inc.(b)	15,726	1,174,418
Wingstop, Inc.	11,656	1,005,097

		2,998,444

HOUSEHOLD DURABLES–1.8%
Lovesac Co. (The)(a)(b)	25,592	410,751
Skyline Champion Corp.(b)	30,771	975,441

		1,386,192

INTERNET & DIRECT MARKETING RETAIL–1.0%
RealReal, Inc. (The)(a)(b)	39,335	741,465

SPECIALTY RETAIL–3.8%
Dynatrace, Inc.(b)	32,501	822,275
Five Below, Inc.(b)	8,412	1,075,559
Sleep Number Corp.(b)	22,409	1,103,419

		3,001,253

		12,702,415

FINANCIALS–8.0%
BANKS–1.2%
Western Alliance Bancorp	16,472	938,904

CAPITAL MARKETS–4.3%
Assetmark Financial Holdings, Inc.(b)	20,851	605,096
Hamilton Lane, Inc.–Class A	16,717	996,333
Houlihan Lokey, Inc.	19,920	973,490
Stifel Financial Corp.	13,177	799,185

		3,374,104

INSURANCE–2.5%
Palomar Holdings, Inc.(a)(b)	14,111	712,465
Trupanion, Inc.(a)(b)	33,279	1,246,631

		1,959,096

		6,272,104

CONSUMER STAPLES–4.3%
FOOD & STAPLES RETAILING–2.6%
Chefs’ Warehouse, Inc. (The)(a)(b)	31,241	1,190,595
Grocery Outlet Holding Corp.(a)(b)	26,833	870,731

		2,061,326

FOOD PRODUCTS–1.7%
Freshpet, Inc.(b)	21,991	1,299,448

		3,360,774

MATERIALS–2.1%
CHEMICALS–1.3%
Ingevity Corp.(b)	11,264	984,248

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SMALL CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

CONTAINERS & PACKAGING–0.8%
Ranpak Holdings Corp.(b)	80,751	$658,121

		1,642,369

ENERGY–0.6%
ENERGY EQUIPMENT & SERVICES–0.6%
DMC Global, Inc.(a)	10,180	457,489

Total Common Stocks (cost $58,581,821)		76,629,175

SHORT-TERM INVESTMENTS–2.0%
INVESTMENT COMPANIES–2.0%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 1.53%(c)(d)(e) (cost $1,604,109)	1,604,109	1,604,109

TOTAL INVESTMENTS BEFORE SECURITY LENDING COLLATERAL FOR SECURITIES LOANED–100.1% (cost $60,185,930)		78,233,284

Company	Shares	U.S. $ Value

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED–3.9%
INVESTMENT COMPANIES–3.9%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 1.53%(c)(d)(e) (cost $3,069,569)	3,069,569	$3,069,569

TOTAL INVESTMENTS–104.0% (cost $63,255,499)		81,302,853
Other assets less liabilities–(4.0)%		(3,158,289)

NET ASSETS–100.0%		$78,144,564

(a)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(b)	Non-income producing security.

(c)	Affiliated investments.

(d)	The rate shown represents the 7-day yield as of period end.

(e)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Glossary:

ADR—American Depositary Receipt

See notes to financial statements.

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SMALL CAP GROWTH PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES

December 31, 2019	AB Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $58,581,821)	$76,629,175	(a)
Affiliated issuers (cost $4,673,678—including investment of cash collateral for securities loaned of $3,069,569)	4,673,678
Receivable for investment securities sold	178,397
Unaffiliated dividends receivable	24,633
Receivable for capital stock sold	6,092
Affiliated dividends receivable	2,616

Total assets	81,514,591

LIABILITIES
Payable for collateral received on securities loaned	3,069,569
Payable for investment securities purchased	127,451
Payable for capital stock redeemed	56,121
Administrative fee payable	21,213
Advisory fee payable	21,052
Distribution fee payable	10,343
Transfer Agent fee payable	132
Accrued expenses	64,146

Total liabilities	3,370,027

NET ASSETS	$78,144,564

COMPOSITION OF NET ASSETS
Capital stock, at par	$4,235
Additional paid-in capital	54,361,676
Distributable earnings	23,778,653

	$78,144,564

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$27,167,247	1,364,038	$19.92

B	$50,977,317	2,871,271	$17.75

(a)	Includes securities on loan with a value of $20,203,991 (see Note E).

See notes to financial statements.

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SMALL CAP GROWTH PORTFOLIO
STATEMENT OF OPERATIONS

Year Ended December 31, 2019	AB Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers	$184,277
Affiliated issuers	181,819
Interest	66
Securities lending income	15,182

381,344

EXPENSES
Advisory fee (see Note B)	561,631
Distribution fee—Class B	120,128
Transfer agency—Class A	2,020
Transfer agency—Class B	3,652
Custodian	100,167
Administrative	77,521
Audit and tax	40,653
Legal	31,119
Printing	25,666
Directors’ fees	22,925
Miscellaneous	7,366

Total expenses	992,848
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(201,135)

Net expenses	791,713

Net investment loss	(410,369)

REALIZED AND UNREALIZED GAIN ON INVESTMENT TRANSACTIONS
Net realized gain on investment transactions	6,852,640
Net change in unrealized appreciation/depreciation of investments	15,506,078

Net gain on investment transactions	22,358,718

Contributions from Affiliates (see Note B)	25

NET INCREASE IN NET ASSETS FROM OPERATIONS	$21,948,374

See notes to financial statements.

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SMALL CAP GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	AB Variable Products Series Fund

	Year Ended December 31, 2019	Year Ended December 31, 2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment loss	$(410,369)	$(539,704)
Net realized gain on investment transactions	6,852,640	9,717,843
Net change in unrealized appreciation/depreciation of investments	15,506,078	(11,367,796)
Contributions from Affiliates (see Note B)	25	–0	–

Net increase (decrease) in net assets from operations	21,948,374	(2,189,657)
Distributions to Shareholders
Class A	(3,355,272)	(1,292,890)
Class B	(6,551,394)	(2,385,487)
CAPITAL STOCK TRANSACTIONS
Net increase	3,282,769	19,253,347

Total increase	15,324,477	13,385,313
NET ASSETS
Beginning of period	62,820,087	49,434,774

End of period	$78,144,564	$62,820,087

See notes to financial statements.

11

SMALL CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

December 31, 2019	AB Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AB Small Cap Growth Portfolio (the “Portfolio”) is a series of AB Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers eleven separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

Effective February 1, 2013, the Portfolio was closed to new investors except that Contractholders of variable products with investment options that included the Portfolio as of January 31, 2013, may continue to purchase shares of the Portfolio in accordance with the procedures for the purchase of shares in the prospectus of the separate account in which they invest, including through reinvestment of dividends and capital gains distributions. Effective August 10, 2015, the Portfolio reopened to new investors.

The Portfolio may (i) make additional exceptions that, in the Adviser’s judgment, do not adversely affect the Adviser’s ability to manage the Portfolio; (ii) reject any investment or refuse any exception, including those detailed above, that the Adviser believes will adversely affect its ability to manage the Portfolio; and (iii) close and/or reopen the Portfolio to new or existing Contractholders at any time.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or

12

AB Variable Products Series Fund

more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

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SMALL CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2019:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks(a)	$76,629,175		$–0	–	$–0	–	$76,629,175
Short-Term Investments	1,604,109		–0	–	–0	–	1,604,109
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	3,069,569		–0	–	–0	–	3,069,569

Total Investments in Securities	81,302,853		–0	–	–0	–	81,302,853
Other Financial Instruments(b)	–0	–	–0	–	–0	–	–0	–

Total	$81,302,853		$–0	–	$–0	–	$81,302,853

(a)	See Portfolio of Investments for sector classifications.

(b)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

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AB Variable Products Series Fund

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. Effective September 4, 2018, the Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding expenses associated with acquired fund fees and expenses other than the advisory fees of any AB Mutual Funds in which the Portfolio may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs) on an annual basis (the “Expense Caps”) to .90% and 1.15% of daily average net assets for Class A and Class B shares, respectively. For the year ended December 31, 2019, such reimbursements/waivers amounted to $198,319. This fee waiver and/or expense reimbursement agreement extends through May 1, 2020 and then may be extended by the Adviser for additional one-year terms.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2019, the reimbursement for such services amounted to $77,521.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,491 for the year ended December 31, 2019.

The Portfolio may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of ..10%) until August 31, 2020. In connection with the investment by the Portfolio in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Portfolio in an amount equal to the Portfolio’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. For the year ended December 31, 2019, such waiver amounted to $1,885.

A summary of the Portfolio’s transactions in AB mutual funds for the year ended December 31, 2019 is as follows:

Fund	Market Value 12/31/18 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 12/31/19 (000)	Dividend Income (000)
Government Money Market Portfolio	$1,148	$28,096	$27,640	$1,604	$41
Government Money Market Portfolio*	2,447	27,267	26,644	3,070	141

Total				$4,674	$182

*	Investments of cash collateral for securities lending transactions (see Note E).

During the year ended December 31, 2019, the Adviser reimbursed the Portfolio $25 for trading losses incurred due to a trade entry error.

Brokerage commissions paid on investment transactions for the year ended December 31, 2019 amounted to $38,763, of which $4 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, a worldwide leader in life, property and casualty and health insurance and asset management, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (now named Equitable Holdings, Inc.) (“Equitable”), through an initial public offering. Equitable is the holding company for a diverse group of financial services companies, including an approximately 65.3% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the

15

SMALL CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

Adviser Since the initial sale, AXA has completed additional offerings, most recently during the fourth quarter of 2019. As a result, AXA currently owns 10.1% of the outstanding shares of common stock of Equitable, and no longer owns a controlling interest in Equitable. AXA previously announced its intention to sell its entire interest in Equitable over time, subject to market conditions and other factors (the “Plan”). Most of AXA’s remaining Equitable shares are to be delivered on redemption of AXA bonds mandatorily exchangeable into Equitable shares and maturing in May 2021. AXA retains sole discretion to determine the timing of any future sales of its remaining shares of Equitable common stock.

The latest transaction under the Plan, which occurred on November 13, 2019, resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and was deemed an “assignment” causing a termination of the Portfolio’s investment advisory agreement. In order to ensure that investment advisory services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved a new investment advisory agreement with the Adviser, and shareholders of the Portfolio subsequently approved the new investment advisory agreement. This agreement became effective on November 13, 2019.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2019 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$50,349,317		$57,622,658
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$64,617,672

Gross unrealized appreciation	$19,510,582
Gross unrealized depreciation	(2,825,401)

Net unrealized appreciation	$16,685,181

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Portfolio did not engage in derivatives transactions for the year ended December 31, 2019.

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AB Variable Products Series Fund

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Portfolio cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Portfolio receives non-cash collateral, the Portfolio will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Portfolio earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Portfolio in Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Portfolio’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

A summary of the Portfolio’s transactions surrounding securities lending for the year ended December 31, 2019 is as follows:

				Government Money Market Portfolio
Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*	Income from Borrowers	Income Earned	Advisory Fee Waived
$20,203,991	$3,069,569	$17,536,566	$15,182	$140,729	$931

*	As of December 31, 2019.

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SMALL CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018
Class A
Shares sold	77,029	117,606	$1,529,231	$2,295,761
Shares issued in reinvestment of distributions	174,572	64,580	3,355,272	1,292,890
Shares redeemed	(258,486)	(296,890)	(5,081,587)	(5,668,570)

Net decrease	(6,885)	(114,704)	$(197,084)	$(2,079,919)

Class B
Shares sold	770,488	1,857,692	$13,546,465	$32,182,622
Shares issued in reinvestment of distributions	382,005	131,359	6,551,394	2,385,487
Shares redeemed	(949,627)	(782,656)	(16,618,006)	(13,234,843)

Net increase	202,866	1,206,395	$3,479,853	$21,333,266

At December 31, 2019, certain shareholders of the Portfolio owned 76% in aggregate of the Portfolio’s outstanding shares. Significant transactions by such shareholders, if any, may impact the Portfolio’s performance.

NOTE G: Risks Involved in Investing in the Portfolio

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade or dispose of due to adverse market, economic, political, regulatory or other factors.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

LIBOR Risk—The Portfolio may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority, which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR remains unclear. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Portfolio’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Portfolio’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

18

AB Variable Products Series Fund

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2019.

NOTE I: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2019 and December 31, 2018 were as follows:

	2019	2018
Distributions paid from:
Net long-term capital gains	$9,906,666	$3,678,377

Total taxable distributions	$9,906,666	$3,678,377

As of December 31, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed capital gains	$7,087,901
Unrealized appreciation/(depreciation)	16,690,756	(a)

Total accumulated earnings/(deficit)	$23,778,657

(a)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and the tax treatment of passive foreign investment companies (PFICs).

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2019, the Portfolio did not have any capital loss carryforwards.

During the current fiscal year, permanent differences primarily due to the disallowance of a net operating loss and contributions from the Adviser resulted in a net increase in distributable earnings and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE J: Recent Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement which removes, modifies and adds disclosures to Topic 820. The amendments in this ASU 2018-13 (“ASU”) apply to all entities that are required, under existing U.S. GAAP, to make disclosures about recurring or nonrecurring fair value measurements. The amendments in this ASU are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated the impact of the amendments and elected to early adopt the ASU. The adoption of this ASU did not have a material impact on the disclosure and presentation of the financial statements of the Portfolio.

NOTE K: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

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SMALL CAP GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Year Ended December 31,
2019	2018	2017	2016	2015
Net asset value, beginning of period	$16.58	$17.53	$13.07	$17.31	$20.97

Income From Investment Operations
Net investment loss (a)	(.08	)(b)	(.13	)(b)	(.18	)(b)	(.12	)(b)†	(.19)
Net realized and unrealized gain on investment transactions	6.02	.14	(c)	4.64	1.05	.18
Contributions from Affiliates	.00	(d)	–0	–	–0	–	–0	–	–0	–

Net increase (decrease) in net asset value from operations	5.94	.01	4.46	.93	(.01)

Less: Distributions
Distributions from net realized gain on investment transactions	(2.60)	(.96)	–0	–	(5.17)	(3.65)

Net asset value, end of period	$19.92	$16.58	$17.53	$13.07	$17.31

Total Return
Total investment return based on net asset value (e)*	36.40%	(.89)%	34.12%	6.46	%†	(1.25)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$27,167	$22,724	$26,039	$22,405	$25,033
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (f)	.90%	1.06%	1.38%	1.48%	1.31%
Expenses, before waivers/reimbursements (f)	1.16%	1.15%	1.38%	1.49%	1.31%
Net investment loss	(.39	)%(b)	(.65	)%(b)	(1.19	)%(b)	(.83	)%(b)†	(.92)%
Portfolio turnover rate	69%	73%	69%	60%	72%

See footnote summary on page 21.

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AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Year Ended December 31,
2019	2018	2017	2016	2015
Net asset value, beginning of period	$15.03	$16.00	$11.96	$16.30	$20.00

Income From Investment Operations
Net investment loss (a)	(.11	)(b)	(.16	)(b)	(.20	)(b)	(.15	)(b)†	(.22)
Net realized and unrealized gain on investment transactions	5.43	.15	(c)	4.24	.98	.17
Contributions from Affiliates	.00	(d)	–0	–	–0	–	–0	–	–0	–

Net increase (decrease) in net asset value from operations	5.32	(.01)	4.04	.83	(.05)

Less: Distributions
Distributions from net realized gain on investment transactions	(2.60)	(.96)	–0	–	(5.17)	(3.65)

Net asset value, end of period	$17.75	$15.03	$16.00	$11.96	$16.30

Total Return
Total investment return based on net asset value (e)*	36.01%	(1.11)%	33.78%	6.22	%†	(1.53)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$50,978	$40,096	$23,396	$15,094	$19,857
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (f)	1.15%	1.30%	1.61%	1.73%	1.48%
Expenses, before waivers/reimbursements (f)	1.42%	1.40%	1.62%	1.74%	1.48%
Net investment loss	(.64	)%(b)	(.88	)%(b)	(1.42	)%(b)	(1.08	)%(b)†	(1.10)%
Portfolio turnover rate	69%	73%	69%	60%	72%

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accordance with the Portfolio’s change in net realized and unrealized gain (loss) on investment transactions for the period.

(d)	Amount is less than $.005.

(e)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(f)	In connection with the Portfolio’s investments in affiliated underlying portfolios, the Portfolio incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Portfolio in an amount equal to the Portfolio’s pro rata share of certain acquired fund fees and expenses, and for the years ended December 31, 2018 and December 31, 2017, such waiver amounted to .01% and .01%, respectively.

†	For the year ended December 31, 2016, the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$.004	.03%	.03%

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended December 31, 2018, December 31, 2017, December 31, 2016 and December 31, 2015 by .05%, .03%, .08% and .02%, respectively.

21

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM	AB Variable Products Series Fund

To the Shareholders and the Board of Directors of AB Small Cap Growth Portfolio:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Small Cap Growth Portfolio (the “Portfolio”) (one of the portfolios constituting AB Variable Products Series Fund, Inc. (the “Fund”)), including the portfolio of investments, as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting AB Variable Products Series Fund, Inc.) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

February 14, 2020

22

SMALL CAP GROWTH PORTFOLIO	AB Variable Products Series Fund

BOARD OF DIRECTORS
Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez^ Michael J. Downey(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS
Bruce K. Aronow(2), Vice President Esteban Gomez(2), Vice President Samantha S. Lau(2), Vice President Heather Pavlak(2), Vice President Wen-Tse Tseng(2), Vice President	Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Analyst Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

CUSTODIAN AND ACCOUNTING AGENT	LEGAL COUNSEL
State Street Bank and Trust Company State Street Corporation CCB/5 1 Iron Street Boston, MA 02210	Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

DISTRIBUTOR	TRANSFER AGENT
AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105	AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-Free (800) 221-5672

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

(2)	The management of, and investment decisions for, the Portfolio’s portfolio are made by the Adviser’s Small Cap Growth Investment Team. Messrs. Aronow, Gomez and Tseng, and Mses. Lau and Pavlak are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

^	Mr. Bermudez will be a member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee when he joins the Board on January 1, 2020.

23

SMALL CAP GROWTH PORTFOLIO

MANAGEMENT OF THE FUND	AB Variable Products Series Fund

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Robert M. Keith,# 1345 Avenue of the Americas New York, NY 10105 59 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	91	None

DISINTERESTED DIRECTORS

Marshall C. Turner, Jr.,## Chairman of the Board 78 (2005)	Private Investor since prior to 2015. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	91	Xilinx, Inc. (programmable logic semi-conductors) since 2007

Jorge A. Bermudez,^ 68 (2020)	Private investor since prior to 2015. Former Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008, Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007, and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016. He has served as director or trustee of the AB Funds since 2020.	91	Moody’s Corporation since April 2011

24

AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Michael J. Downey,## 76 (2005)	Private Investor since prior to 2015. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2015 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	91	None

Nancy P. Jacklin,## 71 (2006)	Private Investor since prior to 2015. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	91	None

Carol C. McMullen,## 64 (2016)

Managing Director of Slalom Consulting (consulting) since 2014, private investor and member of the Advisory Board of Butcher Box (since 2018). Formerly, member, Partners Healthcare Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.

		91	None

25

SMALL CAP GROWTH PORTFOLIO
MANAGEMENT OF THE FUND

(continued)	AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Garry L. Moody,## 67 (2008)	Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He is also a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council Governing Council. He has served as a director or trustee, and as Chairman of the Audit Committees of the AB Funds since 2008.	91	None

Earl D. Weiner,## 80 (2007)	Senior Counsel since 2017, Of Counsel from 2007 to 2016, and Partner prior to then, of the law firm Sullivan & Cromwell LLP. He is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	91	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal & Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

^	Mr. Bermudez will be a member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee when he joins the Board on January 1, 2020.

26

AB Variable Products Series Fund

Officer Information

Certain information concerning the Portfolio’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 59	President and Chief Executive Officer	See biography above.

Bruce K. Aronow 53	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2015. He is also Chief Investment Officer of Small and SMID Cap Growth Equities.

Esteban Gomez 36	Vice President	Vice President of the Adviser**, with which he has been associated in a substantially similar capacity since 2016. Before joining the Adviser in 2016, he spent three years at J.P. Morgan as an equity research analyst on the Broadlines Retailing, Apparel/Footwear & Specialty Equity Research Team.

Samantha S. Lau 47	Vice President	Senior Vice President of the Adviser**, with which she has been associated since prior to 2015. She is also Co-Chief Investment Officer of US Small/SMID Cap Growth Equities.

Heather Pavlak 36	Vice President	Vice President of the Adviser**, with which she has been associated in a substantially similar capacity since 2018. Before joining the Adviser in 2018, she spent four years at Schroders Investment Management, where she covered materials, utilities and transports as an equity research analyst.

Wen-Tse Tseng 54	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2015.

Emilie D. Wrapp 64	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2015.

Michael B. Reyes 43	Senior Analyst	Vice President of the Adviser**, with which he has been associated since prior to 2015.

Joseph J. Mantineo 60	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2015.

Phyllis J. Clarke 59	Controller	Vice President of ABIS**, with which she has been associated since prior to 2015.

Vincent S. Noto 55	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since prior to 2015.

*	The address for each of the Portfolio’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (SAI) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or the Adviser at (800) 227-4618, or visit www. abfunds.com, for a free prospectus or SAI.

27

SMALL CAP GROWTH PORTFOLIO

CONTINUANCE DISCLOSURE	AB Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AB Variable Products Series Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Small Cap Growth Portfolio (the “Fund”) at a meeting held on May 7-9, 2019 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2017 and 2018 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with

28

AB Variable Products Series Fund

the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the underlying fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Fund’s Class B shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2019 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients pursuing an investment strategy similar to the Fund’s. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds pursuing an investment strategy similar to the Fund’s, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors previously discussed these matters with an independent fee consultant. The directors also compared the advisory fee rate for the Fund with those for two other funds advised by the Adviser with a similar investment strategy.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the

29

SMALL CAP GROWTH PORTFOLIO
CONTINUANCE DISCLOSURE

(continued)	AB Variable Products Series Fund

Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Fund may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that the advisory fee for the Fund would be for services that would be in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the Adviser’s expense cap for the Fund. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s expense ratio was above the medians. After reviewing and discussing the Adviser’s explanations of the reasons for this, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also previously discussed economies of scale with an independent fee consultant. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

30

VPS-SCG-0151-1219

DEC    12.31.19

ANNUAL REPORT

AB VARIABLE PRODUCTS

SERIES FUND, INC.

+	SMALL/MID CAP VALUE PORTFOLIO

Beginning on May 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Portfolio’s shareholder reports from the insurance company that offers your contract unless you specifically request paper copies from the insurance company or from your financial intermediary. Instead of delivering paper copies of the reports, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company or your financial intermediary electronically by following the instructions provided by the insurance company or by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company or by contacting your financial intermediary. Your election to receive reports in paper will apply to all portfolio companies available under your contract with the insurance company.

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

SMALL/MID CAP VALUE PORTFOLIO	AB Variable Products Series Fund

LETTER TO INVESTORS

February 14, 2020

The following is an update of AB Variable Products Series Fund—Small/Mid Cap Value Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2019.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is long-term growth of capital. The Portfolio invests primarily in a diversified portfolio of equity securities of small- to mid-capitalization US companies. Under normal circumstances, the Portfolio invests at least 80% of its net assets in securities of small- to mid-capitalization companies. Because the Portfolio’s definition of small- to mid-capitalization companies is dynamic, the lower and upper limits on market capitalization will change with the markets. The Portfolio invests in companies that are determined by the Adviser to be undervalued, using the Adviser’s fundamental value approach. In selecting securities for the Portfolio’s portfolio, the Adviser uses its fundamental and quantitative research to identify companies whose long-term earnings power is not reflected in the current market price of their securities.

The Portfolio may enter into derivatives transactions, such as options, futures contracts, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds (“ETFs”). These transactions may be used, for example, to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio from a decline in value, sometimes within certain ranges.

The Portfolio may invest in securities issued by non-US companies.

The Portfolio may, at times, invest in shares of ETFs in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Portfolio seeks to invest than direct investments.

INVESTMENT RESULTS

The table on page 3 shows the Portfolio’s performance compared to its primary benchmark, the Russell 2500 Value Index, in addition to the Russell 2500 Index, which represents small/mid-cap stocks, for the one-, five- and 10-year periods ended December 31, 2019.

All share classes of the Portfolio underperformed the primary benchmark and the Russell 2500 Index for the annual period. Stock selection in the industrials, materials and technology sectors detracted most, relative to the benchmark, while selection in consumer staples, utilities and consumer discretionary contributed. Overall sector selection contributed to performance. Overweights to consumer staples and consumer discretionary detracted, while an overweight to technology and an underweight to utilities added.

The Portfolio did not utilize derivatives during the annual period.

MARKET REVIEW AND INVESTMENT STRATEGY

Global equities recorded strong double-digit returns while emerging markets also rallied during the annual period ended December 31, 2019. After declining sharply at the end of 2018, equity markets rebounded dramatically in January as strong corporate earnings and optimism about a trade truce between the US and China calmed investors. Trade-war tensions resurfaced, however, and emerging geopolitical pressures drove market volatility. Tariff wars, restrictive monetary policy and a decline in industrial production stoked recessionary fears throughout the global economy. In response, the world’s central banks implemented accommodative monetary policies to help support capital markets. Late in the third quarter, equity market performance was accompanied by a sharp style rotation in the US. Quality-growth and lower-volatility stocks, which had been strong performers, lagged and value stocks outperformed. However, for the most part, growth stocks continued to outperform value over the entire period. From a market-capitalization perspective, large-cap stocks outperformed their small-cap peers. In December, equity markets rallied on news that the US and China had agreed to a preliminary phase-one trade deal due to be signed in January 2020.

The Portfolio’s Senior Investment Management Team (the “Team”) seeks to invest opportunistically in what it believes are undervalued companies with solid fundamentals, without sacrificing the Portfolio’s deep value discipline. The Team remains focused on attractively valued opportunities, which the Team believes are widespread across most industry sectors and regions. The Portfolio’s emphasis continues to be at the stock-specific level, as the Team looks for companies that offer compelling valuation, strong free cash flow and significant company-level catalysts.

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SMALL/MID CAP VALUE PORTFOLIO

DISCLOSURES AND RISKS	AB Variable Products Series Fund

Benchmark Disclosure

The Russell 2500® Value Index and the Russell 2500™ Index are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 2500 Value Index represents the performance of small- to mid-cap value companies within the US. The Russell 2500 Index represents the performance of 2,500 small- to mid-cap cap companies within the US. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Market Risk: The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as the Portfolio’s value approach, may underperform the market generally.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade or dispose of due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Portfolio. Derivatives may also be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Variable Products prospectus. As with all investments, you may lose money by investing in the Portfolio.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your financial advisor or insurance agent representative at your financial institution to obtain portfolio performance information current to the most recent month end.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For additional copies of the Portfolio’s prospectus or summary prospectus, which contains this and other information, call your financial advisor or (800) 227 4618. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Performance assumes reinvestment of distributions and does not account for taxes.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

2

SMALL/MID CAP VALUE PORTFOLIO

HISTORICAL PERFORMANCE	AB Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARKS	Net Asset Value Returns
PERIODS ENDED DECEMBER 31, 2019 (unaudited)	1 Year	5 Years[1]	10 Years[1]

Small/Mid Cap Value Portfolio Class A	20.10%	6.42%	11.01%

Small/Mid Cap Value Portfolio Class B	19.90%	6.17%	10.73%

Primary Benchmark: Russell 2500 Value Index	23.56%	7.18%	11.25%

Russell 2500 Index	27.77%	8.93%	12.58%
1 Average annual returns.
Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.81% and 1.06% for Class A and Class B shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

GROWTH OF A $10,000 INVESTMENT

12/31/2009 TO 12/31/2019 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in the Small/Mid Cap Value Portfolio Class A shares (from 12/31/2009 to 12/31/2019) as compared to the performance of the Portfolio’s benchmarks. The chart assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on page 2.

3

SMALL/MID CAP VALUE PORTFOLIO

EXPENSE EXAMPLE (unaudited)	AB Variable Products Series Fund

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,053.50	$4.30	0.83%
Hypothetical (5% annual return before expenses)	$1,000	$1,021.02	$4.23	0.83%

Class B
Actual	$1,000	$1,052.60	$5.59	1.08%
Hypothetical (5% annual return before expenses)	$1,000	$1,019.76	$5.50	1.08%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

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SMALL/MID CAP VALUE PORTFOLIO
TEN LARGEST HOLDINGS[1]

December 31, 2019 (unaudited)	AB Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
US Foods Holding Corp.	$10,984,647	1.8%
Zions Bancorp NA	10,865,195	1.7
Reinsurance Group of America, Inc.—Class A	10,200,544	1.6
Nomad Foods Ltd.	10,145,287	1.6
BankUnited, Inc.	9,633,853	1.5
NCR Corp.	9,633,488	1.5
Alliant Energy Corp.	9,600,679	1.5
Masonite International Corp.	9,278,841	1.5
Everest Re Group Ltd.	9,273,033	1.5
STAG Industrial, Inc.	9,064,505	1.4

	$98,680,072	15.6%

SECTOR BREAKDOWN2

December 31, 2019 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Financials	$140,096,137	22.1%
Information Technology	92,174,974	14.5
Industrials	86,369,989	13.6
Consumer Discretionary	85,987,230	13.6
Real Estate	80,130,106	12.6
Materials	37,663,867	5.9
Consumer Staples	36,465,249	5.7
Energy	26,506,298	4.2
Utilities	24,481,262	3.9
Health Care	14,966,031	2.4
Communication Services	4,346,000	0.7
Short-Term Investments	5,072,307	0.8

Total Investments	$634,259,450	100.0%

1	Long-term investments.

2	The Portfolio’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

5

SMALL/MID CAP VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS

December 31, 2019	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–99.2%

FINANCIALS–22.1%
BANKS–10.5%
Associated Banc–Corp.	407,610	$8,983,724
Comerica, Inc.	102,560	7,358,680
Sterling Bancorp/DE	358,320	7,553,386
Synovus Financial Corp.	224,402	8,796,558
Texas Capital Bancshares, Inc.(a)	125,252	7,110,556
Umpqua Holdings Corp.	448,673	7,941,512
Webster Financial Corp.	152,732	8,149,779
Zions Bancorp NA(b)	209,268	10,865,195

		66,759,390

CONSUMER FINANCE–0.9%
OneMain Holdings, Inc.	126,626	5,337,286

INSURANCE–8.1%
American Financial Group, Inc./OH	74,420	8,160,153
Everest Re Group Ltd.	33,496	9,273,033
First American Financial Corp.	88,199	5,143,766
Hanover Insurance Group, Inc. (The)	37,760	5,160,659
Kemper Corp.	94,416	7,317,240
Old Republic International Corp.	82,200	1,838,814
Reinsurance Group of America, Inc.–Class A	62,557	10,200,544
Selective Insurance Group, Inc.	65,115	4,244,847

		51,339,056

THRIFTS & MORTGAGE FINANCE–2.6%
BankUnited, Inc.	263,508	9,633,853
Essent Group Ltd.	135,152	7,026,552

		16,660,405

		140,096,137

INFORMATION TECHNOLOGY–14.5%
COMMUNICATIONS EQUIPMENT–0.9%
NetScout Systems, Inc.(a)	236,809	5,699,993

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–2.9%
Avnet, Inc.	80,430	3,413,449
Belden, Inc.	115,028	6,326,540
TTM Technologies, Inc.(a)	457,343	6,883,012
Vishay Intertechnology, Inc.(b)	87,610	1,865,217

		18,488,218

IT SERVICES–2.1%
Amdocs Ltd.	95,643	6,904,468
Genpact Ltd.	144,983	6,113,933

		13,018,401

Company	Shares	U.S. $ Value

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–3.2%
Cypress Semiconductor Corp.	287,855	$6,715,657
Kulicke & Soffa Industries, Inc.	290,735	7,907,992
MaxLinear, Inc.–Class A(a)	273,197	5,797,241

		20,420,890

SOFTWARE–3.9%
Cerence, Inc.(a)	61,584	1,393,646
CommVault Systems, Inc.(a)	156,778	6,998,570
Nuance Communications, Inc.(a)	492,674	8,784,378
Verint Systems, Inc.(a)	139,765	7,737,390

		24,913,984

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS–1.5%
NCR Corp.(a)	273,990	9,633,488

		92,174,974

INDUSTRIALS–13.6%
AEROSPACE & DEFENSE–1.1%
AAR Corp.	158,964	7,169,276

AIR FREIGHT & LOGISTICS–0.8%
Hub Group, Inc.–Class A(a)	94,240	4,833,570

AIRLINES–3.5%
Alaska Air Group, Inc.	131,624	8,917,526
Hawaiian Holdings, Inc.	220,076	6,446,026
SkyWest, Inc.	102,283	6,610,550

		21,974,102

BUILDING PRODUCTS–1.5%
Masonite International Corp.(a)	128,498	9,278,841

CONSTRUCTION & ENGINEERING–1.7%
Quanta Services, Inc.	183,321	7,462,998
Tutor Perini Corp.(a)(b)	242,178	3,114,409

		10,577,407

ELECTRICAL EQUIPMENT–1.8%
EnerSys	99,917	7,476,789
Regal Beloit Corp.	49,411	4,230,076

		11,706,865

MACHINERY–1.7%
Kennametal, Inc.	169,453	6,251,121
Terex Corp.	158,910	4,732,340

		10,983,461

ROAD & RAIL–0.8%
Knight-Swift Transportation Holdings, Inc.(b)	148,580	5,325,107

TRADING COMPANIES & DISTRIBUTORS–0.7%
MRC Global, Inc.(a)	331,478	4,521,360

		86,369,989

6

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

CONSUMER DISCRETIONARY–13.6%
AUTO COMPONENTS–2.9%
Cooper-Standard Holdings, Inc.(a)	105,281	$3,491,118
Dana, Inc.	438,378	7,978,480
Lear Corp.(b)	51,511	7,067,309

		18,536,907

DIVERSIFIED CONSUMER SERVICES–0.4%
Houghton Mifflin Harcourt Co.(a)	436,915	2,730,719

HOTELS, RESTAURANTS & LEISURE–2.3%
Bloomin’ Brands, Inc.	316,015	6,974,451
Papa John’s International, Inc.(b)	122,413	7,730,381

		14,704,832

HOUSEHOLD DURABLES–2.2%
Lennar Corp.–Class A	124,873	6,966,664
Taylor Morrison Home Corp.–Class A(a)	320,779	7,012,229

		13,978,893

LEISURE PRODUCTS–2.1%
Brunswick Corp./DE	130,976	7,855,941
Callaway Golf Co.(b)	256,821	5,444,605

		13,300,546

SPECIALTY RETAIL–2.0%
Foot Locker, Inc.	139,642	5,444,642
Michaels Cos., Inc. (The)(a)(b)	199,366	1,612,871
Signet Jewelers Ltd.(b)	149,280	3,245,347
Williams-Sonoma, Inc.(b)	28,358	2,082,611

		12,385,471

TEXTILES, APPAREL & LUXURY GOODS–1.7%
Capri Holdings Ltd.(a)(b)	122,812	4,685,278
Skechers U.S.A., Inc.–Class A(a)	131,155	5,664,584

		10,349,862

		85,987,230

REAL ESTATE–12.6%
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS)–12.6%
American Campus Communities, Inc.	170,675	8,026,845
Americold Realty Trust	190,839	6,690,815
Camden Property Trust	79,288	8,412,457
Cousins Properties, Inc.	192,335	7,924,202
CubeSmart	280,094	8,817,359
Easterly Government Properties, Inc.	238,683	5,663,948
Company	Shares	U.S. $ Value

Empire State Realty Trust, Inc.–Class A	312,522	$4,362,807
MGM Growth Properties LLC–Class A(b)	247,550	7,666,623
Park Hotels & Resorts, Inc.	234,385	6,063,540
STAG Industrial, Inc.	287,124	9,064,505
Sun Communities, Inc.	49,547	7,437,005

		80,130,106

MATERIALS–5.9%
CHEMICALS–2.4%
Orion Engineered Carbons SA	287,707	5,552,745
Trinseo SA(b)	119,280	4,438,409
Westlake Chemical Corp.	75,328	5,284,259

		15,275,413

CONTAINERS & PACKAGING–2.0%
Graphic Packaging Holding Co.	420,131	6,995,181
Sealed Air Corp.	138,209	5,504,865

		12,500,046

METALS & MINING–1.5%
Alcoa Corp.(a)	202,129	4,347,795
Carpenter Technology Corp.	111,302	5,540,613

		9,888,408

		37,663,867

CONSUMER STAPLES–5.7%
BEVERAGES–1.1%
Cott Corp.	533,765	7,301,905

FOOD & STAPLES RETAILING–1.7%
US Foods Holding Corp.(a)	262,226	10,984,647

FOOD PRODUCTS–2.9%
Hain Celestial Group, Inc. (The)(a)(b)	309,513	8,033,410
Nomad Foods Ltd.(a)	453,522	10,145,287

		18,178,697

		36,465,249

ENERGY–4.2%
ENERGY EQUIPMENT & SERVICES–2.4%
Dril-Quip, Inc.(a)(b)	105,454	4,946,847
Oil States International, Inc.(a)	270,341	4,409,262
Patterson-UTI Energy, Inc.	373,344	3,920,112
RPC, Inc.(b)	372,210	1,950,380

		15,226,601

OIL, GAS & CONSUMABLE FUELS–1.8%
Cimarex Energy Co.	46,403	2,435,694
HollyFrontier Corp.	113,545	5,757,867
QEP Resources, Inc.	685,808	3,086,136

		11,279,697

		26,506,298

7

SMALL/MID CAP VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

UTILITIES–3.9%
ELECTRIC UTILITIES–2.4%
Alliant Energy Corp.	175,451	$9,600,679
PNM Resources, Inc.	107,739	5,463,444

		15,064,123

GAS UTILITIES–0.6%
Southwest Gas Holdings, Inc.	48,180	3,660,235

MULTI-UTILITIES–0.9%
Black Hills Corp.	73,299	5,756,904

		24,481,262

HEALTH CARE–2.4%
HEALTH CARE PROVIDERS & SERVICES–1.2%
Molina Healthcare, Inc.(a)	55,682	7,555,491

LIFE SCIENCES TOOLS & SERVICES–1.2%
ICON PLC(a)	43,027	7,410,539

		14,966,030

COMMUNICATION SERVICES–0.7%
MEDIA–0.7%
Criteo SA (Sponsored ADR)(a)	250,779	4,346,000

Total Common Stocks (cost $550,572,461)		629,187,142

SHORT-TERM INVESTMENTS–0.8%
INVESTMENT COMPANIES–0.8%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 1.53%(c)(d)(e) (cost $5,072,308)	5,072,308	5,072,308

TOTAL INVESTMENTS BEFORE SECURITY LENDING COLLATERAL FOR SECURITIES LOANED–100.0% (cost $555,644,769)		634,259,450

Company	Shares	U.S. $ Value

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED–0.2%
INVESTMENT COMPANIES–0.2%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 1.53%(c)(d)(e) (cost $1,053,619)	1,053,619	$1,053,619

TOTAL INVESTMENTS–100.2% (cost $556,698,388)		635,313,069
Other assets less liabilities–(0.2)%		(1,021,490)

NET ASSETS–100.0%		$634,291,579

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Affiliated investments.

(d)	The rate shown represents the 7-day yield as of period end.

(e)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Glossary:

ADR—American Depositary Receipt

See notes to financial statements.

8

SMALL/MID CAP VALUE PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES

December 31, 2019	AB Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $550,572,461)	$629,187,142	(a)
Affiliated issuers (cost $6,125,927—including investment of cash collateral for securities loaned of $1,053,619)	6,125,927
Unaffiliated dividends receivable	915,403
Receivable for capital stock sold	148,605
Affiliated dividends receivable	6,884

Total assets	636,383,961

LIABILITIES
Payable for collateral received on securities loaned	1,053,619
Advisory fee payable	386,533
Payable for capital stock redeemed	298,638
Payable for investment securities purchased	132,040
Distribution fee payable	86,312
Administrative fee payable	21,886
Transfer Agent fee payable	132
Accrued expenses	113,222

Total liabilities	2,092,382

NET ASSETS	$634,291,579

COMPOSITION OF NET ASSETS
Capital stock, at par	$35,672
Additional paid-in capital	524,927,416
Distributable earnings	109,328,491

	$634,291,579

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$211,046,080	11,780,979	$17.91

B	$423,245,499	23,890,811	$17.72

(a)	Includes securities on loan with a value of $72,060,347 (see Note E).

See notes to financial statements.

9

SMALL/MID CAP VALUE PORTFOLIO
STATEMENT OF OPERATIONS

Year Ended December 31, 2019	AB Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $46,871)	$10,461,326
Affiliated issuers	196,191
Securities lending income	33,610
Interest	40

10,691,167

EXPENSES
Advisory fee (see Note B)	4,642,641
Distribution fee—Class B	1,033,350
Transfer agency—Class A	2,473
Transfer agency—Class B	4,971
Custodian	127,310
Printing	103,677
Administrative	79,692
Legal	57,541
Audit and tax	46,794
Directors’ fees	22,925
Miscellaneous	25,519

Total expenses	6,146,893
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(9,667)

Net expenses	6,137,226

Net investment income	4,553,941

REALIZED AND UNREALIZED GAIN ON INVESTMENT TRANSACTIONS
Net realized gain on investment transactions	27,134,530
Net change in unrealized appreciation/depreciation of investments	79,052,203

Net gain on investment transactions	106,186,733

NET INCREASE IN NET ASSETS FROM OPERATIONS	$110,740,674

See notes to financial statements.

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SMALL/MID CAP VALUE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	AB Variable Products Series Fund

	Year Ended December 31, 2019	Year Ended December 31, 2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$4,553,941	$3,007,885
Net realized gain on investment transactions	27,134,530	67,778,832
Net change in unrealized appreciation/depreciation of investments	79,052,203	(170,330,626)

Net increase (decrease) in net assets from operations	110,740,674	(99,543,909)
Distributions to Shareholders
Class A	(23,904,178)	(18,827,338)
Class B	(47,150,231)	(36,997,043)
CAPITAL STOCK TRANSACTIONS
Net increase	31,612,650	15,207,829

Total increase (decrease)	71,298,915	(140,160,461)
NET ASSETS
Beginning of period	562,992,664	703,153,125

End of period	$634,291,579	$562,992,664

See notes to financial statements.

11

SMALL/MID CAP VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

December 31, 2019	AB Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AB Small/Mid Cap Value Portfolio (the “Portfolio”) is a series of AB Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers eleven separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The

12

AB Variable Products Series Fund

earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2019:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks(a)	$629,187,142		$–0	–	$–0	–	$629,187,142
Short-Term Investments	5,072,308		–0	–	–0	–	5,072,308
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	1,053,619		–0	–	–0	–	1,053,619
Total Investments in Securities	635,313,069		–0	–	–0	–	635,313,069

Other Financial Instruments(b)	–0	–	–0	–	–0	–	–0	–

Total	$635,313,069		$–0	–	$–0	–	$635,313,069

(a)	See Portfolio of Investments for sector classifications.

(b)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

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SMALL/MID CAP VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis (the “Expense Caps”) to 1.20% and 1.45% of daily average net assets for Class A and Class B shares, respectively. For the year ended December 31, 2019, there were no expenses waived by the Adviser.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2019, the reimbursement for such services amounted to $79,692.

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AB Variable Products Series Fund

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,491 for the year ended December 31, 2019.

The Portfolio may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2020. In connection with the investment by the Portfolio in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Portfolio in an amount equal to the Portfolio’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. For the year ended December 31, 2019, such waiver amounted to $8,270.

A summary of the Portfolio’s transactions in AB mutual funds for the year ended December 31, 2019 is as follows:

Fund	Market Value 12/31/18 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 12/31/19 (000)	Dividend Income (000)
Government Money Market Portfolio	$4,557	$122,208	$121,693	$5,072	$184
Government Money Market Portfolio*	2,473	59,212	60,631	1,054	12

Total				$6,126	$196

*	Investments of cash collateral for securities lending transactions (see Note E).

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, a worldwide leader in life, property and casualty and health insurance and asset management, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (now named Equitable Holdings, Inc.)(“Equitable”), through an initial public offering. Equitable is the holding company for a diverse group of financial services companies, including an approximately 65.3% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings, most recently during the fourth quarter of 2019. As a result, AXA currently owns 10.1% of the outstanding shares of common stock of Equitable, and no longer owns a controlling interest in Equitable. AXA previously announced its intention to sell its entire interest in Equitable over time, subject to market conditions and other factors (the “Plan”). Most of AXA’s remaining Equitable shares are to be delivered on redemption of AXA bonds mandatorily exchangeable into Equitable shares and maturing in May 2021. AXA retains sole discretion to determine the timing of any future sales of its remaining shares of Equitable common stock.

The latest transaction under the Plan, which occurred on November 13, 2019, resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and was deemed an “assignment” causing a termination of the Portfolio’s investment advisory agreement. In order to ensure that investment advisory services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved a new investment advisory agreement with the Adviser, and shareholders of the Portfolio subsequently approved the new investment advisory agreement. This agreement became effective on November 13, 2019.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

15

SMALL/MID CAP VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2019 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$201,888,987	$233,432,693
U.S. government securities	–0–	–0–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$558,527,420

Gross unrealized appreciation	$130,820,310
Gross unrealized depreciation	(54,034,661)

Net unrealized appreciation	$76,785,649

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Portfolio did not engage in derivatives transactions for the year ended December 31, 2019.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Portfolio cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Portfolio receives non-cash collateral, the Portfolio will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a

16

AB Variable Products Series Fund

corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Portfolio earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Portfolio in Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Portfolio’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

A summary of the Portfolio’s transactions surrounding securities lending for the year ended December 31, 2019 is as follows:

				Government Money Market Portfolio
Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*	Income from Borrowers	Income Earned	Advisory Fee Waived
$72,060,347	$1,053,619	$72,423,178	$33,610	$12,057	$1,397

*	As of December 31, 2019.

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018
Class A
Shares sold	1,099,281	871,353	$19,873,600	$18,001,497
Shares issued in reinvestment of dividends and distributions	1,454,025	902,990	23,904,178	18,827,338
Shares redeemed	(1,881,324)	(1,440,937)	(33,866,418)	(30,577,505)

Net increase	671,982	333,406	$9,911,360	$6,251,330

Class B
Shares sold	1,763,040	1,658,064	$31,584,082	$33,516,890
Shares issued in reinvestment of dividends and distributions	2,896,206	1,790,757	47,150,231	36,997,043
Shares redeemed	(3,146,774)	(2,929,462)	(57,033,023)	(61,557,434)

Net increase	1,512,472	519,359	$21,701,290	$8,956,499

At December 31, 2019, certain shareholders of the Portfolio owned 71% in aggregate of the Portfolio’s outstanding shares. Significant transactions by such shareholders, if any, may impact the Portfolio’s performance.

NOTE G: Risks Involved in Investing in the Portfolio

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade or dispose of due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

17

SMALL/MID CAP VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

LIBOR Risk—The Portfolio may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority, which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR remains unclear. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Portfolio’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Portfolio’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2019.

NOTE I: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2019 and December 31, 2018 were as follows:

	2019	2018
Distributions paid from:
Ordinary income	$7,298,543	$2,075,837
Net long-term capital gains	63,755,866	53,748,544

Total taxable distributions	$71,054,409	$55,824,381

As of December 31, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$5,131,270
Undistributed capital gains	27,411,574
Unrealized appreciation/(depreciation)	76,785,649	(a)

Total accumulated earnings/(deficit)	$109,328,493

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

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AB Variable Products Series Fund

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2019, the Portfolio did not have any capital loss carryforwards.

During the current fiscal year, there were no permanent differences that resulted in adjustments to distributable earnings or additional paid-in capital.

NOTE J: Recent Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement which removes, modifies and adds disclosures to Topic 820. The amendments in this ASU 2018-13 (“ASU”) apply to all entities that are required, under existing U.S. GAAP, to make disclosures about recurring or nonrecurring fair value measurements. The amendments in this ASU are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated the impact of the amendments and elected to early adopt the ASU. The adoption of this ASU did not have a material impact on the disclosure and presentation of the financial statements of the Portfolio.

NOTE K: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

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SMALL/MID CAP VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Year Ended December 31,
	2019		2018		2017		2016		2015
Net asset value, beginning of period	$16.93		$21.68		$20.29		$17.29		$21.95

Income From Investment Operations
Net investment income (a)	.16	(b)	.13	(b)	.10	(b)	.10	(b)†	.11
Net realized and unrealized gain (loss) on investment transactions	3.04		(3.04)		2.41		4.09		(1.11)

Net increase (decrease) in net asset value from operations	3.20		(2.91)		2.51		4.19		(1.00)

Less: Dividends and Distributions
Dividends from net investment income	(.11)		(.11)		(.09)		(.11)		(.17)
Distributions from net realized gain on investment transactions	(2.11)		(1.73)		(1.03)		(1.08)		(3.49)

Total dividends and distributions	(2.22)		(1.84)		(1.12)		(1.19)		(3.66)

Net asset value, end of period	$17.91		$16.93		$21.68		$20.29		$17.29

Total Return
Total investment return based on net asset value (c)*	20.10%		(15.03)%		13.15%		25.09	%†	(5.49)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$211,046		$188,052		$233,652		$231,197		$191,388
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.82%		.81%		.81%		.82%		.82%
Expenses, before waivers/reimbursements	.83%		.81%		.82%		.83%		.82%
Net investment income	.90	%(b)	.61	%(b)	.47	%(b)	.53	%(b)†	.56%
Portfolio turnover rate	33%		39%		33%		57%		42%

See footnote summary on page 21.

20

AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Year Ended December 31,
	2019		2018		2017		2016		2015
Net asset value, beginning of period	$16.75		$21.48		$20.12		$17.15		$21.79

Income From Investment Operations
Net investment income (a)	.12	(b)	.07	(b)	.05	(b)	.05	(b)†	.06
Net realized and unrealized gain (loss) on investment transactions	3.02		(3.02)		2.39		4.06		(1.09)

Net increase (decrease) in net asset value from operations	3.14		(2.95)		2.44		4.11		(1.03)

Less: Dividends and Distributions
Dividends from net investment income	(.06)		(.05)		(.05)		(.06)		(.12)
Distributions from net realized gain on investment transactions	(2.11)		(1.73)		(1.03)		(1.08)		(3.49)

Total dividends and distributions	(2.17)		(1.78)		(1.08)		(1.14)		(3.61)

Net asset value, end of period	$17.72		$16.75		$21.48		$20.12		$17.15

Total Return
Total investment return based on net asset value (c)*	19.90%		(15.29)%		12.85%		24.79	%†	(5.69)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$423,246		$374,941		$469,501		$455,422		$386,875
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.07%		1.06%		1.06%		1.07%		1.07%
Expenses, before waivers/reimbursements	1.08%		1.06%		1.07%		1.08%		1.07%
Net investment income	.65	%(b)	.36	%(b)	.22	%(b)	.28	%(b)†	.31%
Portfolio turnover rate.	33%		39%		33%		57%		42%

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

†	For the year ended December 31, 2016, the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$.001	.003%	.003%

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended December 31, 2018 and December 31, 2017 by .07% and .11%, respectively.

See notes to financial statements.

21

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM	AB Variable Products Series Fund

To the Shareholders and the Board of Directors of AB Small/Mid Cap Value Portfolio:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Small/Mid Cap Value Portfolio (the “Portfolio”) (one of the portfolios constituting AB Variable Products Series Fund, Inc. (the “Fund”)), including the portfolio of investments, as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting AB Variable Products Series Fund, Inc.) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

February 14, 2020

22

2019 TAX INFORMATION (unaudited)	AB Variable Products Series Fund

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable year ended December 31, 2019. For corporate shareholders, 87.72% of dividends paid qualify for the dividends received deduction.

23

SMALL/MID CAP VALUE PORTFOLIO	AB Variable Products Series Fund

BOARD OF DIRECTORS
Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez^ Michael J. Downey(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS
James W. MacGregor(2), Vice President Erik A. Turenchalk(2)^^, Vice President Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Analyst	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

CUSTODIAN AND ACCOUNTING AGENT	LEGAL COUNSEL
State Street Bank and Trust Company State Street Corporation CCB/5 1 Iron Street Boston, MA 02210	Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

DISTRIBUTOR AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105	TRANSFER AGENT AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-Free (800) 221-5672

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Portfolio’s portfolio are made by the Small/Mid-Cap Value Senior Investment Management Team. Messrs. MacGregor and Turenchalk^^ are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

^	Mr. Bermudez will be a member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee when he joins the Board on January 1, 2020.

^^	Mr. Turenchalk will be a portfolio manager for the Portfolio, effective January 1, 2020.

24

SMALL/MID CAP VALUE PORTFOLIO

MANAGEMENT OF THE FUND	AB Variable Products Series Fund

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Robert M. Keith,# 1345 Avenue of the Americas New York, NY 10105 59 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business with which he had been associated since prior to 2004.	91	None

INDEPENDENT DIRECTORS

Marshall C. Turner, Jr.,## Chairman of the Board 78 (2005)	Private Investor since prior to 2015. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership, and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	91	Xilinx, Inc. (programmable logic semi-conductors) since 2007

25

SMALL/MID CAP VALUE PORTFOLIO
MANAGEMENT OF THE FUND

(continued)	AB Variable Products Series Fund

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Jorge A. Bermudez,^ 68 (2020)	Private investor since prior to 2015. Former Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008, Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007, and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016. He has served as director or trustee of the AB Funds since 2020.	91	Moody’s Corporation since April 2011

Michael J. Downey,## 76 (2005)	Private Investor since prior to 2015. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2015 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	91	None

Nancy P. Jacklin,## 71 (2006)	Private Investor since prior to 2015. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008–2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002–May 2006); Partner, Clifford Chance (1992–2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985–1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982–1985); and Attorney Advisor, U.S. Department of the Treasury (1973–1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	91	None

26

AB Variable Products Series Fund

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Carol C. McMullen,## 64 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and member of the Advisory Board of Butcher Box (since 2018). Formerly, member, Partners Healthcare Investment Committee (2010–2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	91	None

Garry L. Moody,## 67 (2008)	Formerly, Partner, Deloitte & Touche LLP (1995–2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993–1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975–1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He is also a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council Governing Council. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	91	None

27

SMALL/MID CAP VALUE PORTFOLIO
MANAGEMENT OF THE FUND

(continued)	AB Variable Products Series Fund

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Earl D. Weiner,## 80 (2007)	Senior Counsel since 2017, Of Counsel from 2007 to 2016, and Partner prior to then, of the law firm Sullivan & Cromwell LLP. He is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	91	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

^	Mr. Bermudez will be a member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee when he joins the Board on January 1, 2020.

28

AB Variable Products Series Fund

Officer Information

Certain information concerning the Portfolio’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 59	President and Chief Executive Officer	See biography above.

James W. MacGregor 52	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2015. He is also Chief Investment Officer of US Small and Mid-Cap Value Equities.

Erik A. Turenchalk^^ 47	Vice President	Senior Vice President of the Adviser**, with which he has been associated in a substantially similar capacity to his current position since prior to 2015.

Emilie D. Wrapp 64	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI **, with which she has been associated since prior to 2015.

Michael B. Reyes 43	Senior Analyst	Vice President of the Adviser**, with which he has been associated since prior to 2015.

Joseph J. Mantineo 60	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2015.

Phyllis J. Clarke 59	Controller	Vice President of ABIS**, with which she has been associated since prior to 2015.

Vincent S. Noto 55	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since prior to 2015.

*	The address for each of the Portfolio’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABIS and ABI are affiliates of the Fund.

^^	Mr. Turenchalk will be a portfolio manager for the Portfolio, effective January 1, 2020.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or the Adviser at (800) 227-4618 or visit www.abfunds.com, for a free prospectus or SAI.

29

SMALL/MID CAP VALUE PORTFOLIO

CONTINUANCE DISCLOSURE	AB Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AB Variable Products Series Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Small/Mid Cap Value Portfolio (the “Fund”) at a meeting held on May 7-9, 2019 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2017 and 2018 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with

30

AB Variable Products Series Fund

the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the underlying fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Fund’s Class B shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2019 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and noted that it was above the median. The directors also took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients pursuing an investment strategy similar to the Fund’s. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds pursuing an investment strategy similar to the Fund’s, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors previously discussed these matters with an independent fee consultant. The directors also compared the advisory fee rate for the Fund with that for another fund advised by the Adviser with a similar investment strategy.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the

31

SMALL/MID CAP VALUE PORTFOLIO
CONTINUANCE DISCLOSURE

(continued)	AB Variable Products Series Fund

Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the Adviser’s expense cap for the Fund (although the directors noted that the Fund’s expense ratio was currently below the Adviser’s expense cap). The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also previously discussed economies of scale with an independent fee consultant. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

32

VPS-SMCV-0151-1219

ITEM 2.    CODE OF ETHICS.

(a)    The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b)    During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c)    During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.    AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody and Marshall C. Turner, Jr. qualify as audit committee financial experts.

ITEM 4.    PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent auditor Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include multi-class distribution testing, advice and education on accounting and auditing issues, and consent letters; and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
AB Balanced Wealth Strategy Portfolio	2018	72,197	—	29,226
	2019	72,197	—	20,562
AB Global Thematic Growth Portfolio	2018	41,926	—	22,238
	2019	41,926	—	11,108
AB Growth & Income Portfolio	2018	31,404	2,000	20,591
	2019	31,404	—	20,242
AB Intermediate Bond Portfolio	2018	67,988	—	20,103
	2019	67,988	—	11,588
AB International Growth Portfolio	2018	41,926	—	27,795
	2019	41,926	—	13,800
AB International Value Portfolio	2018	41,926	—	26,660
	2019	41,926	—	16,385
AB Large Cap Growth Portfolio	2018	31,404	2,000	18,081
	2019	31,404	—	19,278
AB Small Cap Growth Portfolio	2018	31,404	—	18,095
	2019	31,404	—	10,149
AB Small/Mid Cap Value Portfolio	2018	35,613	—	20,311
	2019	35,613	—	12,381
AB Dynamic Asset Allocation Portfolio	2018	85,147	—	29,231
	2019	85,147	—	24,338
AB Global Risk Allocation-Moderate Portfolio	2018	36,029	—	23,383
	2019	36,029	—	13,666

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Balanced Wealth Strategy Portfolio	2018	$793,824	29,226
			—
			(29,226)
	2019	$864,618	$20,562
			—
			(20,562)
AB Global Thematic Growth Portfolio	2018	$786,836	22,238
			—
			(22,238)
	2019	$855,164	$11,108
			—
			(11,108)
AB Growth & Income Portfolio	2018	$787,189	22,591
			(2,000)
			(20,591)
	2019	$864,298	$20,242
			—
			(20,242)
AB Intermediate Bond Portfolio	2018	$784,701	20,103
			—
			(20,103)
	2019	$855,644	$11,588
			—
			(11,588)
AB International Growth Portfolio	2018	$792,393	27,795
			—
			(27,795)
	2019	$857,856	$13,800
			—
			(13,800)
AB International Value Portfolio	2018	$791,258	26,660
			—
			(26,660)
	2019	$860,441	$16,385
			—
			(16,385)
AB Large Cap Growth Portfolio	2018	$784,679	20,081
			(2,000)
			(18,081)
	2019	$863,334	$19,278
			—
			(19,278)
AB Small Cap Growth Portfolio	2018	$782,693	18,095
			—
			(18,095)
	2019	$854,205	$10,149
			—
			(10,149)
AB Small/Mid Cap Value Portfolio	2018	$784,909	20,311
			—
			(20,311)
	2019	$856,437	$12,381
			—
			(12,381)
AB Dynamic Asset Allocation Portfolio	2018	$793,829	29,231
			—
			(29,231)
	2019	$868,394	$24,338
			—
			(24,338)
AB Global Risk Allocation-Moderate Portfolio	2018	$787,981	23,383
			—
			(23,383)
	2019	$855,164	$13,666
			—
			(13,666)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.    AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.    SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.    DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.    PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.    PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.    CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal controls over financial reporting that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12.    EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Variable Products Series Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	February 14, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	February 14, 2020

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	February 14, 2020